Exhibit 10.1

[Execution]

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

by and among

LERNER NEW YORK, INC.,
LERNCO, INC. and
LERNER NEW YORK OUTLET, INC.,
as Borrowers,

NEW YORK & COMPANY, INC.,
NEVADA RECEIVABLE FACTORING, INC.,
LERNER NEW YORK HOLDING, INC.,
LERNER NEW YORK GC, LLC and
NEW YORK & COMPANY STORES, INC.,
as Guarantors

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Collateral Agent,

WELLS FARGO CAPITAL FINANCE, LLC
as Sole Lead Arranger and Sole Bookrunner,

and

THE PERSONS NAMED HEREIN,
as Lenders

Dated:  August 10, 2011

TABLE OF CONTENTS

SECTION 1. DEFINITIONS		2

SECTION 2. CREDIT FACILITIES		46

2.1	Revolving Loans	46
2.2	Letter of Credit Accommodations	47
2.3	Commitments	50
2.4	Bank Products	51
2.5	Facility Increases	51
2.6	Facility Decreases	52
2.7	Prepayments	52

SECTION 3. INTEREST AND FEES		53

3.1	Interest	53
3.2	Fees	54
3.3	Inability to Determine Applicable Interest Rate	54
3.4	Illegality	54
3.5	Increased Costs	55
3.6	Capital Requirements	55
3.7	Certificates for Reimbursement	56
3.8	Delay in Requests	56
3.9	Mitigation; Replacement of Lenders	56
3.10	Funding Losses	57
3.11	Maximum Interest	57
3.12	No Requirement of Match Funding	58

SECTION 4. CONDITIONS PRECEDENT		58

4.1	Conditions Precedent to Effectiveness of Agreement	58
4.2	Conditions Precedent to All Loans and Letter of Credit Accommodations	60

SECTION 5. GRANT AND PERFECTION OF SECURITY INTEREST		60

5.1	Grant of Security Interest	60
5.2	Perfection of Security Interests	62

SECTION 6. COLLECTION AND ADMINISTRATION		67

6.1	Borrowers’ Loan Accounts	67
6.2	Statements	67
6.3	Collection of Accounts	67
6.4	Payments	69
6.5	Taxes	71

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6.6	Authorization to Make Loans	74
6.7	Use of Proceeds	75
6.8	Pro Rata Treatment	75
6.9	Sharing of Payments, Etc.	75
6.10	Settlement Procedures	76
6.11	Obligations Several; Independent Nature of Lenders’ Rights	80

SECTION 7. COLLATERAL REPORTING AND COVENANTS		81

7.1	Collateral Reporting	81
7.2	Accounts Covenants	83
7.3	Inventory Covenants	84
7.4	Equipment Covenants	85
7.5	Bills of Lading and Other Documents of Title	86
7.6	Power of Attorney	86
7.7	Right to Cure	87
7.8	Access to Premises	87

SECTION 8. REPRESENTATIONS AND WARRANTIES		88

8.1	Corporate Existence, Power and Authority	88
8.2	Name; State of Organization; Chief Executive Office; Collateral Locations	88
8.3	Financial Statements; No Material Adverse Change	89
8.4	Priority of Liens; Title to Properties	89
8.5	Tax Returns	90
8.6	Litigation	90
8.7	Compliance with Other Agreements and Applicable Laws	90
8.8	Environmental Compliance	91
8.9	Employee Benefits	91
8.10	Bank Accounts, etc.	92
8.11	Intellectual Property	92
8.12	Subsidiaries; Affiliates; Capitalization; Solvency	93
8.13	Labor Disputes	94
8.14	Restrictions on Subsidiaries	94
8.15	Material Contracts	94
8.16	Credit Card Agreements	94
8.17	Payable Practices	95
8.18	Accuracy and Completeness of Information	95
8.19	No Defaults	95
8.20	Transition Services	96
8.21	Patriot Act	96
8.22	OFAC	96
8.23	Survival of Warranties; Cumulative	96

SECTION 9. AFFIRMATIVE AND NEGATIVE COVENANTS		96

9.1	Maintenance of Existence	96
9.2	New Collateral Locations	97
9.3	Compliance with Laws, Regulations, Etc.	97

9.4	Payment of Taxes and Claims	98
9.5	Insurance	99
9.6	Financial Statements and Other Information	99
9.7	Sale of Assets, Consolidation, Merger, Dissolution, Etc.	101
9.8	Encumbrances	104
9.9	Indebtedness	105
9.10	Prepayments and Amendments; Loans, Investments, Etc.	107
9.11	Dividends and Redemptions	109
9.12	Transactions with Affiliates	110
9.13	Compliance with ERISA	111
9.14	End of Fiscal Years; Fiscal Quarters	111
9.15	Change in Business	111
9.16	Limitation of Restrictions Affecting Subsidiaries	111
9.17	Minimum Excess Availability	112
9.18	License Agreements	112
9.19	After Acquired Real Property	113
9.20	Costs and Expenses	113
9.21	Credit Card Agreements	114
9.22	Additional Guaranties and Collateral Security; Further Assurances	115
9.23	Private Label Credit Cards	116
9.24	Termination of Transition Services Agreement	117
9.25	Cash Collateral Account	117
9.26	Foreign Assets Control Regulations, Etc.	117

SECTION 10. EVENTS OF DEFAULT AND REMEDIES		118

10.1	Events of Default	118
10.2	Remedies	120

SECTION 11. JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW		124

11.1	Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver	124
11.2	Waiver of Notices	126
11.3	Amendments and Waivers	126
11.4	Waiver of Counterclaims	128
11.5	Indemnification	128

SECTION 12. THE AGENT		129

12.1	Appointment, Powers and Immunities	129
12.2	Reliance by Agent	130
12.3	Events of Default	130
12.4	Wells Fargo in its Individual Capacity	130
12.5	Indemnification	131
12.6	Non Reliance on Agent and Other Lenders	131
12.7	Failure to Act	131
12.8	Additional Revolving Loans	132
12.9	Concerning the Collateral and the Related Financing Agreements	132

12.10	Field Audit, Examination Reports and other Information; Disclaimer by Lenders	132
12.11	Collateral Matters	133
12.12	Agency for Perfection	135
12.13	Successor Agent	135

SECTION 13. JOINT AND SEVERAL LIABILITY; SURETYSHIP WAIVERS		135

13.1	Independent Obligations; Subrogation	135
13.2	Authority to Modify Obligations and Security	136
13.3	Waiver of Defenses	136
13.4	Exercise of Agent’s and Lenders’ Rights	136
13.5	Additional Waivers	137
13.6	Additional Indebtedness	137
13.7	Notices, Demands, Etc.	137
13.8	Revival	138
13.9	Understanding of Waivers	138

SECTION 14. TERM; MISCELLANEOUS		138

14.1	Term	138
14.2	Interpretative Provisions	139
14.3	Notices	141
14.4	Partial Invalidity	141
14.5	Confidentiality	142
14.6	Successors	143
14.7	Assignments; Participations	143
14.8	Entire Agreement	146
14.9	Patriot Act	146
14.10	Counterparts, Etc.	146

SECTION 15. ACKNOWLEDGMENT AND RESTATEMENT		146

15.1	Existing Obligations	146
15.2	Acknowledgment of Security Interests	147
15.3	Acknowledgment of Security Interests	147
15.4	Existing Financing Agreements	147
15.5	Restatement	147
15.6	Release	148

INDEX OF SCHEDULES AND EXHIBITS

Exhibit A	Form of Assignment and Acceptance Agreement for Lenders

Exhibit B	Form of Borrowing Base Certificate

Exhibit C	Form of Compliance Certificate

Exhibit D	Information Certificates for Borrowers and Guarantors

Exhibit E	Locations of Inventory

Exhibit F	Fiscal Year-End; First Quarter-End; Second Quarter-End; Third Quarter-End; Fourth Quarter-End

Schedule 1.34	Commitments
Schedule 1.47	EBITDA Adjustments
Schedule 1.87	Freight Forwarders
Schedule 5.2(b)	Chattel Paper and Instruments
Schedule 5.2(e)	Investment Property
Schedule 5.2(g)	Letter of Credit Accommodations
Schedule 5.2(h)	Commercial Tort Claims
Schedule 8.8	Environmental Compliance
Schedule 8.11	Certain Intellectual Property
Schedule 8.9(c)	ERISA Affiliates Transactions
Schedule 8.13	Collective Bargaining Agreements
Schedule 8.15	Material Contracts
Schedule 8.16	Credit Card Agreements
Schedule 9.9(h)	Permitted Intercompany Indebtedness
Schedule 9.10	Permitted Loans
Schedule 9.11(d)	Permitted Uses of Certain Permitted Dividends

v

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Third Amended and Restated Loan and Security Agreement (this “Agreement”), dated as of August 10, 2011, is entered into by and among Lerner New York, Inc., a Delaware corporation (“Lerner”), Lernco, Inc., a Delaware corporation (“Lernco”), and Lerner New York Outlet, Inc., a Massachusetts corporation (“Lerner Outlet” and together with Lerner and Lernco, collectively, “Borrowers” and individually each a “Borrower”), New York & Company, Inc., a Delaware corporation (“NY&Co”), Lerner New York Holding, Inc., a Delaware corporation (“Parent”), Nevada Receivable Factoring, Inc., a Nevada corporation (“Nevada Factoring”), New York & Company Stores, Inc., a New York corporation, formerly known as Associated Lerner Shops of America, Inc., a New York corporation (“NY &Co Stores”), and Lerner New York GC, LLC, an Ohio limited liability company (“Lerner GC” and together with NY&Co, Parent, Nevada Factoring and NY &Co Stores, collectively, “Guarantors” and each a “Guarantor”), the Lenders (as defined herein), Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent and collateral agent for the Lenders and the Bank Product Providers (in such capacity, “Agent”) and Wells Fargo Capital Finance, LLC, as sole lead arranger and sole lead bookrunner.

W I T N E S S E T H:

WHEREAS, Lerner, Lernco, the persons party thereto as lenders (the “Existing Lenders”), and Agent have previously entered into that certain Second Amended and Restated Loan and Security Agreement, dated as of August 22, 2007, as amended by Amendment No. 1 to Second Amended and Restated Loan and Security Agreement, dated December 9, 2008, and Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated as of October 19, 2010 (the “Existing Loan Agreement” as hereinafter further defined), pursuant to which, among other things, the Existing Lenders have provided certain loans and other financial accommodations to Borrowers;

WHEREAS, Borrowers and Guarantors (other than Parent) are wholly-owned Subsidiaries of Parent, and together they are interrelated entities which collectively constitute an integrated clothing retailer;

WHEREAS, the directors of each Borrower view the entities as sufficiently dependent upon each other and so interrelated that any advance made hereunder to any Borrower would benefit each of the Borrowers as a result of their consolidated operations and identity of interests;

WHEREAS, each Borrower has requested that Agent and the Lenders treat them as co-borrowers hereunder, jointly and severally responsible for the obligations of each other hereunder;

WHEREAS, each Lender is willing (severally and not jointly) to continue to make loans and other financial accommodations to Borrowers, in each case on a pro rata basis according to its commitments provided for herein on the terms and conditions set forth therein, and Agent is willing to continue to act as agent for the Lenders on the terms and conditions set forth herein; and

WHEREAS, the parties hereto have agreed to amend and restate, in their entirety, the agreements contained in the Existing Loan Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto amend and restate the Existing Loan Agreement and agree as follows:

SECTION 1.                                DEFINITIONS

For purposes of this Agreement, the following terms shall have the respective meanings given to them below:

1.1                                 “Accounts” shall mean all present and future rights of each Borrower and Guarantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, (a) for property that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (b) for services rendered or to be rendered, (c) for a secondary obligation incurred or to be incurred, or (d) arising out of the use of a credit or charge card or information contained on or for use with any such card. The term “Accounts” as used herein shall include, without limitation, all Credit Card Receivables.

1.2                                 “ACH Transactions” shall mean any cash management or related services, including the automatic clearing house transfer of funds by Agent or any of its Affiliates for the account of a Borrower or a Guarantor pursuant to agreement, or overdrafts.

1.3                                 “Adjusted Eurodollar Rate” shall mean, with respect to each Interest Period for any Eurodollar Rate Loan, the rate per annum (rounded upwards, if necessary, to the next one-hundredth (1/100) of one percent (1%)) determined by dividing (a) the Eurodollar Rate for such Interest Period by (b) a percentage equal to: (i) one (1) minus (ii) the Reserve Percentage. For purposes hereof, “Reserve Percentage” shall mean the reserve percentage, expressed as a decimal, prescribed by any United States or foreign banking authority for determining the reserve requirement which is or would be applicable to deposits of United States dollars in a non-United States or an international banking office of the Reference Bank used to fund a Eurodollar Rate Loan or any Eurodollar Rate Loan made with the proceeds of such deposit, whether or not the Reference Bank actually holds or has made any such deposits or loans.  The Adjusted Eurodollar Rate shall be adjusted on and as of the effective day of any change in the Reserve Percentage.

1.4                         “Affiliate” shall mean, with respect to a specific Person, any other Person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under common control with such Person.  For the purposes of this definition, the term “control” (including with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by contract or otherwise.

1.5                                 “Agent” shall mean Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent and collateral agent on behalf of Lenders pursuant to the terms hereof, and any replacement or successor agent hereunder.

1.6                                 “Agent Payment Account” shall mean account no. 5000000030279 of Agent Wells Fargo Bank, National Association, located in Charlotte, North Carolina, ABA no. 053000219, or such other account of Agent as Agent may from time to time designate to Borrowers as the Agent Payment Account for purposes of this Agreement and the other Financing Agreements.

1.7                                 “Applicable LC Margin” shall mean

(a)                                  Subject to clause (b) below, at any time as to the Letter of Credit Rate for documentary Letter of Credit Accommodations and the Letter of Credit Rate for standby Letter of Credit Accommodations, the applicable percentages (on a per annum basis) set forth below, in each case based on the Average Compliance Excess Availability for the immediately preceding fiscal quarter, is at or within the amounts indicated for such percentage as of the last day of the fiscal quarter as follows:

Tier	Quarterly Average Compliance Excess Availability	Applicable LC Margin for Standby Letter of Credit Accommodation	Applicable LC Margin for Documentary Letter of Credit Accommodation
1	Greater than or equal to $35,000,000	1.75%	0.875%
2	Less than $35,000,000	2.00%	1.00%

(b)                                 Notwithstanding anything to the contrary set forth above in clause (a) above, (i) the Applicable LC Margin shall be calculated and established once each fiscal quarter and shall remain in effect until adjusted thereafter after the end of such fiscal quarter, (ii) each adjustment of the Applicable LC Margin shall be effective as of the first day of a fiscal quarter based on the Average Compliance Excess Availability for the immediately preceding fiscal quarter, (iii) the Applicable LC Margin from the date hereof through the end of the first full fiscal quarter after the date hereof shall be the applicable percentages set forth in Tier 1 set forth above, and (iv) in the event that at any time after the end of a fiscal quarter, the Average Compliance Excess Availability for such fiscal quarter used in the calculation of the Applicable LC Margin was greater than or less than the actual amount of the Average Compliance Excess Availability for such fiscal quarter, the Applicable LC Margin shall be adjusted for such prior fiscal quarter and any additional fee as a result of such recalculation shall promptly paid to Agent.

1.8                                 “Applicable Margin” shall mean

(a)                                  Subject to clause (b) below, at any time, as to the Interest Rate for Prime Rate Loans and the Interest Rate for Eurodollar Rate Loans, the applicable percentages (on a per annum basis) set forth below, in each case based on Borrowers’ Average Compliance Excess

Availability for the immediately preceding fiscal quarter, is at or within the amounts indicated for such percentage as of the last day of such fiscal quarter as follows:

Tier	Quarterly Average Compliance Excess Availability	Applicable Prime Rate Margin	Applicable Eurodollar Rate Margin
1	Greater than or equal to $35,000,000	0.75%	1.75%
2	Less than $35,000,000	1.00%	2.00%

(b)                                 Notwithstanding anything to the contrary set forth above in clause (a) above, (i) the Applicable Margin shall be calculated and established once each fiscal quarter and shall remain in effect until adjusted thereafter after the end of such fiscal quarter, (ii) each adjustment of the Applicable Margin shall be effective as of the first day of a fiscal quarter based on the Average Compliance Excess Availability for the immediately preceding fiscal quarter, (iii) the Applicable Margin from the date hereof through the end of the first full fiscal quarter after the date hereof shall be the applicable percentages set forth in Tier 1 set forth above, and (iv) in the event that at any time after the end of a fiscal quarter, the Average Compliance Excess Availability for such fiscal quarter used in the calculation of the Applicable Margin was greater than or less than the actual amount of the Average Compliance Excess Availability for such fiscal quarter, the Applicable Margin shall be adjusted for such prior fiscal quarter and any additional interest as a result of such recalculation shall promptly be paid to Agent.

1.9                                 “Approved Fund” shall mean with respect to any Lender that is a fund or similar investment vehicle that makes or invests in commercial loans, any fund or similar investment vehicle that invests in commercial loans which is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

1.10                           “Assignment and Acceptance” shall mean an Assignment and Acceptance substantially in the form of Exhibit A attached hereto (with blanks appropriately completed) delivered to Agent in connection with an assignment of a Lender’s interest hereunder in accordance with the provisions of Section 14.7 hereof.

1.11                           “Authorized Officer” shall mean Greg Scott, Sheamus Toal or such other person as the Board of Directors of each Borrower may designate by written notice to Agent.

1.12                           “Average Compliance Excess Availability” shall mean the average daily amount, as determined by Agent for the immediately preceding fiscal quarter, of Compliance Excess Availability.

1.13                           “Bank Products” shall mean any one or more of the following types of services or facilities extended to a Borrower or a Guarantor by a Bank Product Provider: (a) credit cards, (b) ACH Transactions, (c) Hedging Transactions, and (d) foreign exchange contracts.

1.14                           “Bank Product Providers” shall mean Agent and any of its Affiliates that may, from time to time, provide any Bank Products to any Borrower or Guarantor or any of their respective Subsidiaries.

1.15                           “Bank Product Reserve” shall mean any and all reserves that Agent may establish from time to time, in its sole discretion, for the Bank Products then provided and outstanding, which reserve may be revised by Agent for such Bank Product from time to time.

1.16                           “Blocked Accounts” shall have the meaning set forth in Section 6.3(a) hereof.

1.17                           “Borrowers” shall mean, collectively, the following (together with their respective successors and assigns): (a) Lerner, (b) Lernco, and (c) Lerner Outlet; each sometimes being referred to herein individually as “Borrower”.

1.18                           “Borrowing Base” shall mean, at any time, the amount equal to:

(a)                                  the sum of:

(i)                                     the lesser of (A) the sum of (1)  ninety percent (90%) of the Net Amount of Eligible Sell-Off Vendors Receivables of Borrowers, plus (2) ninety percent (90%) of the Net Amount of Eligible Damaged Goods Vendors Receivables of Borrowers, and (B) $3,500,000, plus

(ii)                                  ninety percent (90%) of the Net Amount of the Eligible Credit Card Receivables of Borrowers, plus

(iii)                               ninety percent (90%) of the Net Recovery Percentage multiplied by the Value of the Eligible Landed Inventory of Borrowers, plus

(iv)                              the lesser of (A) the sum of (1) ninety percent (90%) of the Net Recovery Percentage multiplied by the Landed Value of Eligible In-Transit Inventory of Borrowers, plus (2) ninety percent (90%) of the Net Recovery Percentage multiplied by the Landed Value of Eligible In-Transit LC Inventory of Borrowers, or (B) one of the following amounts as determined by Agent in its good faith discretion: (1) $25,000,000, if Eligible In-Transit Inventory satisfies the requirements of clause (c)(i)(A) of the definition of Eligible In-Transit Inventory and if such Eligible In-Transit LC Inventory satisfies the requirements of clause (f)(i) of the definition of Eligible In-Transit LC Inventory, (2) $12,000,000 (which amount shall automatically increase or decrease from time to time proportionally based upon a Facility Increase or Facility Decrease so that, after giving effect to any such Facility Increase or Facility Decrease, the amount of such sublimit shall be equal to the amount that is 16% of the revised amount of the Maximum Credit), if Eligible In-Transit Inventory satisfies the requirements of clause (c)(i)(B) of the definition of Eligible In-Transit Inventory and if such Eligible In-Transit LC Inventory satisfies the requirements of clause (f)(ii) of the definition of Eligible In-Transit LC Inventory, and (3) $10,000,000 (which amount shall automatically increase or decrease from time to time proportionally based upon a Facility Increase or Facility Decrease so that, after giving effect to any such Facility Increase or Facility Decrease, the amount of such sublimit shall be equal to the amount that is 13.33 % of the revised amount of the Maximum Credit), if Eligible In-Transit Inventory satisfies the requirements of clause (c)(i)(C) of the definition of Eligible In-Transit Inventory and if such Eligible In-Transit LC Inventory satisfies the requirements of clause (f)(iii) of the definition of Eligible In-Transit LC Inventory, plus

(v)                                 one hundred percent (100%) of Eligible Cash Collateral; minus,

(b)                                 the Reserves and the Bank Product Reserves.

Agent shall have the right to revise the advance rates in, establish Reserves against or sublimits in the Borrowing Base in such amounts and with respect to such matters as Agent in its good faith discretion shall deem necessary or appropriate, at all times and after Agent has completed its updated field audits, examinations and appraisals of the Collateral; provided, that, (a) so long as no Default or Event of Default exists or has occurred and is continuing, Agent shall give to Borrowers ten (10) Business Days’ telephonic or electronic notice and (b) if a Default or Event of Default exists or has occurred and is continuing, Agent shall give to Borrowers three (3) Business Days’ telephonic or electronic notice if (i) Agent establishes Reserves relating to new categories of Reserves, (ii) Agent changes the methodology of calculating Reserves, (iii) Agent establishes sublimits in the Borrowing Base or (iv) Agent revises the advance rates set forth in subparagraph (a)(iii) and (a)(iv) above based on the results of appraisals of the Inventory conducted in accordance with Section 7.3 hereof that are on a “going out of business sale” basis, net of liquidation expenses. The amounts of Eligible Inventory shall be determined based on the lesser of the amount of Inventory set forth in the general ledgers of Borrowers or the perpetual inventory records maintained by Borrowers.  The foregoing notwithstanding, in the event Agent is required to establish Reserves to preserve or protect or maximize the value of the Collateral, Agent shall only provide Borrowers with notice at the time such Reserve is established.

1.19                           “Borrowing Base Certificate” shall mean a certificate substantially in the form of Exhibit B hereto, as such form, subject to the terms hereof, may from time to time be modified by Agent, which is duly completed (including all schedules thereto) and executed by the chief executive officer, chief financial officer, controller or other appropriate financial officer of Borrowers acceptable to Agent in its good faith determination and delivered to Agent.

1.20                           “Business Day” shall mean any day other than a Saturday, Sunday, or other day on which commercial banks are authorized or required to close under the laws of the State of New York, or the Commonwealth of Massachusetts, and a day on which Agent is open for the transaction of business, except that if a determination of a Business Day shall relate to any Eurodollar Rate Loans, the term Business Day shall also exclude any day on which banks are closed for dealings in dollar deposits in the London interbank market or other applicable Eurodollar Rate market.

1.21                           “Capital Expenditures” shall mean, with respect to any Person and its Subsidiaries, all expenditures made and liabilities incurred for the acquisition of equipment, software, fixed assets, real property or improvements, or replacements or substitutions therefor, which are not, in accordance with GAAP, treated as expense items for such Person and its Subsidiaries in the year made or incurred or as a prepaid expense applicable to a future year or years.

1.22                           “Capital Leases” shall mean, as applied to any Person, any lease of (or any agreement conveying the right to use) any property (whether real, personal or mixed) by such Person as lessee which in accordance with GAAP, is required to be reflected as a liability on the balance sheet of such Person.

1.23                           “Capital Stock” shall mean, with respect to any Person, any and all shares, interests, participations or other equivalents (however designated) of such Person’s capital stock or partnership, limited liability company or other equity interests at any time outstanding, and any and all rights, warrants or options exchangeable for or convertible into such capital stock or other interests (but excluding any debt security that is exchangeable for or convertible into such capital stock).

1.24                           “Cash Collateral Account” shall mean a deposit account: (a) maintained by a Borrower as a collateral account with either Wells Fargo, and otherwise mutually satisfactory to Lerner, Agent and Lenders; (b) that is a money market account which does not contain stocks, bonds, other investment property or interests in such investment property; (c) used by such Borrower to deposit cash collateral for the purpose of supporting advances described in clause (a)(v) of the definition of Borrowing Base; (d) which contains readily available funds sufficient to support any and all advances that may be requested by Borrowers pursuant to clause (a)(v) of the definition of Borrowing Base, as determined by Agent; and (e) which is subject to the Cash Collateral Account Control Agreement.  For purposes of clarification, there is no dollar limit on the amount of cash, Cash Equivalents or investment property that may be deposited in or credited to a Cash Collateral Account at any time.

1.25                           “Cash Collateral Account Control Agreement” means a Deposit Account Control Agreement, which, among other things, (a) prohibits the Borrowers from withdrawing or transferring any amounts or investment property from such account except upon the conditions set forth in Section 9.25(f) hereof, (b) provides that the bank at which such account is maintained will provide to Agent a daily report as to the balance of such account, and (c) is otherwise satisfactory to Agent in form and substance.

1.26                           “Cash Dominion Event” shall mean a period either (a) commencing on the date that a Default or Event of Default shall exist or have occurred and be continuing and ending on the date such Default or Event of Default has been waived or cured in accordance with Section 11.3 hereof or (b) commencing on the date that Compliance Excess Availability has been less than twelve and one-half (12.5%) percent of the Maximum Credit for a period of one (1) Business Day as calculated by Agent hereunder and ending on the date that Compliance Excess Availability has been greater than twelve and one-half (12.5%) percent of the Maximum Credit for any thirty (30) consecutive day period thereafter.  Notwithstanding anything to the contrary contained herein, except as Agent and Required Lenders may otherwise agree in writing, a Cash Dominion Event may no longer be terminated following the second (2nd) such termination during the term of this Agreement and in either such case, the Cash Dominion Event shall continue until the payment in full of the Obligations (other than contingent Obligations as to which Agent shall have received such cash collateral, or letter of credit, as is provided for pursuant to the terms of Section 14.1 hereof) and the termination of the Commitments.

1.27                           “Cash Equivalents” shall mean, at any time, (a) any evidence of Indebtedness with a maturity date of ninety (90) days or less issued or directly and fully guaranteed or insured by the United States of America or any agency or instrumentality thereof; provided, that, the full faith and credit of the United States of America is pledged in support thereof; (b) certificates of deposit or bankers’ acceptances with a maturity of ninety (90) days or less of any financial institution that is a member of the Federal Reserve System having combined capital and surplus and undivided profits of not less than $250,000,000; (c) commercial paper (including variable rate demand notes) with a maturity of ninety (90) days or less issued by a corporation (except an Affiliate of any Borrower) organized under the laws of any State of the United States of America or the District of Columbia and rated at least A-1 by Standard & Poor’s Ratings Service, a division of The McGraw-Hill Companies, Inc. or at least P-1 by Moody’s Investors Service, Inc.; (d) repurchase obligations with a term of not more than thirty (30) days for underlying securities of the types described in clause (a) above entered into with any financial institution having combined capital and surplus and undivided profits of not less than $250,000,000; (e) repurchase agreements and reverse repurchase agreements relating to marketable direct obligations issued or unconditionally guaranteed by the United States of America or issued by any governmental agency thereof and backed by the full faith and credit of the United States of America, in each case maturing within ninety (90) days or less from the date of acquisition; provided, that, the terms of such agreements comply with the guidelines set forth in the Federal Financial Agreements of Depository Institutions with Securities Dealers and Others, as adopted by the Comptroller of the Currency on October 31, 1985; (f) investments in money market funds and mutual funds which invest substantially all of their assets in securities of the types described in clauses (a) through (e) above; and (g) other investments as agreed by Agent in writing.

1.28                           “Central Collection Deposit Account” shall mean any deposit account established by Borrowers that is used by Borrowers to receive deposits from local retail store deposit accounts or from sales of Inventory or other proceeds of Collateral arising from transactions other than sales at local retail stores.

1.29                           “Change of Control” shall mean, as of any date of determination, the occurrence of any of the following: (a) any Person and/or one or more of its Affiliates, other than IPC and/or one or more of its Affiliates, or group (within the meaning of the Securities Exchange Act of 1934, as amended) of Persons shall have acquired beneficial ownership (within the meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended) of twenty percent (20%) or more of the issued and outstanding Voting Stock of NY&Co, unless either (i) IPC and/or one or more of its Affiliates, collectively, own more of the Voting Stock of NY&Co than such Person and/or its Affiliates or (ii) IPC and/or one or more of its Affiliates has the right to elect, or cause to be elected, and has elected, or caused to be elected, a majority of the members of the Board of Directors of NY&Co, (b) during any period of twelve (12) consecutive calendar months, individuals who at the beginning of such period constituted the board of directors of NY&Co (together with any new directors whose election by the board of directors of NY&Co or whose nomination for election by the shareholders of NY&Co was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose elections or nomination for election was previously so approved) cease for any reason other than death or disability to constitute a majority of the directors then in office; or (c) except as permitted under the terms of Section 9.7 hereof, NY&Co shall cease to own (directly or indirectly) one hundred percent (100%) of the Capital Stock of each Borrower and each other Guarantor; or (d) any Borrower or Guarantor other than NY&Co does not own one hundred percent (100%) of the Capital Stock of any of its Subsidiaries.

1.30                           “Change in Law” shall mean (a) the adoption of any law, rule, regulation or treaty (including any rules or regulations issued under or implementing any existing law) after

November 27, 2002, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after November 27, 2002 or (c) compliance by any Lender or Issuing Bank (or any lending office of such Lender or by such Lender’s or Issuing Bank’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after November 27, 2002; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder, issued in connection therewith or in implementation thereof, and (ii) all requests, rules, guidelines and directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or by United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, issued or implemented.

1.31                           “Code” shall mean the Internal Revenue Code of 1986, as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

1.32                           “Collateral” shall have the meaning set forth in Section 5 hereof.

1.33                           “Collateral Access Agreement” shall mean an agreement in writing, in form and substance reasonably satisfactory to Agent, from any lessor of premises to any Borrower or Guarantor, or any other person to whom any Collateral is consigned or who has custody, control or possession of any such Collateral or is otherwise the owner or operator of any premises on which any of such Collateral is located, pursuant to which such lessor, consignee or other person, among other things, acknowledges the first priority security interest of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, in such Collateral, agrees to waive or subordinate any and all claims such lessor, consignee or other person may, at any time, have against such Collateral, whether for processing, storage or otherwise, and agrees to permit Agent access to, and the right to remain on, the premises of such lessor, consignee or other person so as to exercise Agent’s rights and remedies and otherwise deal with such Collateral and in the case of any consignee or other person who at any time has custody, control or possession of any Collateral, acknowledges that it holds and will hold possession of the Collateral for the benefit of Agent, the Lenders and the Bank Product Providers and agrees to follow all instructions of Agent with respect thereto.

1.34                           “Commitment” shall mean, as to any Lender: (a) at any time prior to the termination of the Commitments, the amount of such Lender’s revolving loan commitment as set forth on Schedule 1.34 or on Schedule 1 to the Assignment and Acceptance Agreement pursuant to which such Lender became a Lender under this Agreement, as such amount may be adjusted from time to time in accordance with the provisions of Section 14.7 hereof, and (b) after the termination of the Commitments, the unpaid amount of Revolving Loans and Special Agent Advances made by such Lender and such Lender’s interest in the outstanding Letter of Credit Accommodations, in each case as the same may be adjusted from time to time in accordance with the terms hereof.

1.35                           “Compliance Excess Availability” shall mean the amount, as determined by Agent, calculated at any date, equal to:(a) the lesser of:  (i) the Borrowing Base and (ii) the Maximum Credit, minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations in respect of the Loans and outstanding Letter of Credit Obligations.

1.36                           “Credit Card Acknowledgments” shall mean, collectively, the following as determined by Agent in its good faith discretion (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced): (a) the agreements by Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements in favor of Agent acknowledging Agent’s first priority security interest, for and on behalf of Lenders, in the monies due and to become due to any Borrower or Guarantor (including, without limitation, credits and reserves) under the Credit Card Agreements, and agreeing to transfer all such amounts to the Blocked Accounts, and (b) the written notices to Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements notifying such Credit Card Issuers or Credit Card Processors of Agent’s first priority security interest, for and on behalf of Lenders, in the monies due and to become due to any Borrower or Guarantor (including, without limitation, credits and reserves) under the Credit Card Agreements, and instructing such Credit Card Issuer or Credit Card Processor to transfer all such amounts to the Blocked Accounts, each sometimes being referred to herein individually as a “Credit Card Acknowledgment”.

1.37                           “Credit Card Agreements” shall mean all agreements now or hereafter entered into by any Borrower or Guarantor with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, including, but not limited to, the agreements set forth on Schedule 8.16 hereto.

1.38                           “Credit Card Issuer” shall mean any person (other than a Borrower or Guarantor) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche, WFNNB and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc.

1.39                           “Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s or Guarantor’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

1.40                           “Credit Card Receivables” shall mean all domestic Accounts consisting of the present and future rights of any Borrower or Guarantor, including the Private Label Credit Card Receivables, to payment by any Credit Card Processor or Credit Card Issuer and all information contained on or for use with a credit, charge or debit card issued by a Credit Card Issuer.

1.41                           “Credit Facility” shall mean the Revolving Loans and Letter of Credit Accommodations provided hereunder and under the other Financing Agreements.

1.42                           “Default” shall mean an act, condition or event that with notice or passage of time or both would constitute an Event of Default.

1.43                           “Defaulting Lender” shall have the meaning set forth in Section 6.9(d) hereof.

1.44                           “Deferred Billing Program” shall mean any program of any Borrower or Guarantor with a Credit Card Issuer or Credit Card Processor under a Credit Card Agreement or other arrangement of Borrowers or Guarantors pursuant to which any Borrower or Guarantor defers the submission of the sales receipt, invoice or credit card slips to a Credit Card Processor or Credit Card Issuer or the payment of any amounts due from any account debtor is deferred.

1.45                           “Deposit Account Control Agreement” shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among Agent, a Borrower or Guarantor with a deposit account at any bank, and the bank at which such deposit account is at any time maintained which provides that such bank will comply with instructions originated by Agent directing disposition of the funds in the deposit account without further consent by such Borrower or Guarantor and such other terms and conditions as Agent may require, including as to any such agreement with respect to any Blocked Account, providing that all items received or deposited in the Blocked Accounts are the property of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, that the bank has no lien upon, or right to setoff against, the Blocked Accounts, the items received for deposit therein, or the funds from time to time on deposit therein and that the bank will wire, or otherwise transfer, in immediately available funds, on a daily basis to the Agent Payment Account all funds received or deposited into the Blocked Accounts.

1.46                           “Domestic In-Transit Inventory” shall mean Inventory owned by a Borrower that is located in the continental United States of America which is in transit to one of the locations set forth on Exhibit E (as such schedule may be updated from time to time by Borrowers to exclude locations which have been closed and/or include additional locations of Inventory which Borrowers are permitted to establish under the terms of this Agreement) being the premises of such Borrower in the United States of America which are either owned and controlled by such Borrower or leased by such Borrower.

1.47                           “EBITDA” shall mean, for any period, without duplication, the total of the following for the Borrowers and Guarantors on a consolidated basis, each calculated for such period:  Net Income plus (a) preferred dividends, plus (b) income tax expense, plus (c) Interest Expense (including all charges owed with respect to letters of credit), plus (d) depreciation expense, plus (e) amortization expense, plus (f) management fees and expenses, as permitted hereunder, paid or accrued, plus (g) non-cash losses from any sale or disposition of assets, and minus (h) non-cash gains from any sale or disposition of assets, plus (i) any other non-cash charges, non-cash expenses (including non-cash straight line rent), non-cash losses or non-cash restructuring charges, minus (j) the amortization of construction or landlord tenant allowances of the Borrowers or any Subsidiary of a Borrower for such period, all of the foregoing determined in accordance with GAAP as adjusted in accordance with Schedule 1.47 hereto.  For purposes of calculating EBITDA for any Measurement Period, (i) acquisitions that have been made by such Person and its Subsidiaries, including through mergers or consolidated and including any related financing transactions, during the Measurement Period shall be deemed to have occurred on the first day of the Measurement Period; provided, however, that only the actual historical results of operations of the Persons so acquired, without adjustment for pro forma expense savings or revenue increases, shall be used for such calculation; and (ii) the EBITDA of such Person and its Subsidiaries attributable to discontinued operations, as determined in accordance with GAAP, and operations or businesses disposed of prior to the end of such Measurement Period, shall be excluded.

1.48                           “Eligible Cash Collateral” shall mean the cash or Cash Equivalents, in each case denominated in United States Dollars, of a Borrower which are: (a) pledged by such Borrower to Agent pursuant to the Cash Collateral Control Agreement, in form and substance reasonably satisfactory to Agent and duly authorized, executed and delivered by such bank or financial intermediary and such Borrower; (b) free and clear of any lien, security interest, claim or other encumbrance or restriction, except for (i) liens in favor of Agent and (ii) liens of the financial intermediary holding such cash or Cash Equivalents that are expressly permitted by the Cash Collateral Control Agreement; (c) subject to the first priority, valid and perfected security interest and pledge in favor of Agent, except (as to priority) for liens in favor of the financial intermediary holding such cash or Cash Equivalents to the extent such liens are expressly permitted to have priority by the Cash Collateral Control Agreement; and (d) available to such Borrower without condition or restriction except those arising pursuant to the pledge in favor of Agent; provided, that, no cash or Cash Equivalents shall constitute Eligible Cash Collateral prior to the date (if any) on which Agent shall have consented to the request by Borrowers to include Eligible Cash Collateral in the Borrowing Base.

1.49                           “Eligible Credit Card Receivables” shall mean, as to any Borrower, the Credit Card Receivables of such Borrower which are and continue to be acceptable to Agent based on the criteria set forth below.  Credit Card Receivables of a Borrower shall be Eligible Credit Card Receivables if:

(a)                                  such Credit Card Receivables arise from the actual and bona fide sale and delivery of goods or rendition of services by such Borrower in the ordinary course of the business of such Borrower which transactions are completed in accordance with the terms and provisions contained in any agreements binding on such Borrower or the other party or parties related thereto;

(b)                                 such Credit Card Receivables are not past due (beyond any stated applicable grace period, if any, therefor) pursuant to the terms set forth in the Credit Card Agreements with the Credit Card Issuer or Credit Card Processor of the credit card or debit card used in the purchase which give rise to such Credit Card Receivables;

(c)                                  such Credit Card Receivables are not unpaid more than ten (10) days after the date of the sale of Inventory giving rise to such Credit Card Receivables;

(d)                                 such Credit Card Receivables did not consist of Deferred Billing Receivables or Private Label Credit Card Receivables arising pursuant to a “Lerner catalog card”;

(e)                                  all procedures required by the Credit Card Issuer or the Credit Card Processor of the credit card or debit card used in the purchase which gave rise to such Credit Card Receivables shall have been followed in all material respects by such Borrower and all documents required for the authorization and approval by such Credit Card Issuer or Credit Card Processor shall have been obtained in connection with the sale giving rise to such Credit Card Receivables;

(f)                                    the required authorization and approval by such Credit Card Issuer or Credit Card Processor shall have been obtained for the sale giving rise to such Credit Card Receivables;

(g)                                 such Borrower shall have submitted all sales slips, drafts, charges and other reports and other materials required by the Credit Card Issuer or Credit Card Processor obligated in respect of such Credit Card Receivables in order for such Borrower to be entitled to payment in respect thereof;

(h)                                 such Credit Card Receivables comply with the applicable terms and conditions contained in Section 8.16 of this Agreement;

(i)                                     the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables has not asserted a counterclaim, defense or dispute and does not have any right of setoff against such Credit Card Receivables (other than transactions in the ordinary course of the business of such Borrower) and such Credit Card Issuer or Credit Card Processor has not setoff against amounts otherwise payable by such Credit Card Issuer or Credit Card Processor to a Borrower for the purpose of establishing a reserve or collateral for obligations of a Borrower to such Credit Card Issuer or Credit Card Processor (notwithstanding that the Credit Card Issuer or Credit Card Processor may have setoffs for fees and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor with a Borrower as of the date hereof or as such practices may hereafter change as a result of changes to the policies of such Credit Card Issuer or Credit Card Processor applicable to its customers generally and unrelated to the circumstances of a Borrower);

(j)                                     there are no facts, events or occurrences which to the best knowledge of Borrowers would impair in any material respect the validity, enforceability or collectability of such Credit Card Receivables or reduce the amount payable or delay payment thereunder (other than for setoffs for fees and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor with such Borrower as of the date hereof or as such practices may hereafter change as a result of changes to the policies of such Credit Card Issuer or Credit Card Processor applicable to its customers generally and unrelated to the circumstances of a Borrower);

(k)                                  such Credit Card Receivables are subject to the first priority, valid and perfected security interest and lien of Agent, for and on behalf of Lenders, as to such Credit Card Receivables of a Borrower and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any encumbrances permitted under the terms hereof;

(l)                                     Agent shall have received, in form and substance satisfactory to Agent in good faith, a Credit Card Acknowledgment for the credit card or debit card used in the sale which gave rise to such Credit Card Receivable, such Credit Card Acknowledgment shall be in full force and effect and the Credit Card Issuer or Credit Card Processor party thereto shall be in compliance with the terms thereof;

(m)                               there are no proceedings or actions which are pending or, to the best of a Borrower’s knowledge, threatened against the Credit Card Issuers or Credit Card Processors with respect to such Credit Card Receivables which would reasonably be expected to result in any material adverse change in the continued collectability of the Credit Card Receivables with respect to the Credit Card Issuers or Credit Card Processors;

(n)                                 the terms of the sale giving rise to such Credit Card Receivables and all practices of a Borrower with respect to such Credit Card Receivables comply in all material respects with applicable Federal, State, and local laws and regulations;

(o)                                 such Borrower has not received from any Credit Card Issuer or Credit Card Processor any notice of default and/or notice of its intention to cease or suspend payments to a Borrower in respect of such Credit Card Receivables or to establish reserves or collateral for obligations of a Borrower to such Credit Card Issuer or Credit Card Processor (other than for then current fees and chargebacks consistent with the current practices of such Credit Card Issuer or Credit Card Processor as of the date hereof or as such practices may hereafter change as a result of changes to the policies of such Credit Card Issuer or Credit Card Processor applicable to its customers generally and unrelated to the circumstances of a Borrower); and

(p)                                 the customer using the credit card or debit card giving rise to such Credit Card Receivable shall not have returned the merchandise purchased giving rise to such Credit Card Receivable.

1.50                           “Eligible Damaged Goods Vendors Receivables” shall mean Accounts, other than Credit Card Receivables or Eligible Sell-Off Vendors Receivables, created by any Borrower which are and continue to be acceptable to Agent based on the criteria set forth below.  In general, Accounts shall be Eligible Damaged Goods Vendors Receivables if:

(a)                                  such Accounts arise from the actual and bona fide sale and delivery of damaged Inventory by such Borrower to a third-party off-price wholesaler satisfactory to Agent, in the ordinary course of such Borrower’s business, which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

(b)                                 such Accounts are not unpaid more than ninety (90) days after the date of the original invoice for them;

(c)                                  such Accounts comply with the terms and conditions contained in Section 7.2(b) of this Agreement;

(d)                                 such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

(e)           the chief executive office of the account debtor with respect to such Accounts is located in the United States of America or Canada;

(f)            such Accounts do not consist of progress billings (such that the obligation of the account debtors with respect to such Accounts is conditioned upon such Borrower’s satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Agent shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Agent, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

(g)           the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to any right of setoff or recoupment against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by such Borrower to such account debtor or claimed to be owed by such account debtor may be deemed Eligible Damaged Goods Vendors Receivables);

(h)           there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

(i)            such Accounts are subject to the first priority, valid and perfected security interest of Agent and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those of Agent or those permitted in this Agreement that are subject to an intercreditor agreement in form and substance satisfactory to Agent between the holder of such security interest or lien and Agent;

(j)            neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee, agent or other Affiliate of any Borrower or Guarantor;

(k)           the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Agent’s request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Agent;

(l)            there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which are likely to result in any material adverse change in any such account debtor’s financial condition (including, without limitation, any bankruptcy, dissolution, liquidation, reorganization or similar proceeding);

(m)          such Accounts are not evidenced by or arising under any instrument or chattel paper;

(n)           such Accounts are not owed by an account debtor who has Accounts unpaid more than ninety (90) days after the original invoice date for them which constitute more than thirty-five percent (35%) of the total Accounts of such account debtor;

(o)           the account debtor is not located in a state requiring the filing of a Notice of Business Activities Report or similar report in order for such Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost; and

(p)           such Accounts do not constitute amounts which have been invoiced by such Borrower but with respect to which goods so invoiced have not been delivered to the account debtor.

The criteria for Eligible Damaged Goods Vendors Receivables set forth above may only be changed and any new criteria for Eligible Damaged Goods Vendors Receivables may only be established by Agent in good faith based on either:  (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Agent has no written notice thereof from Borrowers prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Accounts in the good faith determination of Agent.  Any Accounts which are not Eligible Damaged Goods Vendors Receivables shall nevertheless be part of the Collateral.

1.51         “Eligible Inventory” shall mean Eligible Landed Inventory, Eligible In-Transit Inventory and Eligible In-Transit LC Inventory.

1.52         “Eligible In-Transit Inventory” shall mean Domestic In-Transit Inventory and Foreign In-Transit Inventory owned by a Borrower that otherwise satisfies the criteria for Eligible Landed Inventory; provided, that:

(a)           as to any such Domestic In-Transit Inventory or Foreign In-Transit Inventory:

(i)            title to such Inventory has passed to such Borrower;

(ii)           such Inventory is not then subject to a Letter of Credit Accommodation;

(iii)          such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its discretion and Agent shall have received a copy of the certificate of evidence of property insurance in the case of Domestic In-Transit Inventory and the certificate of evidence of marine cargo insurance in the case of Foreign In-Transit Inventory, in each case, in which Agent has been named as an additional insured and lender’s loss payee in a manner acceptable to Agent;

(iv)          the applicable Borrower has provided a certificate to Agent that certifies that, to the best knowledge of such Borrower, such Inventory meets all of such

Borrower’s representations and warranties contained herein concerning Eligible Inventory, that it knows of no reason why such Inventory would not be accepted by such Borrower when it arrives and that the shipment as evidenced by the documents conforms to the related order documents; and

(v)           Agent has a first priority perfected security interest in and lien upon such Inventory and all documents of title with respect thereto;

(b)           in addition to and not in limitation of the criteria set forth in clause (a) of this definition, as to any such Domestic In-Transit Inventory,

(i)            such Inventory shall not have been in transit for more than fourteen (14) days, without the prior written consent of Agent; and

(ii)           such Inventory, and if requested by Agent, any documents of title related thereto, is in the possession of a Person who has executed, in form and substance acceptable to Agent, a Collateral Access Agreement in favor of Agent;

(c)           in addition to and not in limitation of the criteria set forth in clause (a) of this definition, as to any such Foreign In-Transit Inventory,

(i)            such Inventory meets the criteria in subsections (A), (B) or (C) below, subject to the sublimts set forth in the Borrowing Base:

(A)          such Inventory either (1) is the subject of a negotiable bill of lading (I) in which Agent is named as the consignee (either directly or by means of endorsements), (II) that was issued by the carrier respecting such Inventory that is subject to such bill of lading, and (III) that is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder, or (2) is the subject of a negotiable forwarder’s cargo receipt and such cargo receipt on its face indicates the name of the freight forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multilmodal transport operator, in any case respecting such Inventory and either (I) names Agent as the consignee (either directly or by means of endorsements), or (II) is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder; such Inventory currently is in the possession or control of a bailee signatory to a Collateral Access Agreement and is in transit (whether by vessel, air, or land);

(B)           such Inventory either (1) is the subject of a non-negotiable bill of lading (I) in which Agent is directly named as the consignee, (II) that was issued by the carrier respecting such Inventory that is subject to such bill of lading, and (III) that is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder, or (2) is the subject of a non-negotiable forwarder’s cargo receipt and such cargo receipt on its face indicates the name of the freight forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multilmodal transport operator, in any case respecting such Inventory and (I) directly names Agent as the consignee, and (II) is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder; such Inventory currently is in the possession or control of a bailee signatory to a Collateral Access Agreement and is in transit (whether by vessel, air, or land);

(C)           such Inventory either (1) is the subject of a non-negotiable bill of lading (I) in which such Borrower is named as the consignee, (II) that was issued by the carrier respecting such Inventory that is subject to such bill of lading, and (III) that is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder, or (2) is the subject of a non-negotiable forwarder’s cargo receipt and such cargo receipt on its face indicates the name of the freight forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multilmodal transport operator, in any case respecting such Inventory and (I) names such Borrower as the consignee, and (II) is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder; such Inventory currently is in the possession or control of a bailee signatory to a Collateral Access Agreement and is in transit (whether by vessel, air, or land);

(ii)           the bills of lading and other documents of title with respect to such Inventory complies with the terms and conditions of Section 7.5 hereof; and

(iii)          such Inventory shall not have been in transit for more than forty-five (45) days, without the prior written consent of Agent.

1.53         “Eligible In-Transit LC Inventory” shall mean Inventory owned by a Borrower that otherwise satisfies the criteria for Eligible Landed Inventory but is not located in the continental United States of America and which is in transit to one of the locations set forth on Exhibit E hereto (as such schedule may be updated from time to time by Borrowers to exclude locations which have been closed and/or include additional locations of Inventory which Borrowers are permitted to establish under the terms of this Agreement) being either the premises of a Freight Forwarder in the United States of America or the premises of such Borrower in the United States of America which are either owned and controlled by such Borrower or leased by such Borrower (but only if Agent has received a Collateral Access Agreement duly authorized, executed and delivered by such Freight Forwarder or the owner and lessor of such leased premises, as the case may be); provided, that:

(a)           such Inventory is the subject of an outstanding documentary Letter of Credit Accommodation issued hereunder for the purchase of such Inventory;

(b)           the documentary Letter of Credit Accommodation issued hereunder for the purchase of such Inventory has not been outstanding more than seventy-five (75) days from its date of issuance;

(c)           title to such Inventory has passed to such Borrower,

(d)           Agent has a first priority perfected security interest in and lien upon such Inventory and all documents of title with respect thereto;

(e)           such Inventory is insured against types of loss, damage, hazards, and risks, and in amounts, satisfactory to Agent in its discretion and Agent shall have received a copy of the certificate of evidence of marine cargo insurance in connection therewith in which it has been named as an additional insured and lender’s loss payee in a manner acceptable to Agent;

(f)            such Inventory meets the criteria in subsections (i), (ii) or (iii) below, subject to the sublimts set forth in the Borrowing Base:

(i)            such Inventory either (A) is the subject of a negotiable bill of lading (1) in which Agent is named as the consignee (either directly or by means of endorsements), (2) that was issued by the carrier respecting such Inventory that is subject to such bill of lading, and (3) that is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder, or (B) is the subject of a negotiable forwarder’s cargo receipt and such cargo receipt on its face indicates the name of the freight forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multilmodal transport operator, in any case respecting such Inventory and either (I) names Agent as the consignee (either directly or by means of endorsements), or (2) is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder; such Inventory currently is in the possession or control of a bailee signatory to a Collateral Access Agreement and is in transit (whether by vessel, air, or land);

(ii)           such Inventory either (A) is the subject of a non-negotiable bill of lading (1) in which Agent is directly named as the consignee, (2) that was issued by the carrier respecting such Inventory that is subject to such bill of lading, and (3) that is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder, or (B) is the subject of a non-negotiable forwarder’s cargo receipt and such cargo receipt on its face indicates the name of the freight forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multilmodal transport operator, in any case respecting such Inventory and (1) directly names Agent as the consignee, and (2) is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder; such Inventory currently is in the possession or control of a bailee signatory to a Collateral Access Agreement and is in transit (whether by vessel, air, or land);

(iii)          such Inventory either (A) is the subject of a non-negotiable bill of lading (1) in which such Borrower is named as the consignee, (2) that was issued by the carrier respecting such Inventory that is subject to such bill of lading, and (3) that is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder, or (B) is the subject of a non-negotiable forwarder’s cargo receipt and such cargo receipt on its face indicates the name of the freight forwarder as a carrier or multimodal transport operator and has been signed or otherwise authenticated by it in such capacity or as a named agent for or on behalf of the carrier or multilmodal transport operator, in any case respecting such Inventory and (1) names such Borrower as the consignee, and (2) is in the possession of Agent or the Freight Forwarder handling the importing, shipping and delivery of such Inventory, in all cases, acting on Agent’s behalf subject to a Collateral Access Agreement, duly authorized, executed and delivered by such Freight Forwarder; such Inventory currently is in the possession or control of a bailee signatory to a Collateral Access Agreement and is in transit (whether by vessel, air, or land); and

(g)           the applicable Borrower has provided a certificate to Agent that certifies that, to the best knowledge of such Borrower, such Inventory meets all of such Borrower’s representations and warranties contained herein concerning Eligible Inventory, that it knows of no reason why such Inventory would not be accepted by such Borrower when it arrives and that the shipment as evidenced by the documents conforms to the related order documents.

1.54         “Eligible Landed Inventory” shall mean Inventory consisting of finished goods held for resale in the ordinary course of the business of Borrowers located in one of the locations of Borrowers set forth on Exhibit E hereto (as such schedule may be updated from time to time by Borrowers to exclude locations which have been closed and/or include additional locations of Inventory which Borrowers are permitted to establish under the terms of this Agreement) which are acceptable to Agent based on the criteria set forth below.  In general, Eligible Landed Inventory shall not include:

(a)           work-in-process;

(b)           raw materials;

(c)           spare parts for equipment;

(d)           packaging and shipping materials;

(e)           supplies used or consumed in Borrowers’ business;

(f)            Inventory at premises other than those owned or leased and controlled by a Borrower unless Agent has either (i) received a Collateral Access Agreement in form and substance satisfactory to Agent with respect to such location or (ii) established a Reserve in an amount in accordance with the terms hereof with respect to such location;

(g)           Inventory subject to a perfected security interest or lien in favor of any person other than Agent except those permitted in this Agreement including those that are subordinate to the security interest of Agent pursuant to an intercreditor agreement in form and substance satisfactory to Agent between Agent and the holder of such other security interest or lien;

(h)           bill and hold goods;

(i)            obsolete, out-of-season or slow moving Inventory;

(j)            damaged and/or defective Inventory;

(k)           Inventory returned by customers and not held for resale;

(l)            Inventory consisting of samples or displays;

(m)          Inventory held for return to vendors; and

(n)           Inventory purchased or sold on consignment.

General criteria for Eligible Landed Inventory may only be made more restricted and any new criteria for Eligible Landed Inventory may only be established by Agent in good faith, based on either:  (i) an event, condition or other circumstance arising after the date hereof, or (ii) existing on the date hereof to the extent Agent has no written notice thereof from Borrowers prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Inventory in the good faith determination of Agent.  Any Inventory which is not Eligible Landed Inventory shall nevertheless be part of the Collateral.

1.55         “Eligible Sell-Off Vendors Receivables” shall mean Accounts, other than Credit Card Receivables or Eligible Damaged Goods Vendor Receivables, created by any Borrower which are and continue to be acceptable to Agent based on the criteria set forth below.  In general, Accounts shall be Eligible Sell-Off Vendors Receivables if:

(a)           such Accounts arise from the actual and bona fide sale and delivery of out-of-season or slow moving Inventory by such Borrower to a third-party off-price wholesaler, including NEJ, Inc. and Global Traders Network (or any other Person engaged in substantially the same business as NEJ, Inc. and Global Traders Network and permitted by Agent), in the ordinary course of such Borrower’s business, which transactions are completed in accordance with the terms and provisions contained in any documents related thereto;

(b)           such Accounts are not unpaid more than ninety (90) days after the date of the original invoice for them;

(c)           such Accounts comply with the terms and conditions contained in Section 7.2(b) of this Agreement;

(d)           such Accounts do not arise from sales on consignment, guaranteed sale, sale and return, sale on approval, or other terms under which payment by the account debtor may be conditional or contingent;

(e)           the chief executive office of the account debtor with respect to such Accounts is located in the United States of America or Canada;

(f)            such Accounts do not consist of progress billings (such that the obligation of the account debtors with respect to such Accounts is conditioned upon such Borrower’s satisfactory completion of any further performance under the agreement giving rise thereto), bill and hold invoices or retainage invoices, except as to bill and hold invoices, if Agent shall have received an agreement in writing from the account debtor, in form and substance satisfactory to Agent, confirming the unconditional obligation of the account debtor to take the goods related thereto and pay such invoice;

(g)           the account debtor with respect to such Accounts has not asserted a counterclaim, defense or dispute and does not have, and does not engage in transactions which may give rise to any right of setoff or recoupment against such Accounts (but the portion of the Accounts of such account debtor in excess of the amount at any time and from time to time owed by such Borrower to such account debtor or claimed to be owed by such account debtor may be deemed Eligible Sell-Off Vendors Receivables),

(h)           there are no facts, events or occurrences which would impair the validity, enforceability or collectability of such Accounts or reduce the amount payable or delay payment thereunder;

(i)            such Accounts are subject to the first priority, valid and perfected security interest of Agent and any goods giving rise thereto are not, and were not at the time of the sale thereof, subject to any liens except those permitted in this Agreement that are subject to an intercreditor agreement in form and substance satisfactory to Agent between the holder of such security interest or lien and Agent;

(j)            neither the account debtor nor any officer or employee of the account debtor with respect to such Accounts is an officer, employee, agent or other Affiliate of any Borrower or Guarantor;

(k)           the account debtors with respect to such Accounts are not any foreign government, the United States of America, any State, political subdivision, department, agency or instrumentality thereof, unless, if the account debtor is the United States of America, any State, political subdivision, department, agency or instrumentality thereof, upon Agent’s request, the Federal Assignment of Claims Act of 1940, as amended or any similar State or local law, if applicable, has been complied with in a manner satisfactory to Agent;

(l)            there are no proceedings or actions which are threatened or pending against the account debtors with respect to such Accounts which are likely to result in any material adverse change in any such account debtor’s financial condition (including, without limitation, any bankruptcy, dissolution, liquidation, reorganization or similar proceeding);

(m)          such Accounts are not evidenced by or arising under any instrument or chattel paper;

(n)           such Accounts are not owed by an account debtor who has Accounts unpaid more than ninety (90) days after the original invoice date for them which constitute more than thirty-five (35%) of the total Accounts of such account debtor;

(o)           the account debtor is not located in a state requiring the filing of a Notice of Business Activities Report or similar report in order for such Borrower to seek judicial enforcement in such State of payment of such Account, unless such Borrower has qualified to do business in such state or has filed a Notice of Business Activities Report or equivalent report for the then current year or such failure to file and inability to seek judicial enforcement is capable of being remedied without any material delay or material cost; and

(p)           such Accounts do not constitute amounts which have been invoiced by such Borrower but with respect to which goods so invoiced have not been delivered to the account debtor.

The criteria for Eligible Sell-Off Vendors Receivables set forth above may only be changed and any new criteria for Eligible Sell-Off Vendors Receivables may only be established by Agent in good faith based on either:  (i) an event, condition or other circumstance arising after the date hereof, or (ii) an event, condition or other circumstance existing on the date hereof to the extent Agent has no written notice thereof from Borrowers prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Accounts in the good faith determination of Agent.  Any Accounts which are not Eligible Sell-Off Vendors Receivables shall nevertheless be part of the Collateral.

1.56         “Eligible Transferee” shall mean (a) any Lender; (b) the parent company of any Lender and/or any Affiliate of such Lender which is at least fifty percent (50%) owned by such Lender or its parent company; (c) any person (whether a corporation, partnership, trust or otherwise) that is engaged in the business of making, purchasing, holding or otherwise investing in bank loans and similar extensions of credit in the ordinary course of its business and is administered or managed by a Lender or with respect to any Lender that is a fund which invests in bank loans and similar extensions of credit, any other fund that invests in bank loans and similar extensions of credit and is managed by the same investment advisor as such Lender or by an Affiliate of such investment advisor, and in each case is approved by Agent; and (d) any other commercial bank, financial institution or “accredited investor” (as defined in Regulation D under the Securities Act of 1933) approved by Agent, provided, that, (i) no Borrower, Guarantor, Affiliate of any Borrower or Guarantor, IPC or any Affiliate of IPC shall qualify as an Eligible Transferee, (ii) no Person to whom any Indebtedness which is in any way subordinated in right of payment to any other Indebtedness of any Borrower or Guarantor shall qualify as an Eligible Transferee, except as Agent may otherwise specifically agree and (iii) no Person that is organized under the laws of a jurisdiction other than the United States or any state thereof shall qualify as an Eligible Transferee.

1.57         “Environmental Laws” shall mean all foreign, Federal, State and local laws (including common law), rules, codes, licenses, permits (including any conditions imposed therein), authorizations, judicial or administrative decisions, injunctions or agreements between any Borrower or Guarantor and any Governmental Authority, (a) relating to pollution and the protection, preservation or restoration of the environment (including air, water vapor, surface water, ground water, drinking water, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to occupational health or safety, (b) relating to the exposure to, or the use, storage, recycling, treatment, generation, manufacture, processing, distribution, transportation, handling, labeling, production, release or disposal, or threatened release, of Hazardous Materials, or (c) relating to all laws with regard to recordkeeping, notification, disclosure and reporting requirements respecting Hazardous Materials.  The term “Environmental Laws” includes (i) the Federal Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Federal Superfund Amendments and Reauthorization Act, the Federal Water Pollution Control Act of 1972, the Federal Clean Water Act, the Federal Clean Air Act, the Federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the Federal Solid Waste Disposal and the Federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, and the Federal Safe Drinking Water Act of 1974, (ii) applicable state counterparts to such laws and (iii) any common law or equitable doctrine that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.

1.58         “Equipment” shall mean all of each Borrower’s and each Guarantor’s now owned and hereafter acquired equipment, wherever located, including machinery, data processing and computer equipment (whether owned or licensed and including embedded software), vehicles, tools, furniture, fixtures, all attachments, accessions and property now or hereafter affixed thereto or used in connection therewith, and substitutions and replacements thereof, wherever located.

1.59         “ERISA” shall mean the United States Employee Retirement Income Security Act of 1974, as amended, together with all rules, regulations and interpretations thereunder or related thereto.

1.60         “ERISA Affiliate” shall mean any person required to be aggregated with any Borrower or any Guarantor under Sections 414(b), 414(c), 414(m) or 414(o) of the Code.

1.61         “ERISA Event” shall mean (a) any “reportable event”, as defined in Section 4043(c) of ERISA or the regulations issued thereunder, with respect to a Pension Plan, except for any such event with respect to which notice has been waived pursuant to applicable regulations; (b) the adoption of any amendment to a Pension Plan that would require the provision of security pursuant to Section 401(a)(29) of the Code or Section 307 of ERISA; (c) the existence with respect to any Pension Plan of an “accumulated funding deficiency” (as defined in Section 412 of the Code or Section 302 of ERISA), whether or not waived; (d) the filing pursuant to Section 412 of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Pension Plan; (e) the occurrence of a non-exempt “prohibited transaction” with respect to which any Borrower or Guarantor, or any of their respective Subsidiaries is a “disqualified person” (within the meaning of Section 4975 of the Code); (f) a complete or partial withdrawal by any Borrower, any Guarantor or any ERISA Affiliate from a Multiemployer Plan or a cessation of operations which is treated as such a withdrawal or notification that a Multiemployer Plan is in reorganization; (g) the filing of a notice of intent to terminate, the treatment of a Pension Plan amendment as a termination under Section 4041 or 4041A of ERISA, or the commencement of proceedings by the Pension Benefit Guaranty Corporation to terminate a Pension Plan; (h) an event or condition which might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan; and (i) the imposition of any liability under Title IV of ERISA, other than the Pension Benefit Guaranty Corporation premiums due but not delinquent under Section 4007 of ERISA, upon any Borrower, any Guarantor or any ERISA Affiliate in an amount that could reasonably be expected to have a Material Adverse Effect.

1.62         “Eurodollar Rate” shall mean with respect to the Interest Period for a Eurodollar Rate Loan, the interest rate per annum equal to the arithmetic average of the rates of interest per annum (rounded upwards, if necessary, to the next one-hundredth (1/100) of one percent (1%)) appearing on Reuters Screen LIBOR01 Page (or any successor or substitute page of such service, or any successor to or substitute for such service as determined by Agent) as the London interbank offered rate for deposits in US Dollars at approximately 11:00 a.m. (London time) two (2) Business Days’ prior to the first day of such Interest Period for a term comparable to such Interest Period; provided, that, if more than one rate is specified on Reuters Screen LIBOR01 Page for such comparable period, the applicable rate shall be the arithmetic mean of all such rates.  If such rate is not available at such time for any reason, then the “Eurodollar Rate” shall mean, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, the rate of interest per annum at which US dollar deposits of $5,000,000 and for a term comparable to such Interest Period are offered by the principal London office of Wells Fargo as specified by Agent, in immediately available funds in the London interbank market at approximately 11:00 a.m. London time two (2) Business Days prior to the commencement of such Interest Period.

1.63         “Eurodollar Rate Loans” shall mean the Loans or portions thereof on which interest is payable based on the Adjusted Eurodollar Rate in accordance with the terms hereof.

1.64         “Event of Default” shall mean the occurrence or existence of any event or condition described in Section 10.1 hereof.

1.65         “Excess Availability” shall mean, the amount, as determined by Agent, calculated at any date, equal to:(a) the lesser of:  (i) the Borrowing Base and (ii) the Maximum Credit, minus (b) the sum of: (i) the amount of all then outstanding and unpaid Obligations in respect of the Loans and outstanding Letter of Credit Obligations, plus (ii) the aggregate amount of all outstanding and unpaid trade payables and other obligations of any Borrower which, as reported on the most recent Borrowing Base Certificate for the most recent month end, are outstanding more than forty-five (45) days past due as of such time (other than trade payables or other obligations being contested or disputed by such Borrower in good faith), plus (iii) without duplication, the amount of checks issued by any Borrower to pay trade payables and other obligations which, as reported on the most recent Borrowing Base Certificate for the most recent month end, are more than forty-five (45) days past due as of such time (other than trade payables or other obligations being contested or disputed by such Borrower in good faith), but not yet sent.

1.66         “Exchange Act” shall mean the Securities Exchange Act of 1934, together with all rules, regulations and interpretations thereunder or related thereto.

1.67         “Existing Financing Agreements” shall mean, collectively, the Existing Loan Agreement, the Existing Guarantor Security Agreements, and all other documents, certificates, instruments, notes, guarantees, mortgages and agreements executed and delivered by Borrowers and Guarantors in connection therewith, whether or not specifically mentioned herein or therein as heretofore, amended and as in effect immediately prior to the date hereof.

1.68         “Existing Guarantor Security Agreements” shall mean, collectively, the Amended and Restated Guaranty and Security Agreement, dated March 16, 2004, by NY&Co in favor of Agent, the Amended and Restated Guaranty and Security Agreement, dated March 16, 2004, by Parent in favor of Agent, the Amended and Restated Guaranty and Security Agreement, dated March 16, 2004, by Nevada Factoring in favor of Agent, the Amended and Restated Guaranty and Security Agreement, dated March 16, 2004, by Associated Lerner in favor of Agent, Associated Lerner, and the Amended and Restated Guaranty and Security Agreement, dated March 16, 2004, by Lerner GC in favor of Agent as heretofore amended and as in effect immediately prior to the date hereof.

1.69         “Existing Letters of Credit” shall mean, collectively, the letters of credit issued for the account of Borrowers under the Existing Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.70         “Existing Loan Agreement” shall have the meaning set forth in the recitals hereof as heretofore amended and as in effect immediately prior to the date hereof.

1.71         “Existing Term Loan” shall have the meaning set forth in the Existing Loan Agreement.

1.72         “Existing Term Loan Lender” shall mean Wells Fargo.

1.73         “Facility Decrease” shall have the meaning set forth in Section 2.6 hereof.

1.74         “Facility Increase” shall have the meaning set forth in Section 2.5 hereof.

1.75         “FATCA” shall mean the Foreign Account Tax Compliance Act (enacted as part of the Hiring Incentives to Restore Employment Act), Sections 1471 through 1474 of the Code, together with all rules, regulations and interpretations thereunder or related thereto.

1.76         “Federal Funds Rate” shall mean, for any period, a fluctuating interest rate per annum equal to, for each day during such period, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by Agent from three Federal funds brokers of recognized standing selected by it.

1.77         “Fee Letter” shall mean the Confidential Fee Letter, dated as of the date hereof, among Borrowers and Agent.

1.78         “Financing Agreements” shall mean, collectively, this Agreement, any and all notes, the Fee Letter, the Guarantee, the Stock Pledge Agreements, the Collateral Access Agreements, the Credit Card Acknowledgments, the Deposit Account Control Agreements (together with all other agreements necessary for Agent to take (conditionally or otherwise) dominion of all cash receipts and payments on credit card receivables of each Borrower and Guarantor), the Investment Property Control Agreements, any other security agreements, the Intellectual Property Security Agreements, the Intercompany Subordination Agreement, and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or any Obligor in connection with this Agreement.

1.79         “Fiscal Year-End” shall mean the dates denoted as Fiscal Year-End dates on Exhibit F hereto.

1.80         “First Quarter-End” shall mean the dates denoted as First Quarter-End dates on Exhibit F hereto.

1.81         “Fixed Charge Coverage Ratio” shall mean, as to any Person and their Subsidiaries, calculated on a consolidated basis, for any applicable Measurement Period, measured as of the end of such, the ratio of: (a) the amount equal to sum of (i) EBITDA plus (ii) Qualified Cash to (b) Fixed Charges.

1.82         “Fixed Charges” shall mean, with respect to any Person and its Subsidiaries for any period, the sum of, without duplication, (a) all cash Interest Expense paid during such period (net of interest income of such Person during such Period and excluding, to the extent taken into account in the calculation of Interest Expense, upfront fees, costs and expenses in respect of this Agreement and the transactions contemplated hereby and thereby), plus (b) all regularly scheduled mandatory principal payments with respect to Indebtedness for borrowed money (excluding payments in respect of Revolving Loans) paid or payable for such period, and Indebtedness with respect to Capital Leases paid during such period in cash (excluding the interest component with respect to Indebtedness under Capital Lease), plus (c) all income taxes paid during such period in cash (net of refunds or tax credits to such Person in respect to income taxes, and excluding income tax on extraordinary or non-recurring gains or gains from asset sales outside of the ordinary course of business), plus (d) all Capital Expenditures paid in cash during such period net of applicable construction or landlord tenant allowances during such period (other Capital Expenditures of such Person, made with the proceeds of Indebtedness permitted for such purpose hereunder), all of the foregoing as determined in accordance with GAAP.

1.83         “Fourth Quarter-End” shall mean the dates denoted as Fourth Quarter-End dates on Exhibit F hereto.

1.84         “Foreign In-Transit Inventory” shall mean Inventory owned by a Borrower that is not located in the continental United States of America and which is in transit to one of the  locations set forth on Exhibit E hereto (as such schedule may be updated from time to time by Borrowers to exclude locations which have been closed and/or include additional locations of

Inventory which Borrowers are permitted to establish under the terms of this Agreement) being either the premises of a Freight Forwarder in the United States of America or the premises of such Borrower in the United States of America which are either owned and controlled by such Borrower or leased by such Borrower.

1.85         “Foreign Subsidiary” shall mean any Subsidiary of any Borrower or Guarantor that is organized or incorporated under the laws of any jurisdiction outside of the United States of America.

1.86         “Foreign Holdco Subsidiary” shall mean any Subsidiary of any Borrower or Guarantor that is organized or incorporated under the laws of any jurisdiction within the United States of America which (a) is formed and maintained for the sole purpose of holding the Capital Stock of any Foreign Subsidiary, (b) owns assets consisting solely of the Capital Stock of any Foreign Subsidiary and assets having a de minimis value, and (c) does not have any creditors.

1.87         “Freight Forwarders” shall mean the persons listed on Schedule 1.87 hereto or such other person or persons as may be selected by Borrower after the date hereof and after written notice by Borrower to Agent who are reasonably acceptable to Agent to handle the receipt of Inventory within the United States of America and/or to clear Inventory through the Bureau of Customs and Border Protection (formerly the Customs Service) or other domestic or foreign export control authorities or otherwise perform port of entry services to process Inventory imported by Borrower from outside the United States of America (such persons sometimes being referred to herein individually as a “Freight Forwarder”), provided, that, as to each such person, (a) Agent shall have received a Collateral Access Agreement by such person in favor of Agent (in form and substance satisfactory to Agent) duly authorized, executed and delivered by such person, (b) such agreement shall be in full force and effect and (c) such person shall be in compliance in all material respects with the terms thereof.

1.88         “GAAP” shall mean generally accepted accounting principles in the United States of America as in effect from time to time as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board which are applicable to the circumstances as of the date of determination consistently applied, except that, for purposes of Section 9.17 and for purposes of calculating the Fixed Charge Coverage Ratio hereof, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements delivered to Agent prior to the date hereof.

1.89         “Gift Certificate and Store Credit Reserve” shall mean, as of any date of determination, a Reserve equal to the amount of fifty-one percent (51%) of all (i) accrued and outstanding gift certificates which any Borrower is obligated to honor and (ii) the aggregate amount of outstanding store credit to be honored by any Borrower.

1.90         “Governmental Authority” shall mean any nation or government, any state, province, or other political subdivision thereof, any central bank (or similar monetary or regulatory authority) thereof, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

1.91         “Guarantee” shall mean the Third Amended and Restated Guarantee, dated as of the date hereof, executed and delivered by each Guarantor in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, in form and substance satisfactory to Agent, with respect to the Obligations, and any other guaranty from time to time executed by any Guarantor in favor of Agent, for itself and the ratable benefit of Lenders and the Bank Product Providers, with respect to the Obligations, as the same now exist or may hereafter exist when executed and delivered or may hereafter or thereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.92         “Guarantors” shall mean collectively, the following (together with their respective successors and assigns): (a) NY&Co, (b) Parent, (c) Nevada Factoring, (d) NY&Co Stores, and (e) Lerner GC; each sometimes being referred to herein individually as ‘Guarantor’.

1.93         “Hazardous Materials” shall mean any hazardous, toxic or dangerous substances, materials and wastes, including hydrocarbons (including naturally occurring or man-made petroleum and hydrocarbons), flammable explosives, asbestos, urea formaldehyde insulation, radioactive materials, polychlorinated biphenyls, pesticides, herbicides and any other kind and/or type of pollutants or contaminants, sewage, sludge, industrial slag, solvents and/or any other similar substances, materials, or wastes and including any other substances, materials or wastes that are or become classified as hazardous or toxic under any Environmental Law.

1.94         “Hedging Transactions” shall mean (a) any and all rate swap transactions, basis swaps, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options, forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transaction, currency options or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, or (b) any and all transactions of any kind, and the related confirmations, that are subject to the terms or conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., or any other master agreement, as amended, restated, extended, supplemented or otherwise modified in writing from time to time, including but not limited to, any such obligations or liabilities under any such agreement.

1.95         “Increased Collateral Reporting Event” shall mean a period either (a) commencing on the date that a Default or Event of Default shall exist or have occurred and be continuing and ending on the date such Default or Event of Default is waived or cured in accordance with Section 11.3 hereof or (b) commencing on the date that Compliance Excess Availability has been less than fifteen (15%) percent of the Maximum Credit as calculated by Agent hereunder and ending on the date that Compliance Excess Availability has been greater than fifteen (15%) percent of the Maximum Credit for any thirty (30) consecutive day period thereafter.

1.96         “In-Store Payment” shall have the meaning set forth in the Private Label Credit Card Agreement.

1.97         “Indebtedness” shall mean, with respect to any Person and without duplication, any liability, whether or not contingent, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; (b) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); (c) all obligations as lessee under leases which have been, or should be, in accordance with GAAP recorded as Capital Leases; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition of another Person; (e) all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; (f) all reimbursement obligations and other liabilities of such Person with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker’s acceptances, drafts or similar documents or instruments issued for such Person’s account; (g) all indebtedness of such Person in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Person, all as of such time; (h) all obligations, liabilities and indebtedness of such Person (marked to market) arising under swap agreements, cap agreements and collar agreements and other agreements or arrangements designed to protect such person against fluctuations in interest rates or currency or commodity values; and (i) all obligations owed by such Person under License Agreements with respect to non-refundable, advance or minimum guarantee royalty payments.

1.98         “Indemnitee” shall have the meaning set forth in Section 11.5 hereof.

1.99         “Information Certificates” shall mean the Information Certificates, dated the date hereof, of Borrowers and Guarantors collectively constituting Exhibit D hereto, containing material information with respect to such Person and such Person’s businesses and assets provided by or on behalf of such Person to Agent in connection with the preparation of this Agreement and the other Financing Agreements and the financing arrangements provided for herein.

1.100       “Insolvency Event” shall mean, the commencement of any of the following with respect to any Borrower or Guarantor: (i) any case or proceeding with respect to such person under the Bankruptcy Code, or any other Federal, State or other bankruptcy, insolvency, reorganization or other law affecting creditors’ rights or any other or similar proceedings seeking any stay, reorganization, arrangement, composition or readjustment of all or substantially all of the obligations and indebtedness of such person or (ii) any proceeding seeking the appointment of any receiver, trustee, administrator, liquidator, custodian or other insolvency official with similar powers with respect to such person or all or substantially all of its assets or (iii) any proceeding for liquidation, dissolution or other winding up of the business of such person or (iv) any general assignment for the benefit of creditors or any general marshaling of all or substantially all of the assets of such person.

1.101       “Intellectual Property” shall mean any Borrower’s or any Guarantor’s now owned and hereafter arising or acquired:  patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

1.102       “Intellectual Property Security Agreements” shall mean, collectively, the Lerner Trademark Agreement, the Lernco Trademark Agreement and any other security agreement concerning any Intellectual Property of any Borrower or Guarantor at any time delivered to Agent in connection with this Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.103       “Intercompany Subordination Agreement” shall mean the Second Amended and Restated Intercompany Subordination Agreement, in form and substance satisfactory to Agent, dated as of August 22, 2007, by and among Borrowers, certain of their Affiliates and Agent, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.104      “Interest Expense” shall mean, for any period, total interest expense in accordance with GAAP of Borrowers and Guarantors on a consolidated basis with respect to all outstanding Indebtedness.

1.105       “Interest Period” shall mean for any Eurodollar Rate Loan, a period of approximately one (1), two (2), three (3) or six (6) months duration as Borrowers may elect, the exact duration to be determined in accordance with the customary practice in the applicable Eurodollar Rate market; provided, that, Borrowers may not elect an Interest Period which will end after the last day of the then-current term of this Agreement.

1.106       “Interest Rate” shall mean:

(a)           Subject to clause (b) of this definition below:

(i)  as to Revolving Loans that are Prime Rate Loans, a rate equal to the Prime Rate plus the Applicable Margin for Prime Rate Loans,

(ii)  as to Revolving Loans that are Eurodollar Rate Loans, a rate equal to the Adjusted Eurodollar Rate plus the Applicable Margin for Eurodollar Rate Loans (in each case, based on the Eurodollar Rate applicable for the Interest Period selected by Borrowers as in effect two (2) Business Days after the date of receipt by Agent of the request of or on behalf of Borrowers for such Eurodollar Rate Loans in accordance with the terms hereof, whether such rate is higher or lower than any rate previously quoted to Borrowers).

(b)           Notwithstanding anything to the contrary contained in clause (a) of this definition, the Applicable Margin otherwise used to calculate the Interest Rate for Prime Rate Loans and Eurodollar Rate Loans shall be the percentage set forth in the definition of the term Applicable Margin for each category of Loans that is then applicable plus two (2.00%) percent per annum, at Agent’s option, or, upon the written direction of Required Lenders (i) either (A) for the period from and after the effective date of termination or non-renewal of this Agreement pursuant to the terms hereof until such time as all Obligations are indefeasibly paid and satisfied in full in immediately available funds, or (B) for the period from and after the date of the occurrence of any Event of Default, and for so long as such Event of Default is continuing as determined by Agent and (ii) on the Revolving Loans at any time outstanding in excess of the Borrowing Base or the Maximum Credit (whether or not such excess(es) arise or are made with or without Agent’s or any Lender’s knowledge or consent and whether made before or after an Event of Default).

1.107       “Inventory” shall mean all of each Borrower’s and each Guarantor’s now owned and hereafter existing or acquired goods, wherever located, which (a) are leased by such Borrower or Guarantor as lessor; (b) are held by such Borrower or Guarantor for sale or lease or to be furnished under a contract of service; (c) are furnished by such Borrower or Guarantor under a contract of service; (d) consist of raw materials, work in process, finished goods or materials used or consumed in its business; or (e) are goods in transit to such Borrower or Guarantor.

1.108       “Investment Property Control Agreement” shall mean an agreement in writing, in form and substance satisfactory to Agent, by and among Agent, any Borrower or Guarantor (as the case may be) and any securities intermediary, commodity intermediary or other person who has custody, control or possession of any investment property of such Borrower or Guarantor acknowledging that such securities intermediary, commodity intermediary or other person has custody, control or possession of such investment property on behalf of Agent, that it will comply with entitlement orders originated by Agent with respect to such investment property, or other instructions of Agent, or (as the case may be) apply any value distributed on account of any commodity contract as directed by Agent, in each case, without the further consent of such Borrower or Guarantor and including such other terms and conditions as Agent may require.

1.109       “IPC” shall mean IPC/NYCG, LLC, a Delaware limited liability company.

1.110       “Issuing Bank” shall mean Wells Fargo Bank, National Association, a national banking association, and it successors and assigns.

1.111       “Landed Value” shall mean, with respect to Eligible In-Transit Inventory or Eligible In-Transit LC Inventory, the sum of (a) the face amount of all documentary Letter of

Credit Accommodations issued under this Agreement for purposes of purchasing such Inventory from a Person who is not an Affiliate of any Borrower plus (b) the amount of freight, customs, taxes and duty and other amounts which Agent estimates must be paid upon the arrival and in connection with the delivery of such Inventory to a Borrower’s location for Eligible Landed Inventory within the United States of America.

1.112       “Lender Register” shall have the meaning given in Section 14.7(b) hereof.

1.113       “Lenders” shall mean the financial institutions who are signatories hereto as Lenders and other persons made a party to this Agreement as a Lender in accordance with Section 14.7 hereof, and their respective successors and assigns; each sometimes being referred to herein individually as a “Lender”.

1.114       “Lernco” shall mean Lernco, Inc., a Delaware corporation, and its successors and assigns.

1.115       “Lernco Trademark Agreement” shall mean the Second Amended and Restated Collateral Assignment of Trademarks (Security Agreement), dated as of August 22, 2007, by Lernco and Lerner Outlet in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, as the now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.116       “Lerner” shall mean Lerner New York, Inc., a Delaware corporation, and its successors and assigns.

1.117       “Lerner GC” shall mean Lerner New York GC, LLC, an Ohio limited liability company, and its successors and assigns.

1.118       “Lerner Outlet” shall mean Lerner New York Outlet, Inc., a Massachusetts corporation, formerly known as Jasmine Company, Inc., and its successors and assigns.

1.119       “Lerner Stock Pledge Agreement” shall mean the Second Amended and Restated Stock Pledge Agreement, dated as of August 22, 2007, by Lerner in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, with respect to the pledge of 100% of the Capital Stock of Associated Lerner, Lernco, Lerner GC and Lerner Outlet, owned by Lerner, as the now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.120       “Lerner Trademark Agreement” shall mean the Amended and Restated Collateral Assignment of Trademarks (Security Agreement), dated as of August 22, 2007, by Lerner in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

1.121       “Letter of Credit Accommodations” shall mean, collectively, the letters of credit, merchandise purchase or other guaranties, or acceptances of drafts relating to letters of credit, which are from time to time either (a) issued or opened by Issuing Bank for the account of any Borrower or any Obligor or for which Issuing Bank is the confirming bank or in respect of which it has otherwise agreed to make any payment, including all Existing Letters of Credit, or (b) with respect to which Agent or Lenders have agreed to indemnify the issuer or guarantee to the issuer the performance by any Borrower or any Obligor of its obligations to such issuer; sometimes being referred to herein individually as a “Letter of Credit Accommodation”.

1.122       “Letter of Credit Documents” shall mean, with respect to any Letter of Credit Accommodation, such Letter of Credit Accommodation, any amendments thereto, any documents delivered in connection therewith, any application therefor, and any agreements, instruments, guarantees or other documents (whether general in application or applicable only to such Letter of Credit Accommodation) governing or providing for (a) the rights and obligations of the parties concerned or at risk or (b) any collateral security for such obligations.

1.123       “Letter of Credit Rate” shall have the meaning set forth in Section 2.2(b) hereof.

1.124       “Letter of Credit Limit” shall mean $45,000,000, which amount shall automatically increase or decrease from time to time proportionally based upon a Facility Increase or Facility Decrease so that, after giving effect to any such Facility Increase or Facility Decrease, the amount of the Letter of Credit Limit shall be equal to the amount that is 60% of the revised amount of the Maximum Credit.

1.125       “Letter of Credit Obligations” shall mean, at any time, the sum of (a) the aggregate undrawn amount of all Letter of Credit Accommodations outstanding at such time, plus(b) the aggregate amount of all drawings under Letter of Credit Accommodations for which Issuing Bank has not at such time been reimbursed, plus (c) without duplication, the aggregate amount of all payments made by each Lender to Issuing Bank with respect to such Lender’s participation in Letter of Credit Accommodations as provided in Section 2.2 for which Borrowers have not at such time reimbursed Lenders, whether by way of a Revolving Loan or otherwise.

1.126       “License Agreements” shall have the meaning set forth in Section 8.11 hereof.

1.127       “Loan Parties” means Borrowers, Guarantors and the other Obligors.

1.128       “Loans” shall mean the Revolving Loans.

1.129       “Material Adverse Effect” shall mean a material adverse effect on (a) the financial condition, business, performance or operations of the Borrowers taken as a whole or the Loan Parties taken as a whole; (b) the legality, validity or enforceability of this Agreement or any of the other Financing Agreements; (c) the legality, validity, enforceability, perfection or priority of the security interests and liens of Agent upon the Collateral; (d) the Collateral or its value; (e) the ability of the Borrowers, taken as a whole, to repay the Obligations or of the Borrowers, taken as a whole, or the Loan Parties, taken as a whole, to perform their obligations under this Agreement or any of the other Financing Agreements as and when to be performed; or (f) the ability of Agent or any Lender to enforce the Obligations or realize upon the Collateral or otherwise with respect to the rights and remedies of Agent and Lenders under this Agreement or any of the other Financing Agreements.

1.130       “Material Contract” shall mean (a) any contract or other agreement (other than the Financing Agreements), written or oral, of any Borrower or Obligor involving liability for $5,000,000 or more of Indebtedness owed to any Person (other than another Loan Party) or (b) any other contract or other agreement (other than the Financing Agreements), whether written or oral, to which any Borrower is a party as to which the breach, nonperformance, cancellation or failure to renew by any party thereto would have a Material Adverse Effect.

1.131       “Maximum Credit” shall mean $75,000,000, as may from time to time be in effect and as may from time to time be increased in accordance with the terms of a Facility Increase or be decreased in accordance with the terms of a Facility Decrease.

1.132       “Measurement Period” shall mean the twelve-month period ending on the last day of any month in which EBITDA is to be measured, taken as a single accounting period.

1.133       “Multiemployer Plan” shall mean a “multi-employer plan” as defined in Section 4001(a)(3) of ERISA which is or was at any time during the current year or the immediately preceding six (6) years contributed to by any Borrower or any ERISA Affiliate.

1.134       “Net Amount of Eligible Credit Card Receivables” shall mean, the gross amount of the Eligible Credit Card Receivables less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

1.135       “Net Amount of Eligible Damaged Goods Vendors Receivables” shall mean the gross amount of the Eligible Damaged Goods Vendors Receivables less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

1.136       “Net Amount of Eligible Sell-Off Vendors Receivables” shall mean, the gross amount of the Eligible Sell-Off Vendors Receivables less returns, discounts, claims, credits and allowances of any nature at any time issued, owing, granted, outstanding, available or claimed with respect thereto.

1.137       “Net Cash Proceeds” shall mean the aggregate cash proceeds received by any Borrower or Guarantor (i) in respect of any sale, lease, transfer or other disposition of any assets or properties, or interest in assets and properties, in each case outside the ordinary course of business of such Borrower or Guarantor, or (ii) as proceeds of any loans or other financial accommodations provided to any Borrower or Guarantor (either of clause (i) or (ii) of this definition, a “Specified Disposition”), in each case net of (A) the reasonable costs relating to such Specified Disposition (including, without limitation, legal, accounting and investment banking fees, and sales commissions), (B) the portion of such proceeds deposited in an escrow account or otherwise required to be reserved pursuant to the purchase agreements related to such Specified Disposition for purchase price adjustments or indemnification payments payable by such Borrower or Guarantor to the purchaser thereof (but only until such time as such portion of such proceeds is received by such Borrower or Guarantor), (C) taxes paid or estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements), and (D) amounts applied to the repayment of Indebtedness secured by a valid and enforceable lien on the asset or assets that are the subject of such Specified Disposition required to be repaid in connection with such transaction.  For purposes of this definition, a Specified Disposition described in clause (i) above shall exclude (x) sales, leases, transfers and other dispositions of Inventory permitted under Section 9.7(b)(vii) hereof, and (y) sales and other dispositions of defective, obsolete, out-of-season or slow moving Inventory to a third-party off-price wholesaler, including Ben Elias and Value City, or any other Person engaged in substantially the same business as Ben Elias or Value City and permitted by Agent.  Net Cash Proceeds shall exclude any non-cash proceeds received by any Borrower or Guarantor from any Specified Disposition, but shall include such proceeds when and as converted by any Borrower or Guarantor to cash or other immediately available funds.

1.138       “Net Income” shall mean, for any period, the net income (or loss) of the Borrowers and Obligors on a consolidated basis for such period taken as a single accounting period as determined in accordance with GAAP; provided, however, there shall be excluded therefrom (i) unrealized gains and losses due solely to fluctuations in currency values and the related tax effects according to GAAP and (ii) items classified as a cumulative effect of an accounting change or as extraordinary items, in accordance with GAAP; provided, further, for clarification purposes, stores openings and closings in ordinary course shall not be considered extraordinary for the purposes hereof.

1.139       “Net Recovery Percentage” shall mean the fraction, expressed as a percentage, (a) the numerator of which is the amount equal to the amount of the recovery in respect of the Inventory at such time a “net orderly liquidation value” basis as set forth in the most recent acceptable appraisal of Inventory received by Agent in accordance with Section 7.3 hereof, net of operating expenses, liquidation expenses and commissions, and (b) the denominator of which is the applicable Value of the aggregate amount of the Inventory subject to such appraisal.

1.140       “Nevada Factoring” shall mean Nevada Receivable Factoring, Inc., a Nevada corporation, and its successors and assigns.

1.141       “Non-Borrower Receivables” shall mean those receivables owned by WFNNB, Nevada Factoring or any Person other than a Borrower, with respect to which the proceeds thereof are, at any time, in the possession of a Borrower or in a deposit account of a Borrower and such Borrower maintains possession or control of such proceeds for the benefit of WFNNB, Nevada Factoring or any other such Person pursuant to the Private Label Credit Card Agreement or any other agreement.

1.142       “Non-Consenting Lender” shall have the meaning set forth in Section 11.3(d) hereof.

1.143       “Non-Recourse Agreement” shall mean that certain agreement dated as of November 27, 2002 and entered into by and among Lerner, Nevada Factoring and WFNNB.

1.144       “Notice of Default or Failure of Condition” shall have the meaning set forth in Section 12.3(a) hereof.

1.145       “NY&Co” shall mean New York & Company, Inc., a Delaware corporation, and its successors and assigns.

1.146       “NY&Co Stores” shall mean New York & Company Stores, Inc., a New York corporation, formerly known as Associated Lerner Shops of America, Inc., a New York corporation, and its successors and assigns.

1.147       “NY&Co Stock Pledge Agreement” shall mean that certain Second Amended and Restated Stock Pledge Agreement, dated as of August 22, 2007, by NY&Co in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, with respect to the pledge of 100% of the Capital Stock of Parent owned by NY&Co, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

1.148       “Obligations” shall mean (a) any and all Loans, Letter of Credit Accommodations and all other obligations, liabilities and indebtedness of every kind, nature and description owing by any Borrower or any Guarantor to Agent, any Lender or any Issuing Bank and/or any of their Affiliates, whether consisting of principal, interest, charges, fees, costs and expenses, fees relating to Letter of Credit Accommodations, however evidenced, whether as principal, surety, endorser, guarantor or otherwise, arising under this Agreement or any of the other Financing Agreements, whether now existing or hereafter arising, in each case under this Agreement or the other Financing Agreements, whether arising before, during or after the initial or any renewal term of this Agreement or after the commencement of any case with respect to any Borrower or any Guarantor or Obligor under the United States Bankruptcy Code or any similar statute (including the payment of interest and other amounts which would accrue and become due but for the commencement of such case, whether or not such amounts are allowed or allowable in whole or in part in such case), whether direct or indirect, absolute or contingent, joint or several, due or not due, primary or secondary, liquidated or unliquidated, or secured or unsecured and (b)  for purposes only of Section 5.1 hereof and subject to the priority in right of payment set forth in Section 6.4 hereof, all obligations, liabilities and indebtedness of every kind, nature and description owing by any or all of Borrowers or Guarantors to Agent or any Bank Product Provider arising under or pursuant to any Bank Products, whether now existing or hereafter arising, provided, that, (i) as to any such obligations, liabilities and indebtedness arising under or pursuant to a Hedging Transaction, the same shall only be included within the Obligations if, upon Agent’s request, Agent shall have entered into an agreement, in form and substance satisfactory to Agent, with the Bank Product Provider that is a counterparty to such Hedging Transaction, as acknowledged and agreed to by Borrowers and Guarantors, providing for the delivery to Agent by such counterparty of information with respect to the amount of such obligations and providing for the other rights of Agent and such Bank Product Provider in connection with such arrangements, (ii) as to any such obligations, liabilities and indebtedness arising under or pursuant to a Bank Product (other than a Hedging Transaction if Agent has requested the agreement referred to in clause (i) above), the same shall only be included within the Obligations if the Bank Product Provider with respect thereto shall have delivered written notice to Agent that (A) such Bank Product Provider has entered into a transaction to provide Bank Products to a Borrower and Guarantor and (B) the obligations arising pursuant to such Bank Products provided to Borrowers and Guarantors constitute Obligations entitled to the benefits of the security interest of Agent granted hereunder, and Agent shall have accepted such notice in writing (provided, that, not such notice or acceptance shall be required as to such obligations, liabilities and indebtedness arising under or pursuant to a Bank Product provided by or owing to Wells Fargo or any of its Affiliates), and (iii) in no event shall any Bank Product Provider acting in such capacity to whom such obligations, liabilities or indebtedness are owing be deemed a Lender for purposes hereof to the extent of and as to such obligations, liabilities or indebtedness except that each reference to the term “Lender” in Sections 12.1, 12.2, 12.3(b), 12.5, 12.6,12.7, 12.9, 12.12 and 14.6 hereof shall be deemed to include such Bank Product Provider and in no event shall the approval of any such person in its capacity as Bank Product Provider be required in connection with the release or termination of any security interest or lien of Agent.

1.149       “Obligor” shall mean any guarantor, endorser, acceptor, surety or other person liable on or with respect to the Obligations or who is the owner of any property which is security for the Obligations (including, without limitation, Guarantors, other than Borrowers).

1.150       “OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

1.151       “Other Taxes” shall mean any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, in each case arising from any payment made hereunder or under any of the other Financing Agreements or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any of the other Financing Agreements

1.152       “Parent” shall mean Lerner New York Holding, Inc., a Delaware corporation, and its successors and assigns.

1.153       “Parent Stock Pledge Agreement” shall mean that certain Second Amended and Restated Stock Pledge Agreement, dated as of August 22, 2007, by Parent in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, with respect to the pledge of 100% of the Capital Stock of Lerner, Lernco and Nevada Factoring owned by Parent, as the same may be amended, modified or supplemented from time to time.

1.154       “Participant” shall mean any Person that acquires and holds a participation in the interest of any Lender in any of the Revolving Loans or Letter of Credit Accommodations in conformity with the provisions of Section 14.7 of this Agreement governing participations.

1.155       “Patriot Act” shall mean the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism (USA Patriot Act of 2001), as the same now exists or may from time to time hereafter be amended, modified, recodified or supplemented, together with all rules, regulations and interpretations thereunder or related thereto.

1.156       “Pension Plan” shall mean a Plan that is subject to Title IV of ERISA.

1.157       “Permitted Acquisitions” shall mean the purchase by a Borrower or Guarantor after the date hereof of all or substantially all of the assets of any Person or a business or division of such Person (whether pursuant to a merger or other transaction) or of all or a majority of the Capital Stock of a Person (such assets or Person being referred to herein as the “Acquired Business”) in one or a series of transactions that satisfies each of the following conditions as determined by Agent:

(a)           as of the date of such acquisition and the date of any payment in respect thereof, and after giving effect thereto, no Event of Default shall exist or have occurred and be continuing;

(b)           as of the date of such acquisition and the date of any payment in respect thereof, and after giving effect thereto, Borrowers shall have Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit,

(c)           Agent shall have received, in form and substance satisfactory to Agent, monthly projections showing that, for the twelve (12) months immediately after such payment is made, Excess Availability shall be greater than twenty (20%) percent of the Maximum Credit,

(d)           the Acquired Business shall be one or more Persons or a division or line of business that engages in a line of business that is substantially similar, reasonably related or incidental to the business that Borrowers and Guarantors are engaged in on date hereof;

(e)           in the case of the acquisition of the Capital Stock of another Person, the board of directors (or other comparable governing body) of such other Person to be acquired shall have duly approved such acquisition and such Person shall not have announced that it will oppose such acquisition and shall not have commenced any action which alleges that such acquisition will violate applicable law;

(f)            Agent shall have received not less than ten (10) Business Days’ prior written notice of the proposed acquisition and such information with respect thereto as Agent may reasonably request, to the extent available, including (i) the parties to such acquisition, (ii) the proposed date and amount of the acquisition, (iii) a description of the assets or shares intended to be acquired, and (iv) the proposed total purchase price and other consideration for the assets to be purchased (and the terms of payment of such purchase price);

(g)           Agent shall have received true, correct and complete copies of all material agreements, documents and instruments relating to such acquisition, which shall be in form and substance reasonably satisfactory to Agent;

(h)           the Acquired Business shall not include a Foreign Subsidiary unless otherwise agreed to by Agent in writing;

(i)            Agent shall have received a certificate of the chief executive officer or a Financial Officer of Administrative Borrower certifying on behalf of Borrowers to Agent and Lenders that such transaction complies with this definition.

Notwithstanding anything to the contrary contained herein, (i) Borrowers and Guarantors shall comply with the terms and conditions of Section 9.22 hereof to the extent applicable to such Acquired Business and (ii) if Borrowers request that any assets acquired pursuant to any acquisition be included in the Borrowing Base, Agent shall have (A) completed a field examination with respect to the business and assets of the Acquired Business and (B) completed its customary business and legal due diligence, in each case, in accordance with Agent’s customary procedures and practices and as otherwise required by the nature and circumstances of the business of the Acquired Business, the scope and results of which shall be reasonably satisfactory to Agent before such assets may be included.  Any Accounts or Inventory of the Acquired Business shall only be Eligible Accounts or Eligible Inventory to the extent that Agent has so completed such field examination with respect thereto and the criteria for Eligible Accounts or Eligible Inventory set forth herein are satisfied with respect thereto (or such other or additional criteria as Agent may, at its option, establish with respect thereto, and subject to such Reserves as Agent may establish in connection with the Acquired Business), and, if requested by Agent, in the case of Eligible Inventory acquired pursuant to a Permitted Acquisition to the extent that it has been subject to an appraisal that satisfies the requirements of Section 7.3 hereof.

1.158       “Person” or “person” shall mean any individual, sole proprietorship, partnership, corporation (including any corporation which elects subchapter S status under the Code), limited liability company, limited liability partnership, business trust, unincorporated association, joint stock corporation, trust, joint venture or other entity or any government or any agency or instrumentality or political subdivision thereof.

1.159       “Plan” shall mean an employee benefit plan (as defined in Section 3(3) of ERISA) which any Borrower or Guarantor or, solely with respect to an employee benefit plan subject to Title IV of ERISA, an ERISA Affiliate sponsors or to which it contributes, or a Multiemployer Plan.

1.160       “Prime Rate” shall mean the highest of (a) the rate from time to time publicly announced by Reference Bank, or its successors, as its “prime rate”, subject to each increase or decrease in such prime rate, effective as of the day any such change occurs, whether or not such announced rate is the best rate available at such bank, (b) the Federal Funds Rate from time to time plus one-half (.50%) percent, or (c) the Adjusted Eurodollar Rate (using the one month rate if applicable), which rate shall be determined on a daily basis, plus one (1%) percent.

1.161       “Prime Rate Loans” shall mean the Loans or any portion thereof on which interest is payable based on the Prime Rate in accordance with the terms thereof.

1.162       “Priority Event” shall mean the occurrence of any one or more of the following: (a) the occurrence and continuance of an Event of Default under Section 10.1(a)(i) hereof with respect to any Borrower’s failure to pay any of the Obligations related to the Revolving Loans (including principal, interest, fees and expenses attributable thereto); (b) the occurrence and continuance of an Event of Default under Sections 10.1(g) or 10.1(h) hereof; or (c) the occurrence of any other Event of Default and the acceleration by Agent of the payment of all or a material portion of the Obligations related to the Revolving Loans.

1.163       “Private Label Credit Card Agreement” shall mean the Amended and Restated Private Label Credit Card Program Agreement, dated as of November 1, 2004, between NY&Co and WFNNB, as amended, and as may be further amended from time to time in accordance with the terms hereof, including the amendment thereto to add Lerner as a party thereto and to be the party submitting credit card slips and charges to WFNNB in consideration of the remittance of the amounts payable on such Accounts from WFNNB to Lerner.

1.164       “Private Label Credit Card Receivables” shall mean those Accounts of Lerner arising under Lerner’s private label credit card program and sold or otherwise assigned or transferred by Lerner to WFNNB pursuant to the Private Label Credit Card Agreement.

1.165       “Pro Rata Share” shall mean, as to any Lender, the fraction (expressed as a percentage) the numerator of which is such Lender’s Commitment and the denominator of which is the aggregate amount of all of the Commitments of the Lenders, as adjusted from time to time in accordance with the provisions hereof; provided, that, if the Commitments have been terminated, the numerator shall be the unpaid amount of such Lender’s Loans and its interest in Special Agent Advances and Letter of Credit Accommodations and the denominator shall be the aggregate amount of all unpaid Loans, Special Agent Advances and outstanding Letter of Credit Accommodations.

1.166       “Provision for Taxes” shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP.

1.167       “Qualified Cash” shall mean, as of any date of determination, the amount of cash carried by any Borrower on its balance sheet, other than cash in the Cash Collateral Account, cash constituting Eligible Cash Collateral or cash in any Blocked Account, which is in an account subject to a Deposit Account Control Agreement and with respect to which Agent has received statements of the available balances thereof from the bank or other financial institution at which such account is maintained which confirm such amounts.

1.168       “Real Property” shall mean all now owned and hereafter acquired real property of any Borrower and Guarantor, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located.

1.169       “Receivables” shall mean all of the following now owned or hereafter arising or acquired property of each Borrower and Guarantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to such Borrower or Guarantor or otherwise in favor of or delivered to such Borrower or Guarantor in connection with any Account; or (e) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to such Borrower or Guarantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other general intangibles), rendition of services or from loans or advances by such Borrower or Guarantor or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of any Borrower or Guarantor) or otherwise associated with any Accounts, Inventory or general intangibles of such Borrower or Guarantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to such Borrower or Guarantor in connection with the termination of any Plan or other employee benefit plan and any other amounts payable to such Borrower or Guarantor from any Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which such Borrower or Guarantor is a beneficiary).

1.170       “Records” shall mean all of each Borrower’s or Guarantor’s present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of such Borrower or Guarantor with respect to the foregoing maintained with or by any other person).

1.171       “Reference Bank” shall mean Wells Fargo Bank, National Association, or such other bank as Agent may from time to time designate.

1.172       “Register” shall have the meaning set forth in Section 14.7(b) hereof.

1.173       “Renewal Date” shall have the meaning set forth in Section 14.1(a) hereof.

1.174       “Report” or “Reports” shall have the meaning set forth in Section 12.10(a) hereof.

1.175       “Required Lenders” shall mean, at any time, those Lenders whose Pro Rata Shares aggregate sixty-six and two-thirds percent (66 2/3%) or more of the aggregate of the Commitments of all Lenders.

1.176       “Reserves” shall mean as of any date of determination, such amounts as Agent may from time to time establish and revise in good faith reducing the amount of Revolving Loans and Letter of Credit Accommodations which would otherwise be available to Borrowers under the lending formula(s) provided for herein:  (a) to reflect events, conditions, contingencies or risks which, as determined by Agent in good faith, adversely affect, or would have a reasonable likelihood of adversely affecting, either (i) the Collateral or any other property which is security for the Obligations or its value or (ii) the assets or business of any Borrower or any Obligor or (iii) the security interests and other rights of Agent or any Lender in the Collateral (including the enforceability, perfection and priority thereof) or (b) to reflect Agent’s good faith belief that any collateral report or financial information furnished by or on behalf of any Borrower or any Obligor to Agent is or may have been incomplete, inaccurate or misleading in any material respect.  To the extent Agent may decrease the lending formulas used to determine the Borrowing Base or establish new criteria or revise existing criteria for Eligible Sell-Off Vendors Receivables, Eligible Damaged Goods Vendors Receivables, Eligible Credit Card Receivables or Eligible Inventory so as to address any circumstances, condition, event or contingency in a manner satisfactory to Agent, Agent shall not establish a Reserve for the same purpose.  The amount of any Reserve established by Agent shall have a reasonable relationship to the event, condition or other matter which is the basis for such reserve as determined by Agent in good faith.  Without limiting the generality of the foregoing, Reserves may be established to reflect any of the following: (i) the Gift Certificate and Store Credit Reserve, (ii) such amounts, as determined by Agent, for amounts at any time due or to become past due in the good faith judgment of Agent to the owner, lessor or operator of any facility at which Eligible Inventory may be located with respect to which Agent has not received a Collateral Access Agreement, in form and substance satisfactory to Agent, provided that, with respect to facilities leased by a Borrower or Guarantor which are located in a jurisdiction which affords the lessor thereof a lien, or other such rights, on any of the Collateral for unpaid rent or other amounts, which lien may have priority over Agent’s liens on or rights to the Collateral, such amount shall equal three (3) months rent for such facility plus any amounts past due, (iii) such amounts, as determined by Agent, for sales, excise or similar taxes that are (A) past due and (B) not being contested in good faith and not subject to liens filed against any Borrower or Guarantor with respect thereto, (iv) such amounts, as determined by Agent, for payments owed by any Borrower or Guarantor to bailees, customs brokers or freight forwarders for the services provided by such bailees, customs brokers or freight forwarders in an amount not to exceed $1,000,000, plus such freight, customs, taxes and duty and other amounts which Agent estimates must be paid upon the arrival and in connection with the delivery to a Borrower’s location for Eligible Inventory within the United States of America of any Inventory ordered or purchased by any Borrower under a documentary Letter of Credit Accommodation or which constitutes any portion of the Borrowing Base, and (v) upon an Event of Default or if Compliance Excess Availability is less than $10,000,000, such amounts, as determined by Agent, for Service Costs owed to Limited Brands, Inc. or any of its Affiliates and payable by any Borrower or any of their Affiliates arising from logistic or information technology services to be provided by Limited Brands, Inc. for the benefit of any Borrower or its Affiliates pursuant to the Transition Services Agreement in an amount not to exceed $1,000,000.

1.177       “Revolving Loan Credit Facility” shall mean the Revolving Loans and Letter of Credit Accommodations provided to or for the benefit of Borrowers pursuant to the terms of this Agreement.

1.178       “Revolving Loans” shall mean the loans now or hereafter made by or on behalf of any Lender or by Agent for the account of any Lender on a revolving basis (involving advances, repayments and readvances) as set forth in Section 2.1 hereof.

1.179       “Sanctioned Entity” shall mean (a) an agency of the government of, (b) an organization directly or indirectly controlled by, or (c) a person resident in, a country that is subject to a sanctions program identified on the list maintained and published by OFAC and available at http://www.treas.gov/offices/enforcement/ofac/programs, or as otherwise published from time to time as such program may be applicable to such agency, organization or person.

1.180       “Sanctioned Person” shall mean a person named on the list of Specially Designated Nationals or Blocked Persons maintained by OFAC available at http://www.treas.gov/offices/enforcement/ofac/sdn/index.html, or as otherwise published from time to time.

1.181       “Second Quarter-End” shall mean the dates denoted as Second Quarter-End dates on Exhibit F hereto.

1.182       “Service Costs” shall have the meaning set forth in the Transition Services Agreement.

1.183       “Settlement Period” shall have the meaning set forth in Section 6.10(b) hereof.

1.184       “Solvent” shall mean, at any time with respect to any Person, that at such time such Person (a) is able to pay its debts as they mature and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the date hereof, and (b) the assets and properties of such Person at a fair valuation (and including as assets for this purpose at a fair valuation all rights of subrogation, contribution or indemnification arising pursuant to any guarantees given by such Person) are greater than the Indebtedness of such Person, and including subordinated and contingent liabilities computed at the amount which, such person has a reasonable basis to believe, represents an amount which can reasonably be expected to become an actual or matured liability (and including as to contingent liabilities arising pursuant to any guarantee the face amount of such liability as reduced to reflect the probability of it becoming a matured liability).

1.185       “Special Agent Advances” shall have the meaning set forth in Section 12.11(a) hereof.

1.186       “Specified Amounts” shall have the meaning set forth in Section 6.4(b)(i) hereof.

1.187       “Stock Pledge Agreements” shall mean, collectively, the NY&Co Stock Pledge Agreement, the Parent Stock Pledge Agreement, the Lerner Stock Pledge Agreement and any other stock pledge agreement at any time made in favor of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, in connection with this Agreement.

1.188       “Subsidiary” or “subsidiary” shall mean, with respect to any Person, any corporation, limited liability company, limited liability partnership or other limited or general partnership, trust, association or other business entity of which an aggregate of at least a majority of the outstanding Capital Stock or other interests entitled to vote in the election of the board of directors of such corporation (irrespective of whether, at the time, Capital Stock of any other class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency), managers, trustees or other controlling persons, or an equivalent controlling interest therein, of such Person is, at the time, directly or indirectly, owned by such Person and/or one or more subsidiaries of such Person.

1.189       “Taxes” shall mean any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of Agent, Issuing Bank or any Lender, (a) such taxes (including income taxes, franchise taxes, branch profits or capital taxes) as are imposed on or measured by Agent’s, such Issuing Bank’s, or such Lender’s net income or capital (or other taxes imposed in lieu thereof) by any jurisdiction or political subdivision thereof, (b) all interest and penalties imposed on Agent, such Issuing Bank or such Lender with respect to the taxes described in clause (a) above, and (c) any United Stated federal withholding taxes imposed under FATCA.

1.190       “Third Quarter-End” shall mean the dates denoted as Third Quarter-End dates on Exhibit F hereto.

1.191       “Transition Services Agreement” shall mean collectively, those certain transition services agreements, dated as of November 27, 2002, and entered into by and among Seller,

NY&Co and Lerner, as amended by Amendment to Transition Services Agreement, dated April 19, 2006, Amendment to Transition Services Agreement, dated October 10, 2007, Amendment to Transition Services Agreement, dated July 8, 2008, Fourth Amendment to Transition Services Agreement, dated April 6, 2009, Fifth Amendment to Transition Services Agreement, dated March 16, 2010, and Sixth Amendment to Transition Services Agreement, dated September 14, 2010.

1.192       “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York and any successor statute, as in effect from time to time (except that terms used herein which are defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof shall continue to have the same meaning notwithstanding any replacement or amendment of such statute except as Agent may otherwise determine); provided, that, if, with respect to any financing statement or by reason of any provisions of law, the perfection or the effect of perfection or non-perfection of the security interests granted to the Agent pursuant to the applicable Financing Agreement is governed by the Uniform Commercial Code as in effect in a jurisdiction of the United States other than the State of New York, then “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions of each Financing Agreement and any financing statement relating to such perfection or effect of perfection or non-perfection.

1.193       “Unused Line Fee” shall have the meaning set forth in Section 3.2(a) hereof.

1.194       “US Dollars”, “US$” and “$” shall each mean lawful currency of the United States of America.

1.195       “Value” shall mean, as determined by Agent in good faith, with respect to Inventory, the lower of (a) cost computed on a specific identification basis in accordance with GAAP or (b) market value; provided, that, for purposes of the calculation of the Borrowing Base, (i) the Value of the Inventory shall not include:  (A) the portion of the value of Inventory equal to the profit earned by a Borrower or any Affiliate of any Borrower on the sale thereof to any Borrower or (B) write-ups or write-downs in value with respect to currency exchange rates and (ii) notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal of the Inventory received and accepted by Agent prior to the date hereof, if any.

1.196       “Voting Stock” shall mean with respect to any Person, (a) one (1) or more classes of Capital Stock of such Person having general voting powers to elect at least a majority of the board of directors, managers or trustees of such Person, irrespective of whether at the time Capital Stock of any other class or classes have or might have voting power by reason of the happening of any contingency, and (b) any Capital Stock of such Person convertible or exchangeable without restriction at the option of the holder thereof into Capital Stock of such Person described in clause (a) of this definition.

1.197       “Wells” shall mean Wells Fargo Capital Finance, LLC, a Delaware limited liability company, in its individual capacity, and its successors and assigns.

1.198       “Wells Fargo” shall mean Wells Fargo Bank, National Association, a national banking association, successor by merger to Wachovia Bank, National Association, in its individual capacity, and its successors and assigns.

1.199       “WFNNB” shall mean World Financial Network National Bank.

SECTION 2.                                CREDIT FACILITIES

2.1           Revolving Loans.

(a)           Subject to and upon the terms and conditions contained herein, each Lender severally (and not jointly) agrees to fund its Pro Rata Share of Revolving Loans to Borrowers from time to time in amounts requested by any Borrower up to the amount outstanding for all Lenders at any time equal to the lesser of: (i) the Borrowing Base and (ii) the Maximum Credit.

(b)           Agent may, in its discretion, from time to time, (i) if no Default or Event of Default exists or has occurred and is continuing, upon ten (10) Business Days’ telephonic or electronic notice to Borrowers and (ii) if a Default or Event of Default exists or has occurred and is continuing, upon three (3) Business Days’ telephonic or electronic notice to Borrowers, (A) reduce the lending formula(s) with respect to Eligible Inventory to the extent that Agent determines in good faith that:  (1) the number of days of the turnover of the Inventory for any period has adversely changed or (2) the liquidation value of the Eligible Inventory, or any category thereof, has decreased, including any decrease attributable to a material change in the nature, quality or mix of the Inventory or (B) reduce the lending formula(s) with respect to Eligible Sell-Off Vendors Receivables, Eligible Damaged Goods Vendors Receivables, Eligible Credit Card Receivables to the extent that Agent determines in good faith that an event of condition or other circumstance exists which could adversely affect the ability to collect such Receivables.  The amount of any decrease in the lending formulas shall have a reasonable relationship to the event, condition or circumstance which is the basis for such decrease as determined by Agent in good faith.  In determining whether to reduce the lending formula(s), Agent may consider events, conditions, contingencies or risks which are also considered in determining Eligible Sell-Off Vendors Receivables, Eligible Damaged Goods Vendors Receivables, Eligible Credit Card Receivables, Eligible Inventory or in establishing Reserves.

(c)           Except with the consent of all Lenders, or as otherwise provided in Sections 12.8 and 12.11 hereof, (i) the aggregate amount of the Loans and Letter of Credit Obligations outstanding at any time shall not exceed the Maximum Credit, and (ii) the aggregate principal amount of the Revolving Loans and Letter of Credit Obligations outstanding at any time to Borrowers shall not exceed the Borrowing Base.

(d)           In the event that (i) the aggregate amount of Revolving Loans and Letter of Credit Obligations outstanding at any time exceeds the Maximum Credit, or (ii)  the aggregate amount of Revolving Loans and Letter of Credit Obligations outstanding at any time exceeds the Borrowing Base, such event shall not limit, waive or otherwise affect any rights of Agent or Lenders in such circumstances or on any future occasions and Borrowers shall immediately repay to Agent the entire amount of any such excess(es), in cash without any prepayment premium or penalty, other than any breakage or similar costs or other amounts payable in accordance with the terms of this Agreement.

2.2           Letter of Credit Accommodations.

(a)           Subject to and upon the terms and conditions contained herein and in the Letter of Credit Documents, at the request of any Borrower, Agent agrees, for the ratable risk of each Lender according to its Pro Rata Share, to cause Issuing Bank, and Issuing Bank agrees to issue, one of more Letter of Credit Accommodations for the account of Borrowers containing terms and conditions acceptable to Agent and Issuing Bank.  Any payments made by or on behalf of Agent or any Lender to Issuing Bank in connection with the Letter of Credit Accommodations provided to or for the benefit of any Borrower shall constitute additional Revolving Loans to Borrowers pursuant to this Section 2 (or Special Agent Advances as the case may be).

(b)           In the case of the issuance of any Letter of Credit Accommodations, Borrowers shall pay to Agent, for the benefit of Lenders on a Pro Rata Basis, monthly a fee at the applicable rate determined as provided in accordance with the Applicable LC Margin on a per annum basis on the average daily maximum amount available to be drawn under such Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, computed for each day from the date of issuance to the date of expiration (the “Letter of Credit Rate”).  The Letter of Credit Rate for standby Letter of Credit Accommodations shall be a rate equal to the Applicable LC Margin for standby Letter of Credit Accommodations. The Letter of Credit Rate for documentary Letter of Credit Accommodations shall be a rate equal to the Applicable LC Margin for documentary Letter of Credit Accommodations. At Agent’s option, Borrowers shall pay such Letter of Credit Accommodation fee at a Letter of Credit Rate equal to two (2.00%) percent per annum greater than the otherwise applicable Letter of Credit Rate on such average daily maximum amount for: (i) the period from and after the date of termination or non-renewal of this Agreement in accordance with its terms until Agent and Lenders have received full and final payment of all Obligations (notwithstanding  entry of a judgment against any Borrower or Guarantor) and (ii) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Agent.  Such Letter of Credit Accommodation fees shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrowers to pay such fee shall survive the termination or non-renewal of this Agreement.  In addition to the Letter of Credit Accommodation fees provided above, Borrower shall pay to Issuing Bank for its own account (without sharing with Lenders) a letter of credit fronting fee equal to one eighths (0.125%) percent per annum and the customary charges and arranging fees of Issuing Bank with respect to the issuance, amendment, transfer, administration, cancellation and conversion of, and drawings under, such Letter of Credit Accommodations.

(c)           A Borrower shall give Agent one (1) Business Day’s prior written notice of such Borrower’s request for the issuance of a commercial Letter of Credit Accommodation and two (2) Business Days’ prior written notice of such Borrower’s request for the issuance of a stand-by Letter of Credit Accommodation.  Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit Accommodation requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit Accommodation, whether such Letter of Credit Accommodations may be drawn in a single or in partial draws, the date on which such requested Letter of Credit Accommodation is to expire (which date shall be a Business Day), the purpose for which such Letter of Credit Accommodation is to be issued, and the beneficiary of the requested Letter of Credit Accommodation.  Such Borrower shall attach to such notice the proposed terms of the Letter of Credit Accommodation.

(d)           In addition to being subject to the satisfaction of the applicable conditions precedent contained in Section 4 hereof and the other terms and conditions contained herein, no Letter of Credit Accommodations shall be available unless each of the following conditions precedent have been satisfied in a manner satisfactory to Agent:  (i) the applicable Borrower shall have delivered to Issuing Bank at such times and in such manner as Issuing Bank may require, an application, in form and substance satisfactory to Issuing Bank and Agent, for the issuance of the Letter of Credit Accommodation and the Letter of Credit Documents, and the form and terms of the proposed Letter of Credit Accommodation shall be satisfactory to Agent and Issuing Bank, (ii) as of the date of issuance, no order of any court, arbitrator or other Governmental Authority shall purport by its terms to enjoin or restrain money center banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit Accommodation, and no law, rule or regulation applicable to money center banks generally and no request or directive (whether or not having the force of law) from any Governmental Authority with jurisdiction over money center banks generally shall prohibit, or request that Issuing Bank refrain from, the issuance of letters of credit generally or the issuance of such Letter of Credit Accommodations; and (iii) after giving effect to the issuance of such Letter of Credit Accommodation, the aggregate amount of the Obligations then outstanding would not exceed the Borrowing Base.

(e)           Except with the consent of all Lenders, the aggregate amount of all Letter of Credit Obligations shall not at any time exceed the Letter of Credit Limit.

(f)            Each Borrower and Guarantor shall indemnify and hold Agent and Lenders and Issuing Bank harmless from and against any and all losses, claims, damages, liabilities, costs and expenses which Agent, any Lender or Issuing Bank may suffer or incur in connection with any Letter of Credit Accommodations and any documents, drafts or acceptances relating thereto, including any losses, claims, damages, liabilities, costs and expenses due to any action taken by Issuing Bank or a correspondent bank of such Issuing Bank with respect to any Letter of Credit Accommodation, except for such losses, claims, damages, liabilities, costs or expenses that are a direct result of the gross negligence or willful misconduct of Agent or any Lender as determined pursuant to a final non-appealable order of a court of competent jurisdiction.  Each Borrower assumes all risks with respect to the acts or omissions of the drawer under or beneficiary of any Letter of Credit Accommodation and for such purposes the drawer or beneficiary shall be deemed such Borrower’s agent.  Each Borrower assumes all risks for, and agrees to pay, all foreign, Federal, State and local taxes, duties and levies relating to any goods subject to any Letter of Credit Accommodations or any documents, drafts or acceptances thereunder.  Each Borrower and Guarantor hereby releases and holds Agent and Lenders harmless from and against any acts, waivers, errors, delays or omissions, whether caused by such Borrower or Guarantor, by Issuing Bank or correspondent bank or otherwise with respect to or relating to any Letter of Credit Accommodation, except for the gross negligence or willful misconduct of Agent or any Lender as determined pursuant to a final, non-appealable order of a court of competent jurisdiction.  The provisions of this Section 2.2(f) shall survive the payment of Obligations and the termination of this Agreement.

(g)           At any time a Cash Dominion Event exists or has occurred and is continuing, in connection with Inventory purchased pursuant to Letter of Credit Accommodations during the existence and continuance of such Cash Dominion Event, each Borrower and Guarantor shall, at Agent’s request, instruct all suppliers, carriers, forwarders, customs brokers, warehouses or others receiving or holding cash, checks, Inventory, documents or instruments in which Agent holds a security interest to deliver them to Agent and/or subject to Agent’s order, and if they shall come into such Borrower’s or Guarantor’s possession, to deliver them, upon Agent’s request, to Agent in their original form.  Each Borrower and Guarantor shall also, at Agent’s request, designate Agent as the consignee on all bills of lading and other negotiable and non-negotiable documents.

(h)           Each Borrower hereby irrevocably authorizes and directs Issuing Bank to name such Borrower as the account party therein and to deliver to Agent all instruments, documents and other writings and property received by Issuing Bank pursuant to the Letter of Credit Accommodations and to accept and rely upon Agent’s instructions and agreements with respect to all matters arising in connection with the Letter of Credit Accommodations or the applications therefor.  Nothing contained herein shall be deemed or construed to grant any Borrower any right or authority to pledge the credit of Agent or any Lender in any manner.  Borrowers shall be bound by any reasonable interpretation made in good faith by Agent, or Issuing Bank or correspondent bank thereof under or in connection with any Letter of Credit Accommodation or any drafts or acceptances of other Letter of Credit Documents thereunder, notwithstanding that such interpretation may be inconsistent with any instructions from any Borrower.

(i)            At any time an Event of Default exists or has occurred and is continuing, Agent shall have the right and authority to, and no Borrower or Guarantor shall, without the prior written consent of Agent, (i) approve or resolve any questions of non-compliance of documents, (ii) give any instructions as to acceptance or rejection of any documents or goods, (iii) execute any and all applications for steamship or airway guaranties, indemnities or delivery orders, (iv) grant any extensions of the maturity of, time of payments for, or time of presentation of, any drafts, acceptances, or other Letter of Credit Documents, and (v) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or documents, drafts or acceptances thereunder or any letters of credit included in the Collateral.  Agent may take such actions either in its own name or in any Borrower’s or Guarantor’s name.

(j)            At any time, so long as no Event of Default exists or has occurred and is continuing, any Borrower may, with Agent’s consent, (i) grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or other Letter of Credit Documents, and (ii) agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the applications, Letter of Credit Accommodations, or Letter of Credit Documents or any letters of credit included in the Collateral; provided, that, such Borrower may approve or resolve any questions of non-compliance of documents following notice to Agent thereof and without Agent’s consent except as otherwise provided in Section 2.2(i) hereof.

(k)           Any rights, remedies, duties or obligations granted or undertaken by any Borrower to Issuing Bank in any application for any Letter of Credit Accommodation, or any other agreement in favor of Issuing Bank relating to any Letter of Credit Accommodation, shall be deemed to have been granted or undertaken by such Borrower to Agent for the ratable benefit of Lenders.  Any duties or obligations undertaken by Agent to Issuing Bank in any application for any Letter of Credit Accommodation, or any other agreement by Agent in favor of Issuing Bank to the extent relating to any Letter of Credit Accommodation, shall be deemed to have been undertaken by such Borrower to Agent for the ratable benefit of Lenders and to apply in all respects to such Borrower.

(l)            Immediately upon the issuance or amendment of any Letter of Credit Accommodation, each Lender shall be deemed to have irrevocably and unconditionally purchased and received, without recourse or warranty, an undivided interest and participation to the extent of such Lender’s Pro Rata Share of the liability with respect to such Letter of Credit Accommodation (including, without limitation, all Obligations with respect thereto).

(m)          Borrowers and Guarantors are irrevocably and unconditionally, jointly and severally, obligated, without presentment, demand or protest, to pay to Agent any amounts paid by Issuing Bank with respect to such Letter of Credit Accommodation (whether through the borrowing of Revolving Loans in accordance with Section 2.2(a) hereof or otherwise).  In the event that Borrowers and Guarantors fail to pay Agent on the date of any payment under a Letter of Credit Accommodation in an amount equal to the amount of such payment, Agent (to the extent it has actual notice thereof) shall promptly notify each Lender of the unreimbursed amount of such payment and each Lender agrees, upon one (1) Business Day’s notice, to fund to Agent the purchase of its participation in such Letter of Credit Accommodation in an amount equal to its Pro Rata Share of the unpaid amount.  The obligation of each Lender to deliver to Agent an amount equal to its respective participation pursuant to the foregoing sentence is absolute and unconditional and such remittance shall be made notwithstanding the occurrence or continuance of any Event of Default, the failure to satisfy any other condition set forth in Section 4 hereof or any other event or circumstance.  If such amount is not made available by a Lender when due, Agent shall be entitled to recover such amount on demand from such Lender with interest thereon, for each day from the date such amount was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent’s option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent’s demand, at the highest Interest Rate provided for in Section 3.1 hereof applicable to Prime Rate Loans.

2.3           Commitments.       The aggregate amount of each Lender’s Pro Rata Share of the Revolving Loans and Letter of Credit Accommodations shall not exceed the amount of such Lender’s Revolving Commitment, as the same may from time to time be amended in accordance with the provisions hereof.

2.4           Bank Products.     Any Borrower or Guarantor may (but no such Person is required to) request that the Agent provide or arrange for such Person to obtain Bank Products from Agent or its Affiliates, and Agent may, in its sole discretion, provide or arrange for such Person to obtain the requested Bank Products.  Any Borrower or Guarantor that obtains Bank Products shall indemnify and hold Agent, each Lender and their respective Affiliates harmless from any and all obligations now or hereafter owing to any other Person by Agent or its Affiliates in connection with any Bank Products.  Each Borrower and Guarantor acknowledges and agrees that the obtaining of Bank Products from the Agent and its Affiliates (a) is in the sole discretion of the Agent or such Affiliate, as the case may be, and (b) is subject to all rules and regulations of the Person that provides the Bank Product.

2.5           Facility Increases.

(a)           Borrowers may, at their option, request an increase in the Maximum Credit (each a “Facility Increase”) in an aggregate amount not to exceed $25,000,000 by delivering a written request to Agent that specifies the amount of such increase in the Maximum Credit; provided, that, (i)  the aggregate amount of any such increase shall not cause the Maximum Credit to exceed $100,000,000, (ii) the amount of any such initial Facility Increase shall be for an increase in the amount equal to not less than $10,000,000 or an integral multiple of $500,000 in excess thereof, (iii) the amount of any additional Facility Increase shall be for an increase in the amount equal to not less than $5,000,000 or an integral multiple of $500,000 in excess thereof, (iv) any such request shall be irrevocable (unless such Facility Increase is being requested in connection with a Permitted Acquisition and Agent receives written notice prior to the effective date of such Facility Increase that such Permitted Acquisition will not be consummated), (v) after the initial Facility Increase, there shall be no more than two (2) additional Facility Increases, (vi) Agent shall have received a facility increase fee in accordance with the terms and conditions of the Fee Letter, (vii) Agent shall have received such written request at least two (2) Business Days’ before the proposed effective date of such increase, and (viii) at the time Agent receives notice of such request for a Facility Increase and on the date of and after giving effect to such Facility Increase, no Default or Event of Default shall exist or have occurred and be continuing. If the conditions set forth in this Section 2.5(a) are satisfied as determined by Agent, then the requested amount of the Facility Increase shall become effective on the proposed effective date of such increase. Wells Fargo agrees to increase its Commitment up to the full amount of any such Facility Increase to the extent that any other Lender declines to increase its Commitment as provided in this Section 2.5(a) hereof.

(b)           Upon the receipt by Agent of any such written request, Agent shall promptly notify each Lender of such request and each Lender shall have the option (but not the obligation, other than Wells Fargo) to increase the amount of its Commitment by an amount up to its Pro Rata Share of the amount of the increase in the Maximum Credit requested by Borrowers as set forth in the notice from Agent to such Lender.  Each Lender shall notify Agent within ten (10) days after the receipt of such notice from Agent whether such Lender will so increase its Commitment, and if so, the amount of such increase.  The minimum increase in the Commitments of each such Lender providing the additional Commitments shall equal such Lender’s Pro Rata Share unless otherwise agreed to by Agent.  If the aggregate amount of the increases in the Commitments received from Lenders does not equal or exceed the amount of the increase in the Maximum Credit requested by Borrowers, Agent may seek additional increases from Lenders or Commitments from such Eligible Transferees as it may determine, after consultation with Borrowers.  In the event Lenders (or Lenders and any such Eligible Transferees, as the case may be) have committed in writing to provide increases in their Commitments or new Commitments in an aggregate amount in excess of the increase in the Maximum Credit requested by Borrowers or permitted hereunder, Agent shall then have the right to allocate such commitments, first to Lenders and then to Eligible Transferees, in such amounts and manner as Agent may determine, after consultation with Borrowers.  Any new Lender that is an Eligible Transferee shall execute and deliver an Assignment and Acceptance as modified to provide for the sale by Agent of such Commitment to such Eligible Transferee.

2.6           Facility Decreases.

(a)           Borrowers may, at their option, request a decease in the Maximum Credit (each a “Facility Decrease”) by delivering a written request to Agent that specifies the amount of the decrease in the Maximum Credit; provided, that, (i) the aggregate amount of any such decrease shall not cause the Maximum Credit to be less than $60,000,000, (ii) the amount of any such Facility Decrease shall be in a minimum amount of not less than $5,000,000 or an integral multiple of $500,000 in excess thereof, (iii) any such request shall be irrevocable (unless such Facility Decrease is being requested in connection with a permitted asset disposition and Agent receives written notice prior to the effective date of such Facility Decrease that such permitted asset disposition will not be consummated), (iv) Agent shall have received such written request at least two (2) Business Days’ before the proposed effective date of such Facility Decrease, and (v) at the time Agent receives notice of such request for a Facility Decrease and on the date of and after giving effect to such Facility Decrease, no Default or Event of Default shall exist or have occurred and be continuing.

(b)           Upon the receipt by Agent of any such Facility Decrease, Agent shall notify each Lender of such request and each Lender shall decrease the amount of its Commitment by an amount up to its Pro Rata Share of the amount of the Facility Decrease requested by Borrowers as set forth in the notice from Agent to such Lender.  Such Facility Decrease shall be effective on the date that is [two (2)] Business Days after each of the conditions set forth in Section 2.6(a) hereof have been satisfied or such earlier date after such conditions have been satisfied as Agent may agree.

2.7           Prepayments.  Borrowers may, at their option, upon notice to the Agent pursuant to Section 14.3 hereof, at any time or from time to time, make a prepayment of all or any portion of the outstanding balance of Loans (without a related reduction in Commitments), in whole or in part, without premium or penalty, other than any breakage or similar costs or other amounts payable in accordance with this Agreement.  On and after the occurrence and during the continuance or existence of a Cash Dominion Event, the outstanding Loans and other Obligations shall be repaid in accordance with Section 6.4 hereof.

SECTION 3.                                INTEREST AND FEES

3.1           Interest.

(a)           Borrowers shall pay to Agent, for the ratable benefit of the Lenders, interest on the outstanding principal amount of the Revolving Loans at the Interest Rate.  All interest accruing hereunder on and after the date of any Event of Default or termination hereof shall be payable on demand.

(b)           Any Borrower may from time to time request that Revolving Loans be made as Eurodollar Rate Loans or may request that Revolving Loans which are Prime Rate Loans be converted to Eurodollar Rate Loans or that any existing Revolving Loans which are Eurodollar Rate Loans continue for an additional Interest Period.  Such request from a Borrower shall specify the amount of such Eurodollar Rate Loans or the amount of such Prime Rate Loans to be converted to Eurodollar Rate Loans or the amount of such Eurodollar Rate Loans to be continued (subject to the limits set forth below) and the Interest Period to be applicable to such Eurodollar Rate Loans.  Subject to the terms and conditions contained herein, two (2) Business Days after receipt by Agent of such a request from such Borrower, such Eurodollar Rate Loans shall be made or such Prime Rate Loans shall be converted to Eurodollar Rate Loans or such Eurodollar Rate Loans shall continue, as the case may be, provided, that, (i) no Default or Event of Default shall exist or have occurred and be continuing, (ii) no party hereto shall have sent any notice of termination of this Agreement, (iii) such Borrower shall have complied with such customary procedures as are established by Agent and specified by Agent to Borrowers for Eurodollar Rate Loans, (iv) no more than six (6) Interest Periods may be in effect at any one time, (v) the aggregate amount of the Eurodollar Rate Loans must be in an amount not less than $3,000,000 or an integral multiple of $500,000 in excess thereof, and (vi) Agent and each Lender shall have determined that the Interest Period or Adjusted Eurodollar Rate is available to Agent and such Lender and can be readily determined as of the date of the request for such Eurodollar Rate Loan by such Borrower.  Any request by or on behalf of any Borrower for Revolving Loans that are to be Eurodollar Rate Loans or to convert Revolving Loans that are Prime Rate Loans to Eurodollar Rate Loans or to continue any existing Revolving Loans that are Eurodollar Rate Loans shall be irrevocable.  Notwithstanding anything to the contrary contained herein, Agent and Lenders shall not be required to purchase United States Dollar deposits in the London interbank market or other applicable Eurodollar Rate market to fund any Eurodollar Rate Loans, but the provisions hereof shall be deemed to apply as if Agent and Lenders had purchased such deposits to fund the Eurodollar Rate Loans.

(c)           Any Revolving Loans that are Eurodollar Rate Loans shall automatically convert to Prime Rate Loans upon the last day of the applicable Interest Period, unless Agent has received and approved a request to continue such Eurodollar Rate Loan at least two (2) Business Days prior to such last day in accordance with the terms hereof.  Any Revolving Loans that are Eurodollar Rate Loans shall, at Agent’s option, upon notice by Agent to Borrowers, be subsequently converted to Prime Rate Loans in the event that this Agreement or the Revolving Credit Facility shall terminate or not be renewed.  Borrowers shall pay to Agent, for the benefit of Lenders, upon demand by Agent (or Agent may, at its option, charge any loan account of Borrowers) any amounts required to compensate any Lender or Participant for any loss (including loss of anticipated profits), cost or expense incurred by such person, as a result of the conversion of Eurodollar Rate Loans to Prime Rate Loans pursuant to any of the foregoing.

(d)           Interest shall be payable by Borrowers to Agent, for the account of Lenders, monthly in arrears not later than the first day of each calendar month (provided that Interest with respect to any Eurodollar Rate Loans shall be payable on the last day of each relevant Interest Period) and shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed.  The interest rate on non-contingent Obligations (other than Eurodollar Rate Loans) shall increase or decrease by an amount equal to each increase or decrease in the Prime Rate effective on the first day of the month after any change in such Prime Rate is announced based on the Prime Rate in effect on the last day of the month in which any such change occurs.  In no event shall charges constituting interest payable by Borrowers to Agent and Lenders exceed the maximum amount or the rate permitted under any applicable law or regulation, and if any such part or provision of this Agreement is in contravention of any such law or regulation, such part or provision shall be deemed amended to conform thereto.

3.2           Fees.

(a)           Borrowers shall pay to Agent, for the Pro Rata Share of each Lender, monthly an unused line fee at a rate equal to three-eighths percent (0.375%) per annum in aggregate of the difference between (i) the average daily principal balance of the outstanding Revolving Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any of the Obligations are outstanding and (ii) the Maximum Credit then in effect (the “Unused Line Fee”), which fee shall be payable on the first day of each month in arrears

(b)           Borrowers and Guarantors shall pay or cause to be paid to Agent, for its own account and the account of Lenders, the other fees set forth in the Fee Letter in the amounts and at the times specified therein.  To the extent payment in full of the applicable fees are received by Agent from or on behalf of Borrowers on or about the date hereof, Agent shall pay to each Lender its share of such fees in accordance with the terms of the agreements between Agent and such Lender.

3.3           Inability to Determine Applicable Interest Rate.  If Agent shall determine in good faith (which determination shall, absent manifest error, be final and conclusive and binding on all parties hereto) that on any date by reason of circumstances affecting the London interbank market adequate and fair means do not exist for ascertaining the interest rate applicable to Eurodollar Rate Loans, Agent shall on such date give notice to Borrowers and each Lender of such determination.  Upon such date no Loans may be made as, or converted to, Eurodollar Rate Loans until such time as Agent notifies Borrowers and Lenders that the circumstances giving rise to such notice no longer exist and any request for Eurodollar Rate Loans received by Agent shall be deemed to be a request, or a continuation or conversion, for or into Prime Rate Loans.

3.4           Illegality.  Notwithstanding anything to the contrary contained herein, if (a) any Change in Law makes it unlawful for a Lender to make or maintain a Eurodollar Rate Loan or to maintain any Commitment with respect to a Eurodollar Rate Loan or (b) a Lender determines in good faith (which determination shall, absent manifest error, be final and conclusive and binding upon all parties hereto) has become impracticable as a result of a circumstance that adversely affects the London interbank market or the position of such Lender in such market, then such Lender shall promptly give notice thereof to Agent and Borrowers and may (i) declare that Eurodollar Rate Loans will not thereafter be made by such Lender, such that any request for a Eurodollar Rate Loans from such Lender shall be deemed to be a request for a Prime Rate Loan unless such Lender’s declaration has been withdrawn (and it shall be withdrawn promptly upon the cessation of the circumstances described in clause (a) or (b) above and (ii) demand that (A) all outstanding Eurodollar Rate Loans made by such Lender be prepaid immediately or (B) converted to Prime Rate Loans immediately, in which event all outstanding Eurodollar Rate Loans of such Lender shall be so converted; provided, that, Borrowers shall have the option to choose whether to prepay such Eurodollar Rate Loans or have such Eurodollar Rate Loans converted to Prime Rate Loans.  Borrowers shall jointly and severally indemnify Agent and Lenders and hold Agent and Lenders harmless from any loss or expense which Agent or any Lender may sustain or incur as a consequence of a default by any Borrower in making a borrowing of or conversion into Eurodollar Rate Loans after any Borrower has given a notice requesting the same in accordance with the provisions of this Agreement.  This covenant shall survive the termination or non-renewal of this Agreement and the payment of the Obligations.

3.5           Increased Costs.  If any Change in Law shall: (a) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender or the Issuing Bank; (b) subject any Lender or Issuing Bank to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit Accommodation, any participation in a Letter of Credit Accommodation or any Eurodollar Rate Loan made by it, or change the basis of taxation of payments to such Lender or the Issuing Bank in respect thereof (except for Taxes or Other Taxes covered by Section 6.5 and the imposition of, or any change in the rate of, any taxes payable by such Lender or the Issuing Bank described in Sections 6.5(a), (b) and (c)); or (c) impose on any Lender or Issuing Bank or the London interbank market any other condition, cost or expense affecting this Agreement or Eurodollar Rate Loans made by such Lender or any Letter of Credit Accommodation or participation therein, and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Eurodollar Rate Loan (or of maintaining its obligation to make any such Loan), or to increase the cost to such Lender or Issuing Bank of participating in, issuing or maintaining any Letter of Credit Accommodation (or of maintaining its obligation to participate in or to issue any Letter of Credit Accommodation), or to reduce the amount of any sum received or receivable by such Lender or Issuing Bank hereunder (whether of principal, interest or any other amount) then, upon request of such Lender or Issuing Bank, Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank, as the case may be, for such additional costs incurred or reduction suffered.

3.6           Capital Requirements.  If any Lender or Issuing Bank determines that any Change in Law affecting such Lender or the Issuing Bank or any lending office of such Lender or such Lender’s or Issuing Bank’s holding company, if any, regarding capital requirements has or would have the effect of reducing the rate of return on such Lender’s or Issuing Bank’s capital or on the capital of such Lender’s or Issuing Bank’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by, or participations in Letter of Credit Accommodations held by, such Lender, or the Letter of Credit Accommodations issued by the applicable Issuing Bank, to a level below that which such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s or Issuing Bank’s policies and the policies of such Lender’s or Issuing Bank’s holding company with respect to capital adequacy), then from time to time Borrowers will pay to such Lender or Issuing Bank, as the case may be, such additional amount or amounts as will compensate such Lender or Issuing Bank or such Lender’s or Issuing Bank’s holding company for any such reduction suffered.

3.7           Certificates for Reimbursement.  A certificate of a Lender or Issuing Bank, together with reasonable supporting documentation or calculations in accordance with such Lender’s or Issuing Bank’s then existing procedures, setting forth the amount or amounts necessary to compensate such Lender or Issuing Bank or its holding company, as the case may be, as specified in Section 3.5 or 3.6 hereof and delivered to Borrowers shall be conclusive absent manifest error.  Borrowers shall pay such Lender or Issuing Bank, as the case may be, the amount shown as due on any such certificate within fifteen (15) days after receipt thereof.

3.8           Delay in Requests.  Failure or delay on the part of any Lender or Issuing Bank to demand compensation pursuant to Section 3.5 or 3.6 hereof shall not constitute a waiver of such Lender’s or Issuing Bank’s right to demand such compensation; provided, that, Borrowers shall not be required to compensate a Lender or Issuing Bank pursuant to this Section for any increased costs incurred or reductions occurring more than one hundred eighty (180) days prior to the date that such Lender or Issuing Bank, as the case may be, becomes aware of the Change in Law giving rise to such Lender’s or Issuing Bank’s claim for compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the one hundred eighty (180) day period referred to above shall be extended to include the period of retroactive effect thereof).

3.9           Mitigation; Replacement of Lenders.

(a)           If any Lender requests compensation under Section 3.4, 3.5 or Section 3.6 hereof, or Borrowers are required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 6.5, then such Lender shall, if requested by Borrowers, use reasonable efforts (subject to overall policy considerations of such Lender) to designate a different lending office for funding or booking its Loans hereunder, to assign its rights and obligations hereunder to another of its offices, branches or affiliates or to take such other actions as such Lender or Agent determines, if, in the judgment of such Lender, such designation, assignment or other action (i) would eliminate or reduce amounts payable pursuant to such Sections in the future and (ii) would not subject Agent or such Lender to any unreimbursed cost or expense and Agent or such Lender would not suffer any economic, legal or regulatory disadvantage.  Nothing in this Section 3.9 shall affect or postpone any of the obligations of Borrowers or the rights of Agent or such Lender pursuant to this Section 3.9.  Borrowers hereby agree to pay on demand all reasonable out of pocket costs and expenses incurred by Agent or any Lender in connection with any such designation or assignment.

(b)           If (i)any Lender requests compensation under Section 3.4, 3.5 or Section 3.6 hereof, (ii) Borrowers are required to pay any additional amount to any Lender or Governmental Authority pursuant to Section 6.5 hereof, (iii) a Non-Consenting Lender does not consent to a proposed change, waiver, discharge or termination with respect to this Agreement or any Financing  Agreement that has been approved by the Required Lenders as provided in Section 11.3 hereof but requires unanimous consent of all Lenders or all Lenders directly affected thereby (as applicable) or (iv) any Lender is a Defaulting Lender, then Borrowers may, at their sole expense and effort, upon notice to such Lender and Agent, replace such Lender by requiring such Lender to assign and delegate (and such Lender shall be obligated to assign and delegate), without recourse (in accordance with and subject to the restrictions contained in Section 14.7 hereof), all of its interests, rights and obligations under this Agreement and the related Financing Agreements to an Eligible Transferee that shall assume such obligations; provided, that, (A)Borrowers have received the prior written consent of Agent, (B) such Lender shall have received payment of an amount equal to the outstanding principal amount of its Loans and participations in Letter of Credit Obligations that it has funded, if any, accrued interest thereon, accrued fees and other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal) and Borrowers (in the case of accrued interest, fees and other amounts, including amounts under Section 3.10 hereof), (C) such assignment will result in a reduction in such compensation and payments, and (D) such assignment does not conflict with applicable laws or regulations.  A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrowers to require such assignment and delegation cease to apply.  Nothing in this Section 3.9 shall impair any rights that any Borrower or Agent may have against any Lender that is a Defaulting Lender.

3.10         Funding Losses.  Borrowers shall pay to Agent its customary administrative charge and to each Lender all losses, expenses and liabilities (including any interest paid by such Lender to Lenders of funds borrowed by it to make or carry its Eurodollar Rate Loans and any loss, expense or liability sustained by such Lender in connection with the liquidation or redeployment of such) that it sustains (a) if for any reason (other than a default by such Lender) a borrowing of any Eurodollar Rate Loan does not occur on a date specified therefor or in the amount in a request for borrowing, or a conversion to, any Eurodollar Rate Loan does not occur on a date specific therefor or in the amount in a request for conversion or continuation, (b) if any prepayment or other principal payment of any of its Eurodollar Rate Loans occurs on a date prior to the last day of an Interest Period applicable to such Loan, or (c) if any prepayment of any of its Eurodollar Rate Loans is not made on any date specified in a notice of prepayment given by a Borrower. This covenant shall survive the termination or non-renewal of this Agreement and the payment of the Obligations.

3.11         Maximum Interest.  Notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, in no event whatsoever shall the aggregate of all amounts that are contracted for, charged or received by Agent or any Lender pursuant to the terms of this Agreement or any of the other Financing Agreements and that are deemed interest under applicable law exceed the Maximum Interest Rate (including, to the extent applicable, the provisions of Section 5197 of the Revised Statutes of the United States of America as amended, 12 U.S.C. Section 85, as amended).  In no event shall any Borrower or Guarantor be obligated to pay interest or such amounts as may be deemed interest under applicable law in amounts which exceed the Maximum Interest Rate.  In the event any Interest is charged or received in excess of the Maximum Interest Rate (the “Excess”), each Borrower and Guarantor acknowledges and stipulates that any such charge or receipt shall be the result of an accident and bona fide error, and that any Excess received by Agent or any Lender shall be applied, first, to the payment of the then outstanding and unpaid principal hereunder; second to the payment of the other Obligations then outstanding and unpaid; and third, returned to such Borrower or Guarantor.  All monies paid to Agent or any Lender hereunder or under any of the other Financing Agreements, whether at maturity or by prepayment, shall be subject to any rebate of unearned interest as and to the extent required by applicable law. For the purpose of determining whether or not any Excess has been contracted for, charged or received by Agent or any Lender, all interest at any time contracted for, charged or received from any Borrower or Guarantor in connection with this Agreement or any of the other Financing Agreements shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread during the entire term of this Agreement in accordance with the amounts outstanding from time to time hereunder and the Maximum Interest Rate from time to time in effect in order to lawfully charge the maximum amount of interest permitted under applicable laws.  The provisions of this Section 3.11 shall be deemed to be incorporated into each of the other Financing Agreements (whether or not any provision of this Section is referred to therein).

3.12         No Requirement of Match Funding.  Notwithstanding anything to the contrary contained herein, Agent and Lenders shall not be required to acquire US Dollar deposits in the London interbank market or any other offshore US Dollar market to fund any Eurodollar Rate Loan or to otherwise match fund any Obligations as to which interest accrues based on the Adjusted Eurodollar Rate.  All of the provisions of this Section 3 shall be deemed to apply as if Agent, each Lender or any Participant had acquired such deposits to fund any Eurodollar Rate Loan or any other Obligation as to which interest is accruing at the Adjusted Eurodollar Rate by acquiring such US Dollar deposits for each Interest Period in the amount of the Eurodollar Rate Loans or other applicable Obligations, whether or not such Eurodollar Rate Loans or other applicable Obligations were in fact so funded.

SECTION 4.                                CONDITIONS PRECEDENT

4.1           Conditions Precedent to Effectiveness of Agreement.  Each of the following is a condition precedent to the effectiveness of this Agreement:

(a)           all requisite corporate action and proceedings in connection with this Agreement and the other matters related hereto shall be satisfactory in form and substance to Agent, and Agent shall have received all information and copies of all documents, including records of requisite corporate action and proceedings which Agent may have requested in connection therewith, such documents where requested by Agent or its counsel to be certified by appropriate corporate officers or Governmental Authority;

(b)           Agent shall have received, in form and substance satisfactory to Agent, (i) projected monthly balance sheets, income statements, statements of cash flows and availability of Borrowers and Guarantors for the period through the end of the fiscal year of Borrowers and Guarantors ending January 28, 2012, (ii) projected annual balance sheets, income statements, statements of cash flows and availability of Borrowers and Guarantors for the period through the end of the fiscal year of Borrowers and Guarantors ending January 31, 2015 fiscal year, in each case as to the projections described in the foregoing clauses (i) and (ii) with the assumptions set forth in all of such projections in form and substance reasonably satisfactory to Agent, and an opening pro forma balance sheet for Borrowers and Guarantors, (iii) any updates to the projections described in clauses (i) and (ii), in each case in form and substance reasonably satisfactory to Agent and (iv) copies of interim unaudited financial statements for each quarter and month since the last audited financial statements of Borrowers and Guarantors;

(c)           no material adverse change shall have occurred in the assets or business of Borrowers since January 29, 2011 and no change or event shall have occurred which would impair the ability of any Borrower or Obligor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;

(d)           the Existing Term Loan in the principal amount of $4,500,000, together with all Obligations relating thereto, shall have been paid in full in immediately available funds to Existing Term Loan Lender;

(e)           on the date hereof after giving effect to the transactions contemplated by this Agreement, Compliance Excess Availability as determined by Agent, shall be not less than $40,000,000,

(f)            lien and tax lien search results for the location of each Borrower and Guarantor (determined in accordance with the Uniform Commercial Code of the applicable jurisdiction any other applicable law) which search results shall be in form and substance satisfactory to Agent;

(g)           Agent shall have received the Information Certificates, the review of which shall be satisfactory to Agent in its good faith determination;

(h)           Agent shall have received, in form and substance satisfactory to Agent in good faith, such opinion letters of counsel to Borrowers and Guarantors with respect to this Agreement and such other matters related hereto as Agent may request in good faith;

(i)            Agent shall have received the Guarantee, in form and substance satisfactory to Agent, duly executed by each Guarantor;

(j)            Agent shall have received the Fee Letter, in form and substance satisfactory to Agent, duly executed by each Borrower;

(k)           Agent shall have received a collateral assignment of the Transition Services Agreement by Parent and NY&Co, duly executed by Parent and NY&Co., together with an acknowledgment by Limited Brands, Inc., Borrowers and Guarantors, each in form and substance satisfactory to Agent, duly executed by Limited Brands, Inc.;

(l)            all fees, costs and expenses payable by Borrowers under the terms of this Agreement and the other Financing Agreements shall have been paid in full; and

(m)          all other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed by all parties hereto or thereto, as applicable, or recorded and shall be in form and substance satisfactory to Agent in good faith.

4.2           Conditions Precedent to All Loans and Letter of Credit Accommodations.   Each of the following is an additional condition precedent to the Lenders continuing to provide Loans and/or providing Letter of Credit Accommodations to Borrowers:

(a)           all representations and warranties contained herein and in the other Financing Agreements shall be true and correct in all material respects with the same effect as though such representations and warranties had been made on and as of the date of the making of each such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto, except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate in all material respects on and as of such earlier date);

(b)           no law, regulation, order, judgment or decree of any Governmental Authority shall exist, and no action, suit, investigation, litigation or proceeding shall be pending or threatened in any court or before any arbitrator or Governmental Authority, which (i) purports to enjoin, prohibit, restrain or otherwise affect (A) the making of the Loans or providing the Letter of Credit Accommodations, or (B) the consummation of the transactions contemplated pursuant to the terms hereof or the other Financing Agreements or (ii) has a reasonable likelihood of having a Material Adverse Effect; and

(c)           no Default or Event of Default shall exist or have occurred and be continuing on and as of the date of the making of such Loan or providing each such Letter of Credit Accommodation and after giving effect thereto.

SECTION 5.                                GRANT AND PERFECTION OF SECURITY INTEREST

5.1           Grant of Security Interest.  To secure payment and performance of all Obligations, each Borrower and Guarantor hereby grants to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, a continuing security interest in, a lien upon, and a right of set off against, for itself and the ratable benefit of the Lenders and the Bank Product Providers, as security, and hereby confirms, reaffirms and restates the prior grant thereof to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers pursuant to the Existing Loan Agreement, all personal property and fixtures, and interests in personal property and fixtures, of such Borrower or Guarantor, whether now owned or hereafter acquired or existing, and wherever located (together with all other collateral security for the Obligations at any time granted to or held or acquired by Agent or any Lender, collectively, the “Collateral”) including, without limitation, the following:

(a)           all Accounts;

(b)           all general intangibles, including, without limitation, all Intellectual Property;

(c)           all goods, including, without limitation, Inventory and Equipment, whether ordered, in progress, finished or received;

(d)           all fixtures;

(e)           all chattel paper, including, without limitation, all tangible and electronic chattel paper;

(f)            all instruments, including, without limitation, all promissory notes;

(g)           all documents;

(h)           all deposit accounts;

(i)            all letters of credit, banker’s acceptances and similar instruments and including all letter-of-credit rights;

(j)            all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(k)           all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of such Borrower or Guarantor now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of such Borrower or Guarantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(l)            all commercial tort claims, including, without limitation, those identified on Schedule 5.2(h) hereto;

(m)          to the extent not otherwise described above, all Receivables;

(n)           all Records; and

(o)           all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

Notwithstanding anything herein to the contrary, in no event shall the Collateral include, and no Borrower or Guarantor shall be deemed to have granted a security interest in, (i) any personal and real property, fixtures and interests of such Borrower or Guarantor which are not assignable or are incapable of being encumbered as a matter of law, except for the products and proceeds thereof, (ii) such Borrower’s or Guarantor’s rights or interests in any license, contract or agreement to which such Borrower or Guarantor is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement, applicable laws or otherwise, result in a breach of the terms of, or constitute a default under any license, contract or agreement to which such Borrower or Guarantor is a party (except for the products and proceeds thereof); provided, that, upon the ineffectiveness, lapse or termination of any such provision, the Collateral shall include, and such Borrower or Guarantor shall be deemed to have granted a security interest in, all such rights and interests as if such provision had never been in effect, (iii) the types or items of Collateral described shall not include the Capital Stock of any Foreign Subsidiary that is a “controlled foreign corporation” (as such term is defined in Section 957(a) of the Code) of the Code, to the extent such Foreign Subsidiary is not treated as a “disregarded entity” by the Code, or the Capital Stock of any Foreign Holdco Subsidiary in excess of sixty five (65%) percent of all of the issued and outstanding shares of Capital Stock of such Subsidiary entitled to vote (within the meaning of Treasury Regulation Section 1.956-2); provided, that, if the pledge of one hundred (100%) percent of the Capital Stock of such Foreign Subsidiary or Foreign Holdco Subsidiary would not have an adverse tax impact on such Borrower or Guarantor for purposes of Section 956 of the Code as determined by Agent in its good faith discretion in consultation with such Borrower or Guarantor, Borrower or such Guarantor shall pledge to Agent one hundred (100%) percent of the Capital Stock of such Foreign Subsidiary or such Foreign Holdco Subsidiary; and (iv) any rights to any Intellectual Property, License Agreements or software that would be rendered, void, invalid or unenforceable under the terms thereof or under applicable laws by the grant of a security interest in such Intellectual Property, License Agreements or software created pursuant to the terms of this Agreement, for as long as such prohibition or reason for invalidity exists, except in each case under the foregoing clauses (i) through (iv) for the products and proceeds thereof.

5.2           Perfection of Security Interests.

(a)           Each Borrower and Guarantor irrevocably and unconditionally authorizes Agent (or its agent) to file at any time and from time to time such financing statements with respect to the Collateral naming Agent or its designee as the secured party and such Borrower or Guarantor as debtor, as Agent may require, and including any other information with respect to such Borrower or Guarantor or otherwise required by part 5 of Article 9 of the Uniform Commercial Code of such jurisdiction as Agent may determine, together with any amendment and continuations with respect thereto, which authorization shall apply to all financing statements filed on, prior to or after the date hereof.  Each Borrower and Guarantor hereby ratifies and approves all financing statements naming Agent or its designee as secured party and such Borrower or Guarantor, as the case may be, as debtor with respect to the Collateral (and any amendments with respect to such financing statements) filed by or on behalf of Agent prior to the date hereof and ratifies and confirms the authorization of Agent to file such financing statements (and amendments, if any).  Each Borrower and Guarantor hereby authorizes Agent to adopt on behalf of such Borrower or Guarantor any symbol required for authenticating any electronic filing.  In the event that the description of the collateral in any financing statement naming Agent or its designee as the secured party and any Borrower or Guarantor as debtor includes assets and properties of such Borrower or Guarantor that do not at any time constitute Collateral, whether hereunder, under any of the other Financing Agreements or otherwise, the filing of such financing statement shall nonetheless be deemed authorized by such Borrower or Guarantor to the extent of the Collateral included in such description and it shall not render the financing statement ineffective as to any of the Collateral or otherwise affect the financing statement as it applies to any of the Collateral.  In no event shall any Borrower or Guarantor at any time file, or permit or cause to be filed, any correction statement or termination statement with respect to any financing statement (or amendment or continuation with respect thereto) naming Agent or its designee as secured party and such Borrower or Guarantor as debtor, without the prior written consent of Agent.

(b)           No Borrower or Guarantor has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as set forth on Schedule 5.2(b) hereto.  In the event that any Borrower or Guarantor shall be entitled to or shall receive any chattel paper or instrument after the date hereof, which together with all other chattel paper and instruments that Borrowers and Guarantors have become entitled to or have received after the date hereof has a fair market value in excess of $100,000 individually or in the aggregate, such Borrower or Guarantor shall promptly notify Agent thereof in writing.  Promptly upon the receipt thereof by or on behalf of such Borrower or Guarantor (including by any agent or representative), such Borrower or Guarantor shall deliver, or cause to be delivered to Agent, all tangible chattel paper and instruments that such Borrower or Guarantor has or may at any time acquire, accompanied by such instruments of transfer or assignment duly executed in blank as Agent may from time to time specify, in each case except as Agent may otherwise agree.  At Agent’s option, such Borrower or Guarantor shall, or Agent may at any time on behalf of such Borrower or Guarantor, cause the originals of  any such instruments and chattel paper that have a fair market value in excess of $100,000 individually or in the aggregate, to be conspicuously marked in a form and manner acceptable to Agent with the following legend referring to chattel paper or instruments as applicable: “This [chattel paper][instrument] is subject to the security interest of Wells Fargo Bank, National Association, and any sale, transfer, assignment or encumbrance of this [chattel paper][instrument] violates the rights of such secured party.”

(c)           In the event that any Borrower or Guarantor shall at any time hold or acquire an interest in any electronic chattel paper or any “transferable record” (as such term is defined in Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or in Section 16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction), which together with all other electronic chattel paper or “transferable record” that Borrowers and Guarantors have become entitled to has a fair market value in excess of $100,000 individually or in the aggregate, such Borrower or Guarantor shall promptly notify Agent thereof in writing.  Promptly upon Agent’s request, such Borrower or Guarantor shall take, or cause to be taken, such actions as Agent may request to give Agent control of such electronic chattel paper under Section 9-105 of the UCC and control of such transferable record under Section 201 of the Federal Electronic Signatures in Global and National Commerce Act or, as the case may be, Section 16 of the Uniform Electronic Transactions Act, as in effect in such jurisdiction.

(d)           No Borrower or Guarantor has any deposit accounts as of the date hereof, except as set forth in such Borrower’s or Guarantor’s Information Certificate.  No Borrower or Guarantor shall, directly or indirectly, after the date hereof open, establish or maintain any Central Collection Deposit Account unless each of the following conditions is satisfied:  (i) Agent shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower or Guarantor to open or establish such account which notice shall specify in reasonable detail and specificity acceptable to Agent the name of the Central Collection Deposit Account, the owner of the Central Collection Deposit Account, the name and address of the bank at which such Central Collection Deposit Account is to be opened or established, the individual at such bank with whom such Borrower or Guarantor is dealing and the purpose of the Central Collection Deposit Account, (ii) the bank where such Central Collection Deposit Account is opened or maintained shall be reasonably acceptable to Agent, and (iii) on or before the opening of such Central Collection Deposit Account, such Borrower or Guarantor shall as Agent may specify either (A) deliver to Agent a Deposit Account Control Agreement with respect to such Central Collection Deposit Account duly authorized, executed and delivered by such Borrower or Guarantor and the bank at which such deposit account is opened and maintained or (B) arrange for Agent to become the customer of the bank with respect to the deposit account on terms and conditions reasonable acceptable to Agent.  The terms of this subsection (d) shall not apply to (i) deposit accounts specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of such Borrower’s or Guarantor’s salaried employees or (ii) an account maintained by Borrowers and a management company engaged by Borrowers for the purpose of paying the real property taxes of Borrowers and Guarantors so long as (A) Borrowers prefund the amount of taxes to be paid in such account not earlier than ten (10) Business Days prior to the date such taxes are required to be paid and (B) at all times other than the time when such account may be prefunded during such ten (10) day period with the amount of taxes to be so paid, not more than $5,000 is maintained in such account.  Agent shall not exercise its right to require amounts in such accounts to be sent to the Agent Payment Account except as provided by Section 6.3 hereof.

(e)           No Borrower or Guarantor owns or holds, directly or indirectly, beneficially or as record owner or both, any investment property, as of the date hereof, or has any investment account, securities account, commodity account or other similar account with any bank or other financial institution or other securities intermediary or commodity intermediary as of the date hereof, in each case except as set forth on Schedule 5.2(e) hereto.

(i)            In the event that any Borrower or Guarantor shall be entitled to or shall at any time after the date hereof hold or acquire any certificated securities, which together with all other certificated securities in which Borrowers and Guarantors hold or acquire an interest after the date hereof have a fair market value in excess of $100,000 individually or in the aggregate, such Borrower or Guarantor shall promptly endorse, assign and deliver the same to Agent, accompanied by such instruments of transfer or assignment duly executed in blank as Agent may from time to time specify.  If any securities, now or hereafter acquired by any Borrower or Guarantor are uncertificated and are issued to such Borrower or Guarantor or its nominee directly by the issuer thereof, and such securities together with all other such securities acquired by Borrowers and Guarantors have a fair market value in excess of $100,000 individually or in the aggregate, such Borrower or Guarantor shall immediately notify Agent thereof and shall as Agent may specify, either (A) cause the issuer to agree to comply with instructions from Agent as to such securities, without further consent of such Borrower or Guarantor or such nominee, or (B) arrange for Agent to become the registered owner of the securities.

(f)            No Borrower or Guarantor shall, directly or indirectly, after the date hereof open, establish or maintain any investment account, securities account, commodity account or any other similar account (other than a deposit account) with any securities intermediary or commodity intermediary unless each of the following conditions is satisfied: (A)

Agent shall have received not less than five (5) Business Days prior written notice of the intention of such Borrower or Guarantor to open or establish such account which notice shall specify in reasonable detail and specificity reasonably acceptable to Agent the name of the account, the owner of the account, the name and address of the securities intermediary or commodity intermediary at which such account is to be opened or established, the individual at such intermediary with whom such Borrower or Guarantor is dealing and the purpose of the account, (B) the securities intermediary or commodity intermediary (as the case may be) where such account is opened or maintained shall be reasonably acceptable to Agent, and (C) on or before the opening of such investment account, securities account or other similar account with a securities intermediary or commodity intermediary, such Borrower or Guarantor shall as Agent may specify either (1) execute and deliver, and cause to be executed and delivered to Agent, an Investment Property Control Agreement with respect thereto duly authorized, executed and delivered by such Borrower or Guarantor and such securities intermediary or commodity intermediary or (2) arrange for Agent to become the entitlement holder with respect to such investment property on terms and conditions acceptable to Agent.  Agent shall not exercise its right to require amounts in such accounts to be sent to the Agent Payment Account except during the existence of a Cash Dominion Event.

(g)           No Borrower or Guarantor is the beneficiary or otherwise entitled to any right to payment under any letter of credit, banker’s acceptance or similar instrument as of the date hereof, except as set forth on Schedule 5.2(g) hereto.  In the event that any Borrower or Guarantor shall be entitled to or shall receive any right to payment under any letter of credit, banker’s acceptance or any similar instrument, whether as beneficiary thereof or otherwise after the date hereof, which together with all other letters of credit, banker’s acceptances and similar instruments that Borrowers and Guarantors have become entitled to or have received after the date hereof have a fair market value in excess of $100,000 individually or in the aggregate, such Borrower or Guarantor shall promptly notify Agent thereof in writing.  Such Borrower or Guarantor shall immediately, as Agent may specify, either (i) deliver, or cause to be delivered to Agent, with respect to any such letter of credit, banker’s acceptance or similar instrument, the written agreement of the issuer and any other nominated person obligated to make any payment in respect thereof (including any confirming or negotiating bank), in form and substance satisfactory to Agent, consenting to the assignment of the proceeds of the letter of credit to Agent by such Borrower or Guarantor and agreeing to make all payments thereon directly to Agent or as Agent may otherwise direct or (ii) cause Agent to become, at Borrowers’ expense, the transferee beneficiary of the letter of credit, banker’s acceptance or similar instrument (as the case may be).

(h)           No Borrower or Guarantor has any commercial tort claims with respect to which the amount claimed exceeds $1,000,000 and either a written demand therefor has been made or legal action has commenced, except as set forth on Schedule 5.2(h) hereto.  In the event that any Borrower or Guarantor shall at any time after the date hereof have any such commercial tort claims, or if an Event of Default exists, if any Borrower or Guarantor has any commercial tort claims, such Borrower or Guarantor shall promptly notify Agent thereof in writing, which notice shall (i) set forth in reasonable detail the basis for and nature of such commercial tort claim and (ii) include the express grant by such Borrower or Guarantor to Agent of a security interest in such commercial tort claim (and the proceeds thereof).  In the event that such notice does not include such grant of a security interest, the sending thereof by such

Borrower or Guarantor to Agent shall be deemed to constitute such grant to Agent.  Upon the sending of such notice, any commercial tort claim described therein shall constitute part of the Collateral and shall be deemed included therein.  Without limiting the authorization of Agent provided in Section 5.2(a) hereof or otherwise arising by the execution by such Borrower or Guarantor of this Agreement or any of the other Financing Agreements, Agent is hereby irrevocably authorized from time to time and at any time to file such financing statements naming Agent or its designee as secured party and such Borrower or Guarantor as debtor, or any amendments to any financing statements, covering any such commercial tort claim as Collateral.  In addition, such Borrower or Guarantor shall promptly upon Agent’s request, execute and deliver, or cause to be executed and delivered, to Agent such other agreements, documents and instruments as Agent may require in connection with such commercial tort claim.

(i)            No Borrower or Guarantor has any goods, documents of title or other Collateral in the custody, control or possession of a third party as of the date hereof, except as set forth in such Borrower’s or Guarantor’s Information Certificate and except for goods located in the United States in transit to a location of a Borrower or Guarantor permitted herein in the ordinary course of business of such Borrower or Guarantor in the possession of any carrier transporting such goods.  In the event that any goods, documents of title or other Collateral with a fair market value in excess of $100,000 are at any time after the date hereof in the custody, control or possession of any other person not referred to in a Borrower’s or Guarantor’s Information Certificate or such carriers, such Borrower or Guarantor shall promptly notify Agent thereof in writing.  Promptly upon Agent’s request, such Borrower or Guarantor shall deliver to Agent a Collateral Access Agreement duly authorized, executed and delivered by such person and such Borrower or Guarantor.

(j)            Each Borrower and Guarantor shall take any other actions reasonably requested by Agent from time to time to cause the attachment, perfection and first priority of, and the ability of Agent to enforce, the security interest of Agent in any and all of the Collateral, including, without limitation, (i) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the UCC or other applicable law, to the extent, if any, that such Borrower’s or Guarantor’s signature thereon is required therefor, (ii) upon Agent’s request after the occurrence and during the continuance of an Event of Default, causing Agent’s name to be noted as secured party on any certificate of title for a titled good if such notation is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iii) complying with any provision of any statute, regulation or treaty of the United States as to any Collateral if compliance with such provision is a condition to attachment, perfection or priority of, or ability of Agent to enforce, the security interest of Agent in such Collateral, (iv) obtaining the consents and approvals required by any Governmental Authority or third party, including, without limitation, any consent of any licensor, lessor or other Person obligated on Collateral, and taking all actions required by other law, as applicable in any relevant jurisdiction.  Notwithstanding the foregoing, nothing in this Agreement shall require any Borrower or Guarantor to make any filings or take any other actions to record or perfect Agent’s security interest in or lien on any Intellectual Property outside the United States, unless Agent determines in its good faith discretion that such recordation or perfection would be required for Agent and Lenders to have the Obligations paid in full in accordance with the terms and conditions of this Agreement.

SECTION 6.                                COLLECTION AND ADMINISTRATION

6.1           Borrowers’ Loan Accounts.  Agent shall maintain one or more Loan accounts on its books in which shall be recorded (a) all Revolving Loans, all Letter of Credit Accommodations, all other Obligations and the Collateral, (b) all payments made by or on behalf of Borrowers and (c) all other appropriate debits and credits as provided in this Agreement, including fees, charges, costs, expenses and interest.  All entries in the loan accounts shall be made in accordance with Agent’s customary practices as in effect from time to time.

6.2           Statements.  Agent shall render to Borrowers a monthly statement setting forth the balance in the Borrowers’ loan accounts maintained by Agent for Borrowers pursuant to the provisions of this Agreement, including principal, interest, fees, costs and expenses as of the end of such month.  Agent shall use its best efforts to provide such monthly statement to Borrowers by the 15th day of the next succeeding month.  Each such statement shall be subject to subsequent adjustment by Agent but shall, absent manifest errors or omissions, be considered correct and deemed accepted by Borrowers and conclusively binding upon Borrowers as an account stated except to the extent that Agent receives a written notice from Borrowers of any specific exceptions of Borrowers thereto within sixty (60) days after the date such statement has been received by Borrowers.  Until such time as Agent shall have rendered to Borrowers a written statement as provided above, the balance in Borrowers’ loan accounts shall be presumptive evidence of the amounts due and owing to Agent and Lenders by Borrowers.

6.3           Collection of Accounts.

(a)           Borrowers and Guarantors shall establish and maintain, at their expense, blocked accounts or lockboxes and related blocked accounts (in either case, “Blocked Accounts”), as Agent may specify, with the banks set forth on Schedule 31 to the Information Certificates and such other banks as are reasonably acceptable to Agent; provided, that, not later than sixty (60) days following the date hereof (or such later date as Agent may agree in its discretion), each Borrower and Guarantor shall establish and maintain, at its expense, deposit accounts and cash management services at Wells or one of its Affiliates (except for certain local deposit accounts agreed to by Agent and Borrowers which shall be maintained with such other institutions as are acceptable to Agent) of a type and on terms reasonably satisfactory to Agent.  The banks set forth on Schedule 31 of the Information Certificate constitute all of the banks with which all Borrowers and all Guarantors have deposit account and cash management arrangements as of the date hereof and identifies each of the deposit accounts at such banks that are used for receiving receipts from particular locations of a Borrower or otherwise describes the nature of the use of such deposit account by such Borrower or Guarantor.  Such Blocked Accounts may be Central Collection Deposit Accounts, and the term Blocked Accounts shall include the Central Collection Deposit Accounts.  Borrowers and Guarantors shall retain the use of their cash, including payments and proceeds of Collateral; provided, that, at any time that a Cash Dominion Event exists or has occurred and is continuing, Agent may, at its option, instruct the banks at which the Blocked Accounts are maintained to remit the funds (other than funds in respect of Non-Borrower Receivables) therein to Agent for application to the Obligations and to otherwise comply only with the instructions of Agent.  If such Cash Dominion Event ceases to exist, Agent agrees to notify such banks that such banks are no longer required to remit such funds to the Agent Payment Account or Agent, and that such banks shall transfer such funds to the operations or disbursement accounts of the applicable Borrower upon the instructions of such Borrower.  Within sixty (60) days after the date hereof, each Borrower and Guarantor shall have delivered, or caused to be delivered to Agent, a Deposit Account Control Agreement duly authorized, executed and delivered by each bank where a Blocked Account is maintained for which Agent has not yet received a Deposit Account Control Agreement; provided, that, Borrowers and Guarantors shall not be required to deliver such Deposit Account Control Agreements with respect to (i) any deposit account that is specifically and exclusively used for payroll, payroll taxes and other employee wage and benefit payments to or for the benefit of any Borrower’s or Guarantor’s salaried employees, or their fiduciary trust accounts and (ii)  an account maintained by Borrowers and a management company engaged by Borrowers for the purpose of paying the real property taxes of Borrowers and Guarantors so long as (A) Borrowers prefund the amount of taxes to be paid in such account not earlier than ten (10) Business Days prior to the date such taxes are required to be paid and (B) at all times other than the time when such account may be prefunded during such five (5) day period with the amount of taxes to be so paid, not more than $5,000 is maintained in such account. The Deposit Account Control Agreements shall provide that upon notice from Agent (which shall be given upon the existence or occurrence of a Cash Dominion Event and shall be revoked promptly after the expiration of such Cash Dominion Event), such bank will send funds on a daily basis to the Agent Payment Account and otherwise take instruction with respect to such Blocked Account only from Agent.  Promptly upon Agent’s request, each Borrower and Guarantor shall execute and deliver such agreements or documents as Agent may in good faith require in connection therewith.  Each Borrower and Guarantor agrees that after notice by Agent to the bank under the Deposit Account Control Agreement, all payments made to such Blocked Accounts or other funds received and collected by Agent, whether in respect of the Receivables, as proceeds of Inventory or other Collateral or otherwise shall be treated as payments to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, in respect of the Obligations and therefore shall constitute the property of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, to the extent of the then outstanding Obligations; provided, that in the event any Non-Borrower Receivable is deposited into the Blocked Accounts, in error or otherwise, such deposit shall be treated as a non-refundable payment to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, in respect of the Obligations and therefore shall constitute the property of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, to the extent of the then outstanding Obligations.

(b)           For purposes of calculating the amount of the Revolving Loans available to Borrowers, such payments will be applied (conditional upon final collection) to the Obligations on the Business Day of receipt by Agent of immediately available funds in the Agent Payment Account provided such payments and notice thereof are received in accordance with Agent’s usual and customary practices as in effect from time to time and prior to 12:00 p.m. New York time, and if not, then on the next Business Day.  For the purposes of calculating interest on the Obligations, for the sole and equal benefit of Wells Fargo, such payments or other funds received will be applied (conditional upon final collection) to the Obligations on the same day of the receipt of immediately available funds by Agent in the Agent Payment Account provided such payments or other funds and notice thereof are prior to 12:00 p.m. New York time, and if not, then on the next Business Day.

(c)           Each Borrower and Obligor and its shareholders, directors,

employees, agents, Subsidiaries or other Affiliates shall, acting as trustee for Agent, receive, as the property of Agent, any monies, checks, notes, drafts or any other payment relating to and/or proceeds of Accounts or other Collateral which come into their possession or under their control and promptly, upon receipt thereof, shall deposit or cause the same to be deposited in the Blocked Accounts, or if a Cash Dominion Event exists or has occurred and is continuing, at Agent’s option, remit the same or cause the same to be remitted, in kind, to the Agent Payment Account.  In no event shall the same be commingled with any Borrower’s or Obligor’s funds.  Borrowers and Guarantors agree to reimburse Agent on demand for any amounts owed or paid to any bank at which a Blocked Account or any other deposit account is established or any other bank or Person involved in the transfer of funds to or from the Blocked Accounts arising out of Agent’s payments to or indemnification of such bank or Person.  The obligation of Borrowers and Guarantors to reimburse Agent for such amounts pursuant to this Section 6.3(c) shall survive the termination or non-renewal of this Agreement.

6.4           Payments.

(a)           Borrowers shall pay all Obligations when due.  Payments on Obligations shall be made by Borrowers remitting funds to the Agent Payment Account or, at any time during a Cash Dominion Event, by payments and proceeds of Collateral being directly remitted to the Agent Payment Account as provided in Section 6.3 hereof or such other place as Agent may designate from time to time.  Agent shall apply payments received or collected from Borrowers or Obligors or for the account of Borrowers or Obligors (including the monetary proceeds of collections or of realization upon any Collateral) to the specific Obligation designated by Borrowers in connection with such payment as follows:

(i)            so long as no Priority Event shall have occurred and be continuing, or will result from any of the following payment applications:

(A)          first, to pay in full all indemnities or expense reimbursements then due to Agent from Borrowers and Guarantors (other than fees);

(B)           second, ratably to pay in full indemnities or expense reimbursements then due to Lenders from Borrowers and Guarantors (other than fees);

(C)           third, ratably to pay in full all fees payable by Borrowers under the Financing Agreements then due;

(D)          fourth, ratably to pay in full interest due in respect of the Loans (including Special Agent Advances);

(E)           fifth, to pay or prepay principal in respect of Special Agent Advances;

(F)           sixth, to pay principal in respect of the Revolving Loans then outstanding (whether or not then due) until paid in full;

(G)           seventh, to cash collateralize any outstanding Letter of Credit Accommodations if required under the terms of this Agreement;

(H)          eighth, to pay any Obligations due in respect of the Bank Products, if any; and

(I)            ninth, to pay any other Obligations then due, in such order and manner as Agent determines; or

(ii)           after the occurrence and during the continuance of a Priority Event:

(A)          first, to pay in full the expenses of Agent for the collection and enforcement of the Obligations and for the protection, preservation or sale, disposition or other realization upon the Collateral, including all expenses, liabilities and advances (including Special Agent Advances) incurred or made by or on behalf of Agent, in connection therewith (including attorneys’ fees and legal expenses and other expenses of Agent);

(B)           second, to pay all Obligations, other than any Obligations due with respect to Bank Products, until paid in full, in cash or other immediately available funds, in such order and manner as Agent shall elect in its discretion (including cash collateral for any outstanding Letter of Credit Accommodations in accordance with the terms of this Agreement);

(C)           third, to pay any Obligations due with respect to the Bank Products up to the amount of the then extant Bank Product Reserve,

(D)          fourth, to pay any remaining Obligations due in respect of the Bank Products; and

(E)           fifth, ratably to pay in full all other Obligations.

(b)           Notwithstanding anything to the contrary contained in this Agreement:

(i)            if the payment of any expenses, costs, scheduled servicing fees (such servicing fees to consist of scheduled servicing fees existing on the date hereof along with any increases to such servicing fees which have been consented to by Wells Fargo) and/or interest (other than default interest charged during the existence of an Event of Default) to Agent for the account of itself and Revolving Loans would accrue and become due but for the occurrence of an Insolvency Event and any such amounts are not allowed or allowable in whole or in part (any such amounts are hereinafter referred to as the “Specified Amounts”), then Agent and Revolving Loans shall receive payment in full of the Specified Amounts (but not the items excluded from Specified Amounts above); provided, that nothing herein shall prevent Agent or the Revolving Loans from recovering any default interest charged during the existence of an Event of Default from any Borrower or Guarantor not subject to an Insolvency Event;

(ii)           should any payment or distribution on security or instrument or proceeds thereof be received by a Lender other than in accordance with this Section 6.4, such Lender shall receive and hold the same in trust, for the benefit of Agent, the other Lenders and the Bank Product Providers, and shall forthwith deliver the same to Agent

(together with any endorsement or assignment of such Lender where necessary), for application by Agent to the Obligations in accordance with the terms of this Section 6.4;

(iii)          unless so directed by Borrowers, Agent shall not apply any payments which it receives to any Revolving Loans that are Eurodollar Rate Loans except on the expiration date of the Interest Period applicable to any such Revolving Loans that are Eurodollar Rate Loans and if payments are received or collected from Borrowers that otherwise would be applied to Eurodollar Rate Loans, provided no Cash Dominion Event exists or has occurred and is continuing, Borrowers may instruct Agent to remit such funds to Borrowers, otherwise, such payments shall be held by Agent and shall bear interest at the Federal Funds Rate per annum commencing on the second Business Day following the date such payments are received or collected from Borrowers and continuing through the date such payments are applied to the Obligations, which shall be upon the expiration of the first Interest Period after receipt or collection of such payments, to the extent of the principal amount of the applicable Eurodollar Rate Loan or otherwise, in Agent’s sole discretion, remitted to Borrowers; and

(iv)          to the extent any Borrower uses any proceeds of the Loans or Letter of Credit Accommodations to acquire rights in or the use of any Collateral or to repay any Indebtedness used to acquire rights in or the use of any Collateral, payments in respect of the obligations shall be deemed applied first to the Obligations arising from Loans and Letter of Credit Accommodations that were not used for such purposes and second to the Obligations arising from Loans and Letter of Credit Accommodations the proceeds of which were used to acquire rights in or the use of any Collateral in the chronological order in which such Borrower acquired such rights or use.

(c)           At Agent’s option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Financing Agreements may be charged directly to the loan accounts of Borrowers maintained by Agent.  Borrowers shall make all payments to Agent and Lenders on the Obligations free and clear of, and without deduction or withholding for or on account of, any setoff, counterclaim, defense, restrictions or conditions of any kind.  If after receipt of any payment of, or proceeds of Collateral applied to the payment of, any of the Obligations, Agent or any Lender is required to surrender or return such payment or proceeds to any Person for any reason, then the Obligations intended to be satisfied by such payment or proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or proceeds had not been received by Agent or such Lender.  Borrowers shall be liable to pay to Agent and Lenders, and do hereby indemnify and hold Agent and Lenders harmless for the amount of any payments or proceeds surrendered or returned.  This Section 6.4(c) shall remain effective notwithstanding any contrary action which may be taken by Agent or any Lender in reliance upon such payment or proceeds.  This Section 6.4(c) shall survive the payment of the Obligations and the termination of this Agreement.

6.5           Taxes.

(a)           Any and all payments by Borrowers and Guarantors to Agent, any Issuing Bank or any Lender under this Agreement and any of the other Financing Agreements shall be made free and clear of, and without deduction or withholding for, any Taxes, except to the extent required by applicable law.  In addition, Borrowers shall pay all Other Taxes (or Agent may, at its option, pay such Other Taxes and charge the loan account of Borrowers for such amounts so paid).

(b)           Borrowers and Guarantors shall indemnify and hold harmless Agent, Issuing Bank and Lenders for the full amount of Taxes or Other Taxes paid by Agent, any Issuing Bank or any Lender (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section, but not including Other Taxes that arise as a result of Agent’s, any Issuing Bank’s or any Lender’s activities with the applicable taxing jurisdiction, if any, and not as a result of this Agreement) and any liability (including penalties, interest and expenses (including reasonable attorney’s fees and expenses) other than those resulting solely from a failure by Agent, any Issuing Bank or any Lender to pay any Taxes or Other Taxes which it is required to pay and for which it received an indemnity payment) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted by the relevant Governmental Authority; provided, that, Borrowers and Guarantors shall not be required to indemnify Agent, any Issuing Bank or any Lender with respect to any Taxes or Other Taxes which are attributable to such Agent’s, Issuing Bank’s or Lender’s failure to comply with the provisions of Section 6.5(f), (g), (i) or (j) hereof.  Payment under this indemnification shall be made within ten (10) days after the date Agent, any Issuing Bank or any Lender makes written demand therefor on Borrowers.  If Borrowers reasonably believe that such Taxes or Other Taxes were not correctly or legally asserted, Agent, such Issuing Bank or such Lender shall, upon Borrowers’ request and at Borrowers’ expense, provide such documents to Borrowers in form and substance reasonably satisfactory to Agent, as Borrowers may reasonably request, to enable Borrowers to contest such Taxes or Other Taxes pursuant to appropriate proceedings then available to Borrowers (so long as providing such documents shall not, in the good faith determination of Agent, have a reasonable likelihood of resulting in any liability of Agent, any Issuing Bank or any Lender).

(c)           If any Borrower or Guarantor shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder or under the other Financing Agreements to Agent, any Issuing Bank or any Lender, then:

(i)            the sum payable shall be increased as necessary so that after making all required deductions and withholdings (including deductions and withholdings applicable to additional sums payable under this Section) Agent, such Issuing Bank or such Lender receives an amount equal to the sum it would have received had no such deductions or withholdings been made; provided, that, Borrowers and Guarantors shall not be required to increase any such sum payable to Agent, any Issuing Bank or any Lender which is attributable to such Agent’s, Issuing Bank’s or Lender’s failure to comply with the provisions of Section 6.5(f), (g), (i) or (j) hereof;

(ii)           such Borrower or Guarantor shall make such deductions and withholdings;

(iii)          such Borrower or Guarantor shall pay the full amount deducted or withheld to the relevant taxing authority or other authority in accordance with applicable law; and

(iv)          to the extent not paid to Agent, Issuing Bank or Lenders pursuant to Section 6.5(c)(i), such Borrower or Guarantor shall also pay to Agent, any Issuing Bank or any Lender, at the time interest is paid, all additional amounts which are necessary to preserve the after-tax yield Agent, such Issuing Bank or such Lender would have received pursuant to the Financing Agreements if such Taxes or Other Taxes had not been imposed.

(d)           Within thirty (30) days after the date of any payment by any Borrower or Guarantor of Taxes or Other Taxes, such Borrower or Guarantor shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment reasonably satisfactory to Agent.

(e)           If any Borrower or Guarantor otherwise would be required to pay additional amounts to Agent, Issuing Bank or a Lender pursuant to subsection (c) of this Section, then upon Borrowers’ written request such Lender shall use reasonable efforts at Borrowers’ expense (consistent with legal and regulatory restrictions) to take such action, including changing the jurisdiction of its lending office, so as to eliminate or reduce any such additional payment by such Borrower or Guarantor which may thereafter accrue.

(f)            In the event a Lender shall assign the Obligations and its rights hereunder to an assignee which is organized under the laws of a jurisdiction outside the United States of America on or prior to the effective date of any such assignment, such assignee of a Lender shall provide Borrowers with an IRS Form W-8BEN or Form W-8ECI or other applicable form, certificate or document prescribed by the Internal Revenue Service certifying as to such assignee’s being entitled to full exemption from United States of America withholding tax with respect to all payments to be made to such assignee hereunder and under any of the other Financing Agreements (unless such assignee of a Lender is unable to do so by reason of a change in law, including, without limitation, any statute, treaty, ruling, determination or regulation occurring subsequent to the effective date of such assignment).

(g)           Notwithstanding anything to the contrary contained in this Section 6.5, unless Borrowers have received forms or other documents indicating that payments to a Lender or Issuing Bank hereunder or under any of the other Financing Agreements are not subject to United States of America withholding or backup withholding tax, Borrowers shall, (i) withhold taxes from such payments at the applicable statutory rate, or at a rate reduced by an applicable tax treaty and (ii) pay such assignee such payment net of any taxes so withheld.  Lenders and Issuing Bank will be required to use reasonable efforts (including reasonable efforts to change its lending office) to avoid or to minimize any amounts which might otherwise be payable by any Borrower or Guarantor pursuant to this Section 6.5; provided, that, such efforts shall not cause the imposition on such assignee of any additional costs or legal or regulatory burdens deemed by such assignee in good faith to be material.

(h)           If Agent, Issuing Bank or any Lender receives a refund or other permanent tax benefit in respect of any Taxes or Other Taxes for which Agent, such Issuing Bank or such Lender has received an indemnification payment or additional amounts from any Borrower or Guarantor hereunder, so long as no Event of Default shall exist or have occurred and be continuing, Agent, such Issuing Bank or such Lender (as the case may be) shall credit to the loan account of Borrowers the amount of such refund or other tax benefit.

(i)            Each Person that is a Lender or Issuing Bank as of the date of this Agreement and each Person that becomes a Lender or Issuing Bank after the date of this Agreement (i) either (A) represents and warrants to the Borrowers that such Person is incorporated or organized under the laws of the United States of America or a state thereof or (B) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States of America or any State thereof) to Agent and Borrowers prior to the time that Agent or such Borrower is required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8BEN (wherein such Lender claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) or W-8ECI, as applicable and agrees to provide new such forms upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by such Lender, and (ii) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.  If a payment made to a Lender or Issuing Bank that is organized under the laws of any jurisdiction other than the United States of America or any State thereof would be subject to United States federal withholding tax imposed by FATCA and such Lender fails to comply with the applicable reporting requirements of FATCA (including those contained in Sections 1471(b) or 1472(b) of the Code, as applicable), such Lender or Issuing Bank shall deliver to Agent and Borrowers documentation, at the time or times required by FATCA (including such additional documentation reasonably requested by the Borrowers as may be necessary to demonstrate that such Lender or Issuing Bank has complied with applicable reporting requirements of FATCA) so that payments made to such Lender or Issuing Bank hereunder would not be subject to United States federal withholding taxes under FATCA, or, if necessary, to determine the amount to deduct and withhold from such payment.

(j)            Each Lender or Issuing Bank (other than any Lender or Issuing Bank that is entitled to a presumption under applicable Treasury Regulations that it is a domestic corporation for U.S. federal income tax purposes) shall deliver to Agent (or, in the case of an assignee of a Lender which (i) is an Affiliate of such Lender or an Approved Fund of such Lender and (ii) does not deliver an Assignment and Acceptance Agreement to Agent pursuant to Section 14.7(a) hereof for recordation pursuant to Section 14.7(b) hereof, to the assigning Lender only) and Borrowers two properly completed and duly executed copies of U.S. Internal Revenue Service Form W-9 certifying that such Lender is exempt from U.S. backup withholding tax.  Such forms shall be delivered by each such Lender on or before the date it becomes a party to this Agreement and thereafter within twenty (20) days after receipt of a written request therefor from Agent.  Notwithstanding any other provision of this Section 6.5(j), a Lender or Issuing Bank described in this Section 6.5(j) shall not be required to deliver any form pursuant to this Section 6.5(j) that such Lender or Issuing Bank is not legally able to deliver.

6.6           Authorization to Make Loans.  Agent and Lenders are authorized to make the Loans and provide the Letter of Credit Accommodations based upon telephonic or other instructions received from anyone purporting to be an officer of a Borrower or other authorized person or, at the discretion of Agent, if such Loans are necessary to satisfy any Obligations; provided, however, that Agent and Lenders shall direct the Loans only into those accounts of a Borrower authorized in writing by more than one Authorized Officer.  The foregoing sentence notwithstanding, if Agent or a Lender makes a Loan into an account of a Borrower designated by a Person who no longer is an Authorized Officer and Agent did not receive notice that such Person is no longer an Authorized Officer, such Loan will still be considered an Obligation hereunder.  All requests for Loans or Letter of Credit Accommodations hereunder shall specify the date on which the requested advance is to be made or Letter of Credit Accommodations established (which day shall be a Business Day for any Revolving Loan or Letter of Credit Accommodation) and the amount of the requested Loan.  Requests received after 12:00 p.m. New York time on any day shall be deemed to have been made as of the opening of business on the immediately following Business Day.  All Loans under this Agreement shall be conclusively presumed to have been made to, and at the request of and for the benefit of, Borrowers or when deposited to the credit of any Borrower or otherwise disbursed or established in accordance with the instructions of Borrowers or in accordance with the terms and conditions of this Agreement.

6.7                                 Use of Proceeds.  Borrowers shall use the proceeds of the Loans provided by or on behalf of Lenders to Borrowers hereunder only for (a) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Financing Agreements and consummation of any other permitted transactions contemplated hereby which will take place on the date hereof, (b) the repurchase of shares of Capital Stock to the extent permitted by the terms and condition of this Agreement, and (c) for general operating, working capital and other proper corporate purposes of Borrowers not otherwise prohibited by the terms hereof.  None of the proceeds of any Loans or Letter of Credit Accommodations will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security or for the purposes of reducing or retiring any Indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans or Letter of Credit Accommodations to be considered a “purpose credit” within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended.

6.8                                 Pro Rata Treatment.  Except to the extent otherwise provided in this Agreement:  (a) the making and conversion of Loans shall be made among the Lenders based on their respective Pro Rata Shares as to the Loans and (b) each payment on account of any Obligations to or for the account of one or more of Lenders in respect of any Obligations due on a particular day shall be allocated among the Lenders entitled to such payments based on their respective Pro Rata Shares and shall be distributed accordingly.

6.9                                 Sharing of Payments, Etc.

(a)                                  Each Borrower agrees that, in addition to (and without limitation of) any right of setoff, banker’s lien or counterclaim Agent or any Lender may otherwise have, each Lender shall be entitled, at its option (but subject, as among Agent and Lenders, to the provisions of Section 12.3(b) hereof), to offset balances held by it for the account of any Borrower at any of its offices, in dollars or in any other currency, against any principal of or interest on any Loans owed to such Lender or any other amount payable to such Lender hereunder, that is not paid when due (regardless of whether such balances are then due to any Borrower), in which case it shall promptly notify Borrowers and Agent thereof; provided, that, such Lender’s failure to give such notice shall not affect the validity thereof.

(b)                                 If any Lender (including Agent) shall obtain from any Borrower payment of any principal of or interest on any Loan owing to it or payment of any other amount under this Agreement or any of the other Financing Agreements through the exercise of any right of setoff, banker’s lien or counterclaim or similar right or otherwise (other than from Agent as provided herein), and, as a result of such payment, such Lender shall have received more than its Pro Rata Share of the principal of the Loans or more than its share of such other amounts then due hereunder or thereunder by Borrowers to such Lender than the percentage thereof received by any other Lender, it shall promptly pay to Agent, for the benefit of Lenders, the amount of such excess and simultaneously purchase from such other Lenders a participation in the Loans or such other amounts, respectively, owing to such other Lenders (or such interest due thereon, as the case may be) in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that all Lenders shall share the benefit of such excess payment (net of any expenses that may be incurred by such Lender in obtaining or preserving such excess payment) in accordance with their respective Pro Rata Shares or as otherwise agreed by Lenders.  To such end all Lenders shall make appropriate adjustments among themselves (by the resale of participation sold or otherwise) if such payment is rescinded or must otherwise be restored.

(c)                                  Each Borrower agrees that any Lender purchasing a participation (or direct interest) as provided in this Section may exercise, in a manner consistent with this Section, all rights of setoff, banker’s lien, counterclaim or similar rights with respect to such participation as fully as if such Lender were a direct holder of Loans or other amounts (as the case may be) owing to such Lender in the amount of such participation.

(d)                                 Nothing contained herein shall require any Lender to exercise any right of setoff, banker’s lien, counterclaims or similar rights or shall affect the right of any Lender to exercise, and retain the benefits of exercising, any such right with respect to any other Indebtedness or obligation of any Borrower.  If, under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, assign such rights to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, and, in any event, exercise its rights in respect of such secured claim in a manner consistent with the rights of Lenders entitled under this Section to share in the benefits of any recovery on such secured claim.

6.10                           Settlement Procedures.

(a)                                  In order to administer the Credit Facility in an efficient manner and to minimize the transfer of funds between Agent and Lenders, Agent may, at its option, subject to the terms of this Section, make available, on behalf of Lenders, the full amount of the Loans requested or charged to Borrowers’ loan accounts or otherwise to be advanced by Lenders pursuant to the terms hereof, without requirement of prior notice to Lenders of the proposed Loans.

(b)                                 With respect to all Loans made by Agent on behalf of Lenders as provided in this Section, the amount of each Lender’s Pro Rata Share of the outstanding Loans shall be computed weekly, and shall be adjusted upward or downward on the basis of the amount of the outstanding Loans as of 5:00 p.m. New York time on the Business Day immediately preceding the date of each settlement computation; provided, that, Agent retains the absolute right at any time or from time to time to make the above described adjustments at intervals more frequent than weekly, but in no event more than twice in any week.  Agent shall deliver to each of the Lenders after the end of each week, or at such lesser period or periods as Agent shall determine, a summary statement of the amount of outstanding Loans for such period (such week or lesser period or periods being hereinafter referred to as a “Settlement Period”).  If the summary statement is sent by Agent and received by a Lender prior to 12:00 p.m. New York time, then such Lender shall make the settlement transfer described in this Section by no later than 2:00 p.m. New York time on the same Business Day and if received by a Lender after 12:00 p.m. New York time, then such Lender shall make the settlement transfer by no later than 2:00 p.m. New York time on the next Business Day following the date of receipt.  If, as of the end of any Settlement Period, the amount of a Lender’s Pro Rata Share of the outstanding Loans is more than such Lender’s Pro Rata Share of the outstanding Loans as of the end of the previous Settlement Period, then such Lender shall forthwith (but in no event later than the time set forth in the preceding sentence) transfer to Agent by wire transfer in immediately available funds the amount of the increase.  Alternatively, if the amount of a Lender’s Pro Rata Share of the outstanding Loans in any Settlement Period is less than the amount of such Lender’s Pro Rata Share of the outstanding Loans for the previous Settlement Period, then, if the summary statement is prepared and delivered to Lenders by Agent prior to 12:00 p.m. New York time, then Agent shall make the transfer described in this Section by no later than 3:00 p.m. New York time on the same Business Day and if prepared and delivered to Lenders by Agent after 12:00 p.m. New York time, then Agent shall make the transfer by no later than 3:00 p.m. New York time on the next Business Day following the date of receipt, by wire transfer in immediately available funds the amount of the decrease.  The obligation of each of the Lenders and the Agent to transfer such funds and effect such settlement shall be irrevocable.  Agent and each Lender agrees to mark its books and records at the end of each Settlement Period to show at all times the dollar amount of its Pro Rata Share of the outstanding Loans and Letter of Credit Accommodations.  Each Lender shall only be entitled to receive interest on its Pro Rata Share of the Loans to the extent such Loans have been funded by such Lender.  Because the Agent on behalf of Lenders may be advancing and/or may be repaid Loans prior to the time when Lenders will actually advance and/or be repaid such Loans, interest with respect to Loans shall be allocated by Agent in accordance with the amount of Loans actually advanced by and repaid to each Lender and the Agent and shall accrue from and including the date such Loans are so advanced to but excluding the date such Loans are either repaid by Borrowers or actually settled with the applicable Lender as described in this Section.

(c)                                  To the extent that Agent has made any such amounts available and the settlement described above shall not yet have occurred, upon repayment of any Loans by Borrower, Agent may apply such amounts repaid directly to any amounts made available by Agent pursuant to this Section.  In lieu of weekly or more frequent settlements, Agent may, at its option, at any time require each Lender to provide Agent with immediately available funds representing its Pro Rata Share of each Loan, prior to Agent’s disbursement of such Loan to Borrowers.  In such event, all Loans under this Agreement shall be made by the Lenders simultaneously and proportionately to their Pro Rata Shares.  No Lender shall be responsible for any default by any other Lender in the other Lender’s obligation to make a Loan requested hereunder nor shall the Commitment, as the case may be, of any Lender be increased or decreased as a result of the default by any other Lender in the other Lender’s obligation to make a Loan hereunder.

(d)                                 If Agent is not funding a particular Loan to Borrowers pursuant to Section 6.10(a) hereof on any day, Agent may assume that each Lender will make available to Agent such Lender’s Pro Rata Share of the Loan requested or otherwise made on such day and Agent may, in its discretion, but shall not be obligated to, cause a corresponding amount to be made available to or for the benefit of Borrowers on such day.  If Agent makes such corresponding amount available to Borrowers and such corresponding amount is not in fact made available to Agent by such Lender, Agent shall be entitled to recover such corresponding amount on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent’s option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent’s demand, at the highest interest rate provided for in Section 3.1 hereof applicable to such Loans.  During the period in which such Lender has not paid such corresponding amount to Agent, notwithstanding anything to the contrary contained in this Agreement or any of the other Financing Agreements, the amount so advanced by Agent to or for the benefit of Borrowers shall, for all purposes hereof, be a Loan made by Agent for its own account.  Upon any such failure by a Lender to pay Agent, Agent shall promptly thereafter notify Borrowers of such failure and Borrowers shall pay such corresponding amount to Agent for its own account within five (5) Business Days of Borrowers’ receipt of such notice.  The term “Defaulting Lender” shall mean (i) any Lender that has failed to fund any portion of the Loans or participations in Letter of Credit Obligations required to be funded by it hereunder within one (1) Business Day of the date required to be funded by it hereunder, or has otherwise failed to pay over to Agent or any other Lender any other amount required to be paid by it hereunder within one (1) Business Day of the date when due, and such failure has not been cured by the making of such funding or payment over to Agent or such Lender by such Lender with such one (1) Business Day period, (ii) any Lender that has notified Agent, any Lender, Issuing Bank, or any Borrower or Guarantor in writing that it will not or does not intend to comply with any of its funding obligations under this Agreement (and such Lender has not retracted such notification in writing) or has made a public statement in writing to the effect that it will not or does not intend to comply with its funding obligations under this Agreement (and such Lender has not retracted such public statement in writing), or (iii) any Lender that becomes or is insolvent or has a parent company that has become or is insolvent or becomes the subject of a bankruptcy or insolvency proceeding, or has a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment and has not obtained all required orders, approvals or consents of any court or other Governmental Authority to continue to fulfill its obligations hereunder, in form and substance satisfactory to Agent.  Agent shall not be obligated to transfer to a Defaulting Lender any payments received by Agent for the Defaulting Lender’s benefit, nor shall a Defaulting Lender be entitled to the sharing of any payments hereunder (including any principal, interest or fees).  Amounts payable to a Defaulting Lender shall instead be paid to or retained by Agent.  Agent may hold and, in its discretion, relend to Borrowers the amount of all such payments received or retained by it for the account of such Defaulting Lender.  For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares, such

Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero (0).  This Section shall remain effective with respect to a Defaulting Lender until such default is cured.  The operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower or any Obligor of their duties and obligations hereunder.

(e)                                  For purposes of voting or consenting to matters with respect to this Agreement and the other Financing Agreements and determining Pro Rata Shares, such Defaulting Lender shall be deemed not to be a “Lender” and such Lender’s Commitment shall be deemed to be zero (0).  So long as there is a Defaulting Lender, the maximum amount of the Loans and Letter of Credit Accommodations shall not exceed the aggregate amount of the Commitments of the Lenders that are not Defaulting Lenders plus the Pro Rata Share of the Defaulting Lender (determined immediately prior to its being a Defaulting Lender) of the Loans and Letter of Credit Accommodations outstanding as of the date that the Defaulting Lender has become a Defaulting Lender.  At any time that there is a Defaulting Lender, payments received for application to the Obligations payable to Lenders in accordance with the terms of this Agreement shall be distributed to Lenders based on their Pro Rata Shares calculated after giving effect to the reduction of the Defaulting Lender’s Loan Commitment to zero (0) as provided herein or at Agent’s option, Agent may instead receive and retain such amounts that would be otherwise attributable to the Pro Rata Share of a Defaulting Lender (which for such purpose shall be such Pro Rata Share as in effect immediately prior to its being a Defaulting Lender).  To the extent that Agent elects to receive and retain such amounts, Agent may hold such amounts (which shall not accrue interest) and, in its reasonable discretion, relend such amounts to a Borrower.  To the extent that Agent exercises its option to relend such amounts, such amounts shall be treated as Revolving Loans for the account of Agent in addition to the Revolving Loans that are made by the Lenders other than a Defaulting Lender based on their respective Pro Rata Shares as calculated after giving effect to the reduction of such Defaulting Lender’s Commitment to zero (0) as provided herein but shall be repaid in the same order of priority as the principal amount of the Loans on a pro rata basis for purposes of Section 6.7 hereof.  Agent shall determine whether any Revolving Loans requested shall be made from relending such amounts or from Revolving Loans from the Lenders (other than a Defaulting Lender) and any allocation of requested Revolving Loans between them. The rights of a Defaulting Lender shall be limited as provided herein until such time as the Defaulting Lender has made all payments to Agent of the amounts that it had failed to pay causing it to become a Defaulting Lender and such Lender is otherwise in compliance with the terms of this Agreement (including making any payments as it would have been required to make as a Lender during the period that it was a Defaulting Lender other than in respect of the principal amount of Revolving Loans, which payments as to the principal amount of Revolving Loans shall be made based on the outstanding balance thereof on the date of the cure by Defaulting Lender or at such other time thereafter as Agent may specify) or has otherwise provided evidence in form and substance satisfactory to Agent that such Defaulting Lender will be able to fund its Pro Rata Share (as in effect immediately prior to its being a Defaulting Lender) in accordance with the terms hereof.  Upon the cure by Defaulting Lender of the event that is the basis for it to be a Defaulting Lender by making such payment or payments and such Lender otherwise being in compliance with the terms hereof, such Lender shall cease to be a Defaulting Lender and shall only be entitled to payment of interest accrued during the period that such Lender was a Defaulting Lender to the extent previously received and retained by Agent from or for the account of Borrowers on the funds constituting Loans funded by such Lender prior to the date of it being a Defaulting Lender (and not previously paid to such Lender) and shall otherwise, on and after such cure, make Loans and settle in respect of the Loans and other Obligations in accordance with the terms hereof. The existence of a Defaulting Lender and the operation of this Section shall not be construed to increase or otherwise affect the Commitment of any Lender, or relieve or excuse the performance by any Borrower or Guarantor of its duties and obligations hereunder (including, but not limited to, the obligation of such Borrower or Guarantor to make any payments hereunder, whether in respect of Loans by a Defaulting Lender or otherwise).

(f)                                    Notwithstanding anything to the contrary contained in this Agreement, in the event that there is a Defaulting Lender, if there are any Letter of Credit Accommodations outstanding, within one (1) Business Day after the written request of an Issuing Bank, Borrowers shall pay to Agent an amount equal to the Pro Rata Share of the Defaulting Lender (calculated as in effect immediately prior to such Lender becoming a Defaulting Lender) of the Letter of Credit Obligations then outstanding to be held by Agent on terms and conditions satisfactory to Agent and such Issuing Bank as cash collateral for the Obligations and for so long as there is a Defaulting Lender, such Issuing Bank shall not be required to issue any Letter of Credit Accommodations, or increase or extend or otherwise amend any Letter of Credit Accommodations, unless upon the request of such Issuing Bank, Agent has cash collateral from Borrowers in an amount equal to the Pro Rata Share of the Defaulting Lender (calculated as in effect immediately prior to such Lender becoming a Defaulting Lender) of the Letter of Credit Obligations outstanding after giving effect to any such requested Letter of Credit (or increase, extension or other amendment) to be held by Agent on its behalf on terms and conditions satisfactory to Agent and such Issuing Bank or there are other arrangements reasonably satisfactory to such Issuing Bank with respect to the participation in Letter of Credit Accommodations by such Defaulting Lender.  Such cash collateral shall be applied first to the Letter of Credit Obligations before application to any other Obligations, notwithstanding anything to the contrary contained in Section 6.7 hereof

(g)                                 Nothing in this Section or elsewhere in this Agreement or the other Financing Agreements shall be deemed to require Agent to advance funds on behalf of any Lender or to relieve any Lender from its obligation to fulfill its Commitment hereunder or to prejudice any rights that Borrowers may have against any Lender as a result of any default by any Lender hereunder in fulfilling its Commitment.

6.11                           Obligations Several; Independent Nature of Lenders’ Rights.  The obligation of each Lender hereunder is several, and no Lender shall be responsible for the obligation or commitment of any other Lender hereunder.  Nothing contained in this Agreement or any of the other Financing Agreements and no action taken by the Lenders pursuant hereto or thereto shall be deemed to constitute the Lenders to be a partnership, an association, a joint venture or any other kind of entity.  The amounts payable at any time hereunder to each Lender shall be a separate and independent debt, and subject to Section 12.3 hereof, each Lender shall be entitled to protect and enforce its rights arising out of this Agreement and it shall not be necessary for any other Lender to be joined as an additional party in any proceeding for such purpose.

SECTION 7.                                COLLATERAL REPORTING AND COVENANTS

7.1                                 Collateral Reporting.

(a)                                  Borrowers shall provide Agent with the following documents in a form satisfactory to Agent:

(i)                                     as soon as possible after the end of each month (but in any event within fifteen (15) Business Days after the end thereof), on a monthly basis, and at any time an Increased Collateral Reporting Event exists or has occurred and is continuing, more frequently as Agent may request: (A) Inventory reports by category, (B) a Collateral mix report, in form and substance satisfactory to Agent; (C) a statement confirming the payment of rent and other amounts due to owners and lessors of real property used by any Borrower or Guarantor during the immediately preceding month, subject to year-end or periodic adjustments; provided, that, if such Increased Collateral Reporting Event ceases to exist as determined by Agent, Borrowers shall thereafter deliver such collateral reports described in this Section 7.1(a)(i) on a monthly basis as provided herein;

(ii)                                  as soon as possible after the end of each month (but in any event within fifteen (15) Business Days after the end thereof), on a monthly basis, (A) a Borrowing Base Certificate, certified by the principal accounting officer or principal financial officer of each Borrower as true and correct, which shall include the calculation of the Compliance Excess Availability and the calculation of Net Amount of Eligible Credit Card Receivables, Net Amount of Eligible Damaged Goods Vendors Receivables and Net Amount of Eligible Sell-Off Vendors Receivables after giving effect to the assertion of any claims, offsets, defenses or counterclaims by any account debtor, or any disputes with account debtors, or any settlement, adjustment or compromise thereof; provided, that, at any time an Increased Collateral Reporting Event exists or has occurred and is continuing, as soon as possible after the end of each week (but in any event within three (3) Business Days after the end thereof), a Borrowing Base Certificate duly executed and together with all schedules required pursuant to the terms of each such Borrowing Base Certificate duly completed, and if such Increased Collateral Reporting Event ceases to exist as determined by Agent, Borrowers shall thereafter deliver a Borrowing Base Certificate on a monthly basis as provided herein;

(iii)                               as soon as possible after the end of each fiscal month (but in any event within fifteen (15) Business Days after the end thereof), on a monthly basis, and at any time an Increased Collateral Reporting Event exists or has occurred and is continuing, more frequently as Agent may request, (A) perpetual Inventory reports by location and category (and including the amounts of Inventory and the value thereof at any leased locations and at premises of warehouses, bailees or other third parties in possession of the Collateral); (B) the addresses of all new retail store locations of any Borrower or Guarantor opened, and existing retail store locations closed or sold, in each case during the immediately preceding fiscal month, and (C) a report of all deposit accounts (including without limitation local retail store deposit accounts) opened by any Borrower or Guarantor with any bank during the immediately preceding fiscal month, which report shall include the Borrower or Guarantor in whose name the account is maintained, the account number of such account, the name and address of the bank at which such account is maintained, the purpose of such account and the amount held in such account if any, on or about the date of such report; provided, that, if such Increased Collateral Reporting Event ceases to exist as determined by Agent, Borrowers shall thereafter deliver such collateral reports described in this Section 7.1(a)(iii) on a monthly basis as provided herein;

(iv)                              as soon as possible after the end of each fiscal quarter (but in any event within fifteen (15) Business Days after the end thereof), on a quarterly basis, and at any time an Increased Collateral Reporting Event exists or has occurred and is continuing, more frequently as Agent may request, a report detailing Inventory turnover; provided, that, if such Increased Collateral Reporting Event ceases to exist as determined by Agent, Borrowers shall thereafter deliver such collateral reports described in this Section 7.1(a)(iv) on a quarterly basis as provided herein;

(v)                                 upon the occurrence and during the continuance of an Event of Default or during such time as Agent performs an audit or examination of the Borrowers and Guarantors, upon Agent’s reasonable request, (A) amounts owing to owners and lessors of retail store locations, (B) copies of all bank statements, (C) copies of shipping and delivery documents, and (D) copies of purchase orders, invoices and delivery documents for Inventory and Equipment acquired by any Borrower or Guarantor;

(vi)                              upon Agent’s reasonable request, (A) reports of sales for each category of Inventory, (B) reports of aggregate Inventory purchases (including all costs related thereto, such as freight, duty and taxes) and identifying items of Inventory in transit to each Borrower related to the applicable documentary Letter of Credit Accommodation and/or bill of lading number, (C) copies of remittance advices and reports, (D) copies of bank statements relating to the Blocked Accounts, (E) reports by retail store location of sales and operating profits for each such retail store location, and (F) agings of accounts payable (and including information indicating the amounts owing to owners and lessors of leased premises (except for the retail store locations), warehouses, fulfillment centers, bailees and other third parties from time to time in possession of any Collateral);

(vii)                           upon the occurrence and during the continuance of an Event of Default, as frequently as Agent may request, (A) the monthly statements received by any Borrower or Guarantor or any of its Affiliates from any Credit Card Issuers or Credit Card Processors, together with such additional information with respect thereto as shall be sufficient to enable Agent to monitor the transactions pursuant to the Credit Card Agreements, (B) a report of credit card sales during the preceding month, including the amount of the chargebacks, fees, factored receivables, and credits with respect thereto and providing an aging of such sales identifying those outstanding more than five (5) days since the sale date giving rise thereto, (C) reports on sales and use tax collections, deposits and payments, including monthly sales and use tax accruals, and (D) a report reconciling the amount of Non-Borrower Receivables received by or into the account of any Borrower and remitted by such Borrower or another Person at the direction of such Borrower to or for the account of WFNNB (and Nevada Factoring as applicable) or any other Person; and

(viii)                        such other reports as to the Collateral as Agent shall reasonably request from time to time.

(b)                                 If any Borrower’s or Guarantor’s records or reports of the Collateral are prepared or maintained by an accounting service, contractor, shipper or other agent, such Borrower or Guarantor hereby irrevocably authorizes such service, contractor, shipper or agent to deliver such records, reports, and related documents to Agent and to follow Agent’s instructions with respect to further services at any time that an Event of Default exists or has occurred and is continuing.

7.2                                 Accounts Covenants.

(a)                                  Each Borrower and Guarantor shall notify Agent promptly of the assertion of any material claims, offsets, defenses or counterclaims by any account debtor, Credit Card Issuer or Credit Card Processor or any material disputes with any of such persons or any settlement, adjustment or compromise thereof and all material adverse information relating to the financial condition of any account debtor, Credit Card Issuer or Credit Card Processor.  No credit, discount, allowance or extension or agreement for any of the foregoing shall be granted to any account debtor, Credit Card Issuer or Credit Card Processor except in the ordinary course of such Borrower’s or Guarantor’s business in accordance with the current practices of such Borrower or Guarantor as in effect on the date hereof.  So long as an Event of Default exists or has occurred and is continuing, no Borrower or Guarantor shall, without the prior consent of Agent, settle, adjust or compromise any material claim, offset, counterclaim or dispute with any account debtor, Credit Card Issuer, Credit Card Processor.  At any time that an Event of Default exists or has occurred and is continuing, Agent shall, at its option, have the exclusive right to settle, adjust or compromise any claim, offset, counterclaim or dispute with account debtors, Credit Card Issuers or Credit Card Processors or grant any credits, discounts or allowances.

(b)                                 With respect to each Account: no payments shall be made thereon except payments delivered to Agent pursuant to the terms of this Agreement, there shall be no material setoffs, deductions, contras, defenses, counterclaims or disputes existing or asserted with respect thereto except as reported to Agent in accordance with the terms of this Agreement and none of the transactions giving rise thereto will violate any applicable State or Federal Laws or regulations, all documentation relating thereto will be legally sufficient under such laws and regulations and all such documentation will be legally enforceable in accordance with its terms.

(c)                                  Each Borrower and Guarantor shall notify Agent promptly of: any notice of a material default by such Borrower or Guarantor under any of the Credit Card Agreements or of any default which has a reasonable likelihood of resulting in the Credit Card Issuer or Credit Card Processor ceasing to make payments or suspending payments to such Borrower or Guarantor, any notice from any Credit Card Issuer or Credit Card Processor that such person is ceasing or suspending, or will cease or suspend, any present or future payments due or to become due to such Borrower or Guarantor from such person, or that such person is terminating or will terminate any of the Credit Card Agreements, and the failure of such Borrower or Guarantor to comply with any material terms of the Credit Card Agreements or any terms thereof which has a reasonable likelihood of resulting in the Credit Card Issuer or Credit Card Processor ceasing or suspending payments to such Borrower or Guarantor.

(d)                                 Upon an Event of Default, Agent shall have the right at any time or times, in Agent’s name or in the name of a nominee of Agent, to verify the validity, amount or any other matter relating to any Receivables or other Collateral, by mail, telephone, facsimile transmission or otherwise.

7.3                                 Inventory Covenants.  With respect to the Inventory:  (a) each Borrower and Guarantor shall at all times maintain inventory records reasonably satisfactory to Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of such Borrower’s or Guarantor’s Inventory, such Borrower’s or Guarantor’s cost therefor and daily withdrawals therefrom and additions thereto; (b) each Borrower and Guarantor shall conduct a physical count of its Inventory either through periodic cycle counts or wall to wall counts, so that all Inventory is subject to such counts at least once each year, but at any time or times as Agent may request on or after an Event of Default, and promptly following such physical inventory (whether through periodic cycle counts or wall to wall counts) shall supply Agent with a report in the form and with such specificity as may be reasonably satisfactory to Agent concerning such physical count; (c) no Borrower or Guarantor shall remove any Inventory from the locations set forth or permitted herein, without the prior written consent of Agent, except for sales of Inventory in the ordinary course of such Borrower’s or Guarantor’s business and except to move Inventory directly from one location set forth or permitted herein to another such location and except for Inventory shipped from the manufacturer thereof to such Borrower or Guarantor which is in transit to the locations set forth or permitted herein; (d) upon Agent’s request, Borrowers and Guarantors shall, at their expense, deliver or cause to be delivered to Agent written appraisals as to the Inventory in form, scope and methodology acceptable to Agent and by an appraiser acceptable to Agent, addressed to Agent and upon which Agent and Lenders are expressly permitted to rely as follows: (i) so long as Compliance Excess Availability is greater twenty (20%) percent of the Maximum Credit, no more than one (1) such written appraisal in any twelve (12) month period, (ii) if Compliance Excess Availability is at any time less than or equal to twenty (20%) percent of the Maximum Credit, no more than two (2) such written appraisals in any twelve (12) month period, and (iii) if a Default or an Event of Default exists or has occurred and is continuing, such number of written appraisals as Agent may request; provided, that, at any time or times as Agent may request, at Agent’s expense,  Agent may arrange to have appraisals conducted as to the Inventory; (e) upon Agent’s request, Borrowers and Guarantors shall, at their expense, deliver or cause to be delivered to Agent field examinations as to the Inventory in form, scope and methodology acceptable to Agent and by a field examiner acceptable to Agent, addressed to Agent and upon which Agent and Lenders are expressly permitted to rely as follows: (i) so long as Compliance Excess Availability is greater twenty (20%) percent of the Maximum Credit, no more than one (1) such field examination in any twelve (12) month period, (ii) if Compliance Excess Availability is at any time less than or equal to twenty (20%) percent of the Maximum Credit, no more than two (2) such field examinations in any twelve (12) month period, and (iii) if a Default or an Event of Default exists or has occurred and is continuing, such number of field examinations as Agent may request; provided, that, at any time or times as Agent may request, at Agent’s expense,  Agent may arrange to have field examinations conducted as to the Inventory; (f) upon Agent’s request, Borrowers and Guarantors shall, at their expense, conduct through Washington Inventory Service or another inventory counting service acceptable to Agent, a physical count of the Inventory in form, scope and methodology acceptable to Agent, the results of which shall be reported directly by such inventory counting service to Agent and Borrowers and Guarantors shall promptly deliver confirmation in a form reasonably satisfactory to Agent that appropriate adjustments have been made to the inventory records of Borrowers and Guarantors to reconcile the inventory count to Borrowers’ and Guarantors’ inventory records, as follows: (i) so long as Compliance Excess Availability is greater twenty (20%) percent of the Maximum Credit,  no more than one (1) such physical count in any twelve (12) month period, and at a time to coincide with Borrowers’ and or Guarantors’ physical count of the Inventory, (ii) if Compliance Excess Availability is at any time less than or equal to twenty (20%) percent of the Maximum Credit, no more than two (2) such physical counts in any twelve (12) month period, and at a time to coincide with Borrowers’ and or Guarantors’ physical count of the Inventory, and (iii) if a Default or an Event of Default exists or has occurred and is continuing, such number of physical counts as Agent may request; provided, that, at any time or times as Agent may request, at Agent’s expense,  Agent may arrange to have written reports or appraisals conducted as to the Inventory;  (g) each Borrower and Guarantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto); (h) none of the Inventory or other Collateral constitutes farm products or the proceeds thereof; (i) each Borrower and Guarantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory; (j) no Borrower or Guarantor shall sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate such Borrower or Guarantor to repurchase such Inventory except for the right of return given to retail customers of any Borrower or Guarantor in the ordinary course of the business of such Borrower or Guarantor in accordance with the then current return policy of such Borrower; (k) each Borrower and Guarantor shall keep the Inventory in good and marketable condition; and (l) no Borrower or Guarantor shall, without prior written notice to Agent or the specific identification of such Inventory in a report with respect thereto provided by such Borrower or Guarantor to Agent pursuant to Section 7.1(a) hereof, acquire or accept any Inventory on consignment or approval.

7.4                                 Equipment Covenants.  With respect to the Equipment:  (a) upon Agent’s request, Borrowers and Guarantors shall, at their expense, at any time or times as Agent may request after the occurrence and during the continuance of an Event of Default, deliver or cause to be delivered to Agent written appraisals as to the Equipment in form, scope and methodology acceptable to Agent and by an appraiser acceptable to Agent, addressed to Agent and upon which Agent is expressly permitted to rely; (b) Borrowers and Guarantors shall use commercially reasonable efforts to keep the Equipment in good order, repair and running (ordinary wear and tear excepted); (c) Borrowers and Guarantors shall use the Equipment with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with all applicable laws; (d) the Equipment is and shall be used in the business of Borrowers and Guarantors and not for personal, family, household or farming use; (e) Borrowers and Guarantors shall not remove any Equipment from the locations set forth or permitted herein, except to the extent necessary to have any Equipment repaired or maintained in the ordinary course of its business or to move Equipment directly from one location set forth or permitted herein to another such location and except for the movement of motor vehicles used by or for the benefit of Borrowers and Guarantors in the ordinary course of business; (f) the Equipment is now and shall remain personal property and Borrowers and Guarantors shall not permit any of the Equipment to be or become a part of or affixed to real property; and (g) Borrowers and Guarantors assume all responsibility and liability arising from the use of the Equipment.

7.5                                 Bills of Lading and Other Documents of Title.

(a)                                  On and after the date hereof, with respect to goods purchased by a Borrower which are outside the United States of America and in transit to the premises of such Borrower or the premises of a Freight Forwarder in the United States of America (i) if Borrowers have elected to comply with the eligibility criteria in clause (c)(i)(A) of the definition of Eligible In-Transit Inventory and the eligibility criteria of clause (f)(i) of the definition of Eligible In-Transit LC Inventory, each Borrower shall cause all bills of lading or other documents of title relating to such goods to be issued in a form so as to constitute negotiable documents as such term is defined in the Uniform Commercial Code, (ii) if Borrowers have elected to comply with the eligibility criteria in clause (c)(i)(B) or (C) of the definition of Eligible In-Transit Inventory and the eligibility criteria of clause (f)(ii) or (iii) of the definition of Eligible In-Transit LC Inventory, each Borrower shall cause all bills of lading or other documents of title relating to such goods to be issued in a form so as to constitute non-negotiable documents as such term is defined in the Uniform Commercial Code and (iii) other than those relating to goods being purchased pursuant to a Letter of Credit Accommodation, to be issued either to the order of Agent or such other person as the Agent may from time to time designate for such purpose as consignee or such Borrower as consignee, as Agent may specify.

(b)                                 There shall be no more than three (3) originals of any bills of lading and other documents of title relating to goods being purchased by a Borrower which are outside the United States of America and in transit to the premises of such Borrower or the premises of a Freight Forwarder in the United States of America.  As to any such bills of lading or other documents of title, unless and until Agent shall direct otherwise, three (3) originals of each of such bill of lading or other document of title shall be delivered to such Freight Forwarder as such Borrower may specify and that is party to a Collateral Access Agreement. Upon the request of Agent, one (1) original of each such bill of lading or other document of title shall be delivered to Agent.  To the extent that the terms of this Section have not been satisfied as to any Inventory, such Inventory shall not constitute Eligible Inventory, except as Agent may otherwise agree.

7.6                                 Power of Attorney.  Each Borrower and Guarantor hereby irrevocably designates and appoints Agent (and all persons designated by Agent) as such Borrower’s or Guarantor’s true and lawful attorney-in-fact, and authorizes Agent, in such Borrower’s or Guarantor’s, or Agent’s name, to, at any time an Event of Default exists or has occurred and is continuing (i) demand payment on Receivables or other Collateral, (ii) enforce payment of Receivables by legal proceedings or otherwise, (iii) exercise all of such Borrower’s or Guarantor’s rights and remedies to collect any Receivable or other Collateral, (iv) sell or assign any Receivable upon such terms, for such amount and at such time or times as the Agent deems advisable, (v) settle, adjust, compromise, extend or renew an Account, (vi) discharge and release any Receivable, (vii) prepare, file and sign such Borrower’s or Guarantor’s name on any proof of claim in bankruptcy or other similar document against an account debtor or other obligor in respect of any Receivables or other Collateral, (viii) notify the post office authorities to change the address for delivery of remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral to an address designated by Agent, and open and dispose of all mail addressed to such Borrower or Guarantor and handle and store all mail relating to the Collateral, (ix) do all acts and things which are necessary, in Agent’s determination, to fulfill such Borrower’s or Guarantor’s obligations under this Agreement and the other Financing Agreements, (x) take control in any manner of any item of payment in respect of Receivables or constituting Collateral or otherwise received in or for deposit in the Blocked Accounts or otherwise received by Agent or any Lender, (xi) have access to any lockbox or postal box into which remittances from account debtors or other obligors in respect of Receivables or other proceeds of Collateral are sent or received, (xii) endorse such Borrower’s or Guarantor’s name upon any items of payment in respect of Receivables or constituting Collateral or otherwise received by Agent and any Lender and deposit the same in Agent’s account for application to the Obligations, (xiii) endorse such Borrower’s or Guarantor’s name upon any chattel paper, document, instrument, invoice, or similar document or agreement relating to any Receivable or any goods pertaining thereto or any other Collateral, including any warehouse or other receipts, or bills of lading and other negotiable or non-negotiable documents, (xiv) clear Inventory the purchase of which was financed with Letter of Credit Accommodations through U.S. Customs or foreign export control authorities in such Borrower’s or Guarantor’s name, Agent’s name or the name of Agent’s designee, and to sign and deliver to customs officials powers of attorney in such Borrower’s or Guarantor’s own name for such purpose, and to complete in such Borrower’s or Guarantor’s or Agent’s name, any order, sale or transaction, obtain the necessary documents in connection therewith and collect the proceeds thereof, and (xv) sign such Borrower’s or Guarantor’s name on any verification of Receivables and notices thereof to account debtors or any secondary obligors or other obligors in respect thereof.  Each Borrower and Guarantor hereby releases Agent and Lenders and their respective officers, employees and designees from any liabilities arising from any act or acts under this power of attorney and in furtherance thereof, whether of omission or commission, except as a result of Agent’s or any Lender’s own gross negligence or willful misconduct as determined pursuant to a final non-appealable order of a court of competent jurisdiction.

7.7                                 Right to Cure. Agent may, at its option, upon notice to Borrowers, (a) cure any default by any Borrower or Obligor under any material agreement with a third party that affects the Collateral, its value or the ability of Agent to collect, sell or otherwise dispose of the Collateral or the rights and remedies of Agent or any Lender therein or the ability of any Borrower or any Obligor to perform its obligations hereunder or under any of the other Financing Agreements, (b) pay or bond on appeal any judgment entered against any Borrower or Obligor, (c) discharge taxes, liens, security interests or other encumbrances at any time levied on or existing with respect to the Collateral and (d) pay any amount, incur any expense or perform any act which, in Agent’s judgment, is necessary or appropriate to preserve, protect, insure or maintain the Collateral and the rights of Agent and Lenders with respect thereto.  Agent may add any amounts so expended to the Obligations and charge Borrowers’ loan accounts therefor, such amounts to be repayable by Borrowers on demand.  Agent and Lenders shall be under no obligation to effect such cure, payment or bonding and shall not, by doing so, be deemed to have assumed any obligation or liability of any Borrower or any Obligor.  Any payment made or other action taken by Agent or any Lender under this Section shall be (a) made by Agent or such Lender after Agent or such Lender makes reasonable efforts to consult with Borrowers with respect thereto, and (b) without prejudice to any right to assert an Event of Default hereunder and to proceed accordingly.

7.8                                 Access to Premises. From time to time as requested by Agent, at the cost and expense of Borrowers, (a) Agent and its designees shall contemporaneously have complete access to all of each Borrower’s and Guarantor’s personnel and premises during normal business hours and after notice to, or at any time and without notice to Borrowers or Guarantors if an Event of Default exists or has occurred and is continuing, for the purposes of inspecting, verifying and auditing the Collateral and all of each Borrower’s and Guarantor’s books and records, including the Records, (b) Borrowers and Guarantors shall promptly furnish to Agent such copies of such books and records or extracts therefrom as Agent may request, and (c) Agent or any Lender or Agent’s designee may use during normal business hours such of any Borrower’s or Guarantor’s equipment, supplies and premises as may be reasonably necessary for the foregoing and if an Event of Default exists or has occurred and is continuing for the collection of Receivables and realization of other Collateral.

SECTION 8.                                REPRESENTATIONS AND WARRANTIES

Each Borrower and Guarantor hereby represents and warrants to Agent and Lenders the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which are a continuing condition of the making of Loans and providing Letter of Credit Accommodations to Borrowers:

8.1                                 Corporate Existence, Power and Authority.  Each Borrower and Guarantor is a corporation or limited liability company duly organized and in good standing under the laws of its state of incorporation or formation identified in its Information Certificate and is duly qualified as a foreign corporation or limited liability company and in good standing in all states or other jurisdictions where the nature and extent of the business transacted by it or the ownership of assets makes such qualification necessary, except for those jurisdictions in which the failure to so qualify would not have a material adverse effect on such Borrower’s or Guarantor’s financial condition, results of operation or business or the rights of Agent in or to any of the Collateral.  The execution, delivery and performance of this Agreement, the other Financing Agreements and the transactions contemplated hereunder and thereunder by each Borrower and Guarantor (a) are all within such Borrower’s or Guarantor’s corporate or limited liability company powers, (b) have been duly authorized, (c) are not in contravention of law or the terms of such Borrower’s or Guarantor’s certificate of incorporation, certificate of formation, by-laws, operating agreement or other organizational documentation, or any indenture, agreement or undertaking to which such Borrower or Guarantor is a party or by which such Borrower or Guarantor or its property are bound, except for those lease agreements of Lerner for which Lerner did not obtain consents from the parties thereto with respect to this Agreement, and (d) will not result in the creation or imposition of, or require or give rise to any obligation to grant, any lien, security interest, charge or other encumbrance upon any property of such Borrower or Guarantor other than liens in favor of Agent or any Lender as contemplated hereby.  This Agreement and the other Financing Agreements to which each Borrower and Guarantor is a party constitute legal, valid and binding obligations of such Borrower or Guarantor enforceable in accordance with their respective terms.

8.2                                 Name; State of Organization; Chief Executive Office; Collateral Locations.

(a)                                  The exact legal name of each Borrower and Guarantor is as set forth on the signature pages of this Agreement and in each Borrower’s and Guarantor’s

Information Certificate, subject to the rights of Borrowers and Guarantors to change names in accordance with Section 9.1(b) hereof.  No Borrower or Guarantor has, during the five years immediately prior to the date hereof, been known by or used any other corporate or fictitious name or been a party to any merger or consolidation, or acquired all or substantially all of the assets of any Person, or acquired any of its property or assets out of the ordinary course of business, except as set forth in such Borrower’s or Guarantor’s Information Certificate.

(b)                                 Each Borrower and Guarantor is an organization of the type and organized in the jurisdiction set forth in such Borrower’s and Guarantor’s Information Certificate.  Each Borrower’s and Guarantor’s Information Certificate accurately sets forth the organizational identification number of such Borrower or Guarantor or accurately states that such Borrower or Guarantor has none and accurately sets forth the federal employer identification number of such Borrower and Guarantor, subject to the right of each Guarantor or Borrower to change names in accordance with Section 9.1(c) hereof.

(c)                                  The chief executive office and mailing address of each Borrower and Guarantor and each Borrower’s and Guarantor’s Records concerning Accounts are located only at the address(es) identified as such in such Borrower’s and Guarantor’s Information Certificate, subject to the rights of each Borrower and Guarantor to change its chief executive office or its mailing address in accordance with Section 9.1(c) hereof, and its only other places of business and the only other locations of Collateral, if any, are the addresses set forth in such Borrower’s or Guarantor’s Information Certificate, subject to the rights of Borrowers and Guarantors to establish new locations in accordance with Section 9.2 hereof.  Each Borrower’s and Guarantor’s Information Certificate correctly identifies any of such locations which are not owned by such Borrower or Guarantor and sets forth the owners and/or operators thereof.

8.3                                 Financial Statements; No Material Adverse Change.  All financial statements relating to Borrowers and Guarantors (or any of them) which have been or may hereafter be delivered by Borrowers and Guarantors (or any of them) to Agent and Lenders have been prepared in accordance with GAAP (except as to any interim financial statements, to the extent such statements are subject to normal year-end adjustments and do not include any notes) and fairly present in all material respects the financial condition and the results of operation of Borrowers and Guarantors as at the dates and for the periods set forth therein.  Except as disclosed in any interim financial statements furnished by Borrowers or Guarantors to Agent prior to the date of this Agreement or otherwise fully and accurately disclosed to Agent in writing, there has been no act, condition, circumstance or event which has had or is reasonably likely to have a Material Adverse Effect since the date of the most recent audited financial statements of Borrowers and Guarantors furnished by Borrowers and Guarantors to Agent prior to the date of this Agreement.

8.4                                 Priority of Liens; Title to Properties.  The security interests and liens granted to Agent under this Agreement and the other Financing Agreements upon filing the appropriate documents (including UCC financing statements and filings with the U.S. Patent and Trademark Office and the U.S. Copyright Office), but only if and to the extent that a security interest may be so perfected under applicable laws, constitute or deemed necessary by Agent to maintain valid and perfected first priority liens and security interests in and upon the Collateral subject only to the liens indicated on the Information Certificates and the other liens permitted under Section 9.8; provided, that, additional recordations or filings may be required with the United States Copyright Office or the United States Patent and Trademark Office to perfect, and/or to preserve and protect, the lien and security interest in and upon certain of the Intellectual Property acquired by any Borrower or Guarantor after the date hereof or otherwise in accordance with the terms of this Agreement.

8.5                                 Tax Returns. Each Borrower and Guarantor has filed, or caused to be filed, in a timely manner (including any extensions) all federal income tax returns and all other material tax returns, reports and declarations that are required to be filed by it.  All information in such tax returns, reports and declarations is complete and accurate in all material respects.  Each Borrower and Guarantor has paid or caused to be paid all taxes due and payable or claimed due and payable in any assessment received by it, except taxes (i) the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or Guarantor and with respect to which adequate reserves have been set aside on its books or (ii) the nonpayment of which could not reasonably be expected to have a Material Adverse Effect.  Adequate provision has been made for the payment of all accrued and unpaid material Federal, State, county, local, foreign and other taxes whether or not yet due and payable and whether or not disputed.

8.6                                 Litigation. Except as set forth in the Information Certificates, (a) there are no investigations by any Governmental Authority pending, or to the best of each Borrower’s Guarantor’s knowledge threatened, against or affecting any Borrower or Guarantor, its assets or business and (b) there is no action, suit, proceeding or claim by any Person pending, or to the best of each Borrower’s and Guarantor’s knowledge threatened, against any Borrower or Guarantor or its assets or goodwill, or against or affecting any transactions contemplated by this Agreement, in each case, which if adversely determined against such Borrower or Guarantor has or could reasonably be expected to have a Material Adverse Effect.

8.7                                 Compliance with Other Agreements and Applicable Laws. Except for those lease agreements of Lerner for which Lerner did not obtain consents from the parties thereto with respect to this Agreement, no Borrower or Guarantor is in default in any respect under, or in violation in any material respect of any of the terms of, any agreement, contract, instrument, lease or other commitment to which it is a party or by which it or any of its assets are bound which could reasonably be expected to have a Material Adverse Effect.  Except as could not reasonably be expected to have a Material Adverse Effect, each Borrower and Guarantor is in compliance in all respects with the requirements of all applicable laws, rules, regulations and orders of any Governmental Authority relating to its business, including, without limitation, those set forth in or promulgated pursuant to the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, ERISA, the Code, as amended, and the rules and regulations thereunder, all Federal, State and local statutes, regulations, rules and orders relating to consumer credit (including, without limitation, as each has been amended, the Truth-in-Lending Act, the Fair Credit Billing Act, the Equal Credit Opportunity Act and the Fair Credit Reporting Act, and regulations, rules and orders promulgated thereunder), all Federal, State and local states, regulations, rules and orders pertaining to sales of consumer goods (including, without limitation, the Consumer Products Safety Act of 1972, as amended, and the Federal Trade Commission Act of 1914, as amended, and all regulations, rules and orders promulgated thereunder).

8.8                                 Environmental Compliance.

(a)                                  Except as set forth on Schedule 8.8 hereto or as would not reasonably be expected to have a Material Adverse Effect, no Borrower or Guarantor has generated, used, stored, treated, transported, manufactured, handled, produced or disposed of any Hazardous Materials, on or off its premises (whether or not owned by it) in any manner which at any time violates in any material respect any applicable Environmental Law or any permit issued to any Borrower or Guarantor under Environmental Law, and the operations of Borrowers and Guarantors and their respective Subsidiaries comply in all material respects with all Environmental Laws and all permits issued to any Borrower or Guarantor under Environmental Law.

(b)                                 Except as set forth on Schedule 8.8 hereto or as would not reasonably be expected to have a Material Adverse Effect, there has been no investigation by any Governmental Authority or any proceeding, complaint, order, directive, claim, citation or notice by any Governmental Authority or any other person nor is any pending or to the best of each Borrower’s and Guarantor’s knowledge threatened, with respect to any non-compliance with or violation of the requirements of any Environmental Law by such Borrower or Guarantor or the release, spill or discharge, threatened or actual, of any Hazardous Material or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials by such Borrower or Guarantor or any other environmental, health or safety matter involving such Borrower or Guarantor, which adversely affects or would reasonably be expected to adversely affect in any material respect such Borrower or Guarantor or its business, operations or assets or any properties at which such Borrower or Guarantor has transported, stored or disposed of any Hazardous Materials.

(c)                                  Except as set forth on Schedule 8.8 hereto or as would not reasonably be expected to have a Material Adverse Effect, no Borrower or Guarantor has any material liability (contingent or otherwise) in connection with a release, spill or discharge, threatened or actual, of any Hazardous Materials or the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials.

(d)                                 Except as set forth on Schedule 8.8 hereto or as would not reasonably be expected to have a Material Adverse Effect, each Borrower and Guarantor has all permits required to be obtained or filed in connection with the operations of such Borrower and Guarantor under any Environmental Law and all of such licenses, certificates, approvals or similar authorizations and other permits are valid and in full force and effect.

8.9                                 Employee Benefits.

(a)                                  Except as could not reasonably be expected to have a Material Adverse Effect, each Plan is in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal or State law and each Plan which is intended to qualify under Section 401(a) of the Code has received a favorable determination letter from the Internal Revenue Service or is still within the remedial amendment period (as defined in Section 401(b) of the Code) to obtain a favorable determination letter.  Each Borrower and Guarantor and its ERISA Affiliates have made all required contributions to any Pension Plan subject to Section

412 of the Code, and no application for a funding waiver or an extension of any amortization period pursuant to Section 412 of the Code has been made with respect to any such Pension Plan.

(b)                                 Except as could not reasonably be expected to have a Material Adverse Effect, there are no pending, or to the best of each Borrower’s and Guarantor’s knowledge, threatened claims, actions or lawsuits, or action by any Governmental Authority, with respect to any Plan, and there has been no non-exempt prohibited transaction or violation of the fiduciary responsibility rules with respect to any Plan.

(c)                                  (i)                                     Except as could not reasonably be expected to have a Material Adverse Effect, no ERISA Event has occurred or is reasonably expected to occur; (ii) the current value of the assets of each Pension Plan (determined in accordance with the assumptions used for funding such Pension Plan pursuant to Section 412 of the Code) are not exceeded by such Pension Plan’s liabilities under Section 4001(a)(16) of ERISA in an amount that could reasonably be expected to have a Material Adverse Effect; (iii) no Borrower or Guarantor or any of its ERISA Affiliates have incurred nor do any of them reasonably expect to incur any liability under Title IV of ERISA with respect to any Pension Plan (other than premiums due and not delinquent under Section 4007 of ERISA) in an amount which could reasonably be expected to have a Material Adverse Effect; (iv) except as could not reasonably be expected to have a Material Adverse Effect, no Borrower or Guarantor or any of its ERISA Affiliates have incurred nor do any of them reasonably expect to incur any liability (and no event has occurred which, with the giving of notice under Section 4219 of ERISA, would result in such liability) under Section 4201 or 4243 of ERISA with respect to a Multiemployer Plan; and (v) except as set forth on Schedule 8.9(c) hereto, no Borrower or Guarantor or any of its ERISA Affiliates has engaged in a transaction that would be subject to Section 4069 or 4212(c) of ERISA.

8.10                           Bank Accounts, etc.  All of the deposit accounts, investment accounts or other accounts in the name of or used by any Borrower or Guarantor maintained at any bank or other financial institution are set forth on such Borrower’s or Guarantor’s Information Certificate, subject to the right of Borrowers and Guarantors to establish new accounts in accordance with Section 5.2(d) hereof.

8.11                           Intellectual Property.  Each Borrower and Guarantor owns or licenses or otherwise has the right to use all Intellectual Property necessary for the operation of its business as presently conducted or proposed to be conducted.  As of the date hereof, no Borrower or Guarantor owns any Intellectual Property registered, or subject to pending applications, in the United States Patent and Trademark Office or any similar office or agency in the United States, any State thereof, any political subdivision thereof or in any other country, other than those described in such Borrower’s or Guarantor’s Information Certificate and has not granted any licenses with respect thereto other than as set forth in such Borrower’s or Guarantor’s Information Certificate.  To the best of each Borrower’s and Guarantor’s knowledge, no event has occurred which permits or would permit after notice or passage of time or both, the revocation, suspension or termination of any Borrower’s or Guarantor’s Intellectual Property rights the loss of which could reasonably be expected to have a Material Adverse Effect.  To the best of each Borrower’s and Guarantor’s knowledge, except as could not reasonably be expected to have a Material Adverse Effect: (i) no slogan or other advertising device, product, process, method, substance or other Intellectual Property or goods bearing or using any Intellectual Property presently contemplated to be sold by or employed by any Borrower or Guarantor infringes any patent, trademark, servicemark, tradename, copyright, license or other Intellectual Property owned by any other Person presently, and (ii) and no claim or litigation is pending or threatened against or affecting any Borrower or Guarantor contesting its right to sell or use any such Intellectual Property.  Each Borrower’s and Guarantor’s Information Certificate sets forth all of the agreements of such Borrower or Guarantor pursuant to which such Borrower or Guarantor has a license or other right to use any material trademarks, logos, designs or other material Intellectual Property owned by another person as in effect on the date hereof and the dates of the expiration of such agreements (collectively, together with such agreements or other arrangements as may be entered into by any Borrower or Guarantor after the date hereof, collectively, the “License Agreements” and individually, a “License Agreement”).  No trademark, servicemark, copyright or other Intellectual Property at any time used by any Borrower or Guarantor which is owned by another person, or owned by such Borrower or Guarantor subject to any security interest, lien, collateral assignment, pledge or other encumbrance in favor of any person other than Agent, is affixed to any Eligible Inventory, except (a) as set forth on such Borrower’s or Guarantor’s Information Certificate, (b) to the extent permitted under the term of the License Agreements listed on such Borrower’s or Guarantor’s Information Certificate, and (c) to the extent the sale of Inventory to which such Intellectual Property is affixed is permitted to be sold by such Borrower or Guarantor under applicable law (including the United States Copyright Act of 1976).  The Intellectual Property consisting of the patents and the copyright set forth on Schedule 8.11 hereof (i) are not material and are no longer used or useful in the business of any Borrower or Guarantor, (ii) are not otherwise used in the production, distribution or sale of any Inventory or the collection of Accounts and (iii) do not have any material value.

8.12                           Subsidiaries; Affiliates; Capitalization; Solvency.

(a)                                  No Borrower or Guarantor has any direct or indirect Subsidiaries or Affiliates and is not engaged in any joint venture or partnership except as set forth in such Borrower’s or Guarantor’s Information Certificate.

(b)                                 Each Borrower and Guarantor is the record and beneficial owner of all of the issued and outstanding shares of Capital Stock of each of the Subsidiaries listed on such Borrower’s or Guarantor’s Information Certificate as being owned by such Borrower or Guarantor and there are no proxies, irrevocable or otherwise, with respect to such shares and no equity securities of any of Subsidiary of a Borrower or Guarantor are or may become required to be issued by reason of any options, warrants, rights to subscribe to, calls or commitments of any kind or nature and there are no contracts, commitments, understandings or arrangements by which any Subsidiary of a Borrower or Guarantor is or may become bound to issue additional shares of it Capital Stock or securities convertible into or exchangeable for such shares.

(c)                                  The issued and outstanding shares of Capital Stock of each Borrower and Guarantor are directly and beneficially owned and held by the persons indicated in such Borrower’s or Guarantor’s Information Certificate, and in each case all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, except as may be permitted under the terms of the

Financing Agreements.

(d)                                 Each Borrower and Guarantor is Solvent and will continue to be Solvent after the creation of the Obligations, the security interests of Agent and the other transaction contemplated hereunder.

8.13                           Labor Disputes.

(a)                                  Set forth on Schedule 8.13 hereto is a list (including dates of termination) of all collective bargaining or similar agreements between or applicable to any Borrower or Guarantor and any union, labor organization or other bargaining agent in respect of the employees of such Borrower or Guarantor on the date hereof.

(b)                                 Except as could not reasonably be expected to have a Material Adverse Effect, there is (i) no unfair labor practice complaint pending against any Borrower or Guarantor or, to the best of such Borrower’s or Guarantor’s knowledge, threatened against it, before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement is pending on the date hereof against such Borrower or Guarantor or, to best of such Borrower’s or Guarantor’s knowledge, threatened against it, and (ii) no strike, labor dispute, slowdown or stoppage is pending against any Borrower or Guarantor or, to the best of such Borrower’s or Guarantor’s knowledge, threatened against such Borrower or Guarantor.

8.14                           Restrictions on Subsidiaries.  Except for restrictions contained in this Agreement, the Transition Services Agreement, or any other agreement with respect to Indebtedness of any Borrower or Guarantor permitted hereunder as in effect on the date hereof (or hereafter in effect pursuant to any refinancing thereof permitted under the terms of this Agreement), there are no contractual or consensual restrictions on any Borrower or Guarantor or any of its Subsidiaries which prohibit or otherwise restrict (a) the transfer of cash or other assets (i) between Borrowers, (ii) between any Borrower or Guarantor and any Subsidiary of a Borrower or Guarantor, or (iii) between any Subsidiaries of any Borrower or Guarantor or (b) the ability of any Borrower or Guarantor or any of its Subsidiaries to incur Indebtedness or grant security interests to Agent or any Lender in the Collateral.

8.15                           Material Contracts.  Schedule 8.15 hereto sets forth a list of all Material Contracts to which any Borrower or Guarantor is a party or is bound as of the date hereof.  Each Borrower and Guarantor has delivered true, correct and complete copies of such Material Contracts to Agent on or before the date hereof.  No Borrower or Guarantor is in breach or in default in any material respect of or under any Material Contract and have not received any notice of the intention of any other party thereto to terminate any Material Contract.

8.16                           Credit Card Agreements.

(a)                                  Set forth in Schedule 8.16 hereto is a correct and complete list of all of the Credit Card Agreements as of the date hereof and all other agreements, documents and instruments existing as of the date hereof between or among any Borrower or Guarantor, any of their Affiliates, the Credit Card Issuers, the Credit Card Processors and any of their Affiliates.  The Credit Card Agreements constitute all of such agreements necessary for Borrowers and

Guarantors to operate their business as presently conducted with respect to credit cards and debit cards and no Receivables of any Borrower or Guarantor arise from purchases by customers of Inventory with credit cards or debit cards, other than those which are issued by Credit Card Issuers with whom such Borrower or Guarantor has entered into one of the Credit Card Agreements set forth on Schedule 8.16 hereto or with whom such Borrower or Guarantor has entered into a Credit Card Agreement in accordance with Section 9.21 hereof.  Each of the Credit Card Agreements constitutes the legal, valid and binding obligations of the Borrower or Guarantor that is party thereto and to the best of each Borrower and Guarantor’s knowledge, the other parties thereto, enforceable in accordance with their respective terms and is in full force and effect.  Except as could not reasonably (i) be expected to have a Material Adverse Effect or (ii) result in the cessation of the transfer of payments under any Credit Card Agreement to the Blocked Accounts as required under this Agreement, no default or event of default, or act, condition or event which after notice or passage of time or both, would constitute a default or an event of default under any of the Credit Card Agreements exists or has occurred.  The applicable Borrower and Guarantors and the other parties thereto have complied with all of the terms and conditions of the Credit Card Agreements to the extent necessary for such Borrower or Guarantor to be entitled to receive all payments thereunder which constitute proceeds of Eligible Credit Card Receivables.  Borrowers and Guarantors have delivered, or caused to be delivered to Agent, true, correct and complete copies of all of the Credit Card Agreements.

(b)                                 Lerner may sell to Nevada Factoring Private Label Credit Card Receivables in accordance with the terms and conditions of the Private Label Credit Agreement so long as the following conditions shall have been satisfied as determined by Agent: (i) the Private Label Credit Card Agreement and a Credit Card Acknowledgement with respect to the Private Label Credit Receivables shall be in full force and effect in accordance with the terms and conditions of this Agreement; (ii) Lerner shall be permitted to act as agent on behalf of Nevada Factoring to submit the charge slips and transactions documents with respect to such Private Credit Card Receivables to WFNNB pursuant to the Private Label Credit Agreement; and (iii) WFNNB shall have been directed by Nevada Receivables and Lerner, and WFNNB shall have agreed in writing, to wire transfer in immediately available funds all proceeds and other amounts payable in respect of Private Label Credit Card Receivables to a Blocked Account.

8.17                         Payable Practices.  Borrowers and Guarantors have not made any material changes in their historical accounts payable practices from those in effect immediately prior to the date hereof.

8.18                         Accuracy and Completeness of Information.  All information furnished by or on behalf of any Borrower or Guarantor in writing to Agent or any Lender in connection with this Agreement or any of the other Financing Agreements or any transaction contemplated hereby or thereby, including all information on the Information Certificates is true and correct in all material respects on the date as of which such information is dated or certified and does not omit any material fact necessary in order to make such information not misleading.  No event or circumstance has occurred which has had or could reasonably be expected to have a Material Adverse Affect, which has not been fully and accurately disclosed to Agent in writing prior to the date hereof.

8.19                         No Defaults.  As of the date hereof, no event has occurred and is continuing that constitutes (a) an Event of Default or Default hereunder, or (b) except as could not reasonably be expected to have a Material Adverse Effect, a default or event of default under the Transition Services Agreement.

8.20                         Transition Services.  As of the date hereof, the only material services being provided to Borrowers and Guarantors under the Transition Services Agreement are logistics or other such Inventory processing and handling services.

8.21                         Patriot Act.  Each Borrower and Guarantor is in compliance, in all material respects, with the (a) Trading with the Enemy Act, as amended, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) and any other enabling legislation or executive order relating thereto, and (b) the Patriot Act.  No part of the proceeds of the loans made hereunder will be used by any Borrower or Guarantor or any of their Affiliates, directly or indirectly, for any payments to any governmental official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977, as amended.

8.22                         OFAC.  No Borrower or Guarantor nor any of its Subsidiaries is in violation of any of the country or list based economic and trade sanctions administered and enforced by OFAC.  No Borrower or Guarantor nor any of its Subsidiaries (a) is a Sanctioned Person or a Sanctioned Entity, (b) has its assets located in Sanctioned Entities, or (c) derives revenues from investments in, or transactions with Sanctioned Persons or Sanctioned Entities.  No proceeds of any loan made hereunder will be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or a Sanctioned Entity.

8.23                         Survival of Warranties; Cumulative.  All representations and warranties contained in this Agreement or any of the other Financing Agreements shall survive the execution and delivery of this Agreement and shall be deemed to have been made again to Agent and Lenders on the date of each additional borrowing or other credit accommodation hereunder and shall be conclusively presumed to have been relied on by Agent and Lenders regardless of any investigation made or information possessed by Agent or any Lender.  The representations and warranties set forth herein shall be cumulative and in addition to any other representations or warranties which any Borrower or Guarantor shall now or hereafter give, or cause to be given, to Agent or any Lender.

SECTION 9.                           AFFIRMATIVE AND NEGATIVE COVENANTS

9.1                               Maintenance of Existence.

(a)                                  Except as permitted under Section 9.7 hereof, each Borrower and Guarantor shall at all times preserve, renew and keep in full force and effect its corporate existence and material rights and franchises with respect thereto and maintain in full force and effect all material licenses, trademarks, tradenames, approvals, authorizations, leases, contracts and Permits necessary to carry on the business as presently or proposed to be conducted.

(b)                                 No Borrower or Guarantor shall change its name unless each of the following conditions is satisfied: (i) Agent shall have received not less than thirty (30) days prior written notice from such Borrower or Guarantor of such proposed change in its corporate name, which notice shall accurately set forth the new name; and (ii) Agent shall have received a copy of the amendment to the Certificate of Incorporation of such Borrower or Guarantor providing for the name change certified by the Secretary of State of the jurisdiction of incorporation or organization of such Borrower or Guarantor as soon as it is available.

(c)                                  No Borrower or Guarantor shall change its chief executive office or its mailing address or organizational identification number (or if it does not have one, shall not acquire one) unless Agent shall have received not less than thirty (30) days’ prior written notice from such Borrower or Guarantor of such proposed change, which notice shall set forth such information with respect thereto as Agent may require and Agent shall have received such agreements as Agent may reasonably require in connection therewith.  Without the prior written consent of Agent, such consent not to be unreasonably withheld, no Borrower or Guarantor shall change its type of organization, jurisdiction of organization or other legal structure.

9.2                               New Collateral Locations.  Any Borrower or Guarantor may open any new location within the continental United States provided such Borrower or Guarantor (a) gives Agent written notice of the opening of any such new location on or before the date such Borrower or Guarantor decides to open such new location and (b) executes and delivers, or causes to be executed and delivered, to Agent such agreements, documents, and instruments as Agent may deem reasonably necessary or desirable to protect its interests in the Collateral at such location.

9.3                               Compliance with Laws, Regulations, Etc.

(a)                                  Except as could not reasonably be expected to cause a Material Adverse Effect, each Borrower and Guarantor shall, and shall cause its respective Subsidiaries to, at all times, comply in all material respects with all laws, rules, regulations, licenses, approvals, orders and other Permits applicable to it and duly observe all requirements of any foreign, Federal, State or local Governmental Authority, the Code, the Occupational Safety and Health Act of 1970, as amended, the Fair Labor Standards Act of 1938, as amended, all Federal, State and local statutes, regulations, rules and orders relating to consumer credit (including, without limitation, as each has been amended, the Truth-in-Lending Act, the Fair Credit Billing Act, the Equal Credit Opportunity Act and the Fair Credit Reporting Act, and regulations, rules and orders promulgated thereunder), all Federal, State and local statutes, regulations, rules and orders pertaining to sales of consumer goods (including, without limitation, the Consumer Products Safety Act of 1972, as amended, and the Federal Trade Commission Act of 1914, as amended, and all regulations, rules and orders promulgated thereunder) and all statutes, rules, regulations, orders, permits and stipulations relating to environmental pollution and employee health and safety, including all of the Environmental Laws.

(b)                                 Each Borrower and Guarantor shall give written notice to Agent promptly upon such Borrower’s or Guarantor’s receipt of any notice of, or such Borrower’s or Guarantor’s otherwise obtaining knowledge of any of the following, except if it could not reasonably be expected to have a Material Adverse Effect, (i) the occurrence of any event involving the unpermitted release, spill or discharge, threatened or actual, of any Hazardous Material by any Borrower or Guarantor or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any Environmental Law by any Borrower or Guarantor or (B) the release, spill or discharge, threatened or actual, of any Hazardous Material by any Borrower or Guarantor other than in the ordinary course of business and other than as permitted under any applicable Environmental Law.  Copies of all environmental surveys, audits, assessments, feasibility studies and results of remedial investigations shall be promptly furnished, or caused to be furnished, by Borrowers and Guarantors to Agent.  Borrowers and Guarantors shall take prompt action to respond to any material non-compliance with any of the Environmental Laws and shall regularly report to Agent on such response.

(c)                                  Without limiting the generality of the foregoing, whenever Agent reasonably determines that there is non-compliance, or any condition which requires any action by or on behalf of any Borrower or Guarantor in order to avoid any non-compliance, with any Environmental Law except with respect to such noncompliance that could not reasonably be expected to have a Material Adverse Effect, Borrowers and Guarantors shall, at Agent’s request and Borrowers’ expense: (i) cause an independent environmental consultant reasonably acceptable to Agent to assess such non-compliance or alleged non compliance with such Environmental Laws (including sampling and analysis, if necessary) and prepare and deliver to Agent a report as to such non-compliance setting forth the results of any sampling or analysis, a proposed plan for responding to any environmental problems described therein, and an estimate of the costs thereof and (ii) provide to Agent a supplemental report of such consultant whenever the scope of such non-compliance, or any Borrower’s or Guarantor’s response thereto or the estimated costs thereof, shall change in any material respect.

(d)                                 Each Borrower and Guarantor shall indemnify and hold harmless Agent and Lenders and their respective directors, officers, employees, agents, invitees, representatives, successors and assigns, from and against any and all losses, claims, damages, liabilities, costs, and expenses (including reasonable attorneys’ fees and expenses) directly or indirectly arising out of or attributable to the use, generation, manufacture, reproduction, storage, release, threatened release, spill, discharge, disposal or presence of a Hazardous Material, including the costs of any required or necessary repair, cleanup or other remedial work with respect to any property of any Borrower or Guarantor and the preparation and implementation of any closure, remedial or other required plans except to the extent such losses, claims, damages, liabilities, costs, and expenses arise out of or are attributable to the negligence or willful misconduct of Agent or any Lender.  All representations, warranties and indemnifications in this Section 9.3 shall survive the payment of the Obligations and the termination of this Agreement.

9.4                               Payment of Taxes and Claims.  Each Borrower and Guarantor shall, and shall cause its Subsidiaries to, duly pay and discharge all taxes, assessments, contributions and governmental charges upon or against it or its properties or assets, except for taxes (i) the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or Guarantor or its Subsidiaries, as the case may be, and with respect to which adequate reserves have been set aside on its books or (ii) the non-payment of which could not reasonably be expected to have a Material Adverse Effect.

9.5                               Insurance.  Each Borrower and Guarantor shall, and shall cause its Subsidiaries to, at all times, maintain with financially sound and reputable insurers insurance with respect to the Collateral against loss or damage and all other insurance of the kinds and in the amounts customarily insured against or carried by corporations of established reputation engaged in the same or similar businesses and similarly situated.  Said policies of insurance shall be reasonably satisfactory to Agent as to form, amount and insurer.  Each Borrower and Guarantor shall furnish certificates, policies or endorsements to Agent as Agent shall reasonably require as proof of such insurance, and, if such Borrower or Guarantor fails to do so, Agent is authorized, but not required, to obtain such insurance at the expense of Borrowers.  All policies with regard to such insurance shall provide for at least thirty (30) days prior written notice to Agent of any cancellation or reduction of coverage and that Agent may act as attorney for such Borrower or Guarantor in obtaining, and at any time an Event of Default exists or has occurred and is continuing, adjusting, settling, amending and canceling such insurance.  Within ten days after the date hereof, Borrowers and Guarantors shall cause Agent to be named as a loss payee and an additional insured, as its interests may appear (but without any liability for any premiums), under such insurance policies and Borrowers and Guarantors shall obtain non-contributory lender’s loss payable endorsements to all such insurance policies in form and substance satisfactory to Agent.  Such lender’s loss payable endorsements shall specify that the proceeds of such insurance shall be payable to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, as its interests may appear and further specify that Agent and Lenders shall be paid regardless of any act or omission by any Borrower or Guarantor or any of its Affiliates.  Without limiting any other rights of Agent or Lenders, any insurance proceeds received by Agent at any time may be applied to payment of the Obligations, whether or not then due, in accordance with Section 6.4(a) hereof.  Upon application of such proceeds to the Revolving Loans, Revolving Loans may be available subject and pursuant to the terms hereof to be used for the costs of repair or replacement of the Collateral lost or damages resulting in the payment of such insurance proceeds.

9.6                               Financial Statements and Other Information.

(a)                                  Each Borrower and Guarantor shall, and shall cause its Subsidiaries to, keep proper books and records in which true and complete entries shall be made of all dealings or transactions of or in relation to the Collateral and the business of such Borrower or Guarantor and its Subsidiaries in accordance with GAAP.  Borrowers and Guarantors shall promptly furnish to Agent and Lenders all such financial and other information as Agent shall reasonably request relating to the Collateral and the assets, business and operations of Borrowers and Guarantors, and Borrowers and Guarantors shall notify their auditors and accountants that Agent is authorized to obtain such information directly from them.  Without limiting the foregoing, Borrowers and Guarantors shall furnish or cause to be furnished to Agent, the following: (i) within thirty (30) days after the end of each fiscal month, monthly unaudited consolidated financial statements, and unaudited consolidating financial statements (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders’ equity), all in reasonable detail, fairly presenting the financial position and the results of the operations of NY&Co and its Subsidiaries as of the end of and through such fiscal month, certified to be correct by either the “chief accounting officer or the  chief financial officer of each Borrower, subject to normal year-end adjustments and accompanied by a compliance certificate substantially in the form of Exhibit C hereto, along with a schedule in a form reasonably satisfactory to Agent of the calculations used in determining, as of the end of such month, whether Borrowers and Guarantors are in compliance with the covenants set forth in Section 9.17 of this Agreement for such month, (ii) during any Cash Dominion Event or Increased Collateral Reporting Event or on the last Business Day of any month therein, Borrowers will deliver to Agent a compliance report, in form and substance reasonably satisfactory to Agent, along with a schedule of the calculations used in determining, as of the end of such month and such other date determined by Borrowers in their sole discretion, whether either or both any Cash Dominion Event or Increased Collateral Reporting Event has ceased to exist, and (iii) without duplication within ninety (90) days after each Fiscal Year-End, audited consolidated financial statements and unaudited consolidating financial statements of NY&Co and its Subsidiaries (including in each case balance sheets, statements of income and loss, statements of cash flow, and statements of shareholders’ equity), and the accompanying notes thereto, all in reasonable detail, fairly presenting the financial position and the results of the operations of NY&Co and its Subsidiaries as of the Fiscal Year-End of and for such fiscal year, together with the unqualified opinion of independent certified public accountants with respect to the audited consolidated financial statements, which accountants shall be an independent accounting firm selected by NY&Co and reasonably acceptable to Agent, that such audited consolidated financial statements have been prepared in accordance with GAAP, and present fairly the results of operations and financial condition of NY&Co and its Subsidiaries as of the Fiscal Year-End then ended.

(b)                                 Borrowers and Guarantors shall promptly notify Agent in writing of the details of (i) any loss, damage, investigation, action, suit, proceeding or claim relating to Collateral having a value of more than $1,000,000 or which if adversely determined would result in any material adverse change in any Borrower’s or Guarantor’s business, properties, assets, goodwill or condition, financial or otherwise, (ii) any Material Contract being terminated or amended or any new Material Contract entered into (in which event the applicable Borrower or Guarantor shall provide Agent with a copy of such Material Contract), (iii) any order, judgment or decree in excess of $1,000,000 shall have been entered against any Borrower or Guarantor or any of its properties or assets, (iv) any notification of a material violation of laws or regulations received by any Borrower or Guarantor, (v) any ERISA Event, and (vi) the occurrence of any Event of Default.

(c)                                  Borrowers shall promptly after the sending or filing thereof furnish or cause to be furnished to Agent copies of all reports and registration statements which any Borrower or Guarantor files with the Securities and Exchange Commission, any national securities exchange or the National Association of Securities Dealers, Inc.  Borrowers shall, in addition to the foregoing, promptly after the sending of all material business reports which any Borrower or Guarantor sends to its stockholders generally furnish or cause to be furnished to Agent copies thereof.

(d)                                 As soon as available but in any event by no later than the thirtieth (30th) day after each Fiscal Year-End, Borrowers and Guarantors shall furnish or cause to be furnished to Agent such monthly budgets, forecasts, projections, borrowing availability forecasts and other information respecting the Collateral and the business of Borrowers and Guarantors, as Agent may reasonably request.  Agent is hereby authorized to deliver a copy of any financial statement or any other information relating to the business of Borrowers and Guarantors to any court or other Governmental Authority, or to any Lender or Participant or prospective Lender or Participant, or any financial institution engaged in the same business as Agent.  Each Borrower and Guarantor hereby irrevocably authorizes and directs all accountants or auditors to deliver to Agent, at Borrowers’ expense and without duplication, copies of the financial statements of Borrowers and Guarantors (or any of them) and any reports or management letters prepared by such accountants or auditors on behalf of Borrowers and Guarantors (or any of them) and to disclose to Agent and Lenders such information as they may have regarding the business of any Borrower or Guarantor.  Any documents, schedules, invoices or other papers delivered to Agent or any Lender may be destroyed or otherwise disposed of by Agent or such Lender one (1) year after the same are delivered to Agent or such Lender, except as otherwise designated by party to Agent or such Lender in writing.

9.7                               Sale of Assets, Consolidation, Merger, Dissolution, Etc.  No Borrower or Guarantor shall, nor shall it permit any of its Subsidiaries to, directly or indirectly:

(a)                                  merge into or with or consolidate with any other Person or permit any other Person to merge into or with or consolidate with it; provided, however, upon prior written notice to Agent:

(i)                                     a Borrower may merge into or with or consolidate with another Borrower so long as both before and after giving effect thereto no Default, Event of Default or Material Adverse Effect exists or would occur;

(ii)                                  a Guarantor may merge into or with or consolidate with another Guarantor; and

(iii)                               a Guarantor may merge into or with or consolidate with a Borrower so long as (A) such Borrower is the surviving entity with respect thereto and continues to be an organization of the type, domiciled in the state and bearing the same corporate name as existed prior to such merger or consolidation, (B) no Default or Event of Default then exists or would occur, (C) no liens, other than those permitted under the terms of this Agreement with regard to a Borrower, on the assets of such Guarantor then exist, and (D) such Borrower would not, as a result of such transaction, be liable for any Indebtedness or other obligations of such Guarantor, other than Indebtedness or other obligations which are permitted under the terms of this Agreement with regard to a Borrower;

(b)                                 sell, issue, assign, lease, license, transfer, abandon or otherwise dispose of any Capital Stock to any other Person or any of its assets to any other Person, except for

(i)                                     sales of Inventory in the ordinary course of business;

(ii)                                  subleases of real property or licenses of Intellectual Property in the ordinary course of business, as disclosed to Agent pursuant to quarterly reports of such activity,

(iii)                               the abandonment or other disposition of Intellectual Property so long as (A) such Intellectual Property (1) is not material and is no longer used or useful in any material respect in the business of any Borrower or Guarantor, (2) does not appear on is or otherwise not affixed to or incorporated in any Inventory or necessary in connection with the Records and (3) does not have any material value, (B) no Event of Default shall exist or have occurred and be continuing, and (C) Borrowers furnish to Agent a list of such Intellectual Property so abandoned at the end of each fiscal year of Borrowers with the delivery of the Compliance Certificate required to be delivered immediately following such Fiscal Year-End of Borrowers;

(iv)                              exclusive of sales or dispositions contemplated by clause (vii) hereof, the sale or other disposition of Equipment (including worn-out or obsolete Equipment or Equipment no longer used or useful in the business of Borrowers) so long as the value of such Equipment sold in any fiscal year is equal to or less than the value of all Equipment acquired in such year, and

(v)                                 the issuance and sale by any Borrower or Guarantor of Capital Stock of such Borrower or Guarantor after the date hereof; provided, that, (A) Agent shall have received not less than ten (10) Business Days’ prior written notice of such issuance and sale by such Borrower or Guarantor, which notice shall specify the parties to whom such shares are to be sold, the terms of such sale, the total amount which it is anticipated will be realized from the issuance and sale of such stock and the net cash proceeds which it is anticipated will be received by such Borrower or Guarantor from such sale, (B) such Borrower or Guarantor shall not be required to pay any cash dividends or repurchase or redeem such Capital Stock or make any other payments in respect thereof, except as otherwise permitted in Section 9.11 hereof, (C) the terms of such Capital Stock, and the terms and conditions of the purchase and sale thereof, shall not include any terms that include any limitation on the right of any Borrower to request or receive Loans or Letter of Credit Accommodations or the right of any Borrower or Guarantor to amend or modify any of the terms and conditions of this Agreement or any of the other Financing Agreements or otherwise in any way relate to or affect the arrangements of Borrowers and Guarantors with Agent and Lenders or are more restrictive or burdensome to Borrowers and Guarantors than the terms of any Capital Stock in effect on the date hereof and (D) if an Event of Default then exists, all of the proceeds of the sale and issuance of such Capital Stock shall be paid to Agent for application to the Obligations in accordance with Section 6.4(a) hereof or at Agent’s option, to be held as cash collateral for the Obligations,

(vi)                              the issuance of Capital Stock of a Borrower or Guarantor consisting of common stock pursuant to an employee stock option or grant or similar equity plan or 401(k) plans of such Borrower or Guarantor for the benefit of its employees, directors and consultants, provided, that, in no event shall such Borrower or Guarantor be required to issue, or shall such Borrower or Guarantor issue, Capital Stock pursuant to such stock plans or 401(k) plans which would result in a Change of Control or other Event of Default,

(vii)                           sales or other dispositions by any Borrower of assets in connection with the closing or sale of a retail store location of such Borrower in the ordinary course of such Borrower’s business which consist of leasehold interests in the premises of such store, the Equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such store; provided, that, as to each and all such sales and closings, on the date of, and after giving effect to, any such closing or sale, (A) the number of retail store locations closed or sold by such Borrower in any fiscal year minus the number of retail stores opened by such Borrower in such fiscal year, shall not exceed the amount equal to fifteen percent (15%) of the number of retail store locations of such Borrower as of the end of the immediately preceding fiscal year, (B) Agent shall have received not less than ten (10) Business Days prior written notice of such sale or closing, which notice shall set forth in reasonable detail satisfactory to Agent, the parties to such sale or other disposition, the assets to be sold or otherwise disposed of, the purchase price and the manner of payment thereof and such other information with respect thereto as Agent may request, (C) as of the date of such sale or other disposition and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (D) such sale shall be on commercially reasonable prices and terms in a bona fide arm’s length transaction, and (E) any and all proceeds payable or delivered to such Borrower or any Guarantor in respect of such sale or other disposition shall be paid or delivered, or caused to be paid or delivered, to Agent in accordance with the terms of this Agreement (except to the extent such proceeds reflect payment in respect of Indebtedness secured by a properly perfected first priority security interest in the assets sold, in which case, such proceeds shall be applied to such Indebtedness secured thereby),

(viii)                        sales or transfers of assets between Borrowers,

(ix)                                sales or transfers of assets from a Guarantor to a Borrower so long as no Default or Event of Default would occur as a result thereof,

(x)                                   sales or transfers of assets among Guarantors; and

(xi)                                the non-exclusive license of any material Intellectual Property by a Borrower or Guarantor to another Person in the ordinary course of business so long as (A) Agent shall have received not less than five (5) Business Days’ prior written notice of the intention of to license such Intellectual Property, (B) such license is nonexclusive and on and pursuant to the reasonable requirements of such Borrower’s or Guarantor’s business (as the case may be) and upon fair and reasonable terms no less favorable to such Borrower or Guarantor than such Borrower or Guarantor would obtain in a comparable arm’s length transaction with an unaffiliated person, (C) the terms of such license shall provide that such license may be terminated upon sixty (60) days’ prior written notice by Agent at any time on and after a Default or Event of Default exists or has occurred and is continuing, and (D) as of the date of and after giving effect to such license, no Default or Event of Default shall exist or have occurred;

(xii)                             the non-exclusive license of any non-material Intellectual Property by a Borrower or Guarantor to another Person in the ordinary course of business so long as (A) the terms of such license shall provide that such license may be terminated upon sixty (60) days’ prior written notice by Agent at any time on and after a Default or Event of Default exists or has occurred and is continuing, and (B) as of the date of and after giving effect to such license, no Default or Event of Default shall exist or have occurred; and

(xiii)                          the sale by Lerner to Nevada Factoring of the charge slips and credit card transaction documents giving rise to a Private Label Credit Card Receivable in accordance with the terms and conditions of Section 8.16(b) hereof;

(c)                                  except as permitted in clause (a) above, wind up, liquidate or dissolve; or

(d)                                 agree to do any of the foregoing.

9.8                               Encumbrances.  No Borrower or Guarantor shall, nor shall it permit any of its Subsidiaries to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien, charge or other encumbrance of any nature whatsoever on any of its assets or properties, including the Collateral, or file or permit the filing of, or permit to remain in effect, any financing statement or other similar notice of any security interest or lien with respect to any such assets or properties, except:

(a)                                  the security interests and liens of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers;

(b)                                 liens securing the payment of taxes, assessments or other governmental charges or levies either not yet overdue or the validity of which are being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower or Guarantor or its Subsidiary, as the case may be, and with respect to which adequate reserves have been set aside on its books;

(c)                                  non-consensual statutory liens (other than liens securing the payment of taxes) arising in the ordinary course of such Borrower’s, such Guarantor’s, or such Subsidiary’s, business to the extent: (i) such liens secure Indebtedness which is not overdue or (ii) such liens secure Indebtedness relating to claims or liabilities which are fully insured and being defended at the sole cost and expense and at the sole risk of the insurer or being contested in good faith by appropriate proceedings diligently pursued and available to such Borrower, such Guarantor or such Subsidiary, in each case prior to the commencement of foreclosure or other similar proceedings and with respect to which adequate reserves have been set aside on its books;

(d)                                 zoning restrictions, easements, licenses, covenants and other restrictions affecting the use of Real Property which do not interfere in any material respect with the use of such Real Property or ordinary conduct of the business of such Borrower, such Guarantor or such Subsidiary, as presently conducted thereon or materially impair the value of the Real Property which may be subject thereto;

(e)                                  purchase money security interests in Equipment (including Capital Leases) to secure Indebtedness permitted under Section 9.9(b) hereof;

(f)                                    pledges and deposits of cash by such Borrower or Guarantor after the date hereof in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security benefits consistent with the practices of such Borrower or Guarantor as of the date hereof;

(g)                                 pledges and deposits of cash by such Borrower or Guarantor after the date hereof to secure the performance of tenders, bids, leases, trade contracts (other than for the repayment of Indebtedness), statutory obligations and other similar obligations in each case in the ordinary course of business consistent with the practices of such Borrower or Guarantor as of the date hereof; provided, that, in connection with any performance bonds issued by a surety or other person, the issuer of such bond shall have waived in writing any rights in or to, or other interest in, any of the Collateral in an agreement, in form and substance satisfactory to Agent;

(h)                                 liens arising from (i) operating leases and the precautionary UCC financing statement filings in respect thereof and (ii) equipment or other materials which are not owned by a Borrower or Guarantor located on the premises of such Borrower or Guarantor (but not in connection with, or as part of, the financing thereof) from time to time in the ordinary course of business and consistent with current practices of such Borrower or Guarantor and the precautionary UCC financing statement filings in respect thereof;

(i)                                     liens or rights of setoff or credit balances of such Borrower or Guarantor with Credit Card Issuers, but not liens on or rights of setoff against any other property or assets of such Borrower or Guarantor pursuant to the Credit Card Agreements (as in effect on the date hereof) to secure the obligations of such Borrower or Guarantor to the Credit Card Issuers as a result of fees and chargebacks;

(j)                                     deposits of cash with the owner or lessor of premises leased and operated by such Borrower or Guarantor in the ordinary course of the business of such Borrower or Guarantor to secure the performance by such Borrower or Guarantor of its obligations under the terms of the lease for such premises;

(k)                                  judgments and other similar liens arising in connection with court proceedings that do not constitute an Event of Default, provided, that, (i) such liens are being contested in good faith and by appropriate proceedings diligently pursued, (ii) adequate reserves or other appropriate provision, if any, as are required by GAAP have been made therefor, (iii) a stay of enforcement of any such liens is in effect and (iv) Agent may establish a Reserve with respect thereto; and

(l)                                     licenses of Intellectual Property to the extent permitted by Section 9.7(b)(xi) hereof; and

(m)                               the security interests and liens set forth on the Information Certificates.

9.9                               Indebtedness.  No Borrower or Guarantor shall, nor shall it permit any of its respective Subsidiaries to, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any Indebtedness, or guarantee, assume, endorse, or otherwise become responsible for (directly or indirectly), the Indebtedness of any other Person, except:

(a)                                  the Obligations;

(b)                                 purchase money Indebtedness (including Capital Leases) arising after the date hereof to the extent secured by purchase money security interests in Equipment (including Capital Leases) so long as such security interests do not apply to any property of any Borrower or Guarantor, or any Subsidiary of a Borrower or Guarantor other than the Equipment so acquired, and the Indebtedness secured thereby does not exceed the cost of the Equipment so acquired, as the case may be;

(c)                                  unsecured Indebtedness of a Borrower or Guarantor arising after the date hereof to any third person; provided, that, on and after giving effect to the incurrence of such Indebtedness, (i)  no Default or Event of Default exists or has occurred and is continuing,  (ii) Borrowers have Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit on and after giving effect to such Indebtedness, and (iii) if such Indebtedness is incurred while an Event of Default has occurred and is continuing, each of the following additional conditions is satisfied as determined by Agent, (A) such Indebtedness shall be on terms and conditions acceptable to Agent and shall be subject and subordinate in right of payment to the right of Agent and Lenders to receive the prior indefeasible payment and satisfaction in full payment of all of the Obligations pursuant to the terms of an intercreditor agreement between Agent and such third party, in form and substance satisfactory to Agent, (iv)Agent shall have received not less than ten (10) days prior written notice of the intention of such Borrower or Guarantor to incur such Indebtedness, which notice shall set forth in reasonable detail satisfactory to Agent the amount of such Indebtedness, the person or persons to whom such Indebtedness will be owed, the interest rate, the schedule of repayments and maturity date with respect thereto and such other information as Agent may request with respect thereto,(v) Agent shall have received true, correct and complete copies of all agreements, documents and instruments evidencing or otherwise related to such Indebtedness, (vi) all of the proceeds of the loans or other accommodations giving rise to such Indebtedness shall be paid to Agent for application to the Obligations in such order and manner consistent with Section 6.4(a) hereof, or at Agent’s option, to be held as cash collateral for the Obligations, (vii) such Borrower or Guarantor shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such Indebtedness or any agreement, document or instrument related thereto, except, that, such Borrower or Guarantor may, after prior written notice to Agent, amend, modify, alter or change the terms thereof so as to extend the maturity thereof, or defer the timing of any payments in respect thereof, or to forgive or cancel any portion of such Indebtedness (other than pursuant to payments thereof), or to reduce the interest rate or any fees in connection therewith, or (B)redeem, retire, defease, purchase or otherwise acquire such Indebtedness (except pursuant to regularly scheduled payments permitted herein), or set aside or otherwise deposit or invest any sums for such purpose, and (viii) such Borrower or Guarantor shall furnish to Agent all notices or demands in connection with such Indebtedness either received by such Borrower or Guarantor or on its behalf promptly after the receipt thereof, or sent by such Borrower or Guarantor or on its behalf concurrently with the sending thereof, as the case may be;

(d)                                 [Reserved];

(e)                                  refinancing of the Indebtedness referenced in the subsections (a), (b) or (c) above so long as such Indebtedness continues to comply with all provisions of such subsections (a), (b), or (c) as applicable, and the incurrence of such Indebtedness would not otherwise cause a Default or Event of Default to occur;

(f)                                    unsecured Indebtedness arising under or pursuant to any agreements entered into by a Borrower or Guarantor or a Subsidiary of a Borrower or Guarantor, for non-speculative purposes, that provides for an interest rate, credit, commodity or equity swap, cap, floor, collar, forward foreign exchange transaction, currency swap, cross currency rate swap, currency option, or any combination of, or option with respect to, these or similar transactions, for the purpose of hedging such Person’s exposure to fluctuations in interest or exchange rates, loan, credit exchange, security or currency valuations or commodity prices;

(g)                                 Indebtedness arising in connection with any reasonable deferred compensation plan to officers, employees and directors for services rendered to Borrowers and Guarantors in the ordinary course of business; and

(h)                                 the Indebtedness set forth on Schedule 9.9(h) hereto or other Indebtedness of any Borrower to another Borrower or Guarantor or of any Guarantor to a Borrower or another Guarantor, in each case, so long as (i) such Guarantors are parties to the Intercompany Subordination Agreement, (ii) such Indebtedness is unsecured and (iii) payments made by a Borrower with respect to such Indebtedness are made on a non-cash basis by way of a balance sheet adjustment.

9.10                         Prepayments and Amendments; Loans, Investments, Etc.

(a)                                  No Borrower or Guarantor shall, nor shall any Borrower or Guarantor permit any of its respective Subsidiaries to, directly or indirectly, prepay, redeem, defease, purchase or otherwise acquire:  (i) the Obligations except in accordance with this Agreement;  or (ii) any Indebtedness except in accordance with the terms of such Indebtedness; provided, that, each of the following conditions have been satisfied: (A) such Indebtedness is permitted to be incurred to the extent provided by Section 9.9 hereof, (B) on the date of and after giving effect to the payment of such payment, no Default or Event of Default shall exist or have occurred and be continuing, (C) on the date of and after giving effect to the such payment, Borrowers have Compliance Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit, (D) Agent shall have received, in form and substance satisfactory to Agent, monthly projections showing that, for the twelve (12) months immediately after such payment is made, Compliance Excess Availability shall be greater than 20% of the Maximum Credit, and (E) Parent and its Subsidiaries shall have a Fixed Charge Coverage Ratio of 1.0:1.0  calculated based on the immediately preceding twelve (12) months for which Agent has received financial statements delivered in accordance with Section 9.6(a) hereof.

(b)                                 No Borrower or Guarantor shall, nor shall any Borrower or Guarantor permit any of its respective Subsidiaries to, directly or indirectly, make any loans or advance money or property to any person, or invest in (by capital contribution, dividend or otherwise) or purchase or repurchase the Capital Stock or Indebtedness or all or a substantial part of the assets or property of any person, or form or acquire any Subsidiaries, or agree to do any of the foregoing, except:

(i)                                     the endorsement of instruments for collection or deposit in the ordinary course of business;

(ii)                                  investments in cash or Cash Equivalents, provided, that, (i) no Revolving Loans are then outstanding and (ii) the terms and conditions of Section 5.2 hereof shall have been satisfied with respect to the deposit account, investment account or other account in which such cash or Cash Equivalents are held;

(iii)                               the equity investments of such Borrower or Guarantor in its Subsidiaries existing as of the date hereof or otherwise permitted to be made hereunder, provided, that, such Borrower or Guarantor shall not have any further obligations or liabilities to make any capital contributions or other additional investments in or for the benefit of any of such Subsidiaries;

(iv)                              loans and advances by such Borrower or Guarantor to employees of such Borrower or Guarantor not to exceed the principal amount of $2,000,000 in the aggregate for all Borrowers and Guarantors at any time outstanding for:  (i) reasonably and necessary work-related travel or other ordinary business expenses to be incurred by such employee in connection with their work for such Borrower or Guarantor and (ii) reasonable and necessary relocation expenses of such employees (including home mortgage financing for relocated employees);

(v)                                 stock or obligations issued to such Borrower or Guarantor by any Person (or the representative of such Person) in respect of Indebtedness of such Person owing to such Borrower or Guarantor in connection with the insolvency, bankruptcy, receivership or reorganization of such Person or a composition or readjustment of the debts of such Person; provided, that, the original of any such stock or instrument evidencing such obligations shall be promptly delivered to Agent, upon Agent’s request, together with such stock power, assignment or endorsement by such Borrower or Guarantor as Agent may request;

(vi)                              obligations of account debtors to such Borrower or Guarantor arising from Accounts which are past due evidenced by a promissory note made by such account debtor payable to such Borrower or Guarantor; provided, that, promptly upon the receipt of the original of any such promissory note by such Borrower or Guarantor, such promissory note shall be endorsed to the order of Agent by such Borrower or Guarantor and promptly delivered to Agent as so endorsed;

(vii)                           the loans and advances set forth on Schedule 9.10 hereto; provided, that, as to such loans and advances, (i) such Borrower or Guarantor shall not, directly or indirectly, amend, modify, alter or change the terms of such loans and advances or any agreement, document or instrument related thereto and (ii) such Borrower or Guarantor shall furnish to Agent all notices or demands in connection with such loans and advances either received by such Borrower or Guarantor or on its behalf, promptly after the receipt thereof, or sent by such Borrower or Guarantor or on its behalf, concurrently with the sending thereof, as the case may be;

(viii)                        investments in the form of a joint venture made by such Borrower or Guarantor in connection with the purchase of assets or Capital Stock of a Person engaged in substantially the same or a related business as such Borrower or Guarantor so long as (A) Agent shall have received not less than ten (10) Business Days’ prior written notice of the intention of such Borrower or Guarantor to enter into such investment, (B) on and after giving effect to such investment, no Event of Default has occurred and is continuing, (C) on and after giving effect to such investment, Borrowers shall have Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit after giving effect to such investment, (D) such Person shall have executed and delivered a Guarantee to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, and (E) the assets of such Person shall not be included in the calculation of the Borrowing Base, unless otherwise agreed to by Agent pursuant to Section 9.22 hereof;

(ix)                                loans or advances from (A) one Borrower to another Borrower, from a Guarantor to a Borrower or another Guarantor so long as such Borrower or Guarantor are parties to the Intercompany Subordination Agreement, or (B) from any Borrower to any Guarantor so long as (A) such loans or advances are made on a non-cash basis as balance sheet entries and (B) such Guarantor is a party to the Intercompany Subordination Agreement;

(x)                                   Permitted Acquisitions; and

(xi)                                NY&Co may repurchase shares of Capital Stock from its shareholders; provided, that  (A) for each of the thirty (30) days immediately prior to the date of such repurchase, Compliance Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit, and as of the date of any such repurchase and after giving effect thereto, Compliance Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit, (B) any such repurchase by NY&CO shall not contravene its Certificate of Incorporation and By-Laws and shall comply with all applicable provisions of State and Federal law and (C) as of the date of any such repurchase and after giving effect thereto, no Event of Default shall exist or shall have occurred and be continuing.

9.11                         Dividends and Redemptions.  No Borrower or Guarantor shall, directly or indirectly, declare or pay any dividends on account of any shares of class of any Capital Stock of such Borrower or Guarantor now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock (or set aside or otherwise deposit or invest any sums for such purpose) for any consideration or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such shares or agree to do any of the foregoing, except that:

(a)                                  any Borrower or Guarantor may declare and pay such dividends or redeem, retire, defease, purchase or otherwise acquire any shares of any class of Capital Stock for consideration in the form of shares of common stock (so long as after giving effect thereto no Change of Control or other Default or Event of Default shall exist or occur);

(b)                                 any Borrower may pay dividends to any other Borrower and any Guarantor may pay dividends to any Borrower;

(c)                                  Borrowers and Guarantors may pay (directly or indirectly) dividends to NY&Co to the extent required to permit NY&Co to repurchase Capital Stock consisting of common or preferred stock held by employees pursuant to any employee stock ownership plan thereof upon the termination, retirement or death of any such employee in accordance with the provisions of such plan; provided, that, as to any such repurchase, each of the following conditions is satisfied: (A) as of the date of the payment for such repurchase and after giving effect thereto, no Default or Event of Default shall exist or have occurred and be continuing, (B) such repurchase shall be paid with funds legally available therefor, and (C) such repurchase shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which Lerner is a party or by which Lerner or its properties are bound, and (D) Borrowers have Compliance Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit after giving effect to such payments;

(d)                                 Borrowers and Guarantors may pay dividends (directly or indirectly) to NY&Co, or any other corporation that is the parent of any affiliated, consolidated, combined or unitary group of corporations of which Borrowers and Guarantors are members, in an amount equal to the sum of (i) the federal, state and local income tax liability of such group that is attributable to Borrowers and Guarantors and their respective Subsidiaries and (ii) amounts owed by NY&Co to the independent trade creditors, service providers, employees and independent directors of NY&Co for the services or goods (of the types set forth on Schedule 9.11(d)) hereto supplied by such independent trade creditors, service providers, employees and independent directors which have conferred a direct benefit to Borrowers, Guarantors and/or their respective Subsidiaries, plus an arms-length cost plus fees (not to exceed one and three-quarters of one percent (1.75%) of the amounts payable thereof) to NY&Co for its services rendered in arranging and processing payments for those goods and services; and

(e)                                  Borrowers and Guarantors may pay dividends in cash to NY&Co so that NY&Co may pay cash dividends to its equity holders so long as each of the following conditions have been satisfied (i) on and after giving effect to the payment of such dividend, no Default or Event of Default shall exist or have occurred and be continuing, (ii) such dividend shall be paid with funds legally available therefor, (iii) the declaration or payment of such dividend shall not violate any law or regulation or the terms of any indenture, agreement or undertaking to which such Borrower or Guarantor is a party or by which such Borrower or Guarantor or its properties are bound, (iv) on and after giving effect to the payment of such dividend, Borrowers have Compliance Excess Availability in an amount equal to not less than twenty (20%) percent of the Maximum Credit, (v) Agent shall have received, in form and substance satisfactory to Agent, monthly projections showing that, for the twelve (12) months immediately after such payment is made, Compliance Excess Availability shall be greater than 20% of the Maximum Credit, and (vi) Parent and its Subsidiaries shall have a Fixed Charge Coverage Ratio of 1.0:1.0  calculated based on the immediately preceding twelve (12) months for which Agent has received financial statements delivered in accordance with Section 9.6(a) hereof.

9.12                         Transactions with Affiliates.  No Borrower or Guarantor shall, directly or indirectly:

(a)                                  except as provided in subsection (b) below, purchase, acquire or lease any property from, or sell, transfer or lease any property to, any officer, director or other Affiliate of a Borrower or Guarantor (other than another Borrower or Guarantor), except in the ordinary course of and pursuant to the reasonable requirements of such Borrower’s or Guarantor’s business (as the case may be) and upon fair and reasonable terms no less favorable to such Borrower or Guarantor than such Borrower or Guarantor would obtain in a comparable arm’s length transaction with an unaffiliated person; or

(b)                                 make any payments (whether by dividend, loan or otherwise) of management, consulting or other fees for management or similar services, or of any Indebtedness owing to any officer, employee, shareholder, director or any other Affiliate of any Borrower or Guarantor, except

(i)                                     reasonable current or deferred compensation to officers, employees and directors for services rendered to Borrowers and Guarantors in the ordinary course of business, and

(ii)                                  as permitted under Section 9.11 hereof.

9.13                         Compliance with ERISA.  Except as could not reasonably be expected to have a Material Adverse Effect, each Borrower and Guarantor shall, and shall with respect to any Pension Plan cause each of its ERISA Affiliates, to:  (a) maintain each Plan in compliance in all material respects with the applicable provisions of ERISA, the Code and other Federal and State law; (b) cause each Plan which is qualified under Section 401(a) of the Code to maintain such qualification; (c) not terminate any Pension Plan so as to incur any material liability to the Pension Benefit Guaranty Corporation; (d) not allow or suffer to exist any non-exempt prohibited transaction which would be reasonably likely to subject any Borrower or Guarantor or any ERISA Affiliate to a material tax or penalty or other liability on prohibited transactions imposed under Section 4975 of the Code or ERISA; (e) make all required contributions to any Pension Plan under Section 302 of ERISA, Section 412 of the Code or the terms of such Pension Plan; (f) not allow or suffer to exist any accumulated funding deficiency, whether or not waived, with respect to any Pension Plan; or (g) allow or suffer to exist any occurrence of a reportable event or any other event or condition which presents a material risk of termination by the Pension Benefit Guaranty Corporation of any Pension Plan that is a single employer plan, which termination could result in any material liability to any Borrower or Guarantor.

9.14                         End of Fiscal Years; Fiscal Quarters.  NY&Co shall, for financial reporting purposes, cause its and its Subsidiaries’ (a) fiscal years to end on the Fiscal Year-End of each year, (b) fiscal quarters to end on First Quarter-End, Second Quarter-End, Third Quarter-End, and Fourth Quarter-End of each year and (c) fiscal months to end on the fiscal month-end set forth on Exhibit F hereto.

9.15                         Change in Business.  No Borrower or Guarantor shall, nor shall it permit its Subsidiaries to, engage in any business other than the business of Borrowers and Guarantors on the date hereof and any business reasonably related, ancillary or complimentary to the business in which Lerner was engaged as of the date hereof.

9.16                         Limitation of Restrictions Affecting Subsidiaries.  No Borrower or Guarantor shall, directly or indirectly, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of any Subsidiary of any Borrower or Guarantor to (a) pay dividends or make other distributions or pay any Indebtedness owed to such Borrower or Guarantor or any of its Subsidiaries; (b) make loans or advances to such Borrower or Guarantor or any of its Subsidiaries, (c) transfer any of its properties or assets to such Borrower or Guarantor or any of its Subsidiaries; or ((d) create, incur, assume or suffer to exist any lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i) applicable law, (ii) this

Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of such Borrower or Guarantor or any of its Subsidiaries, (iv) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of such Borrower or Guarantor or any of its Subsidiaries, (v) any agreement relating to Indebtedness incurred by a Subsidiary of such Borrower or Guarantor prior to the date on which such Subsidiary was acquired by such Borrower or Guarantor and outstanding on such acquisition date that is permitted under the terms of this Agreement, (vi) the extension or continuation of contractual obligations in existence on the date hereof, or (vii) any agreement relating to a refinancing of Indebtedness permitted under the terms of this Agreement; provided, that, any such encumbrances or restrictions contained in such extension or continuation are no less favorable to Agent and Lenders than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued.

9.17                         Minimum Excess Availability.  Borrowers shall at all times maintain Excess Availability equal to the greater of (a) ten percent (10%) of the Maximum Credit and (b) $7,500,000.

9.18                         License Agreements.

(a)                                  Except as could not reasonably be expected to have a Material Adverse Effect, each Borrower and Guarantor shall (i) promptly and faithfully observe and perform all of the material terms, covenants, conditions and provisions of the material License Agreements to which it is a party to be observed and performed by it, at the times set forth therein, if any, (ii) not do, permit, suffer or refrain from doing anything that could reasonably be expected to result in a default under or breach of any of the terms of any material License Agreement, (iii) not cancel, surrender, modify, amend, waive or release any material License Agreement in any material respect or any term, provision or right of the licensee thereunder in any material respect, or consent to any of the foregoing; except, subject to Section 9.19(b) below, a Borrower or Guarantor may cancel, surrender or release any material License Agreement in the ordinary course of the business of such Borrower or Guarantor; provided, that, such Borrower or Guarantor shall give Agent not less than thirty (30) days prior written notice of its intention to so cancel, surrender and release any such material License Agreement, (iv) give Agent prompt written notice of any material License Agreement entered into by such Borrower or Guarantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may request (subject to any obligation of confidentiality contained therein), (v) give Agent prompt written notice of any notice of default sent to another party to a material License Agreement by such Borrower or Guarantor of any material breach of any obligation, or any default, by such party under any material License Agreement, and deliver to Agent (promptly upon the receipt thereof by such Borrower or Guarantor in the case of a notice to such Borrower or Guarantor and concurrently with the sending thereof in the case of a notice from such Borrower or Guarantor) a copy of each notice of default and every other notice and other communication received or delivered by such Borrower or Guarantor in connection with any material License Agreement which relates to the right of such Borrower or Guarantor to continue to use the property subject to such License Agreement, and (vi) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may reasonably require from time to time concerning the observance, performance and compliance by such Borrower or Guarantor or the other party or parties thereto with the material terms, covenants or provisions of any material License Agreement.

(b)                                 Each Borrower or Guarantor will either exercise any option to renew or extend the term of each material License Agreement to which it is a party in such manner as will cause the term of such material License Agreement to be effectively renewed or extended for the period provided by such option and give prompt written notice thereof to Agent or give Agent prior written notice that such Borrower or Guarantor does not intend to renew or extend the term of any such material License Agreement, not less than sixty (60) days prior to the date of any such non-renewal or expiration.  In the event of the failure of any Borrower or Guarantor to extend or renew any material License Agreement to which it is a party for reasons which are commercially unreasonable, Agent shall have, and is hereby granted, the irrevocable right and authority, at its option upon notice to such Borrower or Guarantor, as applicable to renew or extend the term of such material License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of Agent or in the name and behalf of such Borrower or Guarantor, as Agent shall determine at any time that an Event of Default shall exist or have occurred and be continuing.  Agent may, but shall not be required to, perform any or all of such obligations of such Borrower or Guarantor under any of the License Agreements, including, but not limited to, the payment of any or all sums due from such Borrower or Guarantor thereunder, except for amount due to another Borrower or Guarantor.  Any sums so paid by Agent shall constitute part of the Obligations.

9.19                         After Acquired Real Property.  If any Borrower or Guarantor hereafter acquires any Real Property, fixtures or any other property related thereto, then if such Real Property, fixtures or other property at any location (or series of adjacent, contiguous or related locations, and regardless of the number of parcels) has a fair market value in an amount equal to or greater than $3,000,000 (or if a Default or Event of Default exists, then regardless of the fair market value of such assets), without limiting any other rights of Agent or any Lender, or duties or obligations of any Borrower or Guarantor, promptly upon Agent’s request, such Borrower or Guarantor shall execute and deliver to Agent a mortgage, deed of trust or deed to secure debt, as Agent may determine, in form and substance satisfactory to Agent and as to any provisions relating to specific state laws satisfactory to Agent and in form appropriate for recording in the real estate records of the jurisdiction in which such Real Property or other property is located granting to Agent a first and only lien and mortgage on and security interest in such Real Property, fixtures or other property (except as such Borrower or Guarantor would otherwise be permitted to incur hereunder or under its Guaranty, as applicable, or as otherwise consented to in writing by Agent ) and such other agreements, documents and instruments as Agent may reasonable require in connection therewith.  Notwithstanding any provisions to the contrary herein, no Borrower or Guarantor shall be required to deliver to Agent a mortgage, deed of trust or deed to secure debt if the Real Property to be secured thereby is a leasehold interest, and the granting of such security interest is prohibited under the lease and the landlord has withheld its consent to such security interest.  Except as provided in Section 9.8 hereof or if Agent’s prior written consent shall have been obtained, no Borrower shall grant to any Person other than Agent a lien on or security interest in the Real Property located on 466-472 53rd Street, Brooklyn, New York.

9.20                         Costs and Expenses.  Borrowers shall pay to Agent on demand all costs, expenses, filing fees and taxes paid or payable in connection with the preparation, negotiation,

execution, delivery, recording, administration, collection, liquidation, enforcement and defense of the Obligations, Agent’s rights in the Collateral, this Agreement, the other Financing Agreements and all other documents related hereto or thereto, including any amendments, supplements or consents which may hereafter be contemplated (whether or not executed) or entered into in respect hereof and thereof, including:  (a) all costs and expenses of filing or recording (including Uniform Commercial Code financing statement filing taxes and fees, documentary taxes, intangibles taxes and mortgage recording taxes and fees, if applicable); (b) costs and expenses and fees for insurance premiums, appraisal fees and search fees, costs and expenses of remitting Loan proceeds, collecting checks and other items of payment, and establishing and maintaining the Blocked Accounts, together with Agent’s customary charges and fees with respect thereto; (c) charges, fees or expenses charged by Issuing Bank in connection with the Letter of Credit Accommodations; (d) costs and expenses of preserving and protecting the Collateral; (e) costs and expenses paid or incurred in connection with obtaining payment of the Obligations, enforcing the security interests and liens of Agent, selling or otherwise realizing upon the Collateral, and otherwise enforcing the provisions of this Agreement and the other Financing Agreements or defending any claims made or threatened against Agent or any Lender arising out of the transactions contemplated hereby and thereby (including preparations for and consultations concerning any such matters); (f) all reasonable out-of-pocket expenses and costs incurred by Agent during the course of periodic field examinations of the Collateral and Borrowers’ operations or for conducting any appraisals of the Collateral; provided, that, (i) so long as no Default or Event of Default exists or has occurred and is continuing and Compliance Excess Availability is greater than twenty (20%) percent of the Maximum Credit, Borrowers shall not be obligated to reimburse Agent for more than one (1) field examination and one (1) appraisal of the Collateral in any twelve (12) consecutive month period, (ii) so long as no Default or Event of Default exists or has occurred and is continuing and Compliance Excess Availability is less than or equal to twenty (20%) percent of the Maximum Credit, Borrowers shall not be obligated to reimburse Agent for more than  two (2) field examinations and two (2) appraisals of the Collateral in any twelve (12) consecutive month period, and (iii) if a Default or an Event of Default exists or has occurred and is continuing, Borrowers shall be obligated to reimburse Agent for such other field examination and appraisals of the Collateral as Agent may request; and (g) the fees and disbursements of expenses of one external counsel (including legal assistants) to Agent (and, in the case of an actual or perceived conflict of interest where a Lender affected by such conflict has informed Agent of such conflict,  of another firm of counsel for such affected Lender) and, to the extent required, one firm of special counsel (including legal assistants) to Agent and one firm of local counsel (including legal assistants) to Agent in any relevant jurisdiction in connection with any of the foregoing.

9.21                         Credit Card Agreements.  Each Borrower and Guarantor shall (a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein; (b) not do, permit, suffer or refrain from doing anything, as a result of which there could be a default under or breach of any of the terms of any of the Credit Card Agreements and at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, any Borrower or Guarantor may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of such Borrower or Guarantor; provided, that, such Borrower or Guarantor shall give Agent not less than ten (10) Business Days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (c) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless Agent shall have received not less than ten (10) Business Days prior written notice of the intention of such Borrower or Guarantor to enter into such agreement (together with such other information with respect thereto as Agent may request) and such Borrower or Guarantor delivers, or causes to be delivered to Agent, a Credit Card Acknowledgment in favor of Agent; (d) give Agent immediate written notice of any Credit Card Agreement entered into by such Borrower or Guarantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as Agent may reasonably request; (e) furnish to Agent, promptly upon the request of Agent, such information and evidence as Agent may require from time to time concerning the observance, performance and compliance by such Borrower or Guarantor or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements; and (f) not modify any instructions given by Agent to any Credit Card Issuer or Credit Card Processor provided for in any Credit Card Acknowledgement or otherwise direct the remittance of payments under any Credit Card Agreement to any account other than the Blocked Account.

9.22                           Additional Guaranties and Collateral Security; Further Assurances.

(a)                                  In the event that a Subsidiary is acquired pursuant to a Permitted Acquisition, the Borrower or Guarantor acquiring such Subsidiary shall cause such Subsidiary to execute and deliver to Agent, in form and substance satisfactory to Agent, (i) a joinder agreement to the Financing Agreements in order to make such Subsidiary a party to this Agreement as a “Borrower” if it owns accounts or inventory that would constitute Eligible Accounts and Eligible Inventory to the extent provided by the definition of Permitted Acquisitions or otherwise as a “Guarantor”, and (ii) a guarantee as a “Guarantor” or pledge agreement as a “Pledgor”, and including, but not limited to, supplements and amendments hereto and to any of the other Financing Agreements, authorization to file UCC financing statements, Collateral Access Agreements, other agreements, documents or instruments contemplated hereunder and other consents, waivers, acknowledgments and other agreements from third persons which Agent may deem reasonably necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets of such Subsidiary and the Capital Stock of any Borrower or Guarantor in such Subsidiary, corporate resolutions and other organization and authorizing documents of such Person, and favorable opinions of counsel to such person; provided, that, if such Subsidiary is a Foreign Subsidiary that is acquired pursuant to a Permitted Acquisition, then such Borrower or Guarantor shall not be required to cause such Foreign Subsidiary to grant a security interest in its assets located outside the United States or execute and deliver a Guarantee and become a Loan Party to the extent that granting a security interest in any such assets by such Foreign Subsidiary or the execution and delivery of a Guarantee by such Foreign Subsidiary would have an adverse tax impact on such Borrower or Guarantor for purposes of Section 956 of the Code as determined by Agent in its good faith discretion in consultation with such Borrower or Guarantor.

(b)                                 In the case of an acquisition of assets whether pursuant to a Permitted Acquisition or otherwise in accordance with the terms and conditions hereof by a Borrower or Guarantor after the date hereof, Agent shall have received, in form and substance satisfactory to Agent, (i) evidence that Agent has valid and perfected security interests in and liens upon all purchased assets to the extent such assets constitute Collateral hereunder (except in the case of deposit accounts, within thirty (30) days after the acquisition thereof); provided, that, in no event shall any such assets consisting of Accounts or Inventory so purchased be deemed to be Eligible Accounts or Eligible Inventory until Agent is perfected in such deposit accounts and Agent has agreed to include such Accounts or Inventory in the Borrowing Base in the case of a Permitted Acquisition, pursuant to the requirements of  the definition of Permitted Acquisition, and in all other cases in the discretion of Agent), (ii) all Collateral Access Agreements and other consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the assets purchased, and (iii) such other agreements, documents and instruments as Agent may require in connection with the documents referred to above, including, but not limited to, supplements and amendments hereto, corporate resolutions and other organization and authorizing documents and favorable opinions of counsel to such person.

(c)                                  Borrowers and Guarantors shall provide Agent with written notice no later than ten (10) Business Days following the occurrence of any event in which any of the patents or the copyright set forth on Schedule 8.11 hereto at any time hereafter (i) becomes material to or is used in or becomes useful in the business of any Borrower or Guarantor, (ii) is otherwise used in the production, distribution or sale of any Inventory or the collection of Accounts and (iii) does have any material value.  In such event, Borrowers and Guarantors shall execute and deliver to Agent, in form and substance acceptable to Agent (a) such patent and copyright security agreements as the case may be with respect to such copyright or patents, (b) evidence that the security interest of Agent in such copyright has been properly filed with the US Copyright Office and in such patents has been properly filed with the US Patent and Trademark Office, and (c) such other agreements, documents and instruments as Agent may require in connection with the documents referred to above, including, but not limited to, supplements and amendments hereto, corporate resolutions and other organization and authorizing documents and favorable opinions of counsel to such person.

(d)                                 At the request of Agent at any time and from time to time, Borrowers and Guarantors shall, at their expense, duly execute and deliver, or cause to be duly executed and delivered, such further agreements, documents and instruments, and do or cause to be done such further acts as may be necessary or proper to evidence, perfect, maintain and enforce the security interests and the priority thereof in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement or any of the other Financing Agreements.  Upon any Borrower’s request for a Loan or a Letter of Credit Accommodation in accordance with the provisions of Section 6.6 hereof, Agent may request a certificate from an officer of each Borrower representing that all conditions precedent to the making of Loans and providing Letter of Credit Accommodations contained herein are satisfied.  In the event of such request by Agent, Agent and Lenders may, at Agent’s option, cease to make any further Loans or provide any further Letter of Credit Accommodations until Agent has received such certificate and, in addition, Agent has determined that such conditions are satisfied.

9.23                           Private Label Credit Cards. In the event an Event of Default has occurred and is continuing and upon Agent’s written notice to Borrowers, Borrowers and Guarantors will cease to receive any In-Store Payments.  Upon an acceleration of the Obligations following an Event of Default, Borrowers and Guarantors will cease to accept any customer payments made through any Borrower’s or Guarantor’s private label credit cards.

9.24                           Termination of Transition Services Agreement. Borrowers shall give Agent written notice of the termination of the Transition Services Agreement thirty (30) days prior to the date of such termination.

9.25                           Cash Collateral Account.  Borrowers shall:

(a)                                  continue to maintain the Cash Collateral Account at their sole expense;

(b)                                 ensure that at all times the Cash Collateral Account Control Agreement is in effect with respect to the Cash Collateral Account;

(c)                                  not, without the prior written consent of Agent, close or transfer the Cash Collateral Account or take any other action with respect to the Cash Collateral Account that is not expressly authorized by this Agreement;

(d)                                 provide to Agent, as and when received by Borrowers, copies of all statements received by Borrowers with respect to the Cash Collateral Account to the extent that the financial institution or other person with whom such account is maintained has not provided such statements directly to Agent;

(e)                                  in the event the available balance of the Cash Collateral Account is at any time less than an amount sufficient to support the advances then outstanding pursuant to clause (a)(v) of the definition of Borrowing Base, immediately report such event to Agent and immediately, but in any event within two (2) Business Days after receipt of written notice from Agent of such event, deposit readily available funds into the Cash Collateral Account sufficient to cause such balance to support the full amount of all advances then outstanding pursuant to clause (a)(v) of the definition of Borrowing Base; and

(f)                                    not make any withdrawals or transfers from the Cash Collateral Account without the prior written consent of Agent, which consent shall not be unreasonably withheld to the extent that both before and after giving effect to such withdrawal or transfer, (i) no Default or Event of Default then exists and (ii) the then outstanding balance of the Revolving Loans made against the available balance of the Cash Collateral Account is greater than or equal to one hundred percent (100%) of the available balance of the Cash Collateral Account.

9.26                           Foreign Assets Control Regulations, Etc. None of the requesting or borrowing of the Loans or the requesting or issuance, extension or renewal of Letter of Credit Accommodation or the use of the proceeds of any thereof will violate the Trading With the Enemy Act (50 U.S.C. §1 et seq., as amended) (the “Trading With the Enemy Act”) or any of the foreign assets control regulations of the United States Treasury Department (31 C.F.R., Subtitle B, Chapter V, as amended) (the “Foreign Assets Control Regulations”) or any enabling legislation or executive order relating thereto (including, but not limited to (a) Executive order 13224 of September 21, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) (the “Executive Order”) and (b) the Uniting and Strengthening America by Providing Appropriate

Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Public Law 107-56).  None of Borrowers or any of their Subsidiaries or other Affiliates is or will become a “blocked person” as described in the Executive Order, the Trading with the Enemy Act or the Foreign Assets Control Regulations or engages or will engage in any dealings or transactions, or be otherwise associated, with any such “blocked person”.

SECTION 10.        EVENTS OF DEFAULT AND REMEDIES

10.1                           Events of Default. The occurrence or existence of any one or more of the following events are referred to herein individually as an “Event of Default”, and collectively as “Events of Default”:

(a)                                  any Borrower fails to make any principal payment after the same becomes due and payable, or any Borrower fails to pay any of the other Obligations (other than with respect to principal payments) within two (2) Business Days after the same becomes due and payable or (ii) any Borrower or Guarantor fails to perform any of the covenants contained in Sections 9.1(a), 9.2, 9.3, 9.4, 9.5, 9.7, 9.11, 9.13, 9.15, 9.16, 9.17, 9.20, 9.24, 9.25 and 9.26 of this Agreement and such failure shall continue for fifteen (15) Business Days; provided, that, such fifteen (15) Business Day period shall not apply in the case of: (i) any failure to observe any such covenant which is not capable of being cured at all or within such fifteen (15) Business Day period or which has been the subject of a prior failure within a six (6) month period or (ii) an intentional breach by Borrower or any Guarantor of any such covenant or (iii) any Borrower or Guarantor fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or any of the other Financing Agreements other than those described in Sections 10.1(a)(i) and 10.1(a)(ii) above and such failure shall continue for thirty (30) Business Days; provided, that, such thirty (30) Business Day period shall not apply in the case of: (A) any failure to observe any such covenant which is not capable of being cured at all or within such thirty (30) Business Day period or which has been the subject of a prior failure within a six (6) month period or (B) an intentional breach by any Borrower or such Guarantor of any such covenant;

(b)                                 any representation, warranty or statement of fact made by any Borrower or Guarantor in this Agreement, the other Financing Agreements or any other written agreement, schedule, confirmatory assignment or otherwise shall when made or deemed made be false or misleading in any material respect;

(c)                                  any Guarantor revokes or terminates, or fails to perform any of the terms, covenants, conditions or provisions of any Guarantee in favor of Agent or any Lender;

(d)                                 any (i) judgment for the payment of money is rendered against any Borrower or any Obligor in excess of $4,000,000 in any one case or in excess of $8,000,000 in the aggregate for Borrowers and Obligors (to the extent not covered by insurance where the insurer has assumed responsibility in writing for such judgment) and shall remain undischarged or unvacated for a period in excess of thirty (30) days or execution shall at any time not be effectively stayed, or any judgment other than for the payment of money, or injunction, attachment, garnishment or execution is rendered against any Borrower or any Obligor or any of the Collateral having a value in excess of $4,000,000 or (ii) unless consented to by Agent, any settlement of a legal action or litigated claim or controversy is made by any Borrower or any

Obligor in an amount in excess of $8,000,000 (to the extent not covered by insurance where the insurer has assumed responsibility in writing for such settlement);

(e)                                  except as permitted by Section 9.7 hereof, any Borrower or Guarantor dissolves or any Borrower suspends or discontinues doing business;

(f)                                    any Borrower or any Obligor makes an assignment for the benefit of creditors, makes or sends notice of a bulk transfer or calls a meeting of its creditors or principal creditors in connection with a moratorium or adjustment of the Indebtedness due to them;

(g)                                 a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at law or in equity) is filed against any Borrower, any Obligor or all or any part of any such Person’s properties and such petition or application is not dismissed within thirty (30) days after the date of its filing or any Borrower or any Obligor shall file any answer admitting or not contesting such petition or application or indicates its consent to, acquiescence in or approval of, any such action or proceeding or the relief requested is granted sooner;

(h)                                 a case or proceeding under the bankruptcy laws of the United States of America now or hereafter in effect or under any insolvency, reorganization, receivership, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction now or hereafter in effect (whether at a law or equity) is filed by any Borrower or any Obligor or for all or any part of its property;

(i)                                     any default in respect of any Indebtedness of any Borrower or Obligor (other than Indebtedness owing to Agent and Lenders hereunder), in any case in an amount in excess of $25,000,000, which default continues beyond any cure period applicable thereto, if any, with respect to such Indebtedness, or any default by any Borrower or Obligor under any Material Contract (other than a Credit Card Agreement), which default continues beyond any cure period applicable thereto, if any, and/or is not waived in writing by the other parties thereto;

(j)                                     any Credit Card Issuer or Credit Card Processor: (i) shall send notice to any Borrower or Guarantor that it is ceasing to make or suspending payments to such Borrower or Guarantor of amounts due or to become due to such Borrower or Guarantor or shall cease or suspend such payments, (ii) shall send notice to any Borrower or Guarantor that it is terminating its arrangements with such Borrower or Guarantor or such arrangements shall terminate as a result of any event of default under such arrangements, except where (A) the loss of services by a Credit Card Issuer or Credit Card Processor would not result in non-payment of amounts due to any Borrower or Guarantor or could not reasonably be expected to cause a Material Adverse Effect or (B) such Borrower or Guarantor shall have entered into arrangements with another Credit Card Issuer or Credit Card Processor, as the case may be, within forty-five (45) days after the date of any such notice, (iii) withholds payment of amounts otherwise payable to any Borrower or Guarantor to fund a reserve account or otherwise hold as collateral, or shall require any Borrower or Guarantor to pay funds into a reserve account or for such Credit Card Issuer or Credit Card Processor to otherwise hold as collateral, or any Borrower or Guarantor shall provide a letter of credit, guarantee, indemnity or similar instrument to or in favor of such Credit Card Issuer or Credit Card Processor such that in the aggregate all of such funds in the reserve account, other amounts held as collateral and the amount of such letters of credit, guarantees, indemnities or similar instruments shall exceed an aggregate for Borrowers and Guarantors of $5,000,000 at any one time or (iv) debits or deducts any amounts from any deposit account of any Borrower or Guarantor;

(k)                                  any material provision hereof or of any of the other Financing Agreements shall for any reason cease to be valid, binding and enforceable with respect to any party hereto or thereto (other than Agent) in accordance with its terms, or any such party shall challenge the enforceability hereof or thereof, or shall assert in writing, or take any action or fail to take any action based on the assertion that any provision hereof or of any of the other Financing Agreements has ceased to be or is otherwise not valid, binding or enforceable in accordance with its terms, or any security interest provided for herein or in any of the other Financing Agreements shall cease to be a valid and perfected first priority security interest in any of the Collateral purported to be subject thereto (except as otherwise permitted herein or therein);

(l)                                     an ERISA Event shall occur which results in or could reasonably be expected to result in liability of any Borrower or Guarantor in an amount which could reasonably be expected to have a Material Adverse Effect;

(m)                               any Change of Control;

(n)                                 the indictment by any Governmental Authority, or as Agent may reasonably and in good faith determine, the threatened indictment by any Governmental Authority of any Borrower or any Obligor of which such Borrower, such Obligor or Agent receives notice, in either case, as to which there is a reasonable possibility of an adverse determination, in the good faith determination of Agent, under any criminal statute, or commencement or threatened commencement of criminal or civil proceedings against any Borrower or any Obligor, pursuant to which statute or proceedings the penalties or remedies sought or available include forfeiture of (i) any of the Collateral having a value in excess of $2,500,000 or (ii) any other property of any Borrower or Guarantor which is necessary or material to the conduct of its business, and which indictment or proceeding, in the Agent’s reasonable judgment, has had, or could reasonably be expected to have, a Material Adverse Effect; or

(o)                                 any event occurs that gives rise to an actual termination of the logistics and other Inventory handling services being provided pursuant to the Transition Services Agreement as of the date hereof and such services have not been adequately replaced by another service provider or assumed by a Borrower or an Obligor.

10.2                           Remedies.

(a)                                  At any time an Event of Default exists or has occurred and is continuing, Agent and Lenders shall have all rights and remedies provided in this Agreement, the other Financing Agreements, the UCC and other applicable law, all of which rights and remedies may be exercised without notice to or consent by any Borrower or any Obligor, except as such notice or consent is expressly provided for hereunder or required by applicable law.  All rights, remedies and powers granted to Agent and Lenders hereunder, under any of the other Financing Agreements, the UCC or other applicable law, are cumulative, not exclusive and enforceable, in Agent’s discretion, alternatively, successively, or concurrently on any one or more occasions, and shall include, without limitation, the right to apply to a court of equity for an injunction to restrain a breach or threatened breach by any Borrower or any Obligor of this Agreement or any of the other Financing Agreements.  Subject to Section 12 hereof, Agent may, and at the direction of the Required Lenders shall, at any time or times, proceed directly against any Borrower or any Obligor to collect the Obligations without prior recourse to the Collateral.

(b)                                 Without limiting the foregoing, at any time an Event of Default exists or has occurred and is continuing, Agent may, in its discretion, and upon the direction of the Required Lenders, shall (i) accelerate the payment of all Obligations and demand immediate payment thereof to Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers (provided, that, upon the occurrence of any Event of Default described in Sections 10.1(g) and 10.1(h), all Obligations shall automatically become immediately due and payable), (ii) make Reserves for all sales, excise or similar taxes that are past due, (iii) with or without judicial process or the aid or assistance of others, enter upon any premises on or in which any of the Collateral may be located and take possession of the Collateral or complete processing, manufacturing and repair of all or any portion of the Collateral, (iv) require Borrowers or any Obligor, at Borrowers’ expense, to assemble and make available to Agent any part or all of the Collateral at any place and time designated by Agent, (v) collect, foreclose, receive, appropriate, setoff and realize upon any and all Collateral, (vi) remove any or all of the Collateral from any premises on or in which the same may be located for the purpose of effecting the sale, foreclosure or other disposition thereof or for any other purpose, (vii) sell, lease, transfer, assign, deliver or otherwise dispose of any and all Collateral (including entering into contracts with respect thereto, public or private sales at any exchange, broker’s board, at any office of Agent or elsewhere) at such prices or terms as Agent may deem reasonable, for cash, upon credit or for future delivery, with the Agent having the right to purchase the whole or any part of the Collateral at any such public sale, all of the foregoing being free from any right or equity of redemption of any Borrower or any Obligor, which right or equity of redemption is hereby expressly waived and released by each Borrower and Obligors and/or (viii) terminate this Agreement.  If any of the Collateral is sold or leased by Agent upon credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment therefor is finally collected by Agent.  If notice of disposition of Collateral is required by law, ten (10) days prior notice by Agent to Borrowers designating the time and place of any public sale or the time after which any private sale or other intended disposition of Collateral is to be made, shall be deemed to be reasonable notice thereof and Borrowers waive any other notice.  In the event Agent institutes an action to recover any Collateral or seeks recovery of any Collateral by way of prejudgment remedy, Borrowers waive the posting of any bond which might otherwise be required.  At any time an Event of Default exists or has occurred and is continuing, upon Agent’s request, Borrowers will either, as Agent shall specify, furnish cash collateral to Issuing Bank to be used to secure and fund Agent’s reimbursement obligations to Issuing Bank in connection with any Letter of Credit Accommodations or furnish cash collateral to Agent for the Letter of Credit Accommodations.  Such cash collateral shall be in the amount equal to one hundred five percent (105%) of the amount of the Letter of Credit Accommodations plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of such Letter of Credit Accommodations.

(c)                                  At any time or times that an Event of Default exists or has occurred and is continuing, Agent may, in its discretion, and upon the direction of the Required Lenders, Agent shall, enforce the rights of any Borrower or any Obligor against any account debtor, secondary obligor or other obligor in respect of any of the Accounts or other Receivables.  Without limiting the generality of the foregoing, Agent may, in its discretion, and upon the direction of the Required Lenders, Agent shall, at such time or times (i) notify any or all account debtors (including Credit Card Issuers and Credit Card Processors), secondary obligors or other obligors in respect thereof that the Receivables have been assigned to Agent and that Agent has a security interest therein and Agent may direct any or all accounts debtors (including Credit Card Issuers and Credit Card Processors), secondary obligors and other obligors to make payment of Receivables directly to Agent, (ii) extend the time of payment of, compromise, settle or adjust for cash, credit, return of merchandise or otherwise, and upon any terms or conditions, any and all Receivables or other obligations included in the Collateral and thereby discharge or release the account debtor or any secondary obligors or other obligors in respect thereof without affecting any of the Obligations, (iii) demand, collect or enforce payment of any Receivables or such other obligations, but without any duty to do so, and Agent and Lenders shall not be liable for any failure to collect or enforce the payment thereof nor for the negligence of its agents or attorneys with respect thereto, and (iv) take whatever other action Agent may deem necessary or desirable for the protection of its interests and the interests of Lenders.  At any time that an Event of Default exists or has occurred and is continuing, at Agent’s request, all invoices and statements sent to any account debtor shall state that the Accounts and such other obligations have been assigned to Agent and are payable directly and only to Agent and Borrowers and Obligors shall deliver to Agent such originals of documents evidencing the sale and delivery of goods or the performance of services giving rise to any Accounts as Agent may require.  In the event any account debtor returns Inventory when an Event of Default exists or has occurred and is continuing, Borrowers shall, upon Agent’s request, hold the returned Inventory in trust for Agent, segregate all returned Inventory from all of its other property, dispose of the returned Inventory solely according to Agent’s instructions, and not issue any credits, discounts or allowances with respect thereto without Agent’s prior written consent.

(d)                                 If Agent determines at any time that any amount received by Agent must be returned to any Borrower or any Obligor or paid to any other person pursuant to any insolvency law or otherwise, then, notwithstanding any other term or condition of this Agreement or any other Financing Agreement, Agent will not be required to distribute any portion thereof to any Lender.  In addition, each Lender will repay to Agent on demand any portion of such amount that Agent has distributed to such Lender, together with interest at such rate, if any, that Agent is required to pay to any Borrower or any Obligor or such other person (without setoff, counterclaim or deduction of any kind).

(e)                                  Anything in this Agreement, any Financing Agreement or any other agreements or document related hereto to the contrary notwithstanding, each Lender hereby agrees with each other Lender that no Lender shall take any action (other than actions against Agent for violating its obligations under this Agreement) to protect or enforce its rights arising out of this Agreement or one or more Financing Agreements without first obtaining the prior written consent of Agent, it being the intent of Lenders that any such action to protect or enforce rights under this Agreement or one or more Financing Agreements shall be taken in concert and at the direction or with the consent of Agent.  Each Lender agrees and acknowledges that Agent may exercise all rights and remedies provided to Agent under, and in accordance with, the terms of the Financing Agreements and applicable law (including, without limitation, with respect to the liens granted to Agent).

(f)                                    To the extent that applicable law imposes duties on Agent or any Lender to exercise remedies in a commercially reasonable manner (which duties cannot be waived under such law), each Borrower and Guarantor acknowledges and agrees that it is not commercially unreasonable for Agent or any Lender (i) to fail to incur expenses reasonably deemed significant by Agent or any Lender to prepare Collateral for disposition or otherwise to complete raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain consents of any Governmental Authority or other third party for the collection or disposition of Collateral to be collected or disposed of, (iii) to fail to exercise collection remedies against account debtors, secondary obligors or other persons obligated on Collateral or to remove liens or encumbrances on or any adverse claims against Collateral, (iv) to exercise collection remedies against account debtors and other persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other persons, whether or not in the same business as Borrowers and Guarantors, for expressions of interest in acquiring all or any portion of the Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, (xi) to purchase insurance or credit enhancements to insure Agent or Lenders against risks of loss, collection or disposition of Collateral or to provide to Agent or Lenders a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist Agent in the collection or disposition of any of the Collateral.  Each Borrower and Guarantor acknowledges that the purpose of this Section is to provide non-exhaustive indications of what actions or omissions by Agent or any Lender would not be commercially unreasonable in the exercise by Agent or any Lender of remedies against the Collateral and that other actions or omissions by Agent or any Lender shall not be deemed commercially unreasonable solely on account of not being indicated in this Section.  Without limitation of the foregoing, nothing contained in this Section shall be construed to grant any rights to any Borrower or Guarantor or to impose any duties on Agent or Lenders that would not have been granted or imposed by this Agreement or by applicable law in the absence of this Section.

(g)                                 For the purpose of enabling Agent to exercise the rights and remedies hereunder, each Borrower and Guarantor hereby grants to Agent, to the extent assignable and to the extent that the same would not conflict with or, under applicable law and the terms of such agreement, result in the invalidity or breach of any agreements (other than any agreement between any Borrower or Guarantor and any other Borrower or Guarantor) or otherwise result in the revocation, infringement, unenforceability, misappropriation or dilution of any rights in any Intellectual Property forming the subject thereof, an irrevocable, non-exclusive license (exercisable upon the occurrence of and during the continuation of an Event of Default) without payment of royalty or other compensation to any Borrower or Guarantor, to use, assign, license or sublicense any of the trademarks, service-marks, trade names, business names, trade styles, designs, logos and other source of business identifiers and other Intellectual Property and general intangibles now owned or hereafter acquired by such Borrower, wherever the same maybe located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

(h)                                 Agent may apply the cash proceeds of Collateral actually received by Agent from any sale, lease, foreclosure or other disposition of the Collateral to payment of the Obligations, in whole or in part and in such order as Agent may elect, whether or not then due.  Borrowers and Guarantors shall remain liable to Agent and Lenders for the payment of any deficiency with interest at the highest rate provided for herein and all costs and expenses of collection or enforcement, including attorneys’ fees and expenses.

(i)                                     Without limiting the foregoing, upon the occurrence of a Default or an Event of Default, (i) Agent and Lenders may, at Agent’s option, and upon the occurrence of an Event of Default, at the direction of the Required Lenders, Agent and Lenders shall, without notice, (A) cease making Loans or arranging for Letter of Credit Accommodations or reduce the lending formulas or amounts of Loans and Letter of Credit Accommodations available to Borrowers and/or (B) terminate any provision of this Agreement providing for any future Loans or Letter of Credit Accommodations to be made by Agent and Lenders to Borrowers, and (ii) Agent may, at its option, establish such Reserves as Agent determines without limitation or restriction, notwithstanding anything to the contrary provided herein.

SECTION 11.        JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS; GOVERNING LAW.

11.1                           Governing Law; Choice of Forum; Service of Process; Jury Trial Waiver.

(a)                                  The validity, interpretation and enforcement of this Agreement and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto, whether in contract, tort, equity or otherwise, shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

(b)                                 Borrowers, Guarantors, Agent and Lenders irrevocably consent and submit to the non-exclusive jurisdiction of the Supreme Court of the State of New York for New York County and the United States District Court for the Southern District of New York, whichever Agent may elect, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the other

Financing Agreements or in any way connected with or related or incidental to the dealings of the parties hereto in respect of this Agreement or any of the other Financing Agreements or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether in contract, tort, equity or otherwise, and agree that any dispute with respect to any such matters shall be heard only in the courts described above (except that Agent and Lenders shall have the right to bring any action or proceeding against any Borrower or Guarantor or its or their property in the courts of any other jurisdiction which Agent deems necessary or appropriate in order to realize on the Collateral or to otherwise enforce its rights against any Borrower or Guarantor or its or their property).

(c)                                  Each Borrower and Guarantor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by certified mail (return receipt requested) directed to its address set forth herein and service so made shall be deemed to be completed five (5) days after the same shall have been so deposited in the U.S. mails, or, at Agent’s option, by service upon such Borrower or Guarantor in any other manner provided under the rules of any such courts.  Within thirty (30) days after such service, such Borrower or Guarantor shall appear in answer to such process, failing which such Borrower or Guarantor shall be deemed in default and judgment may be entered by Agent against such Borrower or Guarantor for the amount of the claim and other relief requested.

(d)                                 BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR ANY OF THE OTHER FINANCING AGREEMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE.  BORROWERS, GUARANTORS, AGENT AND LENDERS EACH HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY BORROWER, ANY GUARANTOR, AGENT OR ANY LENDER MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

(e)                                  Agent and Lenders shall not have any liability to any Borrower or any Guarantor (whether in tort, contract, equity or otherwise) for losses suffered by such Borrower or Guarantor in connection with, arising out of, or in any way related to the transactions or relationships contemplated by this Agreement, or any act, omission or event occurring in connection herewith, unless it is determined by a final and non-appealable judgment or court order binding on Agent and such Lender, that the losses were the result of acts or omissions constituting gross negligence or willful misconduct of Agent and/or such Lenders.  In any such litigation, Agent and Lenders shall be entitled to the benefit of the rebuttable presumption that it acted in good faith and with the exercise of ordinary care in the performance by it of the terms of this Agreement.  Each Borrower and Guarantor: (i) certifies that neither Agent, any Lender nor any representative, agent or attorney acting for or on behalf of Agent or any Lender has represented, expressly or otherwise, that Agent and Lenders would not, in the event of litigation, seek to enforce any of the waivers provided for in this Agreement or any of the other Financing Agreements and (ii) acknowledges that in entering into this Agreement and the other Financing Agreements, Agent and Lenders are relying upon, among other things, the waivers and certifications set forth in this Section 11.1 and elsewhere herein and therein.

11.2                           Waiver of Notices. Each Borrower and Guarantor hereby expressly waives demand, presentment, protest and notice of protest and notice of dishonor with respect to any and all instruments and chattel paper, included in or evidencing any of the Obligations or the Collateral, and any and all other demands and notices of any kind or nature whatsoever with respect to the Obligations, the Collateral and this Agreement, except such as are expressly provided for herein.  No notice to or demand on any Borrower or Guarantor which Agent or any Lender may elect to give shall entitle any Borrower or Guarantor to any other or further notice or demand in the same, similar or other circumstances.

11.3                           Amendments and Waivers.

(a)                                  Neither this Agreement nor any other Financing Agreement nor any terms hereof or thereof may be amended, waived, discharged or terminated unless such amendment, waiver, discharge or termination is in writing signed by Agent and the Required Lenders or at Agent’s option, by Agent with the authorization of the Required Lenders, and as to amendments to any of the Financing Agreements (other than with respect to any provision of Section 12 hereof), by Borrowers; except, that:

(i)                                     without the prior written consent of Agent and each Lender, no such amendment, waiver, discharge or termination shall:

(A)                              amend, modify or waive any of the provisions of the introductory paragraph of this Section 11.3(a) or any of the provisions of this Section 11.3(a)(i);

(B)                                reduce any percentage specified in the definition of Required Lenders or amend, modify or waive any provision of the definition of Pro Rata Share;

(C)                                release any Collateral (except as expressly required hereunder or under any of the other Financing Agreements or applicable law and except as permitted under Section 12.11(b) hereof);

(D)                               consent to the assignment or transfer by any Borrower or any Guarantor of any of their rights and obligations under this Agreement;

(E)                                 increase (1) the advance rates set forth in the definition of Borrowing Base, (2) the Maximum Credit or (3) the amount of Revolving Loans or Letter of Credit Accommodations available to Borrowers at any time;

(F)                                 amend, modify or waive any of the provisions of the definition of Borrowing Base or of any of the defined terms referred to in the definition of Borrowing Base if the effect thereof increases the amount of the Borrowing Base;

(G)                                reduce the amount of Compliance Excess Availability required in Section 4.2(d) or the amount of Excess Availability in Section 9.17 hereof;

(H)                               amend, modify, or waive the provisions of Section 9.17 hereof, or any definition of any term relating to the financial terms used in such Section, if such amendment, modification or waiver makes the covenants contained therein less restrictive; or

(I)                                    amend, modify or waive any provision of the definitions of Cash Dominion Event, Increased Collateral Reporting Event, Compliance Excess Availability, Excess Availability, or of Section 7.3(d) [or (e)] hereof;

(ii)                                  without the prior written consent of Agent and each Lender directly affected thereby, no such amendment, waiver, discharge or termination shall:

(A)                              amend, modify or waive any of the provisions of this Section 11.3(a)(ii);

(B)                                reduce any percentage specified in the definition of Required Lenders;

(C)                                reduce the Interest Rate or any fees or indemnities related to the Revolving Loans or Letter of Credit Accommodations, amend, modify or waive the provisions of Section 14.1(b) hereof or otherwise extend the time of payment of principal of the Revolving Loans, extend the time of payment of interest or any fees related to the Revolving Loans or reduce the principal amount of any Revolving Loans or Letter of Credit Accommodations; or

(D)                               increase the total amount of Commitments or the Commitment of any Lender over the amount thereof then in effect or provided hereunder;

(b)                                 Notwithstanding anything to the contrary contained in Section 11.3(a) hereof, Agent may, in its discretion and without the consent of the Lenders, amend or otherwise modify the Borrowing Base, the Reserves or any of their respective components which amendments or modifications have the effect of increasing the Borrowing Base, decreasing the Reserves or otherwise increasing the amounts available for borrowing hereunder to the extent that such amendment or modification is made to restore the Borrowing Base, Reserves or other components thereof if the reason for such reduction or increase no longer exists, as determined by Agent.

(c)                                  Agent and Lenders shall not, by any act, delay, omission or otherwise be deemed to have expressly or impliedly waived any of its or their rights, powers and/or remedies unless such waiver shall be in writing and signed as provided herein.  Any such waiver shall be enforceable only to the extent specifically set forth therein.  A waiver by Agent or any Lender of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which Agent or any Lender would otherwise have on any future occasion, whether similar in kind or otherwise.

(d)                                 Notwithstanding anything to the contrary contained in Section 11.3(a) hereof, in connection with any amendment, waiver, discharge or termination, in the event that any Lender whose consent thereto is required shall fail to consent or fail to consent in a timely manner (such Lender being referred to herein as a “Non-Consenting Lender”), but the consent of any other Lenders to such amendment, waiver, discharge or termination that is required is obtained, if any, then Wells Fargo shall have the right, but not the obligation, at any time thereafter, and upon the exercise by Wells Fargo of such right, such Non-Consenting Lender shall have the obligation, to sell, assign and transfer to Wells Fargo or such Eligible Transferee as Wells Fargo may specify, the Commitment of such Non-Consenting Lender and all rights and interests of such Non-Consenting Lender pursuant thereto.  Wells Fargo shall provide the Non-Consenting Lender with prior written notice of its intent to exercise its right under this Section, which notice shall specify on the date on which such purchase and sale shall occur.  Such purchase and sale shall be pursuant to the terms of an Assignment and Acceptance (whether or not executed by the Non-Consenting Lender), except that on the date of such purchase and sale, Wells Fargo, or such Eligible Transferee specified by Wells Fargo, shall pay to the Non-Consenting Lender the amount equal to: (i) the principal balance of the Loans held by the Non-Consenting Lender outstanding as of the close of business on the business day immediately preceding the effective date of such purchase and sale, plus (ii) amounts accrued and unpaid in respect of interest and fees payable to the Non-Consenting Lender to the effective date of the purchase, minus (iii) if such Non-Consenting Lender is a Lender, the amount of any closing fee received by such Non-Consenting Lender in connection with the Existing Loan Agreement and any closing, consent or amendment fee received by such Non-Consenting Lender in connection with this Agreement, multiplied by the fraction, the numerator of which is the number of months remaining, in the then current term of the Revolving Loan Facility and the denominator of which is the total number of months in the then current term of the Revolving Loan Facility.  Such purchase and sale shall be effective on the date of the payment of such amount to the Non-Consenting Lender and the Commitment of the Non-Consenting Lender shall terminate on such date.

(e)                                  The consent of Agent shall be required for any amendment, waiver or consent affecting the rights or duties of Agent hereunder or under any of the other Financing Agreements, in addition to the consent of the Lenders otherwise required by this Section and the exercise by Agent of any of its rights hereunder with respect to Reserves, Eligible Credit Card Receivables, Eligible Damaged Goods Vendors Receivables, Eligible Sell-Off Vendors Receivables or Eligible Inventory shall not be deemed an amendment to the advance rates provided for in this Section 11.3.

11.4                           Waiver of Counterclaims. Each Borrower and Guarantor waives all rights to interpose any claims, deductions, setoffs or counterclaims of any nature (other then compulsory counterclaims) in any action or proceeding with respect to this Agreement, the Obligations, the Collateral or any matter arising therefrom or relating hereto or thereto.

11.5                           Indemnification. Each Borrower and Guarantor shall indemnify and hold Agent and each Lender, and its respective officers, directors, agents, employees, advisors and counsel and their respective Affiliates (each such person being an “Indemnitee”), harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including attorneys’ fees and expenses) imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Financing Agreements, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including amounts paid in settlement, court costs, and the fees and expenses of counsel except that no Borrower or Guarantor shall not have any obligation under this Section 11.5 to indemnify an Indemnitee with respect to a matter covered hereby resulting from the gross negligence or willful misconduct of such Indemnitee as determined pursuant to a final, non-appealable order of a court of competent jurisdiction (but without limiting the obligations of any Borrower or Guarantor as to any other Indemnitee).  To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section may be unenforceable because it violates any law or public policy, Borrowers and Guarantors shall pay the maximum portion which they are permitted to pay under applicable law to Agent and Lenders in satisfaction of indemnified matters under this Section.  To the extent permitted by applicable law, no Borrower or Guarantor shall assert, and each Borrower and Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any of the other Financing Agreements or any undertaking or transaction contemplated hereby.  All amounts due under this Section shall be payable upon demand. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

SECTION 12.         THE AGENT

12.1                           Appointment, Powers and Immunities. Each Lender irrevocably designates, appoints and authorizes Wells Fargo to act as Agent hereunder and under the other Financing Agreements with such powers as are specifically delegated to Agent by the terms of this Agreement and of the other Financing Agreements, together with such other powers as are reasonably incidental thereto.  Agent (a) shall have no duties or responsibilities except those expressly set forth in this Agreement and in the other Financing Agreements, and shall not by reason of this Agreement or any other Financing Agreement be a trustee or fiduciary for any Lender; (b) shall not be responsible to Lenders for any recitals, statements, representations or warranties contained in this Agreement or in any of the other Financing Agreements, or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Financing Agreement, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Financing Agreement or any other document referred to or provided for herein or therein or for any failure by any Borrower or any Guarantor or any other Person to perform any of its obligations hereunder or thereunder; and (c) shall not be responsible to Lenders for any action taken or omitted to be taken by it hereunder or under any other Financing Agreement or under any other document or instrument referred to or provided for herein or therein or in connection herewith or therewith, except for its own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.  Agent may employ agents and attorneys in fact and shall not be responsible for the negligence or misconduct of any such agents or attorneys in fact selected by it in good faith.  Agent may deem and treat the payee of any note as the holder thereof for all purposes hereof unless and until the assignment thereof pursuant to an agreement (if and to the extent permitted herein) in form and substance satisfactory to Agent shall have been delivered to and acknowledged by Agent.

12.2                           Reliance by Agent. Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telecopy, telex, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Agent.  As to any matters not expressly provided for by this Agreement or any other Financing Agreement, Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder or thereunder in accordance with instructions given by the Required Lenders or all of Lenders as is required in such circumstance, and such instructions of such Agents and any action taken or failure to act pursuant thereto shall be binding on all Lenders.

12.3                           Events of Default.

(a)                                  Agent shall not be deemed to have knowledge or notice of the occurrence of a Default or an Event of Default or other failure of a condition precedent to the Loans and Letter of Credit Accommodations hereunder, unless and until Agent has received written notice from a Lender, or a Borrower specifying such Event of Default or any unfulfilled condition precedent, and stating that such notice is a “Notice of Default or Failure of Condition” (each a “Notice of Default or Failure of Condition”).  In the event that Agent receives such a Notice of Default or Failure of Condition, Agent shall give prompt notice thereof to the Lenders.  Agent shall (subject to Section 12.7 hereof) take such action with respect to any such Event of Default or failure of condition precedent as shall be directed by the Required Lenders; provided, that, unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to or by reason of such Event of Default or failure of condition precedent, as it shall deem advisable in the best interest of Lenders.  Without limiting the foregoing, and notwithstanding the existence or occurrence and continuance of an Event of Default or any other failure to satisfy any of the conditions precedent set forth in Section 4 of this Agreement to the contrary, subject to the limitations set forth in Section 12.8 hereof, Agent may, but shall have no obligation to, make Loans and issue or cause to be issued Letter of Credit Accommodations for the ratable account and risk of Lenders from time to time if Agent reasonably and in good faith believes making such Loans or issuing or causing to be issued such Letter of Credit Accommodations is in the best interest of Lenders.

(b)                                 Except with the prior written consent of Agent, no Lender may assert or exercise any enforcement right or remedy in respect of the Loans, Letter of Credit Accommodations or other Obligations, as against any Borrower or any Guarantor or any of the Collateral or other property of any Borrower or Guarantor.

12.4                           Wells Fargo in its Individual Capacity. With respect to its Commitment and the Loans made and Letter of Credit Accommodations issued or caused to be issued by it (and any successor acting as Agent), so long as Wells Fargo shall be a Lender hereunder, it shall have the same rights and powers hereunder as any other Lender and may exercise the same as though it were not acting as Agent, and the term “Lender” or “Lenders” shall, unless the context otherwise indicates, include Wells Fargo in its individual capacity as Lender hereunder.  Wells

Fargo (and any successor acting as Agent) and its Affiliates may (without having to account therefor to any Lender) lend money to, make investments in and generally engage in any kind of business with any Borrower or Guarantor (and any of its Subsidiaries or Affiliates) as if it were not acting as Agent, and Wells Fargo and its Affiliates may accept fees and other consideration from any Borrower or any Guarantor and any of its Subsidiaries and Affiliates for services in connection with this Agreement or otherwise without having to account for the same to Lenders.

12.5                           Indemnification. Lenders agree to indemnify Agent (to the extent not reimbursed by Borrowers or Guarantors hereunder and without limiting any obligations of Borrowers or Guarantors hereunder) ratably, in accordance with their Pro Rata Shares, for any and all claims of any kind and nature whatsoever that may be imposed on, incurred by or asserted against Agent arising out of or by reason of any investigation in or in any way relating to or arising out of this Agreement or any other Financing Agreement or any other documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby (including the costs and expenses that Agent is obligated to pay hereunder) or the enforcement of any of the terms hereof or thereof or of any such other documents, provided, that, no Lender shall be liable for any of the foregoing to the extent it arises from the gross negligence or willful misconduct of the party to be indemnified as determined by a final non-appealable judgment of a court of competent jurisdiction.  The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

12.6                           Non Reliance on Agent and Other Lenders. Each Lender agrees that it has, independently and without reliance on Agent or other Lender, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrowers and Guarantors and has made its own decision to enter into this Agreement and that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any of the other Financing Agreements.  Agent shall not be required to keep itself informed as to the performance or observance by Borrowers or Guarantors of any term or provision of this Agreement or any of the other Financing Agreements or any other document referred to or provided for herein or therein or to inspect the properties or books of any Borrower or Guarantor.  Agent will use reasonable efforts to provide Lenders with any information received by Agent from any Borrower or Guarantor which is required to be provided to Lenders or which is deemed to be requested by Lenders hereunder and with a copy of any Notice of Default or Failure of Condition received by Agent from any Borrower or Guarantor; provided, that, Agent shall not be liable to any Lender for any failure to do so, except to the extent that such failure is attributable to Agent’s own gross negligence or willful misconduct as determined by a final non-appealable judgment of a court of competent jurisdiction.  Except for notices, reports and other documents expressly required to be furnished to Lenders by Agent hereunder, Agent shall not have any duty or responsibility to provide any Lender with any other credit or other information concerning the affairs, financial condition or business of any Borrower or Guarantor that may come into the possession of Agent.

12.7                           Failure to Act. Except for action expressly required of Agent hereunder and under the other Financing Agreements, Agent shall in all cases be fully justified in failing or refusing to act hereunder and thereunder unless it shall receive further assurances to its satisfaction from Lenders of their indemnification obligations under Section 12.5 hereof against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action.

12.8                           Additional Revolving Loans. Agent shall not make any Revolving Loans or provide any Letter of Credit Accommodations to Borrowers on behalf of Lenders intentionally and with actual knowledge that such Revolving Loans or Letter of Credit Accommodations would cause the aggregate amount of the total outstanding Revolving Loans and Letter of Credit Accommodations to Borrowers to exceed the Borrowing Base, without the prior consent of all Lenders, provided, that notwithstanding any provision to the contrary, Agent may make any such additional Revolving Loan or Letter of Credit Accommodation so long as:  (a) the total principal amount of such additional Revolving Loans or such additional Letter of Credit Accommodations together with the principal amount of Special Agent Advances made pursuant to Section 12.11 hereof, shall not exceed the least of (i) $7,500,000, (ii)the sum of (x) the amount which, when added to all other Revolving Loans, Letter of Credit Accommodations and Special Agent Advances, would not cause the principal amount of all outstanding Revolving Loans, Letter of Credit Accommodations and Special Agent Advances to exceed the Borrowing Base and (y) if applicable, an amount equal to any reduction, made with the consent of all Lenders, of the Excess Availability required by Section 9.17 hereof, and (iii) the amount which would not cause the total principal amount of all Revolving Loans, Letter of Credit Accommodations and Special Agent Advances to exceed the Maximum Credit, and (b) no such additional Revolving Loans or Letter of Credit Accommodations shall be outstanding more than ninety (90) days after the date such additional Revolving Loan or Letter of Credit Accommodation is made or issued (as the case may be), except as the Required Lenders may otherwise agree.  Each Lender shall be obligated to pay Agent the amount of its Pro Rata Share of any such additional Revolving Loans or Letter of Credit Accommodations.

12.9                           Concerning the Collateral and the Related Financing Agreements. Each Lender authorizes and directs Agent to enter into this Agreement and the other Financing Agreements.  Each Lender agrees that any action taken by Agent or Required Lenders in accordance with the terms of this Agreement or the other Financing Agreements and the exercise by Agent or Required Lenders of their respective powers set forth therein or herein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Lenders.

12.10                     Field Audit, Examination Reports and other Information; Disclaimer by Lenders. By signing this Agreement, each Lender:

(a)                                  is deemed to have requested that Agent furnish such Lender, promptly after it becomes available, a copy of each field audit or examination report and a monthly or weekly Borrowing Base Certificate, as the case may be, pursuant to Section 7.1(a)(ii) hereof, prepared by Agent (each field audit or examination report and monthly or weekly report with respect to the Borrowing Base being referred to herein as a “Report” and collectively, “Reports”);

(b)                                 expressly agrees and acknowledges that Agent (A) does not make any representation or warranty as to the accuracy of any Report, or (B) shall not be liable for any information contained in any Report;

(c)                                  expressly agrees and acknowledges that the Reports are not comprehensive audits or examinations, that Agent or any other party performing any audit or examination will inspect only specific information regarding any Borrower and any Guarantor and will rely significantly upon such Borrower’s and Guarantor’s books and records, as well as on representations of such Borrower’s and Guarantor’s personnel; and

(d)                                 agrees to keep all Reports confidential and strictly for its internal use in accordance with the terms of Section 14.5 hereof, and not to distribute or use any Report in any other manner.

12.11                     Collateral Matters.

(a)                                  Subject to the limitations in Section 12.8 hereof, Agent may, at its option, from time to time, at any time on or after an Event of Default and for so long as the same is continuing or upon any other failure of a condition precedent to the Revolving Loans and Letter of Credit Accommodations hereunder, make such disbursements and advances (“Special Agent Advances”) which Agent, in its sole discretion, deems necessary or desirable either (i) to preserve or protect the Collateral or any portion thereof or (ii) to enhance the likelihood or maximize the amount of repayment by Borrowers of the Loans and other Obligations, or (iii) to pay any other amount chargeable to Borrowers or Obligors pursuant to the terms of this Agreement or any of the other Financing Agreements consisting of (A) costs, fees and expenses and (B) payments to Issuing Bank of Letter of Credit Accommodations; provided, that notwithstanding any provision to the contrary, Agent may make any such Special Agent Advances so long as:  (a) the total principal amount of such Special Agent Advances together with the principal amount of the additional Revolving Loans and additional Letter of Credit Accommodations made pursuant to Section 12.11 hereof, shall not exceed the least of (i) $7,500,000, (ii) the sum of (x) the amount which, when added to all other Special Agent Advances, Revolving Loans and Letter of Credit Accommodations, would not cause the principal amount of all outstanding Special Agent Advances, Revolving Loans and Letter of Credit Accommodations to exceed the Borrowing Base and (y) if applicable, an amount equal to any reduction, made with the consent of all Lenders, of the Excess Availability required by Section 9.17 hereof, and (iii) the amount which would not cause the total principal amount of all Revolving Loans, Letter of Credit Accommodations and Special Agent Advances to exceed the Maximum Credit.  Special Agent Advances shall be repayable on demand and be secured by the Collateral.  Special Agent Advances shall not constitute Revolving Loans but shall otherwise constitute Obligations hereunder.  Agent shall notify Lenders and Borrowers in writing of each such Special Agent Advance, which notice shall include a description of the purpose of such Special Agent Advance.  Without limitation of its obligations pursuant to Section 6.10 hereof, each Lender agrees that it shall make available to Agent, upon Agent’s demand, in immediately available funds, the amount equal to such Lender’s Pro Rata Share of each such Special Agent Advance.  If such funds are not made available to Agent by such Lender, then such Lender shall be deemed a Defaulting Lender and Agent shall be entitled to recover such funds, on demand from such Lender together with interest thereon for each day from the date such payment was due until the date such amount is paid to Agent at the Federal Funds Rate for each day during such period (as published by the Federal Reserve Bank of New York or at Agent’s option based on the arithmetic mean determined by Agent of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York City time) on that day by each of the three leading brokers of Federal funds transactions in New York City selected by Agent) and if such amounts are not paid within three (3) days of Agent’s demand, at the highest Interest Rate provided for in Section 3.1 hereof applicable to Prime Rate Loans.

(b)                                 Lenders hereby irrevocably authorize Agent, at its option and in its discretion to release any security interest in, mortgage or lien upon, any of the Collateral (i) upon termination of all of the Commitments of all Lenders and payment and satisfaction of all of the Obligations and delivery of cash collateral to the extent required under Section 14.1 below, or (ii) constituting property being sold or disposed of if the applicable Borrower or Guarantor certifies to Agent that the sale or disposition is made in compliance with Section 9.7 hereof (and Agent may rely conclusively on any such certificate, without further inquiry), or (iii) constituting property in which no Borrower or Guarantor owned an interest at the time the security interest, mortgage or lien was granted or at any time thereafter, or (iv) having a value in the aggregate in any twelve (12) month period of less than $1,000,000 or (v) if required or permitted under the terms of any of the other Financing Agreements, including any intercreditor agreement, or (vi) if approved, authorized or ratified in writing by all of Lenders.  Except as provided above, Agent will not release any security interest in, mortgage or lien upon, any of the Collateral without the prior written authorization of all of Lenders.  Upon request by Agent at any time, Lenders will promptly confirm in writing Agent’s authority to release particular types or items of Collateral pursuant to this Section.

(c)                                  Without any manner limiting Agent’s authority to act without any specific or further authorization or consent by the Required Lenders, each Lender agrees to confirm in writing, upon request by Agent, the authority to release Collateral conferred upon Agent under this Section.  Agent shall (and is hereby irrevocably authorized by Lenders to) execute such documents as may be necessary to evidence the release of the security interest, mortgage or liens granted to Agent upon any Collateral to the extent set forth above; provided, that, (i) Agent shall not be required to execute any such document on terms which, in Agent’s opinion, would expose Agent to liability or create any obligations or entail any consequence other than the release of such security interest, mortgage or liens without recourse or warranty and (ii) such release shall not in any manner discharge, affect or impair the Obligations or any security interest, mortgage or lien upon (or obligations of any Borrower or any Guarantor in respect of) the Collateral retained by such Borrower or such Guarantor.

(d)                                 Agent shall have no obligation whatsoever to any Lender or any other Person to investigate, confirm or assure that the Collateral exists or is owned by any Borrower or Guarantor or is cared for, protected or insured or has been encumbered, or that any particular items of Collateral meet the eligibility criteria applicable in respect of the Loans or Letter of Credit Accommodations hereunder, or whether any particular reserves are appropriate, or that the liens and security interests granted to Agent pursuant hereto or any of the Financing Agreements or otherwise have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of the rights, authorities and powers granted or available to Agent in this Agreement or in any of the other Financing Agreements, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its discretion, given Agent’s own interest in the Collateral as a Lender and that

Agent shall have no duty or liability whatsoever to any other Lender.

12.12       Agency for Perfection. Each Lender hereby appoints Agent and each other Lender as agent and bailee for the purpose of perfecting the security interests in and liens upon the Collateral of Agent in assets which, in accordance with Article 9 of the UCC can be perfected only by possession (or where the security interest of a secured party with possession has priority over the security interest of another secured party) and Agent and each Lender hereby acknowledges that it holds possession of any such Collateral for the benefit of Agent, the other Lenders and the Bank Product Providers as secured party.  Should any Lender obtain possession of any such Collateral, such Lender shall notify Agent thereof, and, promptly upon Agent’s request therefor shall deliver such Collateral to Agent or in accordance with Agent’s instructions.

12.13       Successor Agent. Agent may resign as Agent upon thirty (30) days’ notice to Lenders and Borrowers.  If Agent resigns under this Agreement, the Required Lenders shall appoint from among the Lenders a successor agent for Lenders.  If no successor agent is appointed prior to the effective date of the resignation of Agent, Agent may appoint, after consulting with Lenders and Borrowers, a successor agent from among Lenders.  Upon the acceptance by the Lender so selected of its appointment as successor agent hereunder, such successor agent shall succeed to all of the rights, powers and duties of the retiring Agent and the term “Agent” as used herein and in the other Financing Agreements shall mean such successor agent and the retiring Agent’s appointment, powers and duties as Agent shall be terminated.  After any retiring Agent’s resignation hereunder as Agent, the provisions of this Section 12 shall inure to its benefit as to any actions taken or omitted by it while it was Agent under this Agreement.  If no successor agent has accepted appointment as Agent by the date which is thirty (30) days after the date of a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nonetheless thereupon become effective and Lenders shall perform all of the duties of Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above.

SECTION 13.        JOINT AND SEVERAL LIABILITY; SURETYSHIP WAIVERS.

13.1         Independent Obligations; Subrogation. The Obligations of each Borrower and of each Guarantor hereunder are joint and several.  To the maximum extent permitted by law, each Borrower and Guarantor hereby waives any claim, right or remedy which such Borrower or Guarantor now has or hereafter acquires against any other Borrower or Guarantor that arises hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Agent or any Lender against any Borrower or Guarantor or any Collateral which Agent or any Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise until the Obligations are fully paid and finally discharged.  In addition, each Borrower and Guarantor hereby waives any right to proceed against the other Borrowers and Guarantors, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Borrower or Guarantor may now have or hereafter have as against the other Borrowers and Guarantors with respect to the Obligations until the Obligations are fully paid and finally discharged.  Each Borrower and Guarantor also hereby waives any rights of recourse to or with respect to any asset of the other Borrowers and Guarantors until the Obligations are fully paid and finally discharged.

13.2         Authority to Modify Obligations and Security. Each Borrower and Guarantor acknowledges that any action taken by Agent and/or Lenders in accordance with the terms of this Agreement and applicable law to: (a) renew, extend, accelerate, or otherwise change the time for payment of, or otherwise change any other term or condition of, any document or agreement evidencing or relating to any Obligations as such Obligations relate to the other Borrowers and Guarantors, including, without limitation, to increase or decrease the rate of interest thereon; (b) accept, substitute, waive, defease, increase, release, exchange or otherwise alter any Collateral, in whole or in part, securing the Obligations of each other Borrower or Guarantor; (c) apply any and all such Collateral and direct the order or manner of sale thereof as Agent and Lenders, in their sole discretion, may determine; (d) deal with the other Borrowers and Guarantors as Agent or any Lender may elect; (e) in Agent’s and Lenders’ sole discretion, settle, release on terms satisfactory to them, or by operation of law or otherwise, compound, compromise, collect or otherwise liquidate any Obligations of any other Borrower or Guarantor and/or any of the Collateral in any manner, and bid and purchase any of the collateral at any sale thereof; (f) apply any and all payments or recoveries from the other Borrowers and Guarantors as Agent or Lenders, in their sole discretion, may determine, whether or not such indebtedness relates to the Obligations; all whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others; and (g) apply any sums realized from Collateral furnished by the other Borrowers and Guarantors upon any of its indebtedness or obligations to Agent or Lenders as they in their sole discretion, may determine, whether or not such indebtedness relates to the Obligations; shall not in any way diminish, release or discharge the liability of any Borrower or Guarantor hereunder (except to the extent that the Obligations are in fact repaid as a result of such action).

13.3         Waiver of Defenses. Upon an Event of Default by any Borrower or Guarantor in respect of any Obligations, Agent and Lenders may, at their option and without notice to any Borrower or Guarantor, proceed directly against any Borrower or Guarantor to collect and recover the full amount of the liability hereunder, or any portion thereof, and each Borrower and Guarantor waives any right to require Agent or any Lender to: (a) proceed against the other Borrowers and Guarantors or any other person whomsoever; (b) proceed against or exhaust any Collateral given to or held by Agent or any Lender in connection with the Obligations; (c) give notice of the terms, time and place of any public or private sale of any of the Collateral except as otherwise provided herein; or (d) pursue any other remedy in Agent’s or any Lender’s power whatsoever.  A separate action or actions may be brought and prosecuted against any Borrower or Guarantor whether or not action is brought against the other Borrowers and Guarantors and whether the other Borrowers and Guarantors be joined in any such action or actions; and each Borrower and Guarantor waives the benefit of any statute of limitations affecting the liability hereunder or the enforcement hereof, and agrees that any payment of any Obligations or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to the liability hereunder.

13.4         Exercise of Agent’s and Lenders’ Rights. Each Borrower and Guarantor hereby authorizes and empowers Agent and Lenders in their sole discretion, without any notice or demand to such Borrower or Guarantor whatsoever and without affecting the liability of such Borrower or Guarantor hereunder, to exercise any right or remedy which Agent or any Lender may have available to them against the other Borrowers and Guarantors.

13.5         Additional Waivers. Each Borrower and Guarantor waives any defense arising by reason of any disability or other defense of the other Borrowers and Guarantors or by reason of the cessation from any cause whatsoever of the liability of any other Borrowers or Guarantors or by reason of any act or omission of Agent or any Lender or others which directly or indirectly results in or aids the discharge or release of any other Borrowers or Guarantors or any Obligations or any Collateral by operation of law or otherwise.  The Obligations shall be enforceable against each Borrower and Guarantor without regard to the validity, regularity or enforceability of any of the Obligations with respect to any other Borrowers or Guarantors or any of the documents related thereto or any collateral security documents securing any of the Obligations.  No exercise by Agent or any Lender of, and no omission of Agent or any Lender to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of Agent or any Lender against any Borrower or Guarantor or any Collateral shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Obligations or any Collateral furnished by Borrowers or Guarantors or give to Borrowers or Guarantors any right of recourse against Agent or any Lender.  Each Borrower and Guarantor specifically agrees that the failure of Agent or any Lender: (a) to perfect any lien on or security interest in any property heretofore or hereafter given any Borrower or Guarantor to secure payment of the Obligations, or to record or file any document relating thereto or (b) to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of any Borrower or Guarantor shall not in any manner whatsoever terminate, diminish, exonerate or otherwise affect the liability of any Borrower or Guarantor hereunder.

13.6         Additional Indebtedness . Additional Obligations may be created from time to time at the request of any Borrower or Guarantor and without further authorization from or notice to any other Borrower or Guarantor even though the borrowing Borrower’s or Guarantor’s financial condition may deteriorate since the date hereof.  Each Borrower and Guarantor waives the right, if any, to require Agent or any Lender to disclose to such Borrower or Guarantor any information it may now have or hereafter acquire concerning any other Borrower’s or Guarantor’s character, credit, Collateral, financial condition or other matters.  Each Borrower and Guarantor has established adequate means to obtain from each other Borrower and Guarantor, on a continuing basis, financial and other information pertaining to such Borrower’s or Guarantor’s business and affairs, and assumes the responsibility for being and keeping informed of the financial and other conditions of the other Borrowers and Guarantors and of all circumstances bearing upon the risk of nonpayment of the Obligations which diligent inquiry would reveal.  Neither Agent nor any Lender need inquire into the powers of any Borrower or Guarantor or the authority of any of their respective officers, directors, partners or agents acting or purporting to act in their behalf, and any Obligations created in reliance upon the purported exercise of such power or authority is hereby guaranteed.  All Obligations of each Borrower and Guarantor to Agent and Lenders heretofore, now or hereafter created shall be deemed to have been granted at each Borrower’s and Guarantor’s special insistence and request and in consideration of and in reliance upon this Agreement.

13.7         Notices, Demands, Etc. Except as expressly provided by this Agreement,

neither Agent nor any Lender shall be under any obligation whatsoever to make or give to any Borrower or Guarantor, and each Borrower and Guarantor hereby waives diligence, all rights of setoff and counterclaim against Agent or any Lender, all demands, presentments, protests, notices of protests, notices of protests, notices of nonperformance, notices of dishonor, and all other notices of every kind or nature, including notice of the existence, creation or incurring of any new or additional Obligations.

13.8         Revival. If any payments of money or transfers of property made to Agent or any Lender by any Borrower or Guarantor should for any reason subsequently be declared to be, or in Agent’s counsel’s good faith opinion be determined to be, fraudulent (within the meaning of any state or federal law relating to fraudulent conveyances), preferential or otherwise voidable or recoverable in whole or in part for any reason (hereinafter collectively called “voidable transfers”) under the Bankruptcy Code or any other federal or state law and Agent or any Lender is required to repay or restore, or in Agent’s counsel’s good faith opinion may be so liable to repay or restore, any such voidable transfer, or the amount or any portion thereof, then as to any such voidable transfer or the amount repaid or restored and all reasonable costs and expenses (including reasonable attorneys’ fees) of Agent or any Lender related thereto, such Borrower’s and Guarantor’s liability hereunder shall automatically be revived, reinstated and restored and shall exist as though such voidable transfer had never been made to Agent or such Lender.

13.9         Understanding of Waivers . Each Borrower and Guarantor warrants and agrees that the waivers set forth in this Section 13 are made with full knowledge of their significance and consequences.  If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

SECTION 14.        TERM; MISCELLANEOUS.

14.1         Term.

(a)           This Agreement and the other Financing Agreements shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on August 10, 2016 (the “Renewal Date”), and from year to year thereafter, unless sooner terminated pursuant to the terms hereof.  Agent may, at its option (or shall at the direction of any Lender in writing received by Agent at least sixty (60) days prior to the Renewal Date or the anniversary of any Renewal Date, as the case may be), terminate this Agreement and the other Financing Agreements, or Borrowers may terminate this Agreement and the other Financing Agreements, in each case, effective on the Renewal Date or on the anniversary of the Renewal Date in any year by giving to the other party at least sixty (60) days prior written notice; provided, that, this Agreement and all other Financing Agreements still in effect on such date, if any, must be terminated simultaneously.  In addition, Borrowers may terminate this Agreement at any time upon ten (10) days prior written notice to Agent (which notice shall be irrevocable) and Agent may, at its option, and shall at the direction of Required Lenders, terminate this Agreement at any time on or after the occurrence and during the continuance of an Event of Default, subject to any cure periods specified in Section 10.1 hereof.  Upon the Renewal Date or any other effective date of termination of the Financing Agreements, Borrowers shall pay to

Agent all outstanding and unpaid Obligations (other than contingent indemnification obligations and other contingent Obligations which expressly survive the termination of this Agreement and the other Financing Agreements) and shall furnish cash collateral to Agent (or at Agent’s option, a letter of credit issued for the account of Borrowers and at Borrowers’ expense, in form and substance satisfactory to Agent, by an issuer acceptable to Agent and payable to Agent as beneficiary) in such amounts as Agent determines are reasonably necessary to secure Agent, Lenders and Issuing Bank from loss, cost, damage or expense, including attorneys’ fees and expenses, in connection with any contingent Obligations, including issued and outstanding Letter of Credit Accommodations and checks or other payments provisionally credited to the Obligations and/or as to which Agent or any Lender has not yet received final payment and any continuing obligations of Agent or any Lender pursuant to any Deposit Account Control Agreement and for any of the Obligations arising under or in connection with any Bank Products in such amounts as the Bank Product Provider providing such Bank Products may require (unless such Obligations arising under or in connection with any Bank Products are paid in full in cash and terminated in a manner satisfactory to such Bank Product Provider.  The amount of such cash collateral (or letter of credit, as Agent may determine) as to any Letter of Credit Accommodations shall be in the amount equal to one hundred five (105%) percent of the amount of the Letter of Credit Accommodations plus the amount of any fees and expenses payable in connection therewith through the end of the latest expiration date of the letters of credit giving rise to such Letter of Credit Accommodations.  Such payments in respect of the Obligations and cash collateral shall be remitted by wire transfer in Federal funds to the Agent Payment Account or such other bank account of Agent, as Agent may, in its discretion, designate in writing to Borrowers for such purpose.  Interest shall be due until and including the next Business Day, if the amounts so paid by Borrowers to the Agent Payment Account or other bank account designated by Agent are received in such bank account later than 12:00 noon, New York time.

(b)           No termination of the Revolving Loan Facility, this Agreement or the other Financing Agreements shall relieve or discharge any Borrower or any Borrower of its respective duties, obligations and covenants under this Agreement or the other Financing Agreements until all Obligations have been fully and finally discharged and paid, and Agent’s continuing security interest in the Collateral and the rights and remedies of Agent and Lenders hereunder, under the other Financing Agreements and applicable law, shall remain in effect until all such Obligations have been fully and finally discharged and paid and Lenders have no further obligations hereunder (following which all securing interests, liens and the like shall be released).  Accordingly, each Borrower and Guarantor waives any rights it may have under the UCC to demand the filing of termination statements with respect to the Collateral and Agent shall not be required to send such termination statements to any Borrower or Guarantor, or to file them with any filing office, unless and until this Agreement and all Commitments of all Lenders shall have been terminated in accordance with its terms and all Obligations paid and satisfied in full in immediately available funds.

14.2         Interpretative Provisions.

(a)           All terms used herein which are defined in Article 1, Article 8 or Article 9 of the UCC shall have the meanings given therein unless otherwise defined in this Agreement.

(b)           All references to the plural herein shall also mean the singular and to the singular shall also mean the plural unless the context otherwise requires.

(c)           All references to any Borrower, any Guarantor, any Obligor, Agent and any Lender pursuant to the definitions set forth in the recitals hereto, or to any other person herein, shall include their respective successors and assigns.

(d)           The words “hereof”, “herein”, “hereunder”, “this Agreement” and words of similar import when used in this Agreement and any of the other Financing Agreements shall refer to this Agreement and such Financing Agreement as a whole and not any particular provision hereof or thereof and as this Agreement or such Financing Agreements now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(e)           The word “including” when used in this Agreement shall mean “including, without limitation”.

(f)            An Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 11.3 hereof or is cured in a manner satisfactory to Agent, if such Event of Default is capable of being cured as determined by Agent.

(g)           All references to the term “good faith” used herein when applicable to Agent or any Lender shall mean, notwithstanding anything to the contrary contained herein or in the UCC, honesty in fact in the conduct or transaction concerned.  Borrowers shall have the burden of proving any lack of good faith on the part of Agent or any Lender alleged by Borrowers at any time.

(h)           Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given in accordance with GAAP, and all financial computations hereunder shall be computed unless otherwise specifically provided herein, in accordance with GAAP as consistently applied and using the same method for inventory valuation as used in the preparation of the financial statements of Borrowers and Guarantors most recently received by Agent prior to the date hereof.

(i)            In the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including”, the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including”.

(j)            Unless otherwise expressly provided herein, (i) references herein to any agreement, document or instrument in this Agreement shall be deemed to include all subsequent amendments, modifications, supplements, extensions, renewals, restatements or replacements with respect thereto, but only to the extent the same are not prohibited by the terms hereof or of any other Financing Agreement, and (ii) references to any statute or regulation are to be construed as including all statutory and regulatory provisions consolidating, amending, replacing, recodifying, supplementing or interpreting the statute or regulation.

(k)           The captions and headings of this Agreement are for convenience of reference only and shall not affect the interpretation of this Agreement.

(l)            This Agreement and other Financing Agreements may use several different limitations, tests or measurements to regulate the same or similar matters.  All such limitations, tests and measurements are cumulative and shall each be performed in accordance with their terms.

(m)          This Agreement and the other Financing Agreements are the result of negotiations among and have been reviewed by counsel to Agent and the other parties, and are the products of all parties.  Accordingly, this Agreement and the other Financing Agreements shall not be construed against Agent or Lenders merely because of Agent’s or any Lender’s involvement in their preparation.

14.3         Notices. Except as otherwise provided herein, all notices, requests and demands hereunder shall be in writing and deemed to have been given or made:  if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing.  All notices, requests and demands upon the parties are to be given to the following addresses (or to such other address as any party may designate by notice in accordance with this Section):

If to any Borrower or Guarantor:

Lerner New York, Inc.

450 West 33rd Street

New York, NY 10001

Attention: Chief Financial Officer

Telephone No.: (212) 884-2110

Telecopy No.: (212) 884-2103

and

Attention: General Counsel

Telephone No.: (212) 884-2122

Telecopy No.: (212) 884-2965

With a copy to:	Kirkland & Ellis LLP Citigroup Center 601 Lexington Avenue New York, NY 10022 Attention: Ellen M. Snare Telephone No.: (212) 446-4800 Telecopy No.: (212) 446-4900

If to Agent:	Wells Fargo Bank, National Association, as Agent One Boston Place, 19th Floor Boston, Massachusetts 02108 Attention: Ms. Danielle Baldinelli Telephone No.: (617) 854-7238 Telecopy No.: (877) 353-3045

14.4         Partial Invalidity. If any provision of this Agreement is held to be invalid or unenforceable, such invalidity or unenforceability shall not invalidate this Agreement as a whole, but this Agreement shall be construed as though it did not contain the particular provision held to be invalid or unenforceable and the rights and obligations of the parties shall be construed and enforced only to such extent as shall be permitted by applicable law.

14.5         Confidentiality.

(a)           Agent and each Lender shall use all reasonable efforts to keep confidential, in accordance with its customary procedures for handling confidential information and safe and sound lending practices, any non-public information supplied to it by any Borrower or Guarantor pursuant to this Agreement which is clearly and conspicuously marked as confidential at the time such information is furnished by any Borrower or Guarantor to Agent or such Lender, provided, that, nothing contained herein shall limit the disclosure of any such information: (i) to the extent required by statute, rule, regulation, subpoena or court order, (ii) to bank examiners and other regulators, auditors and/or accountants, in connection with any litigation to which Agent or such Lender is a party, (iii) to any Lender or Participant (or prospective Lender or Participant) or to any Affiliate of any Lender so long as such Lender or Participant (or prospective Lender or Participant) or Affiliate shall have been instructed to treat such information as confidential in accordance with this Section 14.5, or (iv) to counsel for Agent or any Lender or Participant (or prospective Lender or Participant).

(b)           In the event that Agent or any Lender receives a request or demand to disclose any confidential information pursuant to any subpoena or court order, Agent or such Lender, as the case may be, agrees (i) to the extent permitted by applicable law or if permitted by applicable law, to the extent Agent or such Lender determines in good faith that it will not create any risk of liability to Agent or such Lender, Agent or such Lender will promptly notify Borrowers of such request so that Borrowers may seek a protective order or other appropriate relief or remedy and (ii) if disclosure of such information is required, disclose such information and, subject to reimbursement by Borrowers of Agent’s or such Lender’s expenses, cooperate with Borrowers in the reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to such portion of the disclosed information which Borrowers so designate, to the extent permitted by applicable law or if permitted by applicable law, to the extent Agent or such Lender determines in good faith that it will not create any risk of liability to Agent or such Lender.

(c)           In no event shall this Section 14.5 or any other provision of this Agreement, any of the other Financing Agreements or applicable law be deemed: (i) to apply to or restrict disclosure of information that has been or is made public by any Borrower or Guarantor or any third party or otherwise becomes generally available to the public other than as a result of a disclosure in violation hereof, (ii) to apply to or restrict disclosure of information that was or becomes available to Agent or any Lender (or any Affiliate of any Lender) on a non-confidential basis from a person other than a Borrower or Guarantor, (iii) to require Agent or any Lender to return any materials furnished by any Borrower or Guarantor to Agent or a Lender or prevent Agent or a Lender from responding to routine informational requests in accordance with the Code of Ethics for the Exchange of Credit Information promulgated by The Robert Morris Associates or other applicable industry standards relating to the exchange of credit information.  The obligations of Agent and Lenders under this Section 14.5 shall supersede and replace the obligations of Agent and Lenders under any confidentiality letter signed prior to the date hereof.

14.6         Successors. This Agreement, the other Financing Agreements and any other document referred to herein or therein shall be binding upon and inure to the benefit of and be enforceable by Agent, Lenders, Bank Product Providers, Borrowers, Guarantors and their respective successors and assigns, except that no Borrower or Guarantor may assign its rights under this Agreement, the other Financing Agreements and any other document referred to herein or therein without the prior written consent of Agent and Lenders.  Any such purported assignment without such express prior written consent shall be void.  No Lender may assign its rights and obligations under this Agreement without the prior written consent of Agent, except as provided in Section 14.7 below.  The terms and provisions of this Agreement and the other Financing Agreements are for the purpose of defining the relative rights and obligations of Borrowers, Guarantors, Agent and Lenders with respect to the transactions contemplated hereby and there shall be no third party beneficiaries of any of the terms and provisions of this Agreement or any of the other Financing Agreements.

14.7         Assignments; Participations.

(a)           Each Lender may, with the prior written consent of Agent, assign all or, if less than all, a portion equal to at least $10,000,000 in the aggregate for the assigning Lender, of such rights and obligations under this Agreement to one or more Eligible Transferees or Approved Funds (but not including for this purpose any assignments in the form of a participation), each of which assignees shall become a party to this Agreement as a Lender by execution of an Assignment and Acceptance; provided, that, such transfer or assignment will not be effective until:  (i) it is recorded by Agent on the Register; and (ii) Agent shall have received for its sole account payment of a processing fee from the assigning Lender or the assignee in the amount of $5,000.  Anything contained in this Section 14.7 hereof to the contrary notwithstanding, the consent of Borrowers or Agent shall not be required, the minimum assignment amount shall not be applicable, an Assignment and Acceptance shall not be required to be delivered to, accepted by or recorded by Agent on the Register in order to be effective, valid, binding and enforceable and payments of the processing fee shall not be required if  such assignment is in connection with any merger, consolidation, sale, transfer, or other disposition of all or any substantial portion of the business or loan portfolio of a Lender; provided, that Borrowers and Agent may continue to deal solely and directly with the assigning Lender in connection with the interest so assigned until such time as written notice of such assignment shall have been delivered by the assigning Lender or the assignee to Agent.

(b)           Agent, acting for this purpose only as agent of Borrowers, shall maintain a register of the names and addresses of Lenders, their Commitments and the principal amount of their Loans (the “Register”); provided, that, in the case of an assignment or delegation covered by Section 14.7(a) hereof, which is not reflected in the Register, the assigning Lender shall maintain a comparable register (the “Lender Register”) on behalf of Borrowers.  Agent shall also maintain a copy of each Assignment and Acceptance delivered to and accepted by it and shall modify the Register to give effect to each Assignment and Acceptance.  The entries in the Register and Lender Register shall be conclusive and binding for all purposes, absent manifest error, and Borrowers, Guarantors, Agent and Lenders may treat each Person whose name is recorded in the Register or Lender Register as a Lender hereunder for all purposes of this Agreement.  The Register and Lender Register shall be available for inspection by Borrowers and any Lender at any reasonable time and from time to time upon reasonable prior notice.  This Section 14.6(b) shall be construed so that the Loans and Commitments are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code.

(c)           If required under Section 14.7 hereof, upon such execution, delivery, acceptance and recording, and otherwise from and after the effective date specified in each Assignment and Acceptance, (i) the assignee thereunder shall be a party hereto and to the other Financing Agreements and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations (including, without limitation, the obligation to participate in Letter of Credit Accommodations) of a Lender hereunder and thereunder and (ii) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement.

(d)           By execution and delivery to each other of an Assignment and Acceptance, the assignor and assignee thereunder confirm to and agree with each other and the other parties hereto as follows:  (i) other than as provided in such Assignment and Acceptance, the assigning Lender makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or any of the other Financing Agreements or the execution, legality, enforceability, genuineness, sufficiency or value of this Agreement or any of the other Financing Agreements furnished pursuant hereto, (ii) the assigning Lender makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower, any Guarantor or any of their respective Subsidiaries or the performance or observance by any Borrower or any Guarantor of any of the Obligations; (iii) such assignee confirms that it has received a copy of this Agreement and the other Financing Agreements, together with such other documents and information it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance, (iv) such assignee will, independently and without reliance upon the assigning Lender, Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Financing Agreements, (v) such assignee appoints and authorizes Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Agreements as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto, and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement and the other Financing Agreements are required to be performed by it as a Lender.  Agent and Lenders may furnish any information concerning any Borrower or any Guarantor in the possession of Agent or any Lender from time to time to assignees and Participants.

(e)           Each Lender may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement and the other Financing Agreements (including, without limitation, all or a portion of its Commitment and the Loans owing to it and its participation in the Letter of Credit Accommodations, without the consent of Agent or the other Lenders); provided, that, (i) such Lender’s obligations under this

Agreement (including, without limitation, its Commitment hereunder) and the other Financing Agreements shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, and Borrowers, the other Lenders and Agent shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and the other Financing Agreements, (iii) the Participant shall not have any rights under this Agreement or any of the other Financing Agreements (the Participant’s rights against such Lender in respect of such participation to be those set forth in the agreement executed by such Lender in favor of the Participant relating thereto) and all amounts payable by Borrowers or any Guarantor hereunder (including any amounts payable under Sections 3.3, 3.4, 3.5 and 3.6 hereof) shall be determined as if such Lender had not sold such participation.

(f)            Nothing in this Agreement shall prevent or prohibit any Lender from pledging its Loans hereunder to a Federal Reserve Bank in support of borrowings made by such Lenders from such Federal Reserve Bank.  Borrowers hereby acknowledge that the Lenders and their Affiliates may sell or securitize the Loans (a “Securitization”) through the pledge of the Loans as collateral security for loans to the Lenders or their Affiliates or through the sale of the Loans or the issuance of direct or indirect interests in the Loans, which loans to the Lenders or their Affiliates or direct or indirect interests will be rated by Moody’s, Standard & Poor’s or one or more other rating agencies (the “Rating Agencies”).  Borrowers shall cooperate with the Lenders and their Affiliates to effect the Securitization including, without limitation, by (a) amending this Agreement and the other Financing Agreements, and executing such additional documents, as reasonably requested by the Lenders in connection with the Securitization, provided that (i) any such amendment or additional documentation does not impose material additional costs on the Borrowers and (ii) any such amendment or additional documentation does not materially adversely affect the rights, or materially increase the obligations, of the Borrowers under the Financing Agreements or change or affect in a manner adverse to the Borrowers the financial terms of the Loans, (b) providing such information as may be reasonably requested by the Lenders in connection with the rating of the Loans or the Securitization, and (c) providing in connection with any rating of the Loans a certificate (i) agreeing to indemnify the Lenders and their Affiliates, any of the Rating Agencies, or any party providing credit support or otherwise participating in the Securitization (collectively, the “Securitization Parties”) for any losses, claims, damages or liabilities (the “Liabilities”) to which the Lenders, their Affiliates or such Securitization Parties may become subject insofar as the Liabilities arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Financing Agreement or in any writing delivered by or on behalf of any Borrower or Guarantor to the Lenders in connection with any Financing Agreement or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and such indemnity shall survive any transfer by the Lenders or their successors or assigns of the Loans and (ii) agreeing to reimburse the Lenders and their Affiliates for any legal or other expenses reasonably incurred by such Persons in connection with defending the Liabilities.

(g)           Borrowers shall assist Agent or any Lender permitted to sell assignments or participations under this Section 14.7 in whatever manner reasonably necessary in order to enable or effect any such assignment or participation, including (but not limited to)

the execution and delivery of any and all agreements, notes and other documents and instruments as shall be requested and the delivery of informational materials, appraisals or other documents for, and the participation of relevant management in meetings and conference calls with, potential Lenders or Participants.  Borrowers shall certify the correctness, completeness and accuracy, in all material respects, of all descriptions of Borrowers and their affairs provided, prepared or reviewed by Borrowers that are contained in any selling materials and all other information provided by it and included in such materials.

14.8         Entire Agreement. This Agreement, the other Financing Agreements, any supplements hereto or thereto, and any instruments or documents delivered or to be delivered in connection herewith or therewith represents the entire agreement and understanding concerning the subject matter hereof and thereof between the parties hereto, and supersede all other prior agreements, understandings, negotiations and discussions, representations, warranties, commitments, proposals, offers and contracts concerning the subject matter hereof, whether oral or written.  In the event of any inconsistency between the terms of this Agreement and any schedule or exhibit hereto, the terms of this Agreement shall govern.

14.9         Patriot Act.  Agent and each Lender hereby notifies Borrowers and Guarantors that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrowers and Guarantors, which information includes the name and address of each Borrower and Guarantor and other information that will allow Agent or such Lender to identify Borrowers and Guarantors in accordance with the Patriot Act.  In addition, if Agent or a Lender is required by law or regulation or internal policies to do so, it shall have the right to periodically conduct (a) Patriot Act searches, OFAC/PEP searches, and customary individual background checks for any Borrower or Guarantor and (b) OFAC/PEP searches and customary individual  background checks for the senior management and key principals of any Borrower and Guarantor, and any Borrower and each Guarantor agrees to cooperate in respect of the conduct of such searches and further agrees that the reasonable costs and charges for such searches shall be payable by Borrowers to Agent or such Lender hereunder and shall be for the account of Borrowers.  Borrowers and Guarantors are hereby advised that any Loans or Letter of Credit Accommodations hereunder are subject to satisfactory results of such verification.

14.10       Counterparts, Etc. This Agreement or any of the other Financing Agreements may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement or any of the other Financing Agreements by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement or any of such other Financing Agreements.  Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

SECTION 15.        ACKNOWLEDGMENT AND RESTATEMENT

15.1         Existing Obligations. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that, as of the close of business on August 9, 2011,

Borrowers are indebted to Agent and Lenders in respect of Loans under the Existing Loan Agreement in the aggregate principal amount of $4,500,000 and Existing Letters of Credit under the Existing Loan Agreement in the aggregate principal amount of $7,725,141.45, in each case together with all interest accrued and accruing thereon (to the extent applicable), and all fees, costs, expenses and other charges relating thereto, all of which are unconditionally owing by Borrowers and Guarantors to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

15.2         Acknowledgment of Security Interests. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, shall continue to have a security interest in and lien upon the Collateral heretofore granted to Agent pursuant to the Existing Financing Agreements to secure the Obligations, as well as any Collateral granted to Agent under this Agreement or under any of the other Financing Agreements or otherwise granted to or held by Agent or any Lender.  The liens and security interests of Agent in the Collateral shall be deemed to be continuously granted and perfected from the earliest date of the granting and perfection of such liens and security interests to Agent, whether under the Existing Financing Agreements, this Agreement or any of the other Financing Agreements.

15.3         Acknowledgment of Security Interests. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers.

15.4         Existing Financing Agreements. Each Borrower and Guarantor hereby acknowledges, confirms and agrees that: (a) the Existing Financing Agreements have been duly executed and delivered by such Borrower and Guarantor and are in full force and effect as of the date hereof and (b) the agreements and obligations of such Borrower and Guarantor contained in the Existing Financing Agreements constitute the legal, valid and binding obligations of such Borrower and Guarantor enforceable against each of them in accordance with their respective terms and such Borrower and Guarantor has no valid defense to the enforcement of such obligations and (c) Agent, on behalf of Lenders and Bank Product Providers, is entitled to all of the rights and remedies provided for in favor of Agent, Lenders and Bank Product Providers in the Existing Financing Agreements, as amended and restated by this Agreement.

15.5         Restatement. Except as otherwise stated in Section 15.2 hereof and this Section 15.5, as of the date hereof, the terms, conditions, agreements, covenants, representations and warranties set forth in the Existing Financing Agreements are hereby amended and restated in their entirety, and as so amended and restated, replaced and superseded, by the terms, conditions, agreements, covenants, representations and warranties set forth in this Agreement and the other Financing Agreements.  The amendment and restatement contained herein shall not, in any manner, be construed to constitute payment of, or impair, limit, cancel or extinguish, or constitute a novation in respect of, the Indebtedness and other obligations and liabilities of Borrowers or Guarantors evidenced by or arising under the Existing Financing Agreements, and the liens and security interests of Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers, in the Collateral (as such term is defined herein) securing such Indebtedness and other obligations and liabilities, which shall not in any manner be impaired, limited, terminated, waived or released, but shall continue in full force and effect in favor of

Agent, for itself and the ratable benefit of the Lenders and the Bank Product Providers.  The principal amount of the Loans and the amount of the Existing Letters of Credit outstanding as of the date hereof under the Existing Financing Agreements shall be allocated to the Loans and Letter of Credit Accommodations hereunder in such manner and in such amounts as Agent shall determine.

15.6         Release. Each Borrower and Guarantor, for itself and its successors and assigns, does hereby remise, release, discharge and hold Agent, Lenders, Bank Product Providers, and their respective officers, directors, agents and employees and their respective predecessors, successors and assigns harmless from all claims, demands, debts, sums of money, accounts, damages, judgments, financial obligations, actions, causes of action, suits at law or in equity, of any kind or nature whatsoever, whether or not now existing or known, which any Borrower, any Guarantor or their respective successors or assigns has had or may now or hereafter claim to have against Agent, any Lender, any Bank Product Provider or their respective officers, directors, agents and employees and their respective predecessors, successors and assigns in any way arising from or connected with the Existing Financing Agreements or the arrangements set forth therein or transactions thereunder up to and including the date hereof, except to the extent Borrowers shall notify Agent in writing of any specific exceptions to charges for interest, fees, costs and expenses set forth in the most recent monthly statement of Borrowers’ loan accounts sent by Agent to Borrowers prior to the date hereof pursuant to the Existing Financing Agreements within thirty (30) days after the date hereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

BORROWERS

LERNER NEW YORK, INC.

By:	/s/ Sheamus Toal

Title:	EVP, CFO, Treasurer and Secretary

LERNCO, INC.

By:	/s/ Sheamus Toal

Title:	President

LERNER NEW YORK OUTLET, INC.

By:	/s/ Sheamus Toal

Title:	EVP, CFO and Treasurer

GUARANTORS

NEW YORK & COMPANY, INC.

By:	/s/ Sheamus Toal

Title:	EVP, CFO, Treasurer and Secretary

NEVADA RECEIVABLE FACTORING, INC.

By:	/s/ Sheamus Toal

Title:	President and CFO

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Third Amended and Restated Loan and Security Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LERNER NEW YORK HOLDING, INC.

		By:	/s/ Sheamus Toal

		Title:	EVP, CFO, Treasurer and Secretary

LERNER NEW YORK GC, LLC

		By:	/s/ Sheamus Toal

		Title:	President

NEW YORK & COMPANY STORES, INC.

		By:	/s/ Sheamus Toal

		Title:	Treasurer

AGENTS

WELLS FARGO, NATIONAL ASSOCIATION, as Agent

By:	/s/ Danielle Baldinelli

Title:	Vice President

[SIGNATURES CONTINUED ON NEXT PAGE]

[Signature Page to Third Amended and Restated Loan and Security Agreement]

[SIGNATURES CONTINUED FROM PREVIOUS PAGE]

LENDERS

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Danielle Baldinelli

Title:	Vice President

[Signature Page to Third Amended and Restated Loan and Security Agreement]

EXHIBIT A
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

FORM OF
ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of                           , 20     is made between                                                  (the “Assignor”) and                                          (the “Assignee”).  Initially capitalized terms used herein without definitions shall have the meanings given in the Loan Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Wells Fargo Capital Finance, LLC, as arranger, Wells Fargo, National Association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Persons which are parties thereto as lenders (in such capacity, “Agent”), and the Persons which are parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered or are about to enter into financing arrangements pursuant to which Agent and Lenders may make loans and, with regard to Lenders only, provide other financial accommodations to Lerner New York, Inc. (“Lerner”), Lernco, Inc. (“Lernco”), and Lerner New York Outlet, Inc. (“Lerner Outlet” and together with Lerner, “Borrowers” and individually each a “Borrower”) as set forth in the Third Amended and Restated Loan and Security Agreement, dated August 10, 2011, by and among Borrowers, certain of their affiliates, Agent, and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, as provided under the Loan Agreement, Assignor committed to making Revolving Loans (the “Committed Revolving Loans”) to Borrowers in an aggregate amount not to exceed                              Dollars ($                  ) (the “Commitment”);

WHEREAS, Assignor wishes to assign to Assignee [part of the] [all] rights and obligations of Assignor under the Loan Agreement in respect of its Commitment in an amount equal to $                             (the “Assigned Commitment Amount”) on the terms and subject to the conditions set forth herein and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1.               Assignment and Acceptance.

(a)          Subject to the terms and conditions of this Assignment and Acceptance, Assignor hereby sells, transfers and assigns to Assignee, and Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) an interest in (i) the Commitment and each of the Committed Revolving Loans of Assignor and (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the other Financing Agreements, so that after giving effect thereto, the Commitment of Assignee shall be as set forth below and the Pro Rata Share of Assignee shall be                (    %).

(b)         With effect on and after the Effective Date (as defined in Section 5 hereof), Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Commitment Amount.  Assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Agreement are required to be performed by it as a Lender.  It is the intent of the parties hereto that the Commitment of Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Commitment Amount and Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee; provided, that, Assignor shall not relinquish its rights under Sections 2.1, 6.4, 6.9 and 6.10 of the Loan Agreement to the extent such rights relate to the time prior to the Effective Date.

(c)          After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignee’s Commitment will be                          Dollars ($              ).

(d)         After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignor’s Commitment will be                          Dollars ($              ) (as such amount may be further reduced by any other assignment by Assignor on or after the date hereof).

2.               Payments.

(a)          As consideration for the sale, assignment and transfer contemplated in Section 1 hereof, Assignee shall pay to Assignor on the Effective Date in immediately available funds an amount equal to                          Dollars ($              ), representing Assignee’s Pro Rata Share of the amount owed by Borrowers with respect to the Committed Revolving Loans assigned hereunder.

(b)         Assignee shall pay to Agent the processing fee in the amount specified in Section 14.7(a) of the Loan Agreement.

3.               Reallocation of Payments.  Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, Committed Revolving Loans and outstanding Letter of Credit Accommodations shall be for the account of Assignor.  Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Commitment Amount shall be for the account of Assignee.  Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4.               Independent Credit Decision.  Assignee acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of the Borrowers and their Subsidiaries, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance and  agrees that it will, independently and without reliance upon Assignor, Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

5.               Effective Date; Notices.

(a)          As between Assignor and Assignee, the effective date for this Assignment and Acceptance shall be                               , 20     (the “Effective Date”); provided, that, the following conditions precedent have been satisfied on or before the Effective Date:

(i)                       this Assignment and Acceptance shall be executed and delivered by Assignor and Assignee;

(ii)                    the consent of Agent as required for an effective assignment of the Assigned Commitment Amount by Assignor to Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

(iii)                 written notice of such assignment, together with payment instructions, addresses and related information with respect to Assignee, shall have been given to Borrowers and Agent;

(iv)                Assignee shall pay to Assignor all amounts due to Assignor under this Assignment and Acceptance; and

(v)                   the processing fee referred to in Section 2(b) hereof shall have been paid to Agent.

(b)         Promptly following the execution of this Assignment and Acceptance, Assignor shall deliver to Borrowers and Agent for acknowledgment by Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6.               Agent.[INCLUDE ONLY IF ASSIGNOR IS AN AGENT]

(a)          Assignee hereby appoints and authorizes Wells Fargo Bank, National Association in its capacity as Agent to take such action as agent on its behalf to exercise such powers under the Loan Agreement as are delegated to Agent by Lenders pursuant to the terms of the Loan Agreement.

(b)         Assignee shall assume no duties or obligations held by Assignor in its capacity as

[Agent under the Loan Agreement.]

7.               Withholding Tax.  Assignee (a) represents and warrants to Assignor, Agent and Borrowers that under applicable law and treaties no tax will be required to be withheld by Assignee, Agent or Borrowers with respect to any payments to be made to Assignee hereunder or under any of the Financing Agreements,  (b) agrees to furnish (if it is organized under the laws of any jurisdiction other than the United States or any State thereof) to Agent and Borrowers prior to the time that Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8ECI or U.S. Internal Revenue Service Form W-8BEN (wherein Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8ECI or W-8BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

8.               Representations and Warranties.

(a)          Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any security interest, lien, encumbrance or other adverse claim, (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance, and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b)         Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any of the other Financing Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto.  Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrowers, or the performance or observance by Borrowers or any other Person, of any of its respective obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.

(c)          Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder, (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (v) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights to general equitable principles.

9.               Further Assurances.  Assignor and Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Borrowers or Agent, which may be required in connection with the assignment and assumption contemplated hereby.

10.         Miscellaneous.

(a)          Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto.  No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other for further breach thereof.

(b)         All payments made hereunder shall be made without any set-off or counterclaim.

(c)          Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d)         This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e)          THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.  Assignor and Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York County, New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court.  Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(f)            ASSIGNOR AND ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AGREEMENT, ANY OF THE OTHER FINANCING AGREEMENTS OR ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

[ASSIGNOR]

By:
Title:

[ASSIGNEE]

By:
Title:

SCHEDULE 1

NOTICE OF ASSIGNMENT AND ACCEPTANCE

, 20

Wells Fargo Bank, National Association

One Boston Place, 19th Floor

Boston, Massachusetts 02108

Attn.: Portfolio Manager-Lerner New York, Inc.

Ladies and Gentlemen:

Wells Fargo Capital Finance, LLC, as arranger, Wells Fargo Bank, National Association, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the Persons which are parties thereto as lenders (in such capacity, “Agent”), and the Persons which are parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered or are about to enter into financing arrangements pursuant to which Agent and Lenders may make loans and, with regard to Lenders only, provide other financial accommodations, to Lerner New York, Inc. (“Lerner”), Lernco, Inc. (“Lernco”), and Lerner New York Outlet, Inc. (“Lerner Outlet” and together with Lerner, “Borrowers” and individually each a “Borrower”) as set forth in the Third Amended and Restated Loan and Security Agreement, dated August 10, 2011, by and among Borrowers, certain of their affiliates, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”).  Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

We hereby give you notice of, and request your consent to, the assignment by                                                      (the “Assignor”) to                                                        (the “Assignee”) such that after giving effect to the assignment Assignee shall have an interest equal to                  (    %) of the Commitments pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”).  We understand that the Assignor’s Commitment shall be reduced by                      Dollars ($                  ), as the same may be further reduced by other assignments on or after the date hereof.

Assignee agrees that, upon receiving the consent of Agent to such assignment, Assignee will be bound by the terms of the Loan Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest under the Loan Agreement.

The following administrative details apply to Assignee:

(A)	Notice address:

Assignee name:
Address:
Attention:
Telephone:
Telecopier:

(B)	Payment instructions:

Account No.:
At:
Reference:
Attention:

You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.

IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

[NAME OF ASSIGNOR]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

ACKNOWLEDGED AND ASSIGNMENT
CONSENTED TO:

WELLS FARGO BANK, NATIONAL ASSOCIATION
as Agent

By:
Title:

EXHIBIT B

TO

THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Form of Borrowing Base Certificate

See attached.

B-1

EXHIBIT C
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Form of Compliance Certificate

COMPLIANCE CERTIFICATE

To Wells Fargo Bank, National Association

One Boston Place, 19th Floor

Boston, Massachusetts 02108

Ladies and Gentlemen:

Each of the undersigned hereby certifies to you pursuant to Section 9.6(a) of the Loan Agreement (as defined below) as follows:

1.               HE/SHE IS THE DULY ELECTED CHIEF FINANCIAL OFFICER OR OTHER ELECTED OFFICER ACCEPTABLE TO AGENT (AS DEFINED BELOW) OF EACH BORROWER (AS DEFINED BELOW) WITH RESPECT TO WHICH SUCH PERSON HAS EXECUTED THIS DOCUMENT.  CAPITALIZED TERMS USED HEREIN WITHOUT DEFINITION SHALL HAVE THE MEANINGS GIVEN TO SUCH TERMS IN THE THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT, DATED AUGUST 10, 2011 (AS THE NOW EXISTS OR MAY HEREAFTER BE AMENDED, MODIFIED, SUPPLEMENTED, EXTENDED, RENEWED, RESTATED OR REPLACED, THE “LOAN AGREEMENT”), BY AND AMONG WELLS FARGO  CAPITAL FINANCE, LLC, AS ARRANGER, WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT FOR THE PERSONS PARTY THERETO AS LENDERS (IN SUCH CAPACITY, “AGENT”), THE PERSONS PARTY THERETO AS LENDERS (COLLECTIVELY, “LENDERS”), LERNER NEW YORK, INC. (“LERNER”), LERNCO, INC. (“LERNCO”), AND LERNER NEW YORK OUTLET, INC. (“LERNER OUTLET” AND TOGETHER WITH LERNER AND LERNCO, COLLECTIVELY, “BORROWERS” AND INDIVIDUALLY EACH A “BORROWER”) AND THE OTHER PARTIES THERETO.

2.               He/She has reviewed the terms of the Loan Agreement, and has made, or has caused to be made under his/her supervision, a review in reasonable detail of the transactions and the financial condition of Borrowers and their Subsidiaries, during the immediately preceding fiscal month.

3.               The review described in Section 2 above did not disclose the existence during or at the end of such fiscal month, and he/she has no knowledge of the existence and continuance on the date hereof, of any condition or event which constitutes a Default or an Event of Default, except as set forth on Schedule I attached hereto.  Described on Schedule I attached hereto are the exceptions, if any, to this Section 3 listing, in detail, the nature of the condition or event, the period during which it has existed and the action which Borrowers or any Obligor has taken, is taking, or proposes to take with respect to such condition or event.

4.               He/She further certifies that, based on the review described in Section 2 above, no Borrower or Guarantor has at any time during or at the end of such fiscal month, except as specifically described on Schedule II attached hereto or as permitted by the Loan Agreement, done any of the following:

(a)          Changed its corporate name, or transacted business under any trade name, style, or fictitious name, other than those previously described to you and set forth in the Financing Agreements.

(b)         Changed the location of its chief executive office, changed its jurisdiction of incorporation, changed its type of organization or changed the location of or disposed of any of its properties or assets (other than pursuant to the sale of Inventory in the ordinary course of its business or as otherwise permitted by Section 9.7 of the Loan Agreement), or established any new asset locations.

(c)          Materially changed the terms upon which it sells goods (including sales on consignment) or provides services, nor has any vendor or trade supplier to any Borrower or any Guarantor during or at the end of such period materially adversely changed the terms upon which it supplies goods to such Borrower or such Guarantor.

(d)         Permitted or suffered to exist any security interest in or liens on any of its properties, whether real or personal, other than as specifically permitted in the Financing Agreements.

(e)          Received any notice of, or obtained knowledge of any of the following not previously disclosed to Agent:  (i) the occurrence of any event involving the release, spill or discharge of any Hazardous Material in violation of applicable Environmental Law in a material respect or (ii) any investigation, proceeding, complaint, order, directive, claims, citation or notice with respect to: (A) any non-compliance with or violation of any applicable Environmental Law by any Borrower or any Guarantor in any material respect or (B) the release, spill or discharge of any Hazardous Material in violation of applicable Environmental Law in a material respect or (C) the generation, use, storage, treatment, transportation, manufacture, handling, production or disposal of any Hazardous Materials in violation of applicable Environmental Laws in a material respect or (D) any other environmental, health or safety matter, which has a material adverse effect on any Borrower or any Guarantor or its business, operations or assets or any properties at which such Borrower or such Guarantor transported, stored or disposed of any Hazardous Materials.

(f)            Become aware of, obtained knowledge of, or received notification of, any breach or violation of any material covenant contained in any instrument or agreement in respect of Indebtedness for money borrowed by any Borrower or any Guarantor.

5.               Attached hereto as Schedule III are the calculations used in determining, as of the end of such fiscal month whether Borrowers are in compliance with the covenants set forth in Section 9.17 of the Loan Agreement for such fiscal month.

The foregoing certifications are made and delivered this day of                       , 20    .

Very truly yours,

LERNER NEW YORK, INC.

By:
Name: Sheamus Toal
Title: Executive Vice President,
Chief Financial Officer, Treasurer and Secretary

LERNCO, INC.

By:
Name: Sheamus Toal
Title: President

LERNER NEW YORK OUTLET, INC.

By:
Name: Sheamus Toal
Title: Executive Vice President,
Chief Financial Officer and Treasurer

EXHIBIT D
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Information Certificates

See Attached.

D-1

EXHIBIT E
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Location of Inventory

See Attached.

E-1

EXHIBIT F
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Fiscal Year-End; First Quarter End; Second Quarter End

Third Quarter End and Fourth Quarter End

	2010	2011	2012	2013	2014	2015	2016
Monthly Closing Dates:
February	February 27, 2010	February 26, 2011	February 25, 2012	March 2, 2013	March 1, 2014	February 28, 2015	February 27, 2016
March	April 3, 2010	April 2, 2011	March 31, 2012	April 6, 2013	April 5, 2014	April 4, 2015	April 2, 2016
April	May 1, 2010	April 30, 2011	April 28, 2012	May 4, 2013	May 3, 2014	May 2, 2015	April 30, 2016
May	May 29, 2010	May 28, 2011	May 26, 2012	June 1, 2013	May 31, 2014	May 30, 2015	May 28, 2016
June	July 3, 2010	July 2, 2011	June 30, 2012	July 6, 2013	July 5, 2014	July 4, 2015	July 2, 2016
July	July 31, 2010	July 30, 2011	July 28, 2012	August 3, 2013	August 2, 2014	August 1, 2015	July 30, 2016
August	August 28, 2010	August 27, 2011	August 25, 2012	August 31, 2013	August 30, 2014	August 29, 2015	August 27, 2016
September	October 2, 2010	October 1, 2011	September 29, 2012	October 5, 2013	October 4, 2014	October 3, 2015	October 1, 2016
October	October 30, 2010	October 29, 2011	October 27, 2012	November 2, 2013	November 1, 2014	October 31, 2015	October 29, 2016
November	November 27, 2010	November 26, 2011	November 24, 2012	November 30, 2013	November 29, 2014	November 28, 2015	November 26, 2016
December	January 1, 2011	December 31, 2011	December 29, 2012	January 4, 2013	January 3, 2014	January 2, 2015	December 31, 2016
January	January 29, 2011	January 28, 2012	February 2, 2013	February 1, 2014	January 31, 2015	January 30, 2016	January 28, 2017

Quarterly Closing Dates:
Q1	May 1, 2010	April 30, 2011	April 28, 2012	May 4, 2013	May 3, 2014	May 2, 2015	April 30, 2016
Q2	July 31, 2010	July 30, 2011	July 28, 2012	August 3, 2013	August 2, 2014	August 1, 2015	July 30, 2016
Q3	October 30, 2010	October 29, 2011	October 27, 2012	November 2, 2013	November 1, 2014	October 31, 2015	October 29, 2016
Q4	January 29, 2011	January 28, 2012	February 2, 2013	February 1, 2014	January 31, 2015	January 30, 2016	January 28, 2017

Annual Closing Dates:
Fiscal 2010	January 29, 2011
Fiscal 2011		January 28, 2012
Fiscal 2012			February 2, 2013
Fiscal 2013				February 1, 2014
Fiscal 2014					January 31, 2015
Fiscal 2015						January 30, 2016
Fiscal 2016							January 28, 2017

F-1

EXHIBIT B to LOAN AGREEMENT

Lerner New York, Inc., Lernco, Inc. and Lerner New York Outlet, Inc.
Cert. #:
Updates Monthly: Due 15 Days After Month End (Populate Blue Font Only)	Date:
Updates Weekly: When Compliance Excess Availability is < 15% of Maximum Credit. Due 3 Business Days after Week End

BORROWING BASE

Total Sell-Off Vendor Receivables			0
Total Damaged Goods Vendor Receivables			0
Less:	Accounts unpaid within 90 days of invoice date		0
	Foreign receivables (outside US or Canada)		0
	Progress billings		0
	Government receivables		0
Eligible Sell-Off Vendor and Damaged Goods Vendor Receivables			0
Advance Rate			90.0%
Sell-Off Vendor and Damaged Goods Vendor Receivable Availability (Capped at $3.5MM)			0

Total Credit Card Receivables (Visa/MC/Discover/Amex/PLCC)			0
Less: Ineligibles (Amounts Unpaid in Excess of 10 Days)			0
Eligible Credit Card Receivables			0
Advance Rate			90.0%
Eligible Credit Card Receivable Availability			0

Total Landed Inventory			0
Less:	Inventory Subject to Perfected Security Interest or Lien in Favor of Any Person Other than Agent		0
	Obsolete, Out-of-Season or Slow Moving		0
	Damaged or Defective Inventory		0
	Inventory returned by customer and not held for resale		0
	Sample or display inventory		0
	Return to vendor inventory		0
	Inventory purchased or sold on consignment		0
	Shrink		0
	Total Ineligible Inventory		0
Eligible Inventory			0
Advance Rate:
	December - April	85.0%
	May - November	85.4%	85.4%
Eligible Landed Inventory Availability			0

Total In-Transit Inventory			0
Less:	In transit inventory in possession of ineligible carrier		0

	Merchandise in-transit for more than 45 days (Foreign In-Transit) 15 days (Domestic In-Transit)				0
	Merchandise not consigned to company				0
	Total ineligible in-transit inventory				0
	Eligible In-Transit Inventory				0

	Total In-Transit LC Inventory				0
Less:	In transit inventory in possession of ineligible carrier				0
	Merchandise in-transit for more than 75 days				0
	Merchandise not consigned to company				0
	Total ineligible in-transit LC inventory				0
	Eligible In-Transit LC Inventory				0
	Advance Rate:
	December - April	85.0%
	May - November	85.4%			85.4%
	Eligible In-Transit Inventory & Eligible In-Transit LC Inventory Availability (Capped at $10MM)				0

	Eligible Cash Collateral				0

	Total Borrowing Base Availability Before Reserves				0

LESS:	Gift certificates/gift cards @ 51%		—	51.0%	0
	Merchandise credits @ 51%		—	51.0%	0
	Rent reserve (3 months rent for land lord lien states)		n/a	n/a	0
	Payments owed to bailees, customs broker or freight forwards		—	0.8%	0
	Freight Reserve for In Transit & LC Inventory		—	5.76%	0
	Taxes or Other obligations for In Transit & LC Inventory		—	3.94%	0
	Customs & duty for In Transit & LC Inventory		—	18.71%	0
	Sub-total LC reserves for freight/duty/customs/taxes -(Capped at $1MM)				0
	Other				0
	Total Availability Reserves				0

	Borrowing Base Availability After Reserves (Capped at $75MM)				0

	Reconciliation of Loan Balance
	Principal Amount of Outstanding Loan for Prior Month
	Less: Collections Since Prior Certificate				0
	Add: Principal Amount of Loans Made Since Prior Certificate				0
	Add: Wachovia Charges, Fees & Other				0
	Current Principal Amount of Outstanding Loans				0
	Total Standby Letters of Credit				0
	Total Documentary Letters of Credit				0
	Total Loans & Letters of Credit				0

Total Compliance Excess Availability	0

Less: Trade Accounts Payable Outstanding in Excess of 45 Days	0
Less: Checks Outstanding in Excess of 45 Days	0
Excess Availability (subject to terms outlined in loan agreement)	0

Less: Minimum Excess Availability Covenant (Greater of 10% of the Maximum Credit or $7.5MM)	7,500,000
Excess Availability variance vs. Minimum Excess Availability Covenant	(7,500,000)

The undersigned, an Authorized Person (as defined below) of each of Lerner New York, Inc., Lernco, Inc. and Lerner New York Outlet, Inc. (“New York & Company”), represents and warrants that (A) the information set forth above and the supporting documentation and information delivered herewith (i) is true and correct in all respects, (ii) has been prepared in accordance with the requirements of that certain Third Amended & Restated Loan and Security Agreement dated August 10, 2011, (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”), by, among others, (1) New York & Company as Borrowers, (2) the Lenders party thereto, (3) Wells Fargo Bank, National Association, as Agent (in such capacity, the “Agent”), and (iii) is based on supporting documentation that is satisfactory to the Agent, and (B) no Default or Event of Default (as such terms are defined in the Loan Agreement) has occurred and is continuing.  As used herein, the term “Authorized Person” means the chief financial officer or other designated senior officer of New York & Company satisfactory to Agent.

Lerner New York, Inc., Lernco, Inc. and Lerner New York Outlet, Inc.

By:
Name:	Sheamus Toal
Title:	Chief Financial Officer

EXHIBIT D

INFORMATION CERTIFICATE

OF

LERNCO, INC.

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of Lernco, Inc. (the “Company”), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.                            The Company has been formed by filing the following document with the Secretary of State of Delaware:

☒	Certificate/Articles of Incorporation
☐	Certificate/Articles of Organization
☐	Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was May 2, 1985.

2.                            The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                        . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.)

Not applicable.

3.                            The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

Lernco, Inc.

4.                            The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

None.

[Check one of the boxes below.]

☐                        We have attached a blank sample of every invoice that uses a tradename.

☒                       We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.                            The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

Delaware.

6.                            The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

None.

7.                            The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in

1

the following States:

None.

8.                            The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.                            In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.                      The Company has never been involved in a bankruptcy or reorganization except: [explain]

None.

11.                      Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name
None.

12.                      Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

None other than mergers and reorganizations of internal companies in the ordinary course of business.

13.                      The chief executive office of the Company is located at the street address set forth below:

1105 North Market Street, Suite 1056

Wilmington, DE 19801

14.                      The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

1105 North Market Street, Suite 1056

Wilmington, DE 19801

15.                      In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third
Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)
See Exhibit E to the Loan Agreement.

16.                      In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled
None.

17.                      The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.                      The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

2

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship

New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%

Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%

Lerner New York, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%

Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%

New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%

Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%

Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.)	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.                      The Federal Employer Identification Number of the Company is 51-0284787

20.                      Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

☒ True                                                                                     ☐ Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.                      The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Title	Name
Sheamus Toal	President
Ryan A. Schreiber	Vice President
John Gargano	Secretary
Chris Consi	Treasurer
William Langan	Assistant Secretary
Wai Kam	Assistant Treasurer

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions

22.                      With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

3

None.

23.                      The Company is governed by the Board of Directors. The members of such governing body of the Company are:

Chris Consi, John Gargano, Heather Hill, Wai Kam, William K. Langan, Ryan A. Schreiber, Sheamus Toal.

24.                      The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage
Lerner New York Holding, Inc.	100 Common shares	100%

25.                      There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.                      At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.                      The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Amount of Debt
Lienholder	Assets Pledged	Secured
None.

28.                      The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.                      The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
See Schedule 29.

30.                     The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.                      The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.	Purpose/Type
Wilmington Trust			Checking

32.                      The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.
None.

4

33.                      The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:

None.

34.                      With regard to any pension or profit sharing plan:

None.

35.                      The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016, respectively.

36.                      Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2010 (1/31/10-1/29/11) were certified

37.                      The Company’s counsel with respect to the proposed loan, transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.                      The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Partner Handling Relationship:	Michael Edsall

38.                      The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

5

Very truly yours,

LERNCO INC

By:	/s/ Sheamus Toal
Title: President

6

EXHIBIT D

INFORMATION CERTIFICATE

OF

LERNER NEW YORK, INC.

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of Lerner New York, Inc. (the “ Company “), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.             The Company has been formed by filing the following document with the Secretary of State of the Delaware:

☒	Certificate/Articles of Incorporation
☐	Certificate/Articles of Organization
☐	Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was March 1, 1985.

2.             The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.)

Not applicable.

3.             The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

Lerner New York, Inc.

4.             The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

Lerner New York, New York & Company, Lerner Stores.

[Check one of the boxes below.]

☐	We have attached a blank sample of every invoice that uses a tradename.
☒	We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.             The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

See Schedule 5.

6.             The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

See Schedule 6.

1

7.             The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

None.

8.             The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.             In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.           The Company has never been involved in a bankruptcy or reorganization except: [explain]

None since the Parent’s purchase of the company in 1985. We have no knowledge of a bankruptcy or reorganization of the Company prior to that time.

11.           Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name
From 3/1/85 to 4/12/85	Milton Acquisition Corp.
From 4/12/85 to 9/13/90	Lerner Stores, Inc.

12.           Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

Acquired Jasmine Company, Inc. on July 19, 2005.

13.           The chief executive office of the Company is located at the street address set forth below, which is in New York County, in the State of New York:

450 W. 33rd St.

New York, NY 10001

14.           The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

450 W. 33rd St.

New York, NY 10001

15.           In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third
Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)
See Exhibit E to Loan Agreement.

16.           In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled
See Schedule 16.

2

17.           The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.           The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%

Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%

Lernco, Inc.	1105 North Market Street Wilmington, DE 19899	Delaware	Subsidiary of Parent / 100%

Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%

New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%

Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%

Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.)	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.           The Federal Employer Identification Number of the Company is 13-3262137

20.           Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

☒ True	☐	Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.           The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title
Gregory Scott	Chief Executive Officer
Eran Cohen	Executive Vice President, Chief Marketing Officer
Kevin Finnegan	Executive Vice President, Global Sales & Operations & Assistant Secretary
Stuart Fishman	Executive Vice President, Planning, Allocation & Manufacturing
Mathew Gluckson	Executive Vice President, Sourcing & Production
Hope Grey	Executive Vice President, Product Life Management & Corporate Initiatives
Michele Parsons	Executive Vice President, Merchandising
Sheamus Toal	Executive Vice President, Chief Financial Officer, Treasurer & Secretary
William Voit	Executive Vice President, Chief Information Officer
David Witkewicz	Executive Vice President, Design

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions.

22.           With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the

3

following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

23.           The Company is governed by the Board of Directors. The members of such governing body of the Company are:

Bodil M. Arlander, Jill Beraud, David H. Edwab, John D. Howard, Louis Lipschitz, Edward W. Moneypenny, Grace Nichols, Michelle Pearlman, Richard L. Perkal, Arthur E. Reiner, Gregory Scott.

24.           The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage
Lerner New York Holding, Inc.	100 Common Shares	100%

25.           There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.           At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.           The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Amount of Debt
Lienholder	Assets Pledged	Secured
As set forth in Schedule 27.

28.           The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.           The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
See Schedule 29.

30.           The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.           The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Contact Person and
Bank Name and Branch Address	Phone Number	Account No.	Purpose/Type
See Schedule 31.

32.           The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

4

Bank Name and Branch Address	Contact Person and Phone Number	Account No.
Chase
ADS
AMEX
Discover
Telecheck
SVS

33.           The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:

None.

34.           With regard to any pension or profit sharing plan:

35.           The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016,  respectively.

36.           Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2010 (1/31/10-1/29/11) were certified

37.           The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.           The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

5

Very truly yours,

LERNER NEW YORK, INC

By:	/s/ Sheamus Toal
	Title:	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

6

EXHIBIT D

INFORMATION CERTIFICATE

OF

LERNER NEW YORK GC, LLC

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of Lerner New York GC, LLC. (the “ Company “), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.             The Company has been formed by filing the following document with the Secretary of State of Ohio:

☐	Certificate/Articles of Incorporation
☒	Certificate/Articles of Organization
☐	Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was November 19, 2001.

2.                                       The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                  . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.)

Not applicable.

3.                                       The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

Lerner New York GC, LLC

4.                                       The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

None.

[Check one of the boxes below.]

☐	We have attached a blank sample of every invoice that uses a tradename.
☒	We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.                                       The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

Ohio.

6.                                       The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

1

None.

7.                                       The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

None.

8.                                       The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.                                       In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.           The Company has never been involved in a bankruptcy or reorganization except: [explain]

None.

11.           Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name
None.

12.                                 Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

None other than mergers and reorganizations of internal companies in the ordinary course of business.

13.                                 The chief executive office of the Company is located at the street address set forth below, which is in New York County, in the State of New York:

2 Limited Pwky

Columbus, OH 43230

14.                                 The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

2 Limited Pwky

Columbus, OH 43230

15.                                 In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third
Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)

None.

16.                                 In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled

None.

2

17.                                 The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.           The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%

Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%

Lernco, Inc.	1105 North Market Street Wilmington, DE 19899	Delaware	Subsidiary of Parent / 100%

Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%

New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%

Lerner New York, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%

Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.)	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.                                 The Federal Employer Identification Number of the Company is 31-1816095

20.                                 Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

☒  True                  ☐  Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.                                 The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title
Sheamus Toal	President
Kevin Katchmar	Vice President
Ryan A. Schreiber	Secretary
Chris Consi	Treasurer

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions

3

22.                                 With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

23.                                 The Company is governed by the Board of Directors. The members of such governing body of the Company are:

None.

24.                                 The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage

None.

25.                                 There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.                                 At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.                                 The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Lienholder	Assets Pledged	Amount of Debt Secured

None.

28.                                 The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.                                 The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
None.

30.                                 The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.                                 The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.	Purpose/Type

None.

4

32.                                 The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.
None.

33.                                 The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:

None.

34.                                 With regard to any pension or profit sharing plan:

None.

35.                                 The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016,  respectively.

36.                                 Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2002 (1/29/02-2/3/03) were certified

37.                                 The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.                                 The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:

38.                                 The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until

5

you receive such notice, you will be entitled to rely in all respects on the foregoing information.

Very truly yours,

LERNER NEW YORK GC, LLC

By:	/s/ Sheamus Toal
Title:President

6

EXHIBIT D

INFORMATION CERTIFICATE

OF

LERNER NEW YORK HOLDING, INC

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of Lerner New York Holding, Inc. (the “ Company “), pursuant to the pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.             The Company has been formed by filing the following document with the Secretary of State of Delaware:

☒           Certificate/Articles of Incorporation

☐            Certificate/Articles of Organization

☐            Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was November 4, 1994.

2.             The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                    . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.)

Not applicable

3.             The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

Lerner New York Holding, Inc.

4.             The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note; do not include names which are product names only):

None.

[Check one of the boxes below.]

☐            We have attached a blank sample of every invoice that uses a tradename.

☒           We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.             The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

Delaware.

6.             The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

None.

1

7.             The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

None.

8.             The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.             In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.           The Company has never been involved in a bankruptcy or reorganization except: [explain]

None.

11.           Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name

From 11/4/1994 to 5/15/2001	Fifth Co., Inc.

12.           Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

None other than mergers and reorganizations of internal companies in the ordinary course of business.

13.           The chief executive office of the Company is located at the street address set forth below, which is in New York County, in the State of New York:

450 W. 33rd Street

New York, NY 10001

14.           The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

450 W. 33rd Street

New York, NY 10001

15.           In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)

None.

16.           In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled

None.

2

17.           The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.           The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%

Lerner New York, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%

Lernco, Inc.	1105 North Market Street Wilmington, DE 19899	Delaware	Subsidiary of Parent / 100%

Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%

New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%

Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%

Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.)	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.           The Federal Employer Identification Number of the Company is 31-1422460

20.           Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

☒  True                                                                                 ☐  Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.           The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title

Gregory Scott	Chief Executive Officer
Sheamus Toal	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions.

22.           With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

3

23.           The Company is governed by the Board of Directors.  The members of such governing body of the Company are:

Bodil M. Arlander, Jill Beraud, David H. Edwab, John D. Howard, Louis Lipschitz, Edward W. Moneypenny, Grace Nichols, Michelle Pearlman, Richard L. Perkal, Arthur E. Reiner, Gregory Scott.

24.           The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage

New York & Company, Inc.	100 Common Shares	100%

25.           There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.           At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.           The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Amount of Debt
Lienholder	Assets Pledged	Secured

None.

28.           The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.           The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor

None.

30.           The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.           The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Contact Person and
Bank Name and Branch Address	Phone Number	Account No.	Purpose/Type

None.

32.           The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

4

Bank Name and Branch
Address	Contact Person and Phone Number	Account No.

None.

33.           The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:

None.

34.           With regard to any pension or profit sharing plan:

None.

35.           The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016,  respectively.

36.           Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2010 (1/31/10-1/29/11) were certified

37.           The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.           The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Partner Handling Relationship:	Michael Edsall

38.           The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

5

Very truly yours,

LERNER NEW YORK HOLDINGS, INC

By:	/s/ Sheamus Toal
	Title:	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

6

EXHIBIT D

INFORMATION CERTIFICATE

OF

LERNER NEW YORK OUTLET, INC. (f/k/a JASMINE COMPANY, INC.)

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.) (the “ Company “), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.	The Company has been formed by filing the following document with the Secretary of State of the Commonwealth of Massachusetts:

☐ Certificate/Articles of Incorporation
☒ Certificate/Articles of Organization
☐ Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was July 20, 1973.

2.

The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                  . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.)

Not applicable

3.

The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

Lerner New York Outlet, Inc. (f/k/a Jasmine Company, Inc.)

4.	The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

New York & Company Outlet

[Check one of the boxes below.]

☐	We have attached a blank sample of every invoice that uses a tradename.
☒	We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.	The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

CT, FL, NJ, NY, RI, MA

6.	The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

1

CT, FL, NJ, NY, RI

7.	The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

None.

8.	The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.

In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

None.

10.	The Company has never been involved in a bankruptcy or reorganization except: [explain]

None.

11.	Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name

From July 20, 1973 to January 7, 2010	Jasmine Company, Inc.

12.	Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

Merged with Shoe-Shine, Inc. (7/1/94); Merged with Flirt, Inc. (12/10/04); Acquired by Lerner New York Inc (7/19/05).

13.	The chief executive office of the Company is located at the street address set forth below, which is in New York County, in the State of New York:

450 W. 33rd Street
New York, NY 10001

14.	The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

450 W. 33rd Street
New York, NY 10001

15.

In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third
Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)

See Exhibit E to Loan Agreement.

2

16.	In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled

See Schedule 16.

17.	The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.	The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%
Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%
Lernco, Inc.	1105 North Market Street Wilmington, DE 19899	Delaware	Subsidiary of Parent / 100%
Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%
New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%

Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%
Lerner New York, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%

19.	The Federal Employer Identification Number of the Company is 04-2526617

20.

Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

	☒	True	☐	Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.	The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title

Gregory Scott	President & Chief Executive Officer
Sheamus Toal	Executive Vice President, Chief Financial Officer & Treasurer
Ryan A. Schreiber	Vice President, General Counsel & Secretary

The following people will have signatory powers as to all your of transactions with the Company:

3

The Officers authorized in the Company’s Board of Director resolutions

22.

With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

23.	The Company is governed by the Board of Directors. The members of such governing body of the Company are:

Gregory Scott, Sheamus Toal, Ryan A. Schreiber.

24.

The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage

Lerner New York, Inc.	100,300 Common Shares	100%

25.	There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.	At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.	The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Lienholder	Assets Pledged	Amount of Debt Secured

None.

28.	The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.

The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
None.

30.

The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

4

31.	The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.	Purpose/Type
See schedule 31.

32.	The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.
Chase
ADS
AMEX
Discover
Telecheck
SVS

33.	The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:

None.

34.	With regard to any pension or profit sharing plan:

35.

The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016, respectively.

36.	Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2010 (1/31/10-1/29/11) were certified

37.	The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.	The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Same as above

5

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

6

Very truly yours,

LERNER NEW YORK OUTLET, INC. (f/k/a JASMINE COMPANY, INC.)

By:	/s/ Sheamus Toal
Title: Executive Vice President, Chief Financial Officer & Treasurer

EXHIBIT D

INFORMATION CERTIFICATE

OF

NEVADA RECEIVABLE FACTORING, INC

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of Nevada Receivable Factoring, Inc. (the “ Company “), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.	The Company has been formed by filing the following document with the Secretary of State of Nevada:

☒ Certificate/Articles of Incorporation
☐ Certificate/Articles of Organization
☐ Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was August 24, 1993.

2.

The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                    . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.)  Not applicable

3.

The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

Nevada Receivable Factoring, Inc.

4.	The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

None.

[Check one of the boxes below.]

☐	We have attached a blank sample of every invoice that uses a tradename.
☒	We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.	The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

Nevada.

6.	The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

None.

7.	The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

1

None.

8.	The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.

In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.	The Company has never been involved in a bankruptcy or reorganization except: [explain]

None.

11.	Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name

From 8/24/93 to 1/18/94	Lerner New York Factoring, Inc.

12.	Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

None.

13.	The chief executive office of the Company is located at the street address set forth below:

6700 Via Austi Pkwy, Suite C,

Las Vegas, Nevada 89119

14.	The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

6700 Via Austi Pkwy, Suite C,

Las Vegas, Nevada 89119

15.

In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)

Exhibit E to Loan Agreement.

16.	In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled

None.

17.	The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.	The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

2

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%
Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%
Lernco, Inc.	1105 North Market Street	Delaware	Subsidiary of Parent / 100%

Lerner New York, Inc.	Wilmington, DE 19899 450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%
New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%

Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%
Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.).	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.	The Federal Employer Identification Number of the Company is 88-0306309

20.

Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

☒ True	☐ Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.	The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title

Sheamus Toal	President & Chief Financial Officer
Ryan A. Schreiber	Secretary
Jackie Smith	Treasurer
John N. Brewer	Assistant Secretary
Chris Consi	Assistant Treasurer

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions

22.

With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

23.	The Company is governed by the Board of Directors. The members of such governing body of the Company are:

John N. Brewer, Charles H. Buckingham, Chris Consi, John Farello, John Gargano, Wai Kam, Ryan A. Schreiber, Jackie Smith, Sheamus Toal.

24.

The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

3

Name	No. of Shares or Units	Ownership Percentage

Lerner New York Holding, Inc.	100 Common Shares	100%

25.	There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.	At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.	The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Amount of Debt
Lienholder	Assets Pledged	Secured

None.

28.	The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.

The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
None.

30.

The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.	The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Bank Name and Branch Address	Contact Person and Phone Number	Account No.	Purpose/Type
Bank of America			Checking

32.	The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

Bank Name and Branch
Address	Contact Person and Phone Number	Account No.
None.

33.	The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing: None.

34.	With regard to any pension or profit sharing plan:

4

None.

35.

The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016, respectively.

36.	Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2002 (11/8/02-2/1/03) were certified

37.	The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.	The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

5

Very truly yours,

NEVADA RECEIVABLE FACTORING, INC

By:	/s/ Sheamus Toal
Title: President & Chief Financial Officer

6

EXHIBIT D

INFORMATION CERTIFICATE

OF

NEW YORK & COMPANY, INC.

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of New York & Company, Inc. (the “ Company “), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.	The Company has been formed by filing the following document with the Secretary of State of Delaware:

☒ Certificate/Articles of Incorporation
☐ Certificate/Articles of Organization
☐ Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was November 8, 2002.

2.

The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                        . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.) Not applicable

3.

The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

New York & Company, Inc.

4.	The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

None.

☐	We have attached a blank sample of every invoice that uses a tradename.
☒	We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.	The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

Delaware, New York.

6.	The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

None.

1

7.	The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

None.

8.	The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.

In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.	The Company has never been involved in a bankruptcy or reorganization except: [explain]

None. Since the Parent’s purchase of the Company in 1985. We have no knowledge of a bankruptcy or reorganization of the Company prior to that time.

11.	Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name

From 11/8/02 to 5/20/04	NY & CO GROUP, INC.

12.	Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

None other than mergers and reorganizations of internal companies in the ordinary course of business.

13.	The chief executive office of the Company is located at the street address set forth below, which is in New York County, in the State of New York:

450 W. 33rd St.
New York, NY 10001

14.	The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

450 W. 33rd St.
New York, NY 10001

15.

In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Name and Address of Third
Party with Interest in Location
	Company’s Interest	(e.g., mortgagee, lessor or
Street Address with County	(e.g., owner, lessee or bailee)	warehouseman)

See Exhibit E to Loan Agreement.

16.	In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

2

Name	Address	Type of Service/Assets Handled

None.

17.	The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.	The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
Lerner New York, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%
Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%
Lernco, Inc.	1105 North Market Street Wilmington, DE 19899	Delaware	Subsidiary of Parent / 100%
Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%
New York & Company Stores, Inc.	450 West 33rd Street New York, NY 10001	New York	Subsidiary / 100%
Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%
Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.)	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.	The Federal Employer Identification Number of the Company is 33-1031445

20.

Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

	☒ True	☐ Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.	The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title

Gregory Scott	Chief Executive Officer
Eran Cohen	Executive Vice President, Chief Marketing Officer
Kevin Finnegan	Executive Vice President, Global Sales & Operations
Michele Parsons	Executive Vice President, Merchandising
Sheamus Toal	Executive Vice President, Chief Financial Officer, Treasurer & Secretary

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions.

22.	With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the

3

following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

23.	The Company is governed by the Board of Directors. The members of such governing body of the Company are:

Bodil M. Arlander, Jill Beraud, David H. Edwab, John D. Howard, Louis Lipschitz, Edward W. Moneypenny, Grace Nichols, Michelle Pearlman, Richard L. Perkal, Arthur E. Reiner, Gregory Scott.

24.

The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage

Irving Place Capital (Formerly Bear Sterns Merchant Banking)	31,618,972	51.05%

25.	There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

See Schedule 25.

26.	At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.	The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Lienholder	Assets Pledged	Amount of Debt Secured

See Schedule 27

28.	The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.

The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
See Schedule 29.

30.

The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.	The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Contact Person and
Bank Name and Branch Address	Phone Number	Account No.	Purpose/Type
None.

4

32.	The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:

Bank Name
and Branch
Address	Contact Person and Phone Number	Account No.

None.

33.	The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:

None.

34.	With regard to any pension or profit sharing plan:

None.

35.

The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016, respectively.

36.	Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2010 (1/31/10-1/29/11) were certified

37.	The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue
New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.	The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

5

Very truly yours,

NEW YORK & COMPANY, INC.

By:	/s/ Sheamus Toal
Title: Executive Vice President, Chief Financial Officer, Treasurer & Secretary

6

EXHIBIT D

INFORMATION CERTIFICATE

OF

NEW YORK & COMPANY STORES, INC. (f/k/a ASSOCIATED LERNER SHOPS OF AMERICA, INC.)

Dated: August 10, 2011

Wells Fargo Bank, National Association, as Agent

One Boston Place, 19th Floor

Boston, Massachusetts 02108

In order to assist you in the evaluation of the financing you are considering of New York & Company Stores, Inc. (formerly known as Associated Lerner Shops of America, Inc.) (the “ Company ”), pursuant to the Third Amended and Restated Loan and Security Agreement, dated of even date herewith, Wells Fargo Bank, National Association, as Agent (in such capacity “Agent” or “you”), for the persons thereto as Lenders (collectively “Lenders” or “you”), the Company certain affiliates of the Company (as the same now exists or may hereafter be amended, modified, supplemented, renewed, restated or registered, the “Loan Agreement”), to expedite the preparation of required documentation, and to induce you to provide financing to the Company, we represent and warrant to you and the Lenders the following information about the Company, its organizational structure and other matters of interest to you:

1.	The Company has been formed by filing the following document with the Secretary of State of New York:

☒	Certificate/Articles of Incorporation
☐	Certificate/Articles of Organization
☐	Other [specify]

The date of formation of the Company by the filing of the document specified above with the Secretary of State was January 24, 1933.

2.

The Company was not formed by filing a document with any Secretary of State. The Company is organized as a [specify type of organization, (e.g., general partnership, sole proprietorship, etc.)]                . The Company’s governing document is a [name legal document, if one exists, (e.g., partnership agreement, etc.) Not applicable

3.

The full and exact name of the Company as set forth in the document specified in Item 1 or 2, or (if no document is specified in Item 1 or 2) the full and exact legal name used in the Company’s business, is:

New York & Company Stores, Inc. (f/k/a Associated Lerner Shops of America, Inc.)

4.	The Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include names which are product names only):

None.

[Check one of the boxes below.]

☐	We have attached a blank sample of every invoice that uses a tradename.

☒	We do not use any tradename other than the tradenames listed in Item 4 on any invoices.

5.	The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

New York.

6.	The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

None.

7.	The Company’s authority to do business has been revoked or suspended, or the Company is otherwise not in good standing in the following States:

1

None.

8.         The Company and its subsidiaries have all licenses and permits necessary for the operation of the business of the Company, as such business is being operated as of the date hereof.

9.         In conducting its business activities, the Company is subject to regulation by federal, state or local agencies or authorities (e.g., FDA, EPA, state or municipal liquor licensing agencies, federal or state carrier commissions, etc.) as follows:

Not applicable.

10.       The Company has never been involved in a bankruptcy or reorganization except: [explain]

None.

11.       Between the date the Company was formed and now, the Company has used other names as set forth below:

Period of Time	Prior Name

From January 24, 1933 to July 21, 2011	Associated Lerner Shops of America, Inc.

12.       Between the date the Company was formed and now, the Company has made or entered into mergers or acquisitions with other companies as set forth below:

None other than mergers and reorganizations of internal companies in the ordinary course of business.

13.       The chief executive office of the Company is located at the street address set forth below, which is in New York County, in the State of New York:

450 W. 33rd Street

New York, NY 10001

14.       The books and records of the Company pertaining to accounts, contract rights, inventory, etc. are located at the following street address:

450 W. 33rd Street

New York, NY 10001

15.       In addition to the chief executive office, the Company has inventory, equipment or other assets located at the addresses set forth below. In each case, we have noted whether the location is owned, leased or operated by third parties and the names and addresses of any mortgagee, lessor or third party operator:

Street Address with County	Company’s Interest (e.g., owner, lessee or bailee)	Name and Address of Third Party with Interest in Location (e.g., mortgagee, lessor or warehouseman)

None.

16.       In the course of its business, the Company’s inventory and/or other assets are handled by the following customs brokers and/or freight forwarders:

Name	Address	Type of Service/Assets Handled

None.

17.       The places of business or other locations of any assets used by the Company during the last four (4) months other than those listed above are as follows:

None.

18.       The Company is affiliated with, or has ownership in, the following entities (including subsidiaries):

2

Name of Entity	Chief Executive Office	Jurisdiction of Incorporation	Ownership Percentage or Relationship
New York & Company, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Ultimate Parent / 100%

Lerner New York Holding, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Parent / 100%

Lernco, Inc.	1105 North Market Street Wilmington, DE 19899	Delaware	Subsidiary of Parent / 100%

Nevada Receivable Factoring, Inc.	6700 Via Austi Pkwy Parkway, Suite C Las Vegas, Nevada 89119	Nevada	Subsidiary of Parent / 100%

Lerner New York, Inc.	450 West 33rd Street New York, NY 10001	Delaware	Subsidiary of Parent / 100%

Lerner New York GC, LLC	2 Limited Pkwy Columbus, Ohio 43230	Ohio	Subsidiary / 100%

Lerner New York Outlet, Inc. (formerly known as Jasmine Company, Inc.)	450 W. 33rd Street New York, NY 10001	Massachusetts	Subsidiary / 100%

19.       The Federal Employer Identification Number of the Company is 13-5566483

20.       Under the Company’s charter documents, and under the laws of the State in which the Company is organized, the shareholders, members or other equity holders do not have to consent in order for the Company to borrow money, incur debt or obligations, pledge or mortgage the property of the Company, grant a security interest in the property of the Company or guaranty the debt of obligations of another person or entity.

☒	True	☐	Incorrect [explain]:

The power to take the foregoing actions is vested exclusively in the Board of Directors.

21.          The officers of the Company (or people performing similar functions) and their respective titles are as follows:

Name	Title
Gregory Scott	President
Ryan A. Schreiber	Secretary
Sheamus Toal	Treasurer

The following people will have signatory powers as to all your of transactions with the Company:

The Officers authorized in the Company’s Board of Director resolutions

22.       With respect to the officers noted above, such officers are affiliated with and hold a 5% or more beneficial ownership in the following corporations (indicate name and address of affiliated companies, type of operations, ownership percentage or other relationship):

None.

23.       The Company is governed by the Board of Directors. The members of such governing body of the Company are:

3

Gregory Scott, Sheamus Toal, Ryan A. Schreiber.

24.       The name of the stockholders, members, partners or other equity holders of the Company and their equity holdings are as follows (if equity interests are widely held indicate only equity owners with 10% or more of the equity interests):

Name	No. of Shares or Units	Ownership Percentage

Lerner New York, Inc.	250 Common Shares	100%

25.       There are no judgments or litigation pending by or against the Company, its subsidiaries and/or affiliates or any of its officers/principals, except as follows:

None.

26.       At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes) except as follows:

None.

27.       The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

Lienholder	Assets Pledged	Amount of Debt Secured

None.

28.       The Company has not guaranteed and is not otherwise liable for the obligations of others, except as follows:

None.

29.       The Company does not own or license any trademarks, patents, copyrights or other intellectual property, except as follows (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor):

	Registration		Name and Address
Type of Intellectual	Number and Date of	Owned or	of
Property	Registration	Licensed	Licensor
None.

30.       The Company owns or uses the following materials (e.g., software, film footage, scripts, etc.) that are subject to registration with the United States Copyright Office, though at present copyright registrations have not been filed with respect to such materials:

None.

31.       The Company does not have any deposit or investment accounts with any bank, savings and loan or other financial institution, except as follows, for the purposes and of the types indicated:

Contact Person and
Bank Name and Branch Address	Phone Number	Account No.	Purpose/Type
None.

32.       The Company has no processing arrangements for credit card payments or payments made by check (e.g. Telecheck) except as follows:  None.

Bank Name and Branch Address	Contact Person and Phone Number	Account No.
None.

33.       The Company owns or has registered to it the following motor vehicles, the original title certificates for which shall be delivered to Lender prior to closing:  None.

34.       With regard to any pension or profit sharing plan:

4

None.

35.       The Company’s fiscal year is a 52 or 53 week year that ends on the Saturday closest to  January 31. The results for fiscal year 2011 represents the fifty-two week period ending January 28, 2012. The results for fiscal year 2012 represents the fifty-three week period ending February 2, 2013. The results for fiscal years 2013, 2014 and 2015 represents the fifty-two week period ending February 1, 2014, January 31, 2015, and January 30, 2016,  respectively.

36.       Certified Public Accountants for the Company is the firm of:

Name:	Ernst & Young
Address:	5 Times Square
New York, NY 10036-6530
Telephone:	(212) 773-1181
Facsimile:	(212) 773-1275
E-Mail:	carmine.romano@ey.com
Partner Handling Relationship:	Carmine Romano
Were statements uncertified for any fiscal year?	Statements for year end 2010 (1/31/10-1/29/11) were certified

37.       The Company’s counsel with respect to the proposed loan transaction is the firm of:

Name:	Kirkland & Ellis
Address:	601 Lexington Avenue New York, NY 10022
Telephone:	(212) 446-4800
Facsimile:	(212) 446-4900
E-Mail:	medsall@kirkland.com
Partner Handling Relationship:	Michael Edsall

38.       The Company’s counsel with respect to matters other than the proposed loan transaction, if different, is the firm of:

Name:	Same as above
Address:
Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

Telephone:
Facsimile:
E-Mail:
Partner Handling Relationship:

We agree to give you prompt written notice of any change or amendment with respect to any of the foregoing information. Until you receive such notice, you will be entitled to rely in all respects on the foregoing information.

5

Very truly yours,

NEW YORK & COMPANY STORES, INC. (f/k/a ASSOCIATED LERNER SHOPS OF AMERICA, INC.)

By:	/s/ Sheamus Toal
Title: Treasurer

6

EXHIBIT E
TO
SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Locations of Inventory

1.             450 West 33rd Street

New York, NY  10001

2.             Three Limited Parkway

Columbus, OH  43216

3.             466-472 53rd Street, Brooklyn, NY (owned property)

4.             See attached Annex 1 for store listings.

5.             Sublease Agreement, dated December 1, 2002, between Wilmington Trust Sp Services, Inc. and Lernco, Inc.

6.             Premises described in First Amendment dated October 31, 2003 to the Lease Agreement, dated as of January 1, 2003, between Nevada Receivable Factoring, Inc. and Smith & Francis. (144 sq. ft. - term of 24 months - expires on December 31, 2011).

7              GSI Commerce (e-commerce warehouse)

307 Hollie Drive

Martinsville, 24112

ANNEX 1 TO EXHIBIT E TO LOAN AGREEMENT

New York & Company, Inc.

Store List with Lease Status-Schedule

As of July 2, 2011

NYCO STORES

Str #	Store Name	Mall/Store Address	City	State	Zip Code	Occupancy Status
120	SUMMIT @ BIRMINGHAM	200 SUMMIT BLVD SP# A4	BIRMINGHAM	AL	35243	Lease
211	BROOKWOOD MALL	768 BROOKWOOD VILLAGE MALL	BIRMINGHAM	AL	35209	Lease
491	PINNACLE AT TUTWILER FA	5012 PINNACLE SQ #320	BIRMINGHAM	AL	35235	Lease
935	RIVERCHASE GALLERIA	2000-182 RIVERCHASE GALLERIA	BIRMINGHAM	AL	35244	Lease
94	WIREGRASS MALL	WIREGRASS COMMONS MALL 86	DOTHAN	AL	36303-2281	Lease
261	BRIDGE STREET TOWN CENT	340 BRIDGE STREET #124	HUNTSVILLE	AL	35806	Lease
805	PARKWAY PLACE	2801 MEMORIAL PKWY SP#165	HUNTSVILLE	AL	35801	Lease
195	BEL AIR MALL	3277 BEL AIR MALL SP#G14	MOBILE	AL	36606	Lease
946	THE SHOPPES AT EASTCHAS	7274 EASTCHASE PKY SP#C185	MONTGOMERY	AL	36117	Lease
812	EASTERN SHORE	30500 STATE HWAY 181 SP#124	SPANISH FORT	AL	36527	Lease
438	MID TOWN VILLAGE	1800 MCFARLAND BLVD E.	TUSCALOOSA	AL	35404	Lease
275	NORTHWEST ARKANSAS	4201 NORTH SHILOH DR SP#1750	FAYETTEVILLE	AR	72703	Lease
229	THE MALL @ TURTLE CREEK	3000 E HIGHLAND DRIVE SP#117	JONESBORO	AR	72401	Lease
870	PARK PLAZA	6000 W MARKHAM SP#2006	LITTLE ROCK	AR	72205	Lease
619	PINNACLE HILLS OF PROME	2203 PROMENADE BLVD SP#9110	ROGERS	AR	72758	Lease
506	CHANDLER FASHION CTR	3111 W CHANDLER BLVD SP1136	CHANDLER	AZ	85224	Lease
657	SAN TAN VILLAGE	2174 E. WILLIAMS FIELD RD	GILBERT	AZ	85295	Lease
226	ARROWHEAD MALL	7700 ARROWHEAD SP# 1208	GLENDALE	AZ	85308	Lease
444	PARADISE VALLEY MALL	4568 E CACTUS RD SP# 246	PHOENIX	AZ	85032	Lease
742	TEMPE MARKETPLACE	2000 EAST SALADO PKWY	PHOENIX	AZ	85281	Lease
763	THE SHOPS	455 N THIRD STREET STE#170	PHOENIX	AZ	85004	Lease
408	PARK PLACE	5870 E BROADWAY BLVD SP#409	TUCSON	AZ	85711	Lease
417	TUCSON MALL	4500 N ORACLE RD	TUCSON	AZ	85705-1662	Lease
804	SANTA ANITA	400 S BALDWIN AVE SP#F9	ARCADIA	CA	91007	Lease
600	BURBANK TOWN CENTER	201 E MAGNOLIA AVE	BURBANK	CA	91502	Lease
785	TOPANGA PLAZA	6600 TOPANGA CANYON BLD 1088	CANOGA PARK	CA	91303	Lease
701	PLAZA CAMINO	2525 EL CAMINO REAL	CARLSBAD	CA	92008-1204	Lease
502	LOS CERRITOS	434 LOS CERRITOS CTR SP#E05	CERRITOS	CA	90703	Lease
451	CHICO	1950 E. 20TH STREET	CHICO	CA	95928	Lease
185	CHINO HILLS	13855 CITY CENTER DRIVE	CHINO HILLS	CA	91709	Lease
472	CHULA VISTA	555 BROADWAY SP#1050	CHULA VISTA	CA	91910	Lease
714	SIERRA VISTA	1050 SHAW AVE	CLOVIS	CA	93612-3922	Lease
426	DOS LAGOS	2790 CABOT ROAD	CORONA	CA	92883	Lease
508	WESTFIELD CULVER CITY	167 FOX HILLS MALL	CULVER CITY	CA	90230	Lease

466	SERRAMONTE	64 SERRAMONTE BLVD.	DALY CITY	CA	94015	Lease
435	STONEWOOD CENTER	251 STONEWOOD SP#C17,19,21	DOWNEY	CA	90241	Lease
380	PARKWAY PLAZA	415 PARKWAY PLAZA SP-651	EL CAJON	CA	92020	Lease
56	IMPERIAL VALLEY	3451 SOUTH DOGWOOD SP #1116	EL CENTRO	CA	92243	Lease
929	NORTH COUNTY FAIR	272 E. VIA RANCHO PKWY 153	ESCONDIDO	CA	92025	Lease
295	SOLANO MALL	1350 TRAVIS BLVD #R-5	FAIRFIELD	CA	94533	Lease
500	FRESNO FASHION FAIR	701 EAST SHAW AVE SP#101	FRESNO	CA	93710	Lease
480	SOUTHLAND CENTER	262 SOUTHLAND MALL- SP#240	HAYWARD	CA	94545	Lease
227	LAGUNA HILLS	24155 LAGUNA HILLS SP-1710	LAGUNA HILLS	CA	92653	Lease
121	LAKEWOOD CENTER	310 LAKEWOOD CTR	LAKEWOOD	CA	90712	Lease
590	MERCED MALL	264 MERCED MALL	MERCED	CA	95348	Lease
414	MONTCLAIR	2138 MONTCLAIR PLAZA SP 2138	MONTCLAIR	CA	91763	Lease
936	MONTEBELLO TOWN CENTER	2147 MONTEBELLO TOWN CTR	MONTEBELLO	CA	90640-2171	Lease
868	MORENO VALLEY	22500 TOWN CIRCLE	MORENO VALLEY	CA	92553	Lease
852	PLAZA BONITA	3030 PLAZA BONITA SP#1144	NATIONAL CITY	CA	91950	Lease
168	NEWPARK MALL	2088 NEWPARK MALL SP#2023	NEWARK	CA	94560	Lease
839	PALM DESERT TOWN CENTER	72-840 HIGHWAY 11 SP#109	PALM DESERT	CA	92260	Lease
372	ANTELOPE MALL	1233 W AVE PLACE	PALMDALE	CA	93551	Lease
257	STONERIDGE MALL	2329 STONERIDGE MALL SP#-212	PLEASANTON	CA	94588	Lease
103	VICTORIA GARDENS	12561 S MAIN ST SP#1620	RANCHOCUCAMONGA	CA	91730	Lease
509	TYLER MALL	1235 GALLERIA AT TYLER	RIVERSIDE	CA	92503-4101	Lease
638	GALLERIA AT ROSEVILLE	1151 HARDING AVE SP#109	ROSEVILLE	CA	95678	Lease
698	ARDEN FAIR	1689 ARDEN WAY SP#1198	SACRAMENTO	CA	95815	Lease
504	NORTHRIDGE SHOPPING CTR	566 NORTHRIDGE MALL SP E11A	SALINAS	CA	93906	Lease
767	SHOPS AT TANFORAN	1140 EL CAMINO RD SP#237	SAN BRUNO	CA	94066	Lease
469	MISSION VALLEY	1640 CAMINO DEL RIO N SP#230	SAN DIEGO	CA	92108	Lease
15	OAKRIDGE	925 BLOSSOM HILL RD SU 1480	SAN JOSE	CA	95123	Lease
501	EASTRIDGE	2200 EASTRIDGE LOOP SP#1036	SAN JOSE	CA	95122	Lease
393	MAIN PLACE	2800 N MAIN ST SP#603	SANTA ANA	CA	92705	Lease
625	VALLEY FAIR MALL	2855 STEVENS CREEK SPB313	SANTA CLARA	CA	95050	Lease
724	SHOPS AT ROSSMOOR	12181 SEAL BEACH BLVD	SEAL BEACH	CA	90740	Lease
156	SIMI VALLEY TOWNE CTR	1555 SIMI VALLEY WAY SP#525	SIMI VALLEY	CA	93063	Lease
182	PROMENADE AT TEMECULA	40820 WINCHESTER RD SP#2630	TEMECULA	CA	92591	Lease
464	DEL AMO CENTER	3525 CARSON ST SPACE#151	TORRANCE	CA	90503	Lease
819	WEST VALLEY MALL	3200 NAGLEE RD. SUITE 510	TRACY	CA	95304	Lease
809	VALENCIA TOWN CENTER	24201 VALENCIA BLVD SP#1113	VALENCIA	CA	91355	Lease
92	VISALIA MALL	2053 S. MOONEY BLVD	VISALIA	CA	93277	Lease
708	WESTMINSTER	1025 WESTMINSTER SP# 2016	WESTMINSTER	CA	92683	Lease
521	AURORA MALL	14200 E ALAMEDA SP 1006B	AURORA	CO	80012	Lease
621	THE SOUTHLANDS	6240 S. MAIN STREET #110	AURORA	CO	80016	Lease
963	FLATIRON CROSSING	1 W FLATIRON CROSSING SP1196	BROOMFIELD	CO	80021	Lease
728	NORTHFIELD AT STAPLETON	8216 NORTHFIELD BLVD #1343	DENVER	CO	80238	Lease
166	BELMAR SHOPPING CENTER	351 SOUTH TELLER STREET	LAKEWOOD	CO	80226	Lease
807	SHOPS AT CENTERRA	CENTERRA BLVD EAST SPD330	LOVELAND	CO	80537	Lease

135	DANBURY FAIR MALL	7 BACKUS AVENUE #C220	DANBURY	CT	06810	Lease
961	BUCKLAND HILLS	194 BUCKLAND HILLS DRIVE SP2030	MANCHESTER	CT	06040	Lease
321	MERIDEN	470 LEWIS STREET, SPACE 1020	MERIDEN	CT	06450-2190	Lease
281	CONNECTICUT POST	1201 BOSTON POST RD SP#1210	MILFORD	CT	06460	Lease
84	TRUMBULL PARK	5065 MAIN STREET SP#216	TRUMBULL	CT	06611	Lease
646	BRASS MILLS	495 UNION STREET SP 1052	WATERBURY	CT	06721	Lease
730	CRYSTAL MALL	850 HARTFORD TURNPIKE SPR204	WATERFORD	CT	06385	Lease
527	CONCORD MALL	4737 CONCORD PIKE SP#700	WILMINGTON	DE	19803	Lease
672	BOYNTON BEACH MALL	801 NORTH CONGRESS AVE	BOYNTON BEACH	FL	33426	Lease
241	BRANDON TOWN CTR	2615 W. BRONDON BLVD SP#407	BRANDON	FL	33511-4772	Lease
575	COUNTRYSIDE MALL	27001 US HIGHWAY 19 N. 2016	CLEARWATER	FL	33761	Lease
519	PROMENADE @ COCONUT CRK	4451 LYONS ROAD	COCONUT CREEK	FL	33063	Lease
163	CORAL SQUARE	9175 W ATLANTIC BLVD	CORAL SPRINGS	FL	33071	Lease
369	VOLUSIA MALL	1700 INTERNATIONAL SPEEDWAY	DAYTONA BEACH	FL	32114	Lease
191	EDISON MALL	4125 CLEVELAND AVE SP#1470	FORT MYERS	FL	33901	Lease
346	WESTLAND MALL	1685 W 49TH ST SP# 1112	HIALEAH	FL	33012-2944	Lease
112	THE AVENUES	10300 SOUTHSIDE BLVD SP#164	JACKSONVILLE	FL	32256	Lease
194	REGENCY SQUARE	9501 ARLINGTON EXY SP425	JACKSONVILLE	FL	32225	Lease
853	LAKESIDE VILLAGE	1473 TOWN CENTER DRIVE	LAKELAND	FL	33803	Lease
846	MIAMI INTERNATIONAL	1455 NW 107TH AVE SP# 616-A	MIAMI	FL	33172	Lease
895	KENDALL TOWN & COUNTRY	8500 MILLS DRIVE SP#C-12	MIAMI	FL	33183	Lease
482	COASTLAND	1900 TAMIAMI TRAIL NORTH	NAPLES	FL	34102	Lease
717	ORANGE PARK MALL	1910 WELLS ROAD	ORANGE PARK	FL	32073	Lease
932	FLORIDA MALL	8001 S ORANGE BLOSSOM TRAIL SP 156	ORLANDO	FL	32809	Lease
856	LEGACY PLACE	11340 LEGACY DRIVE	PALM BEACH GARDENS	FL	33410	Lease
671	PIER PARK	15611 STARFISH STREET	PANAMA CITY BEACH	FL	32413	Lease
611	SHOPS @ PEMBROKE GARDEN	417 SW 145TH TERRACE	PEMBROKE PINES	FL	33027	Lease
879	PEMBROKE LAKES MALL	11401 PINES BLVD SP# 158	PEMBROKE PINES	FL	33026	Lease
344	CORDOVA MALL	5100 N 9TH AVE SP-F613A	PENSACOLA	FL	32504	Lease
682	BROWARD MALL	8000 BROWARD MALL SP#723	PLANTATION	FL	33388	Lease
395	SARASOTA SQUARE	8201 SOUTH TAMIAMI TRAIL	SARASOTA	FL	34238	Lease
192	TYRONE SQUARE	6746 TYRONE SQUARE	ST. PETERSBURG	FL	33710	Lease
684	GOVERNOR’S SQUARE	1500 APALACHEE PKWY #2102	TALLAHASSEE	FL	32301-3017	Lease
193	WEST SHORE PLAZA	253 WEST SHORE PLAZA	TAMPA	FL	33609	Lease
401	CITRUS PARK	8112 CITRUS PARK	TAMPA	FL	33625	Lease
314	THE AVENUE AT VIERA	2251 TOWNE CENTER AVE #129	VIERA	FL	32940	Lease
269	MALL @ WELLINGTON	10300 W FOREST HILL BLVD 207	WELLINGTON	FL	33414	Lease
294	WINTER GARDEN VILLAGE	3251 DANIELS ROAD	WINTER GARDEN	FL	34787	Lease
563	ALBANY MALL	2601 DAWSON RD SP C6	ALBANY	GA	31707	Lease
268	NORTHPOINT MALL	1000 NORTH POINT CR SP#2072	ALPHARETTA	GA	30022	Lease
645	GEORGIA SQUARE	3700 ATLANTA HIGHWAY SP 129	ATHENS	GA	30606	Lease
5	PERIMETER MALL	4400 ASHFORD DUNOODY SP#2020	ATLANTA	GA	30346	Lease

256	NORTHLAKE MALL	1401 NORTHLAKE MALL	ATLANTA	GA	30345-2715	Lease
362	CUMBERLAND	1000 CUMBERLAND MALL SP#249	ATLANTA	GA	30339	Lease
630	AUGUSTA MALL	3450 WRIGHTBORO ROAD	AUGUSTA	GA	30909	Lease
48	MALL OF GEORGIA	3333 BUFORD MALL SP# 2010	BUFORD	GA	30519	Lease
882	PEACHTREE MALL	3131 MANCHESTER EXPRESSWAY	COLUMBUS	GA	31909	Lease
679	THE AVENUE FORSYTH	410 PEACHTREE PKWY	CUMMING	GA	30041	Lease
91	ARBOR PLACE	6700 DOUGLAS BLVD SP # 1120	DOUGLASVILLE	GA	30135	Lease
955	TWN CENTER AT COBB	400 ERNEST BARRETT SP#F613A	KENNESAW	GA	30144	Lease
662	MALL @ STONE CREST	8000 MALL PARKWAY SP1560	LITHONIA	GA	30038	Lease
573	SHOPPES @ RIVER CROSSIN	5080 RIVERSIDE DRIVE #224	MACON	GA	31210	Lease
586	THE AVENUE AT EAST COBB	4475 ROSWELL ROAD #220	MARIETTA	GA	30062	Lease
564	SOUTHLAKE	GA 54 & I-75 SOUTH SP 2431	MORROW	GA	30260-2333	Lease
340	OGLETHORPE MALL	7804 ABERCORN HWY	SAVANNAH	GA	31406-2400	Lease
453	AVE AT WEBB GIN	1350 SCENIC HWY 124 SP#332	SNELLVILLE	GA	30078	Lease
375	VALDOSTA MALL	1000-1018 VALDOSTA SP 1012	VALDOSTA	GA	31601	Lease
302	NORTH PARK	320 WEST KIMBERLY RD SP#58	DAVENPORT	IA	52806	Lease
244	JORDAN CREEK	101 74ST STREET SP#1046	WEST DES MOINES	IA	50266	Lease
781	ALGONQUIN COMMONS	1944 S RANDALL RD SP#4090	ALGONQUIN	IL	60102	Lease
652	ALTON SQUARE	123 ALTON ROAD	ALTON	IL	62002	Lease
542	FOX VALLEY	2038 FOX VALLEY CTR	AURORA	IL	60504	Lease
826	STRATFORD SQUARE	153 STRATFORD SQ SP#G-17	BLOOMINGDALE	IL	60108	Lease
511	PROMENADE @ BOLINGBROOK	639 E. BOUGHTON RD. #650	BOLINGBROOK	IL	60440	Lease
510	BURR RIDGE	565 VILLAGE CENTER DRIVE	BURR RIDGE	IL	60527	Lease
106	RIVEROAKS	RIVER OAKS CENTER RD. SP 49A	CALUMET CITY	IL	60409	Lease
247	HARLEM-IRVING	4190E NORTH HARLEM AVENUE	CHICAGO	IL	60634	Lease
917	STATE STREET	25 N. STATE STREET	CHICAGO	IL	60602	Lease
830	CHICAGO RIDGE MALL	170 CHICAGO RIDGE SP204	CHICAGO RIDGE	IL	60415	Lease
651	ST. CLAIR SQUARE	113 ST. CLAIR SQUARE	FAIRVIEW HTS	IL	62208	Lease
789	GENEVA COMMONS	410 COMMONS DRIVE SP#2160	GENEVA	IL	60134	Lease
656	LOUIS JOLIET	3340 MALL LOOP DRIVE SP#A-9	JOLIET	IL	60435	Lease
964	LINCOLNWOOD	3401 TOUHY SP# D-11	LINCOLNWOOD	IL	60712	Lease
693	NORTH. RIVERSIDE PARK	7501 W CERMAK RD SP#G-10	N RIVERSIDE	IL	60546	Lease
89	GOLF MILL	270 GOLF MILL CENTER	NILES	IL	60714	Lease
923	OAKBROOK MALL	100 OAKBROOK CENTER SP#528	OAK BROOK	IL	60523	Lease
547	ORLAND SQUARE	636 ORLAND SQUARE MALL	ORLAND PARK	IL	60462	Lease
837	SHOPPES @ GRAND PRAIRIE	5201 W WAR MEMORIAL DR SP305	PEORIA	IL	61615	Lease
283	WOODFIELD	WOODFIELD MALL SP# F-112	SCHAUMBURG	IL	60173	Lease
24	HAWTHORNE CENTER	122 HAWTHORNE CENTER SP#12	VERNON HILLS	IL	60061	Lease
423	CLAY TERRACE	14400 CLAY TERRACE SP#D08	CARMEL	IN	46032	Lease
666	GREEN TREE MALL	757 LEWIS AND CLARK PKWY E	CLARKSVILLE	IN	47129	Lease
827	EASTLAND MALL	800 N GREEN RIVER RD SP 365	EVANSVILLE	IN	47735	Lease
823	GLENBROOK	4201 COLDWATER RD SP#G02	FORT WAYNE	IN	46805	Lease
829	GREENWOOD PARK MALL	1251 US HIGHWAY 31N	GREENWOOD	IN	46142	Lease
661	CASTLETON SQUARE	6020 E 82ND ST	INDIANAPOLIS	IN	46250	Lease

909	CIRCLE CENTRE	49 W MARYLAND ST	INDIANAPOLIS	IN	46204	Lease
541	SOUTHLAKE	1916 SOUTHLAKE MALL	MERRILLVILLE	IN	46410-6435	Lease
729	HAMILTON TOWN CENTER	13901 TOWN CENTER BLVD	NOBLESVILLE	IN	46060	Lease
616	TOWN CENTER PLAZA	W 119TH & ROE AVE SP3220	LEAWOOD	KS	66209	Lease
598	OAK PARK	11621 W 95TH STREET SP#105	OVERLAND PARK	KS	66214	Lease
449	GREENWOOD MALL	2625 SCOTTSVILLE RD SP#129	BOWLING GREEN	KY	42104	Lease
274	CRESTVIEW HILLS TOWN CT	2901 DIXIE HWY SP#3040	CRESTVIEW HILLS	KY	41017	Lease
556	FLORENCE MALL	2000 FLORENCE MALL	FLORENCE	KY	41042	Lease
897	FAYETTE MALL	3401 NICHOLASVILLE ROAD	LEXINGTON	KY	40503	Lease
463	OXMOOR CENTER	7900 SHELBYVILLE ROAD	LOUISVILLE	KY	40222	Lease
773	MALL ST MATTHEWS	5000 SHELBYVILLE ROAD	LOUISVILLE	KY	40207	Lease
851	KENTUCKY OAKS	5101 HINKLEVILLE RD SP #680	PADUCAH	KY	42001	Lease
455	MALL OF LOUISIANA	6401 BLUEBONNET BVD, SP#2180	BATON ROUGE	LA	70809	Lease
667	OAKWOOD CENTER	197 W. BANK EXPRESSWAY	GRETNA	LA	70056	Lease
352	SOUTHLAND	5953 W PARK AVE	HOUMA	LA	70364	Lease
588	ESPLANADE	1401 ESPLANADE AVENUE #1602	KENNER	LA	70065	Lease
143	ACADIANA MALL	5725 JOHNSON STREET	LAFAYETTE	LA	70503	Lease
119	LAKESIDE CENTER	3301 VETERANS HWY SP#61	METAIRIE	LA	70002	Lease
934	PECANLAND	4700 MILHAVEN RD SP1404	MONROE	LA	71203-7015	Lease
749	MALL ST VINCENT	1133 ST VINCENT AVE SP#185	SHREVEPORT	LA	71104	Lease
439	AUBURN MALL	385 SOUTH BRIDGE STREET	AUBURN	MA	01501	Lease
574	WAYSIDE COMMONS	6 WAYSIDE ROAD	BURLINGTON	MA	01803	Lease
382	HAMPSHIRE MALL	367 RUSSELL ST SP#A07	HADLEY	MA	01035	Lease
597	HOLYOKE MALL	50 HOLYOKE ST SPACE F381	HOLYOKE	MA	01040	Lease
924	INDEPENDENCE MALL	101 INDEPENDENCE MALL WAY	KINGSTON	MA	02364	Lease
248	BERKSHIRE MALL	OLD STATE RD & RTE 8 SP#B105	LANESBOROUGH	MA	01237	Lease
493	NATICK MALL	1245 WORCHESTER ST. SP#2064	NATICK	MA	01760	Lease
902	EMERALD SQUARE	999 SO WASHINGTON ST	NORTH ATTLEBORO	MA	02760	Lease
164	NORTHSHORE SHOPPING CTR	RTS 114 & 128 SP#W115	PEABODY	MA	01960	Lease
97	SQUARE ONE MALL	12777 BROADWAY SP#208	SAUGUS	MA	01906	Lease
131	SILVER CITY	2 GALLERIA MALL DR	TAUTON	MA	02718	Lease
769	ANNAPOLIS MALL	128 ANNAPOLIS MALL SP#128	Annapolis	MD	21401	Lease
25	WHITE MARSH	8200 PERRY HALL BLVD	BALTIMORE	MD	21236	Lease
737	HARFORD MALL	696A BEL AIR RD SP#W12	BEL AIR	MD	21014	Lease
710	BOWIE TOWN CENTER	15443 EMERALD WAY	BOWIE	MD	20716	Lease
323	COLUMBIA MALL	10300 LITTLE PATUXENT PKWY SP 1332	COLUMBIA	MD	21044-5310	Lease
370	LAKEFOREST MALL	701 RUSSELL AVENUE #225	GAITHERSBURG	MD	20877	Lease
81	MARLEY STATION	7900 GOV RITCHIE HWY #E205	GLEN BURNIE	MD	21061	Lease
416	HUNT VALLEY TOWNE CTR	118 SHAWAN ROAD SUITE E	HUNT VALLEY	MD	21030	Lease
886	CENTRE AT SALISBURY	2300 N. SALISBURY BLD SPD117	SALISBURY	MD	21801	Lease
922	DOWNTOWN SILVER SPRINGS	937 ELLSWORTH DRIVE #C2B	SILVER SPRINGS	MD	20910	Lease
478	TOWSON TOWN CENTER	825 DULANEY VALLY RD SP#4310	TOWSON	MD	21204	Lease
878	ST. CHARLES TOWN CENTER	11110 MALL CIRCLE SP#F02A	WALDORF	MD	20603	Lease
400	TOWN MALL OFWESTMINSTER	400 NORTH CENTER ST SP#1453	WESTMINSTER	MD	21157	Lease

177	WHEATON PLAZA	11160 VIERS MILL ROAD SP112	WHEATON	MD	20902	Lease
940	BANGOR MALL	663 STILLWATER AVE SP#1042	BANGOR	ME	04401	Lease
914	GENESSEE VALLEY	3395 SOUTH LINDEN ROAD	FLINT	MI	48507	Lease
761	WOODLAND	3195 28TH STREET SE SP#H110A	GRAND RAPIDS	MI	49512	Lease
912	RIVERTOWN CROSSINGS	4700 WILSON SPACE #2208	GRANDVILLE	MI	49418	Lease
203	MERIDIAN MALL	1982 GRAND RIVER AVE SP#561	OKEMOS	MI	48864	Lease
845	MACOMB MALL	32357 GRATIOT AVE	ROSEVILLE	MI	48066	Lease
457	FASHION SQUARE	4787 FASHION SQ MALL SP#C326	SAGINAW	MI	48604	Lease
515	LAKESIDE MALL	14600 LAKE CIRCLE	STERLING HEIGHTS	MI	48313	Lease
465	SOUTHLAND CENTER	23000 EUREKA	TAYLOR	MI	48180	Lease
806	OAKLAND MALL	630 W 14 MILE RD	TROY	MI	48083	Lease
152	WESTLAND CENTER	3500 WEST WARREN ROAD	WESTLAND	MI	48185	Lease
567	MALL OF AMERICA	S 144 SOUTH BLVD	BLOOMINGTON	MN	55425	Lease
492	SOUTHDALE	2975 SOUTHDALE CENTER	EDINA	MN	55435	Lease
512	RIVER HILLS	1850 ADAMS STREET	MANIKATO	MN	56001	Lease
705	RIDGEDALE MALL	12401 WAYZATA BLVD SP#1055	MINNETONKA	MN	55305	Lease
388	APACHE MALL	306 APACHE MALL SP#306	ROCHESTER	MN	55902	Lease
665	ROSEDALE CENTER	501 ROSEDALE CENTER	ROSEVILLE	MN	55113	Lease
167	CROSSROADS CENTER	4101 W DIVISION ST. SP#B23	ST CLOUD	MN	56301	Lease
199	MAPLEWOOD MALL	3001 WHITE BEAR AVE SP#2015A	ST PAUL	MN	55109	Lease
255	WOODBURY LAKES	INTER 94 & RADIO DR SP#D08	WOODBURY	MN	55125	Lease
825	WEST PARK MALL	3049 ROUTE K SP# 125	CAPE GIRARDEAU	MO	63701	Lease
546	CHESTERFIELD	78 CHESTERFIELD MALL SP#320	CHESTERFIELD	MO	63017-4810	Lease
931	COLUMBIA MALL	2300 BERNADETTE DRIVE SP#336	COLUMBIA	MO	65203	Lease
617	WEST COUNTY MALL	64 WEST COUNTY CENTER SP1250	DES PERES	MO	63131	Lease
253	INDEPENDENCE	2060 INDEPENDENCE CENTER DR	INDEPENDENCE	MO	64057	Lease
576	ZONA ROSA	7240 NW 86TH PLACE SP#181	KANSAS CITY	MO	64153	Lease
688	THE MEADOWS	21 MEADOW CIRCLE DRIVE	LAKE SAINT LOUIS	MO	63367	Lease
95	ST LOUIS GALLERIA	1155 ST LOUIS GALLERIA	RICHMOND HEIGHTS	MO	63117	Lease
795	BATTLEFIELD	2825 S GLENSTONE AVE SP#H01C	SPRINGFIELD	MO	65804	Lease
690	SOUTH COUNTY	316 SOUTH COUNTY CENTER #316	ST. LOUIS	MO	63129	Lease
148	MID RIVERS MALL	1600 MID RIVERS MALL	ST. PETERS	MO	63376	Lease
188	EDGEWATER PLAZA	2600 BEACH BLVD	BILOXI	MS	39531	Lease
876	DOGWOOD FESTIVAL MARKET	110 DOGWOOD BLVD. #2251	FLOWOOD	MS	39232	Lease
243	TURTLE CREEK MALL	1000 TURTLECREEK DRIVE SP 243	HATTIESBURG	MS	39402	Lease
928	NORTHPARK MALL	1200 E COUNTY LINE RD STE 258	RIDGELAND	MS	39157	Lease
960	BARNES CROSSING MALL	ROUTE 1, BOX 310	TUPELO	MS	38801	Lease
212	ASHEVILLE	3 SOUTH TUNNEL ROAD	ASHEVILLE	NC	28805	Lease
904	ALAMANCE CROSSING	3189 WALTHAM BLVD.	BURLINGTON	NC	27215	Lease
447	CARY VILLAGE	1105 WALNUT STREET SP#G1120	CARY	NC	27511-4791	Lease
533	BLAKENEY	9876 REA ROAD	CHARLOTTE	NC	28277	Lease
543	NORTHLAKE MALL	6801 NORTHLAKE MALL SP 140	CHARLOTTE	NC	28216	Lease
111	STREETS AT SOUTHPOINT	6910 FAYETTEVILLE RD SP#122	DURHAM	NC	27713	Lease
364	CROSS CREEK	211 CROSS CREEK MALL	FAYETTEVILLE	NC	28303	Lease

238	EASTRIDGE	246 NORTH NEW HOPE RD #130	GASTONIA	NC	28053	Lease
189	FRIENDLY CENTER	3100 KATHLEEN AVE	GREENSBORO	NC	27408	Lease
236	FOUR SEASONS	400 FOUR SEASONS TOWN CENTER SP 250	GREENSBORO	NC	27407	Lease
383	THE COLONY	714 EAST GREENVILLE BLVD	GREENVILLE	NC	27858	Lease
476	VALLEY HILLS	244 VALLEY HILLS MALL SP180	HICKORY	NC	28602	Lease
871	CAROLINA PLACE	11025 CAROLINA PLACE PWY	PINEVILLE	NC	28134	Lease
648	CRABTREE VALLEY MALL	4325 GLENWOOD AVE SP U-234	RALEIGH	NC	27612	Lease
811	TRIANGLE TOWN CENTER	5959 TRIANGLE TOWN SP#1042	RALEIGH	NC	27616	Lease
359	MAYFAIRE TOWN CENTER	6869 MAIN STREET	WILMINGTON	NC	28405	Lease
13	HANES MALL	3320 SILAS CREEK PKW ST 5500	WINSTON SALEM	NC	27103	Lease
689	WEST ACRES MALL	3902 3RD AVE SOUTH SP#1613	FARGO	ND	58103	Lease
867	GATEWAY MALL	39 GATEWAY MALL SP#A-104	LINCOLN	NE	68505	Lease
132	OAKVIEW	3001 S 144 ST SP#D10&D10B	OMAHA	NE	68144	Lease
197	WESTROADS	10000 CALIFORNIA ST SP#2228	OMAHA	NE	68114	Lease
277	STEEPLEGATE	270 LOUDON ROAD	CONCORD	NH	03301	Lease
943	PHEASANT LANE MALL	310 DANIEL WEBSTER HWY SP212	NASHUA	NH	03060	Lease
618	BRICKTOWN PLAZA	660 ROUTE 70 W	BRICK TOWNSHIP	NJ	08723	Lease
402	BRIDGEWATER COMMONS	400 COMMONNS WAY SP#2690	BRIDGEWATER	NJ	08807	Lease
592	CHERRY HILL	2000 RT 38 SPACE# 1865	CHERRY HILL	NJ	08002	Lease
399	DEPTFORD MALL	1750 DEPTFORD CENTER SP#207A	DEPTFORD	NJ	08096	Lease
390	BRUNSWICK SQUARE	755 NJ STATE HWY 18	EAST BRUNSWICK	NJ	08816	Lease
178	MONMOUTH MALL	MONMOUTH SHOPPING CTR #2112	EATONTOWN	NJ	07724	Lease
27	MENLO PARK	MENLO PARK SP#2030A	EDISON	NJ	08837	Lease
276	JERSEY GARDENS	651 KAPKOWSKI RD SP#1018	ELIZABETH	NJ	07201	Lease
425	ENGLEWOOD TOWN SQUARE	22 W. PALISADE AVENUE	ENGLEWOOD	NJ	07631	Lease
824	SHOPPES AT FLEMINGTON	100 REAVILLE AVE	FLEMINGTON	NJ	08822	Lease
885	FREEHOLD RACEWAY	3710 ROUTE 9 #E120	FREEHOLD	NJ	07728	Lease
520	SHOPPES AT HAMILTON	549 ROUTE 130 SUITE 430	HAMILTON	NJ	08691	Lease
49	HUDSON MALL	RT 440 - SPACE 31-33	JERSEY CITY	NJ	07304	Lease
262	NEWPORT CENTRE	30-148 MALL DRIVE WEST	JERSEY CITY	NJ	07302	Lease
583	QUAKERBRIDGE MALL	265 QUAKERBRIDGE MALL	LAWRENCEVILLE	NJ	08648	Lease
326	LIVINGSTON MALL	38 LIVINGSTON MALL	LIVINGSTON	NJ	07039	Lease
209	HAMILTON CENTER.	100 W BLACKHORSE PIKE SP#251	MAYS LANDING	NJ	08330-3103	Lease
968	MOORESTOWN MALL	400 RTE 38 & LENOLA RD SP 1040	MOORESTOWN	NJ	08057	Lease
301	SHOPPES @ N. BRUNSWICK	757 SHOPPES BOULEVARD	N. BRUNSWICK	NJ	08902	Lease
410	SHOPPES AT OLD BRIDGE	3813 US HIGHWAY 9	OLD BRIDGE	NJ	08857	Lease
184	PARAMUS PARK	700 PARAMUS PARK SP#1580	PARAMUS	NJ	07652	Lease
154	INTERSTATE SHOPPING CTR	75 INTERSTATE SHOP CTR SP101	RAMSEY	NJ	07446	Lease
585	ROCKAWAY TOWN SQUARE	301 MOUNT HOPE AVE SP#1087	ROCKAWAY	NJ	07866	Lease
790	SHOPPES AT CROSS KEYS	611 CROSS KEYS RD SUITE-D446	SICKLERVILLE	NJ	08081	Lease
581	OCEAN COUNTY	1201 HOOPER AVE SP#1008A	TOMS RIVER	NJ	08753	Lease
70	DWNTN UNION CITY	3701 BERGENLINE AVENUE	UNION CITY	NJ	07087	Lease
316	WILLOWBROOK	1828 WILLOWBROOK MALL SP#30	WAYNE	NJ	07470	Lease
79	WOODBRIDGE	188 WOODBRIDGE CENTER	WOODBRIDGE	NJ	07095	Lease

522	CORONADO CENTER	6600 MENAUL BLVD NE SP#B12	ALBUQUERQUE	NM	87110	Lease
237	GALLERIA @SUNSET	1300 SUNSET BLVD #137	HENDERSON	NV	89014	Lease
495	TOWN SQUARE	6611 LAS VEGAS BLVD SOUTH	LAS VEGAS	NV	89119	Lease
697	THE MEADOWS	4300 MEADOWS LANE	LAS VEGAS	NV	89107	Lease
608	SUMMIT SIERRA	13945 S VIRGINA ST SP#624	RENO	NV	89511	Lease
33	CROSSGATES	1 CROSSGATES MALL ROAD	ALBANY	NY	12203	Lease
224	COLONIE MALL	131 COLONIE CENTER SP 337	ALBANY	NY	12205	Lease
232	BOULEVARD MALL	1289 NIAGARA FALLS BLVSP#737	AMHERST	NY	14226	Lease
660	STEINWAY STREET	30-37 STEINWAY ST. SPACE #30	ASTORIA	NY	11103	Lease
22	GREAT SOUTH BAY	835 WEST MONTAUK HIGHWAY	BABYLON	NY	11704	Lease
778	SOUTH SHORE	1701 SUNRISE HIGHWAY	BAY SHORE	NY	11706	Lease
612	BAY TERRACE AT BAYSIDE	23-92 BELL BLVD SP#23-92	BAYSIDE	NY	11360	Lease
947	McKINLEY MALL	BOX 730 OR 732	BLASDELL	NY	14219	Lease
60	PARKCHESTER	1453 METROPOLITAN AVE SP-C-7	BRONX	NY	10462	Lease
16	5TH AVE (BKLYN)	5308 FIFTH AVENUE	BROOKLYN	NY	11220-3111	Lease
31	KINGS PLAZA	5100 KINGS PLAZA BLVD #219	BROOKLYN	NY	11234	Lease
85	86TH STREET	515-521 86TH STREET	BROOKLYN	NY	11209	Lease
653	BENSONHURST	8603 21ST AVE	BROOKLYN	NY	11214-4903	Lease
951	WALDEN GALLERIA	1 WALDEN GALLERIA SP#A103	BUFFALO	NY	14225	Lease
636	GREAT NORTHERN	4155 ROUTE 31 SP#G-120	CLAY	NY	13041	Lease
142	MAYFAIR	132-138 JERICHO TNPKE	COMMACK	NY	11725	Lease
272	SHOPPINGTOWN	3649 ERIE BLVD EAST #15&16	DEWITT	NY	13214	Lease
766	QUEENS CENTER	90-15 QUEENS BLVD SP#2060	ELMHURST	NY	11373	Lease
371	AUSTIN STREET	71-40 AUSTIN STREET	FOREST HILLS	NY	11375	Lease
174	ROOSEVELT FIELD	OLD COUNTRY RD SPACE#1039	GARDEN CITY	NY	11530	Lease
2	BROADWAY MALL	202 BROADWAY MALL	HICKSVILLE	NY	11801	Lease
144	OAKDALE MALL	HARRY L DR & REYNOLDS RD	JOHNSON CITY	NY	13790	Lease
258	HUDSON VALLEY MALL	1300 ULSTER AVE	KINGSTON	NY	12401	Lease
29	SMITH HAVEN	468 MIDDLE COUNTY ROAD	LAKE GROVE	NY	11755	Lease
324	SUNRISE MALL	320 SUNRISE HIGHWAY	MASSAPEQUA	NY	11758	Lease
58	CRYSTAL RUN	1 GALLERIA DR #A-105	MIDDLETOWN	NY	10940	Lease
780	SANGERTOWN SQUARE	COMMERCIAL DR	NEW HARTFORD	NY	13413	Lease
513	LAKE SUCCESS	1436 UNION TURNPIKE	NEW HYDE PARK	NY	11040	Lease
7	NASSAU STREET	83 NASSAU STREET	NEW YORK	NY	10038	Lease
20	BROADWAY	4261 BROADWAY	NEW YORK	NY	10033-3729	Lease
77	58TH STREET	715 LEXINGTON AVE SP#A	NEW YORK	NY	10022	Lease
751	NEWBURGH MALL	1401 ROUTE 300 SUITE 111	NEWBURGH	NY	12550	Lease
894	PLAINVIEW CENTRE	369 SOUTH OYSTER BAY ROAD	PLAINVIEW	NY	11803	Lease
282	CHAMPLAIN MALL	60 SMITHFIELD BLVD SP#C115	PLATTSBURGH	NY	12901	Lease
145	POUGHKEEPSIE MALL	790 SOUTH ROAD SP# A211	POUGHKEEPSIE	NY	12601-5908	Lease
421	AVIATION MALL	578 AVIATION ROAD #25	QUEENSBURY	NY	12804	Lease
11	MYRTLE AVE.	5723 MYRTLE AVE	RIDGEWOOD	NY	11385	Lease
246	MARKET PLACE	1 MIRACLE MILE DRIVE	ROCHESTER	NY	14624	Lease

322	GREECE RIDGE	462 GREECE RIDGE CENTER DR	ROCHESTER	NY	14626	Lease
62	HYLAN COMMONS	430 NEW DORP LANE	STATEN ISLAND	NY	10306	Lease
75	STATEN ISLAND MALL	2655 RICHMOND AVE SP 109	STATEN ISLAND	NY	10314	Lease
373	CAROUSEL	9713 CAROUSEL CENTER	SYRACUSE	NY	13290	Lease
23	GREEN ACRES	1072 GREEN ACRES MALL	VALLEY STREAM	NY	11581	Lease
173	EASTVIEW	7979 VICTOR PITTSFORD RD SP 156	VICTOR	NY	14564	Lease
534	WEBSTER TOWN CENTER	1028 RIDGE ROAD	WEBSTER	NY	14580	Lease
551	PALISADES	1000 PALISADES CTR SP#C205	WEST NYACK	NY	10994	Lease
223	SOUTHGATE PLAZA	1014 UNION RD	WEST SENECA	NY	14224	Lease
221	THE SOURCE	1504 OLD COUNTRY RD SP#H12	WESTBURY	NY	11590	Lease
334	EASTERN HILLS	4545 TRANSIT RD	WILLIAMSVILLE	NY	14221	Lease
12	CROSS COUNTY	15-17 MALL WALK	YONKERS	NY	10704	Lease
419	YONKERS GATEWAY CENTER	2500 CENTRAL PARK AVENUE	YONKERS	NY	10710	Lease
61	JEFFERSON VALLEY	650 LEE BOULEVARD	YORKTOWN HEIGHTS	NY	10598	Lease
639	THE GREENE	INDIAN RIPPLE RD SP#E-108	BEAVER CREEK	OH	45401	Lease
677	FAIRFIELD COMMONS	2727 FAIRFIELD COMMONS SP W-113	BEAVERCREEK	OH	45431	Lease
456	BELDEN VILLAGE	4164 BELDEN VILLAGE SP#C13	CANTON	OH	44718	Lease
122	TRI COUNTY	11700 PRINCETON PIKE	CINCINNATI	OH	45246	Lease
210	NORTHGATE MALL	9501 COLERAIN AVE SP#166	CINCINNATI	OH	45251	Lease
329	ROOKWOOD COMMONS	2675 EDMONDSON RD SP#B4	CINCINNATI	OH	45209	Lease
498	EASTGATE MALL	4601 EASTGATE BLVD #324	CINCINNATI	OH	45245	Lease
442	EASTON TOWN CENTER	4074 NEW BOND STREET SP332	COLUMBUS	OH	43219	Lease
799	THE SHOP ON LANE AVE	1705 W. LANE AVE SP#D7	COLUMBUS	OH	43221	Lease
292	DAYTON MALL	2700 MIAMIBURG CENTERVILLE SP 256	DAYTON	OH	45459	Lease
584	TUTTLE CROSSING	5043 TUTTLE CROSSING BLVD SP 154	DUBLIN	OH	43016	Lease
899	MIDWAY MALL	3207 MIDWAY MALL RD SP#G-12	ELYRIA	OH	44035-9003	Lease
219	SUMMIT MALL	3265 W. MARKET ST #580A	FAIRLAWN	OH	44333-3346	Lease
911	LIMA	2400 ELIDA MALL	LIMA	OH	45805	Lease
264	DEERFIELD TOWN CENTER	5425 DEERFIELD BLVD SP#2060	MASON	OH	45040	Lease
718	GREAT LAKES	7850 MENTOR AVE	MENTOR	OH	44060	Lease
233	EASTWOOD MALL	5555 YOUNGSTOWN-WARREN RD. UNIT 546	NILES	OH	44446	Lease
557	GREAT NORTHERN	4954 GREAR NORTHERN SP#352	NORTH OLMSTED	OH	44070-3307	Lease
278	PARMATOWN	7987 WEST RIDGEWOOD DR	PARMA	OH	44129	Lease
709	TOWN CENTER @ LEVIS COM	3150 LEVIS COMM BLVD SP#830	PERRYSBURG	OH	43551	Lease
719	RICHMOND TOWN SQUARE	591 RICHMOND RD	RICHMOND HEIGHTS	OH	44143-2908	Lease
240	SOUTHPARK	736 SOUTHPARK CENTER #AU736	STRONGSVILLE	OH	44136	Lease
524	FRANKLIN PARK	5001 MONROE ST SP#1025	TOLEDO	OH	43623	Lease
215	SOUTHERN PARK	7401 MARKET ST SP#803A	YOUNGSTOWN	OH	44512	Lease
538	SOONER MALL	3235 W. MAIN STREET	NORMAN	OK	73072	Lease
604	PENN SQUARE	1901 NW EXPRESSWAY SP#2015	OKLAHOMA CITY	OK	73118	Lease
834	QUAIL SPRINGS	2501 WEST MEMORIAL	OKLAHOMA CITY	OK	73134-8025	Lease
859	WOODLAND	278 WOODLAND HILLS MALL	TULSA	OK	74133	Lease

141	NESHAMINY	320 NESHAMINY MALL	BENSALEM	PA	19020	Lease
462	CAPITAL CITY MALL	3506 CAPITAL CITY MALL DRIVE	CAMP HILL	PA	17011	Lease
530	SHOPS AT SAUCON VALLEY	2960 CENTER VALLEY PKWY #740	CENTER VALLEY	PA	18034	Lease
470	STREETS OF CRANBERRY	20430 ROUTE 19 #140	CRANBERRY TOWNSHIP	PA	16066	Lease
288	MILLCREEK	480 MILLCREEK MALL	ERIE	PA	16509	Lease
204	EXTON SQUARE MALL	176 EXTON SQUARE SP# 176	EXTON	PA	19341	Lease
559	WESTMORELAND	ROUTE 30 EAST SP#261	GREENSBURG	PA	15601	Lease
808	HARRISBURG MALL	3201 PAXTON STREET	HARRISBURG	PA	17111	Lease
921	SHOPPES AT SUSQUEHANNA	2541 BRINDLE RD SP# T	HARRISBURG	PA	17110	Lease
69	KING OF PRUSSIA	160 N GULPH RD SP#3108	KING OF PRUSSIA	PA	19406	Lease
65	PARK CITY CENTER	775 PARK CITY CENTER	LANCASTER	PA	17601	Lease
686	OXFORD VALLEY	2300 E LINCOLN HWY SP E3/E2A	LANGHORNE	PA	19047	Lease
290	MONROEVILLE	290 MONROEVILLE MALL SP#159	MONROEVILLE	PA	15146	Lease
153	SHOPPES AT MONTAGE	2251 SHOPPES BLVD #2251	MOOSIC	PA	18507	Lease
770	MONTGOMERY	292 MONTGOMERY MALL	NORTH WALES	PA	19454	Lease
50	GALLERY AT MKT. EAST	9TH & MARKET ST	PHILADELPHIA	PA	19107	Lease
180	ROOSEVELT MALL	2311 COTTMAN AVE SP#22	PHILADELPHIA	PA	19149	Lease
308	SOUTH HILLS	260 SOUTH HILLS VILLAGE	PITTSBURGH	PA	15241-1418	Lease
353	MALL @ ROBINSON	1590 ROBINSON CENTER DRIVE	PITTSBURGH	PA	15205	Lease
941	ROSS PARK	1000 ROSS PARK MALL	PITTSBURGH	PA	15237-3803	Lease
700	PLYMOUTH MALL	500 GERMANTOWN PIKE SP 1090	PLYMOUTH MEETING	PA	19462	Lease
394	SPRINGFIELD MALL	1200 BALTIMORE PIKE	SPRINGFIELD	PA	19064	Lease
654	UNIONTOWN MALL	1368 W. MAIN ST. SP 1420	UNIONTOWN	PA	15401	Lease
343	VALLEY SQUARE	1580 MAIN STREET	WARRINGTON	PA	18976	Lease
713	CENTURY III	3075 CLAIRTON RD. SP 382	WEST MIFFLIN	PA	15123-0021	Lease
263	LEHIGH VALLEY MALL	153 LEHIGH VALLEY MALL	WHITEHALL	PA	18052	Lease
96	WILLOW GROVE	2500 MORELAND RD. SP# 3000	WILLOW GROVE	PA	19090-4004	Lease
430	SHOPPES @ WYOMISSING	770 WOODLAND ROAD	WYOMISSING	PA	19610	Lease
901	YORK GALLERIA	2899 WHITEFORD ROAD SP160	YORK	PA	17402	Lease
418	PROVIDENCE PLACE	1 PROVIDENCE PLACE SP#3210	PROVIDENCE	RI	02903	Lease
725	CROSSING AT SMITHFIELD	RTE44 -371 PUTNAM PIKE	SMITHFIELD	RI	02917	Lease
169	WARWICK MALL	100 WARWICK MALL SP#A115	WARWICK	RI	02886	Lease
570	ANDERSON MALL	3131 NORTH MAIN ST. SP#C01A	ANDERSON	SC	29621	Lease
783	CITADEL MALL	2070 SAM RITTENBERG SP#C-462	CHARLESTON	SC	29407	Lease
159	VILLAGE AT SANDHILL	470-11 TOWN CENTER SPB113	COLUMBIA	SC	29229	Lease
966	COLUMBIANA CTR	100 COLUMBIANA CIRCLE SP1222	COLUMBIA	SC	29212	Lease
634	MAGNOLIA MALL	2701 DAVID MCLEOD BLVD SP534	FLORENCE	SC	29501	Lease
640	HAYWOOD MALL	700 HAYWOOD MALL -SP#1028B	GREENVILLE	SC	29606	Lease
47	COASTAL GRAND	2000 COASTAL GRAND CIR SP210	MYRTLE BEACH	SC	29577	Lease
358	NORTHWOODS	2150 NORTHWOODS BLV UNIT E10	NORTH CHARLESTON	SC	29406	Lease
562	WESTGATE MALL	205 W. BLACKSTOCK ROAD SP 200	SPARTANBURG	SC	29301-1317	Lease
642	SUMTER MALL	1057-10 BROAD STREET	SUMTER	SC	29150	Lease

655	THE EMPIRE	4001 W 41 STREET SP 710	SIOUX FALLS	SD	57106	Lease
450	HAMILTON PLACE	2100 HAMILTON PLACE BLD #248	CHATTANOGA	TN	37421	Lease
814	CARRIAGE CROSSING	4670 MERCHANT’S PARK SP650	COLLIERVILLE	TN	38017	Lease
407	COOL SPRINGS	1800 GALLERIA BLVD SP 1170	FRANKLIN	TN	37067	Lease
299	RIVERGATE	1000 TWO-MILE PWY A-7	GOODLETTSVILLE	TN	37072	Lease
954	STREETS OF INDIAN LAKE	300 INDIAN HILLS BLVD	HENDERSONVILLE	TN	37075	Lease
391	PINNACLE @TURKEY CREEK	11341 PARKSIDE DRIVE SP416	KNOXVILLE	TN	37934	Lease
722	WEST TOWN	7600 KINGSTON PIKE SP#1404	KNOXVILLE	TN	37919	Lease
349	WOLFCHASE	2760 NORTH GERMANTOWN PKWY SP 179	MEMPHIS	TN	38133	Lease
926	OAK COURT	4465 POPLAR AVE SP#2315B	MEMPHIS	TN	38117	Lease
150	PROVIDENCE MARKET PLACE	401 S. MT JULIET RD	MT. JULIET	TN	37122	Lease
126	AVENUE AT MURFREESBORO	2615 MEDICAL CENTER PKWY	MURFREESBORO	TN	37129	Lease
674	MALL AT GREEN HLLS	2126 ABBOTT MARTIN ROAD	NASHVILLE	TN	37215	Lease
732	NASHVILLE WEST	6720 CHARLOTTE PIKE	NASHVILLE	TN	37209	Lease
293	COLONIAL TOWN PARK	815 INDUSTRIAL BLVD	SMYRNA	TN	37167	Lease
315	WATTER’S CREEK MONTGOME	877 MARKET STREET	ALLEN	TX	75013	Lease
499	WESTGATE MALL	7701 WEST INTERSTATE 40 #548	AMARILLO	TX	79121	Lease
606	PARKS @ ARLINGTON	3811 SOUTH COOPER SP#1118	ARLINGTON	TX	76015	Lease
100	BARTON CREEK	2901 CAPITAL OF TEXAS HIGHWA	AUSTIN	TX	78746	Lease
356	PARKDALE MALL	6155 EAST FREEWAY SP 696	BEAUMONT	TX	77706	Lease
739	SUNRISE MALL	2370 N EXPRESSWAY SP#1480	BROWNSVILLE	TX	78526	Lease
518	LAKELINE	11200 LAKESTOP BLVD SP G-10	CEDAR PARK	TX	78613-6431	Lease
860	POST OAK	STE 2020, 1500 HARVEY BLVD	COLLEGE STATION	TX	77840-3713	Lease
490	PADRES STAPLES MALL	5488 S PADRE ISLAND DR SP110	CORPUS CHRISTI	TX	78411	Lease
793	LAS AGUILAS MALL	455 SOUTH BIBB ST.	EAGLE PASS	TX	78852-5063	Lease
440	CIELO VISTA	8401 GATEWAY WEST SP R08A	EL PASO	TX	79925	Lease
471	BASSETT CENTER	6101 GATEWAY WEST SP#B-7	EL PASO	TX	79925	Lease
758	SUNLAND	750 SUNLAND PARK DRIVE #D8	EL PASO	TX	79912	Lease
536	RIDGMAR MALL	1968 GREEN OAKS ROAD	FORT WORTH	TX	76116	Lease
284	HULEN MALL	4800 SOUTH HULEN STREET	FT. WORTH	TX	76132	Lease
267	FIREWHEEL TOWN CENTER	205 CEDAR SAGE DRIVE SP#E-01	GARLAND	TX	75040	Lease
214	SHOPS @ HIGHLAND VILLAG	4151 WALLER CREEK #120	HIGHLAND VILLAGE	TX	75077	Lease
28	HOUSTON GALLERIA	5135 WEST ALABAMA SP#5210A	HOUSTON	TX	77056	Lease
37	WEST OAKS	1000 WEST OAKS CENTER SP#209	HOUSTON	TX	77082	Lease
46	WILLOW BROOK	1644 WILLOW BROOK MALL 1650	HOUSTON	TX	77070	Lease
140	MEMORIAL CITY	257 MEMORIAL CITY	HOUSTON	TX	77024	Lease
330	ALMEDA MALL	242 ALEMEDA MALL	HOUSTON	TX	77075	Lease
443	VILLAGE ARCADE	2400 UNIVERSITY BLVD SP#177	HOUSTON	TX	77005	Lease
136	DEERBROOK	20131 HIGHWAY 59 N SP#1086	HUMBLE	TX	77338	Lease
339	NORTHEAST MALL	1101 MELBORNE STREET #D05-A	HURST	TX	76053	Lease
155	KATY MILLS	5000 KATY MILLS DR #226	KATY	TX	77494	Lease
731	DEL NORTE	5300 SAN DARIO SP 206	LAREDO	TX	78041-3000	Lease

916	VISTA RIDGE	VISTA RIDGE MALL SPACE 1436	LEWISVILLE	TX	75067	Lease
857	SOUTH PLAINS	SPACE G-3, 6002 SLIDE RD. SP G-3	LUBBOCK	TX	79414	Lease
535	LA PLAZA MALL	2200 S. 10TH STREET SP H-5	MC ALLEN	TX	78503-5479	Lease
228	TOWN EAST	2063 TOWN EAST MALL SP#2010	MESQUITE	TX	75150	Lease
774	PEARLAND TOWN CENTER	11200 BROADWAY STREET	PEARLAND	TX	77584	Lease
59	COLLIN CREEK MALL	811 N CENTRAL EXPWY SP 2083	PLANO	TX	75075	Lease
486	WILLOW BEND MALL	6121 W PARK BLVD SP#B-214	PLANO	TX	75093	Lease
34	NORTH STAR MALL	7400 SAN PEDRO SP#860	SAN ANTONIO	TX	78216-8319	Lease
107	SOUTH PARK	2310 SOUTHWEST MILITARY DR.	SAN ANTONIO	TX	78224	Lease
305	SHOPS AT LA CANTERA	15900 LA CANTERA PKY SP#1040	SAN ANTONIO	TX	78256	Lease
735	INGRAM PARK	6301 NW LOOP 410	SAN ANTONIO	TX	78238	Lease
762	ROLLING OAKS	6909 NORTH LOOP 1604 E.	SAN ANTONIO	TX	78247	Lease
420	SOUTHLAKE TOWN SQUARE	267 GRAND AVE SP#C-220	SOUTHLAKE	TX	76092	Lease
874	FIRST COLONY MALL	16535 SOUTHWEST PARKWAY	SUGARLAND	TX	77479	Lease
445	THE WOODLANDS	1201 LAKE WOODLANDS SP#1200	THE WOODLANDS	TX	77380	Lease
434	BROADWAY SQUARE	BROADWAY SQUARE MALL SP#H18B	TYLER	TX	75703	Lease
680	LAYTON HILLS	1400 N HILLFIELD RD SP#2056	LAYTON	UT	84041	Lease
149	SOUTH TOWNE MALL	10450 S STATE STREET SP#1222	SANDY	UT	84070	Lease
615	POTOMAC YARD	3631 JEFFERSON DAVIS SP3631	ALEXANDRIA	VA	22305	Lease
752	FASHION SQAURE MALL	1532 RIO ROAD	CHARLOTTESVILLE	VA	22901	Lease
595	GREENBRIER	1401 GREENBRIER PKWY	CHESAPEAKE	VA	23320	Lease
952	CHESAPEAKE	4200 PORTSMOUTH BLVD	CHESAPEAKE	VA	23321	Lease
760	SOUTHPARK	170 SOUTHPARK DRIVE - SP#F17	COLONIAL HEIGHTS	VA	23834	Lease
427	FAIR OAKS	11750 FAIR OAKS SP#G-110	FAIRFAX	VA	22033	Lease
537	SPOTSYLVANIA CENTER	190 SPOTSYLVANIA MALL SP#190	FREDERICKSBURG	VA	22407	Lease
433	VIRGINIA CENTER COMMONS	10101 BROOK ROAD #740	GLEN ALLEN	VA	23059	Lease
844	PENINSULA TOWN CENTER	1450 MERCHANT LANE SP#B-131	HAMPTON	VA	23666	Lease
286	DULLES TOWN CENTER	21100 DULLES TOWN CTR F-112	LOUDOUN	VA	20166	Lease
748	RIVER RIDGE MALL	3405 CANDLERS MOUNTAIN RD. SP F-260	LYNCHBURG	VA	24502-2241	Lease
487	MANASSAS MALL	8300 SUDLEY ROAD E-16	MANASSAS	VA	20109	Lease
746	TYSONS CORNER	7963L TYSON CORNER CENTER	MCLEAN	VA	22102	Lease
743	PATRICK HENRY MALL	12300 JEFFERSON AVE SP#106	NEWPORT NEWS	VA	23602	Lease
225	MACARTHUR CENTER	300 MONTICELLO AVE SP#174	NORFOLK	VA	23510	Lease
601	CHESTERFIELD MALL	11500 MIDLOTHIAN TURNPIKE	RICHMOND	VA	23235	Lease
775	REGENCY SQUARE	1414 PARHAM RD.	RICHMOND	VA	23229-5513	Lease
950	SHORT PUMP	11800 W BROAD ST #1028	RICHMOND	VA	23233	Lease
467	VALLEY VIEW	4802 VALLEY VIEW BLVD SP#UE2	ROANOKE	VA	24012	Lease
242	SPRINGFIELD MALL	327 S SALINA STREET SP 6760	SPRINGFIELD	VA	22150	Lease
779	LYNNHAVEN MALL	LYNNHAVEN MALL SP#E058	VIRGINIA BEACH	VA	23452	Lease
658	APPLE BLOSSOM	1850 APPLE BLOSSOM DR #S127A	WINCHESTER	VA	22601	Lease
965	CASCADE MALL	201 CASCADE MALL # E-09	BURLINGTON	WA	98233	Lease
594	SOUTH CENTER	1060 SOUTH CTR MALL SP#326	TUKWILA	WA	98188	Lease
836	VANCOUVER	8700 NE VANCOUVER MALL SP134	VANCOUVER	WA	98662	Lease

14	FOX RIVER	4301 W. WISCONSIN AVE SP#101	APPLETON	WI	54913	Lease
815	BROOKFIELD SQUARE	95 NORTH MOORLAND ROAD	BROOKFIELD	WI	53005-6030	Lease
396	BAYSHORE	5800 N. BAYSHORE DR. SP#B123	GLENDALE	WI	53217	Lease
105	BAY PARK SQUARE	303 BAY PARK SQUARE SP#689A	GREEN BAY	WI	54304	Lease
967	SOUTHRIDGE MALL	5300 S 76TH STREET SP#1720	GREENDALE	WI	53129	Lease
832	WEST TOWN	66 WEST TOWN SPACE#B11	MADISON	WI	53719	Lease
893	EAST TOWNE MALL	62 EAST TOWNE MALL #C326	MADISON	WI	53704	Lease
721	HUNTINGTON	HUNTINGTON MALL SP560	BARBOURSVILLE	WV	25504	Lease
78	CHARLESTON TOWN CENTER	3000 CHARLESTON TC SP#1035	CHARLESTON	WV	25389	Lease
376	MORGANTOWN MALL	9500 MALL ROAD #233	MORGANTOWN	WV	26501	Lease
297	GRAND CENTRAL	260 GRAND CENTRAL MALL BOX 6030	VIENNA	WV	26105	Lease

OUTLET STORES

Str #	Store Name	Mall/Store Address	City	State	Zip Code	Occupancy Status
3538	ELLENTON OUTLET	5461 FACTORY SHOPS BLVD	ELLENTON	FL	34222	Lease
3554	DOLPHIN MALL OUTLET	11404 NW 12 STREET	MIAMI	FL	33172	Lease
3531	ORLANDO OUTLET	4951 INTERNATIONAL DRIVE	ORLANDO	FL	32819	Lease
3534	ST AUGUSTINE OUTLET	500 PRIME OUTLETS BLVD	ST AUGUSTINE	FL	32084	Lease
3542	CHICAGO OUTLET	1650 PREMIUM OUTLETS BLVD	AURORA	IL	60502	Lease
3530	HAGERSTOWN OUTLET	495 PRIME OUTLETS BLVD	HAGERSTOWN	MD	21740	Lease
3529	GREAT LAKES CROSSING OU	4032 Baldwin Rd SP#303	AUBURN HILLS	MI	48326	Lease
3536	BIRCH RUN OUTLET	12240 SOUTH BEYER ROAD	BIRCH RUN	MI	48415	Lease
3540	ALBERTVILLE OUTLET	6415 LABEAUX AVE. NE	ALBERTVILLE	MN	55301	Lease
3541	CAROLINA OUTLET	1025 INDUSTRIAL PARK DRIVE	SMITHFIELD	NC	27577	Lease
3553	BERGEN TOWN CTR OUTLET	2701 BERGEN MALL SP#5	PARAMUS	NJ	7652	Lease
3548	THE ARCHES OUTLET	152 THE ARCHES CIRCLE	DEER PARK	NY	11729	Lease
3543	CINCINNATI OUTLET	400 PREMIUM OUTLETS DRIVE	MONROE	OH	45050	Lease
3539	GROVE CITY PREMIUM OUT	1911 LEESBURG RD	GROVE CITY	PA	16127	Lease
3545	PHILADELPHIA OUTLET	18 WEST LIGHTCAP ROAD	LIMERICK	PA	19464	Lease
3550	CROSSING OUTLET	1000 ROUTE 611	TANNERSVILLE	PA	18372	Lease
3537	GAFFNEY OUTLET	1 FACTORY SHOPS BLVD	GAFFNEY	SC	29341	Lease
3547	MYRTLE BEACH OUTLET	10823 KINGS ROAD	MYRTLE BEACH	SC	29572	Lease
3544	HOUSTON OUTLET	29300 HEMPSTEAD ROAD	CYPRESS	TX	77433	Lease
3552	GRAPEVINE MILLS OUTLET	3000 GRAPEVINE MILL PKWY 210	GRAPEVINE	TX	76051	Lease
3549	RIO GRANDE VALLEY OUTLE	5001 EAST EXPRESSWAY 83	MERCEDES	TX	78570	Lease
3546	ROUND ROCK OUTLET	4401 IH-35 NORTH	ROUNDROCK	TX	78664	Lease
3533	SAN MARCOS OUTLET	3939 IH-35 SOUTH	SAN MARCOS	TX	78666	Lease
3532	PLEASANT OUTLET	11211 120TH AVE I-94 & HWY 165	PLEASANT PRAIRIE	WI	53158	Lease

SCHEDULE 1.34
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Commitments

Lender	Lender’s Commitment
Wells Fargo Bank, National Association	$75,000,000
Commitments:	$75,000,000

SCHEDULE 1.47
TO
THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

EBITDA Adjustments

Adjustments to EBITDA:

Plus:  One-time expenses incurred in connection with the closing of this Agreement and the transactions contemplated to occur on the date hereof

Plus:  Non-cash compensation expenses, including, but not limited to, those arising from or relating to the issuance of stock, restricted stock, options to purchase stock, stock appreciation rights (i.e., phantom stock) and deferred compensation to the officers, employees and directors of the Borrowers and Obligors

Plus:  Without duplication, amortization of intangibles

Plus:  Any other non-cash charges, non-cash expenses (including non-cash straight line rent), non-cash losses or non-cash restructuring charges of any Borrower or any of its Subsidiaries for such period

Plus:  Employee compensation incurred prior to the date hereof in connection with the transactions contemplated hereby

Minus:  Amortization of construction or landlord tenant allowances

SCHEDULE 1.87

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Freight Forwarders

Freight Forwarders - OCEAN CARRIERS

a) Maersk Line

Elizabeth Hassert

Strategic Account Manager

Maersk, Inc.

2001 York Road Suite 500 Oak Brook, IL 60523

PH: 630-645-3622

FX: 630-645-3667

b) APL Co. Pte, Ltd.

Jay Hampton

Account Director

700 Commerce Dr. Suite 110

Suite 110

Oak Brook, IL 60523

PH: 630-573-2208

Email: Jay_Hampton@apl.com

c) APL Logistics Hong Kong, LTD

Greg Finley

Director of Global Accounts

APL Logistics Hong Kong, LTD

3265 Rothschild Court

Dublin, OH 43017

PH: 440-725-7368

Email: Greg_Finley@apl.com

d) NYK Lines

Gary Garback

Director of Global Services

NYK Line (North America) Inc.

377 East Butterfield Road

Fifth Floor

Lombard, IL 60148

PH: 630-436-7803

Email: gary.garback@na.nykline.com

e) Mitsui OSK Lines, Ltd.

Richard Jung

Regional Sales Director

Mitsui OSK Lines, Ltd.

700 E. Butterfield, Suite 250

Lombard, IL 60148

PH: 630-812-3776

Email: Richard.Jung@mol-liner.com

Freight Forwarders - AIRFREIGHT FORWARDERS

a) Morrison Express

Vincent Kao

Vice President

USA Sales and marketing

Morrison Express Corp (USA)

2000 Hughes Way

El Segundo, CA 90245

PH: 310-322-8999 ext 220

FX: 310-322-6688

b) STAR Trans International Ltd (merged with DB Schenker)

Anthony Chan

Star Airfreight Co. Ltd

149-35 177th Street

Jamaica, New York 11434

PH: 718-656 5360

FX: 718-656 2597

c) FedEX Corporation

942 South Shady Grove Road

Memphis, TN 38120

PH: 901-369-3600

d) Sovereign

Joseph Decker

President & CEO

4348 Albany Post Road

Hyde Park, NY 12538

PH: 845-229-8808

FX: 845-229-8828

e) Expo

Chandana Rodrigo

Regional Director

Level 30, West Tower, World Trade Centre

Columbo, 01, Sri Lanka

PH: 94-11-4766300

FX: 94-11-2386141

f) Expeditors International

Ted Stimmel

1015 Third Avenue, 12th Floor

Seattle, WA 98104

PH: 614-492-9840

FX 614-492-9855

g) RCS Logistics

Brian V. Heaney

President

182-25 150th Avenue

Springfield Gardens, NY 11413

PH: 201-867-1222

FX: 201-867-1224

E-Commerce Warehouse

a) GSI Commerce

Gearold Feury

VP-Operations

307 Hollie Drive

Martinsville, VA 24112

PH: 276-670-6146

CL: 276-732-7659

FX: 276-670-6131

SCHEDULE 5.2(b)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Chattel Paper and Instruments

NONE.

SCHEDULE 5.2(e)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Investment Property

Lerner New York, Inc.

1.                      Wells Fargo Bank N.A. — Sweep Account — Treasury Plus MMKT S;

2.                      Federated US Treasury Cash Reserves — UTIXX — Treasury Partners;

3.                      JP Morgan 100% US Treasury Securities — CJTXX — Treasury Partners;

SCHEDULE 5.2(g)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Letter of Credit Accommodations

NONE.

SCHEDULE 5.2(h)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Commercial Tort Claims

NONE.

SCHEDULE 8.8

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Environmental Compliance

NONE.

SCHEDULE 8.9(c)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

ERISA Affiliates Transactions

NONE.

SCHEDULE 8.11

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Certain Intellectual Property

Patents

Owner	Application No. and Date	Registration No. and Date	Description
Lerner New York, Inc.	D/299,217 12/18/2007	D588,920 3/24/2009	ornamental design for a bottle
Lerner New York, Inc.	D/299,026 12/18/2007	D582,283 12/9/2008	ornamental design for a jar
New York & Company, Inc.	D299,201 12/18/2007	D583,254 12/23/2008	ornamental design for a pump container
New York & Company, Inc.	D299,024 12/18/2007	D569,735 5/27,2008	ornamental design for a spray container

Copyright

Owner	Registration No. and Date	Type of Work/Title/Description
Lernco, Inc.	VAu000506749 3/10/2000	visual material/ New York & Company/ photoprint on credit card

SCHEDULE 8.13

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Collective Bargaining Agreements

1.               Collective Bargaining Agreement between Local 1102, RWDSU UFCW and Lerner New York, Inc. (New York City Metropolitan Area), dated September 1, 2005. The Company and Local 1102 have reached an agreement in principle on the terms of a new collective bargaining agreement, subject to final negotiation of the agreement and ratification by the union membership.

2.               Collective Bargaining Agreement, dated January 15, 2010, between Lerner New York, Inc. and International Union, United Automobile, Aerospace and Agricultural Implement Workers of America, UAW-AFL-CIO, and its Local Union 2179. The Agreement is effective from January 15, 2010 to January 14, 2013.

3.               Agreement, dated February 6, 2009, by and between Lerner New York, Inc. and the New England Joint Board, affiliated with the Retail, Wholesale and Department Store Union/UFCW. The Agreement is effective from February 6, 2009 through February 5, 2012.

SCHEDULE 8.15

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Material Contracts

1.                                       Amended and Restated Private Label Credit Card Program Agreement, dated as of November 1, 2004, between World Financial Network National Bank and New York & Company, Inc., as amended.

2.                                       Transition Services Agreement, dated as of November 27, 2002, by and between Lerner New York Holding, Inc., New York & Company, Inc., and Limited Brands, Inc., as amended.

3.                                       Information Technology:

a.                                       Master Services Agreement, dated April 8, 2003, between Infocrossing, Inc. and New York & Company, Inc., as amended.

b.                                      Master Services Agreement and Statement of Work, dated August 10, 2009, between Epsilon Data Management, LLC and New York & Company, Inc.

SCHEDULE 8.16

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Credit Card Agreements

1.                                       Merchant Services Bankcard Agreement, dated August 7, 2003, between Lerner New York, Inc. and Bank of America Merchant Services (as successor in interest by assignment), as amended.

2.                                       American Express Service Agreement, dated April 4, 2003, between Lerner New York, Inc. and American Express Travel Related Services Company, Inc.

3.                                       Merchant Services Agreement, dated May 1, 2003, between Lerner New York, Inc. and Discover Financial Services, Inc.

4.                                       Amended and Restated Private Label Credit Card Program Agreement, dated as of November 1, 2004, between World Financial Network National Bank and New York & Company, Inc., as amended.

SCHEDULE 9.9(h)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Permitted Intercompany Indebtedness

1.                                       Promissory Note, dated March 20, 2011, by New York & Company, Inc. payable to the order of Nevada Receivable Factoring, Inc. in the principal amount of $247,369,000 (such Note to be cancelled in the event of consolidation) and subject to Intercompany Subordination Agreement.

2.                                       Promissory Note, dated June 20, 2011, by Lerner New York, Inc. payable to the order of Lernco, Inc. in the principal amount of $59,480,101 and subject to Intercompany Subordination Agreement.

SCHEDULE 9.10

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Permitted Loans

Incidental travel and relocation expenses to employees in the ordinary course of business.

SCHEDULE 9.11(d)

TO

 THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Permitted Uses of Certain Permitted Dividends

1.                                       Professional Audit & Consulting Fees

2.                                       Insurance Consulting

3.                                       Legal Fees and Settlements

4.                                       Real Estate/Construction Consulting

5.                                       Benefits Consulting

6.                                       Public Relations

7.                                       General Insurance, Liability, Auto, Worker’s Compensation

8.                                       Transition Services Agreement - Real Estate, Tax, Treasury

9.                                       Head Office Rent

10.                                 Management Bonus and payments

11.                                 Other reasonable ordinary course compensation to officers, directors and employees

12.                                 Internal Processing Fees

SCHEDULE 5

The Company maintains offices, leases or owns real estate, has employees, pays taxes, or otherwise conducts business in the following States (including the State of its organization):

Alabama

Arizona

Arkansas

California

Colorado

Connecticut

Delaware

Florida

Georgia

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Nebraska

Nevada

New Hampshire

New Jersey

New Mexico

New York

North Carolina

North Dakota

Ohio

Oklahoma

Pennsylvania

Rhode Island

South Carolina

South Dakota

Tennessee

Texas

Utah

Virginia

Washington

West Virginia

Wisconsin

SCHEDULE 6

The Company has filed the necessary documents with the Secretary of State to qualify as a foreign corporation in the following States:

Alabama

Arizona

Arkansas

California

Colorado

Connecticut

Delaware

District of Columbia

Florida

Georgia

Idaho

Illinois

Indiana

Iowa

Kansas

Kentucky

Louisiana

Maine

Maryland

Massachusetts

Michigan

Minnesota

Mississippi

Missouri

Montana

Nebraska

Nevada

New Hampshire

New Jersey

New Mexico

New York

North Carolina

North Dakota

Ohio

Oklahoma

Oregon

Pennsylvania

Rhode Island

South Carolina

South Dakota

Tennessee

Texas

Utah

Vermont

Virginia

Washington

West Virginia

Wisconsin

Wyoming

SCHEDULE 16

Freight Forwarders

1. Custom Brokers

a) Barthco (note Seattle should be the first contact)

COLUMBUS OFFICE

6431 Alum Creek Drive

Suite H

Groveport, OH 43125

Phone: 614-409-9460 Fax: 614-409-9540

Contact: Tonia Downard

CHICAGO OFFICE

860 East Devon

Bensenville, IL 60106

Phone: 630-694-1250 Fax: 630-694-1407

Contact: Sarena Farrar

NEW YORK OFFICE

JFK International Airport

390 Franklin Avenue

Franklin Square, NY 11010

Phone: 516-616-2900 Fax: 516-616-2999

Contact: Veronica Cohen

MIAMI OFFICE

1825 NW 87 Ave

Miami, FL 33172

Phone: 305-471-0071 Fax: 305-471-1161

Contact: Carlos Carvajal

SEATTLE OFFICE

18200 Cascade Avenue South

Suite 202

Sea Tac, WA 98188

Phone: 425-656-5710 Fax: 425-251-4567

Contact: Tatyana Antonetty

b) Expeditors International (Columbus should be the first contact)

COLUMBUS OFFICE

2550 John Glenn Avenue

Columbus, OH- 43217

Phone: 614-492-9840 Fax: 614-492-9855

Attn: Kyle Flood/Brokerage Manager

NEW YORK OFFICE (JFK)

245 Rodger Avenue

Inwood, NY 11096

Phone: 516-371-3330 Fax: 516-371-2979

Attn: Tommy Lu/Brokerage Supervisor

2. Freight Forwarders - OCEAN CARRIERS

a) Maersk Line

Elizabeth Hassert

Strategic Account Manager

Maersk, Inc.

2001 York Road Suite 500 Oak Brook, IL 60523

PH: 630-645-3622

FX: 630-645-3667

b) American President Lines

Jay Hampton

Account Director

700 Commerce Dr. Suite 110

Suite 110

Oak Brook, IL 60523

PH: 630-573-2208

Email: Jay_Hampton@apl.com

c) APL Logistics (Hong Kong and Singapore)

Greg Finley

Director of Global Accounts

APL Logistics

3265 Rothschild Court

Dublin, OH 43017

PH: 440-725-7368

Email: Greg_Finley@apl.com

d) NYK Lines

Gary Garback

Director of Global Services

NYK Line (North America) Inc.

377 East Butterfield Road

Fifth Floor

Lombard, IL 60148

PH: 630-436-7803

Email: gary.garback@na.nykline.com

e) Mitsui OSK Lines

Richard Jung

Regional Sales Director

MOL America

700 E. Butterfield, Suite 250

Lombard, IL 60148

PH: 630-812-3776

Email: Richard.Jung@mol-liner.com

3. Freight Forwarders - AIRFREIGHT FORWARDERS

a) Morrison Express

Vincent Kao

Vice President

USA Sales and marketing

Morrison Express Corp (USA)

2000 Hughes Way

El Segundo, CA 90245

PH: 310-322-8999 ext 220

FX: 310-322-6688

b) STAR Trans International Ltd (merged with DB Schenker)

Anthony Chan

Star Airfreight Co. Ltd

149-35 177th Street

Jamaica, New York 11434

PH: 718-656 5360

FX: 718-656 2597

c) FedEX Corporation

942 South Shady Grove Road

Memphis, TN 38120

PH: 901-369-3600

d) Sovereign

Joseph Decker

President & CEO

4348 Albany Post Road

Hyde Park, NY 12538

PH: 845-229-8808

FX: 845-229-8828

e) Expo

Chandana Rodrigo

Regional Director

Level 30, West Tower, World Trade Centre

Columbo, 01, Sri Lanka

PH: 94-11-4766300

FX: 94-11-2386141

f) Expeditors International

Ted Stimmel

1015 Third Avenue, 12th Floor

Seattle, WA 98104

PH: 614-492-9840

FX 614-492-9855

g) RCS Logistics

Brian V. Heaney

President

182-25 150th Avenue

Springfield Gardens, NY 11413

PH: 201-867-1222

FX: 201-867-1224

4. E-Commerce Warehouse

a) GSI

Gearold Feury

VP-Operations

307 Hollie Drive

Martinsville, VA 24112

PH: 276-670-6146

CL: 276-732-7659

FX: 276-670-6131

New York & Company, Inc. and Subsidiaries

Summary of Legal Proceedings

As of July 27, 2011

SCHEDULE 25

Date Reported	Description	Claim	Legal Representative	Status	Required Accrual

(1)	The Company is involved in various legal proceedings in the ordinary course of business, which are currently not material.

SCHEDULE 27

Permitted Liens

The Company’s assets are owned and held free and clear of any security interests, liens or attachments, except as follows:

JURISDICTION	DEBTOR	SECURED PARTY	DATE FILED	FILE NO.	DESCRIPTION

Pearland, TX	New York & Company, Inc. 450 West 33rd Street New York, NY 10001	Pearland Town Center 11200 Broadway St. Pearland, TX 77584	8/17/09	090785077	Rights of the landlord in any liens for rent, taxes

SOS, Delaware	Lerner New York, Inc. 450 West 33rd Street New York, NY 10001	Lerner New York GC, LLC 360 West 33rd Street New York, NY 10001	2/6/02	2054463 9	Consigned gift certificates and cards, merchandise credit certificates and cards

SCHEDULE 29

Intellectual Property

(1)                                  See attached list of trademarks.

(2)                                  Domain Names:

•      Domain names currently registered by Lernco, Inc.:

Domain Name	Registration Date	Registry Expiration Date
cocoandlolly.com	7-Apr-09	7-Apr-13
imagenyandc.com	20-Apr-09	20-Apr-13
jasminesola.com	3-Dec-98	22-Jul-17
learnercatalog.com	27-Nov-01	27-Nov-11
learnersny.com	27-Apr-02	27-Apr-12
lernco.com	1-Mar-95	2-Mar-13
lerner-catalog.com	24-Jun-02	24-Jun-12
lerner.com.mx	19-Mar-04	18-Mar-12
lernerandco.com	29-Jun-07	29-Jun-12
lernercalalog.com	22-Sep-05	22-Sep-12
lernercatalog.biz	8-Mar-02	7-Mar-12
lernercatalog.com	6-Apr-99	6-Apr-13
lernercatalog.net	8-Jan-02	8-Jan-12
lernercatalog.org	8-Jan-02	8-Jan-12
lernercataloge.com	28-May-03	28-May-12
lernercatalogue.com	2-Feb-01	2-Feb-12
lernercatatlog.com	4-Mar-06	4-Mar-12
lernercatelog.com	27-May-03	27-May-12
lernercatelogs.com	9-Mar-05	9-Mar-12
lernercatlogue.com	28-Apr-07	28-Apr-13
lernercreditcard.com	22-Jan-07	22-Jan-13
lernerdepartmentstore.com	28-Mar-07	28-Mar-13
lernerdirect.biz	8-Mar-02	7-Mar-12
lernerdirect.com	6-Apr-99	6-Apr-14
lernerdirect.net	8-Jan-02	8-Jan-12
lernerdirect.org	8-Jan-02	8-Jan-12
lernerdirect.us	10-Dec-04	9-Dec-12
lernerfashion.com	27-Nov-05	27-Nov-12
lernerfashions.com	27-Nov-05	27-Nov-11
lernerkatalog.com	2-Feb-06	2-Feb-12
lernermagazine.com	15-Mar-06	15-Mar-12
lernermetrostyle.com	27-May-07	27-May-13
lernernewyork.biz	15-Nov-01	18-Nov-11
lernernewyork.ca	13-Apr-04	13-Apr-13
lernernewyork.com	6-Mar-95	7-Mar-12
lernernewyork.com.mx	19-Mar-04	18-Mar-12

lernernewyork.info	10-Aug-01	9-Aug-11
lernernewyork.us	19-Apr-02	18-Apr-12
lernernewyorkandcompany.com	22-Sep-05	22-Sep-12
lernernewyorkcompany.com	3-May-07	3-May-13
lernerneyyork.com	17-Aug-06	17-Aug-12
lernerny.biz	15-Nov-01	18-Nov-11
lernerny.ca	13-Apr-04	13-Apr-13
lernerny.com	17-Dec-96	16-Dec-11
lernerny.com.mx	19-Mar-04	18-Mar-12
lernerny.eu	7-Apr-06	30-Apr-12
lernerny.info	5-Dec-03	5-Dec-12
lernerny.us	24-Apr-02	23-Apr-13
lernero.com	16-Aug-06	16-Aug-12
lernerofny.com	28-Apr-07	28-Apr-12
lerneroutlet.com	14-Aug-07	14-Aug-11
lerners-catalog.com	21-Oct-03	21-Oct-11
lerners.net	16-Oct-00	16-Oct-12
lernerscatalog.com	27-Nov-01	27-Nov-11
lernerscatalogue.com	6-May-07	6-May-13
lernersclothing.com	6-May-07	6-May-13
lernersfashions.com	24-May-07	24-May-13
lernershoes.com	28-Mar-07	28-Mar-13
lernershops.com	26-Nov-05	26-Nov-11
lernersjewelry.com	21-Jun-00	21-Jun-13
lernersnewyork.com	27-Apr-02	27-Apr-12
lernersny.com	30-Mar-00	30-Mar-13
lernersnyc.com	1-Jun-08	1-Jun-13
lernersofny.com	1-Nov-06	1-Nov-12
lernersstore.com	9-Jun-04	9-Jun-12
lernerstores.com	6-Mar-95	7-Mar-13
lernerswoman.com	4-Jan-06	30-Mar-13
lernerwoman.com	27-Nov-05	27-Nov-12
lernerwomen.com	7-May-07	7-May-13
lernner.com	5-Oct-07	5-Oct-11
lny.com	2-Mar-95	3-Mar-13
lrener.com	2-May-06	2-May-12
metrolerners.com	9-Aug-06	9-Aug-12
metrostylelerner.com	17-Aug-06	17-Aug-12
mewyorkandcompany.com	24-Jul-08	24-Jul-11
neworkandcompany.com	25-Nov-09	25-Nov-11
newtorkandcompany.com	16-Jul-08	16-Jul-12
newyoekandcompany.com	3-Nov-08	3-Nov-12
newyokandcompany.com	16-Jul-08	16-Jul-12
newyorandcompany.com	2-May-07	2-May-13
newyorkaccessories.ca	13-Apr-04	13-Apr-13
newyorkaccessories.co.ve	22-Mar-04	22-Mar-12

newyorkaccessories.com	24-Feb-04	24-Feb-13
newyorkaccessories.com.mx	19-Mar-04	18-Mar-12
newyorkaccessories.com.ve	22-Mar-04	22-Mar-12
newyorkaccessories.net	24-Feb-04	24-Feb-13
newyorkamdcompany.com	14-Jun-10	14-Jun-12
newyorkancompany.com	26-Sep-05	26-Sep-11
newyorkandcmpany.com	27-Apr-07	27-Apr-13
newyorkandco.ca	13-Apr-04	13-Apr-13
newyorkandco.com.mx	19-Mar-04	18-Mar-12
newyorkandco.eu	7-Apr-06	30-Apr-12
newyorkandco.name	28-Mar-07	28-Mar-13
newyorkandco.net	28-Feb-00	28-Feb-12
newyorkandcoaccessories.com	24-Feb-04	24-Feb-13
newyorkandcoaccessories.net	24-Feb-04	24-Feb-13
newyorkandcoextras.com	24-Feb-04	24-Feb-13
newyorkandcoextras.net	24-Feb-04	24-Feb-13
newyorkandcomapny.com	3-May-07	3-May-13
newyorkandcommpany.com	28-Mar-05	28-Mar-13
newyorkandcompamy.com	9-Nov-09	9-Nov-11
newyorkandcompan.com	2-Jan-08	2-Jan-12
newyorkandcompany.biz	15-Nov-01	18-Nov-11
newyorkandcompany.ca	13-Apr-04	13-Apr-13
newyorkandcompany.co	21-Jul-10	20-Jul-13
newyorkandcompany.co.ve	22-Mar-04	22-Mar-12
newyorkandcompany.com	12-Jun-98	11-Jun-12
newyorkandcompany.com.mx	19-Mar-04	18-Mar-12
newyorkandcompany.com.ve	29-Mar-04	29-Mar-12
newyorkandcompany.eu	7-Apr-06	30-Apr-12
newyorkandcompany.name	28-Mar-07	28-Mar-13
newyorkandcompany.net	6-Nov-05	6-Nov-11
newyorkandcompany.us	24-Apr-02	23-Apr-13
newyorkandcompanyaccessories.com	24-Feb-04	24-Feb-13
newyorkandcompanyaccessories.net	24-Feb-04	24-Feb-13
newyorkandcompanycatalog.com	28-Mar-07	28-Mar-13
newyorkandcompanyclothes.com	23-Dec-05	23-Dec-11
newyorkandcompanyclothing.com	16-Oct-06	16-Oct-11
newyorkandcompanycoupons.com	19-May-07	19-May-13
newyorkandcompanycreditcard.com	29-Feb-08	28-Feb-12
newyorkandcompay.com	23-Nov-07	23-Nov-11
newyorkandcompnay.com	6-May-07	6-May-13
newyorkandconpany.com	2-Jul-08	2-Jul-12
newyorkandompany.com	3-Nov-08	3-Nov-12
newyorkanscompany.com	12-Oct-09	12-Oct-12
newyorkcompani.com	29-Apr-07	29-Apr-13
newyorkcompanycoupons.com	26-Oct-10	26-Oct-12
newyorkextras.com	24-Feb-04	24-Feb-13

newyorkextras.net	24-Feb-04	24-Feb-13
newyorkincompany.com	4-Nov-09	4-Nov-11
newyorklerner.com	27-Apr-02	27-Apr-12
newyorkycompany.com	8-Feb-00	28-Mar-13
neyorkandcompany.com	27-Apr-07	27-Apr-13
nweyorkandcompany.com	29-Jan-07	29-Jan-13
nwyorkandcompany.com	18-Nov-06	18-Nov-11
ny-and-company.com	16-Feb-99	16-Feb-13
ny-company.com	29-Aug-06	29-Aug-12
nyanccompany.com	30-Mar-07	30-Mar-13
nyandcfulfillment.com	16-May-06	16-May-14
nyandco.ca	13-Apr-04	13-Apr-13
nyandco.co	21-Jul-10	20-Jul-13
nyandco.com	31-May-98	31-May-12
nyandco.com.mx	19-Mar-04	18-Mar-12
nyandco.eu	7-Apr-06	30-Apr-12
nyandco.fr	28-May-04	28-May-12
nyandcoextras.com	24-Feb-04	24-Feb-12
nyandcoextras.net	24-Feb-04	24-Feb-13
nyandcompant.com	16-Sep-07	16-Sep-11
nyandcompany.biz	11-Mar-04	10-Mar-12
nyandcompany.ca	13-Apr-04	13-Apr-13
nyandcompany.co.ve	29-Mar-04	29-Mar-12
nyandcompany.com	28-Apr-00	28-Apr-13
nyandcompany.com.mx	19-Mar-04	18-Mar-12
nyandcompany.com.ve	29-Mar-04	29-Mar-12
nyandcompany.eu	7-Apr-06	30-Apr-12
nyandcompany.net	28-Apr-00	28-Apr-12
nyandcompany.tv	1-Feb-01	1-Feb-13
nyandcompany.us	24-Apr-02	23-Apr-13
nyandcompanyaccessories.ca	13-Apr-04	13-Apr-13
nyandcompanyaccessories.com	24-Feb-04	24-Feb-13
nyandcompanyaccessories.com.mx	19-Mar-04	18-Mar-12
nyandcompanyaccessories.net	24-Feb-04	24-Feb-13
nyandcompanycareers.com	6-Nov-07	6-Nov-11
nyandcompanycoupons.com	21-Apr-07	21-Apr-13
nyandcompanyextras.com	28-Apr-00	28-Apr-12
nyandcompanyextras.net	28-Apr-00	28-Apr-12
nyandcompanyhome.com	28-Apr-00	28-Apr-12
nyandcompanyhome.net	28-Apr-00	28-Apr-12
nyandcompanykids.com	28-Apr-00	28-Apr-12
nyandcompanykids.net	28-Apr-00	28-Apr-12
nyandcompanymen.com	28-Apr-00	28-Apr-13
nyandcompanymen.net	28-Apr-00	28-Apr-13
nyandcompay.com	6-May-07	6-May-13
nyandcompnay.com	4-May-08	4-May-13

nyandcompony.com	11-Jan-08	11-Jan-12
nyandcomppany.com	14-Mar-08	14-Mar-12
nyandcquality1st.com	22-Mar-04	22-Mar-12
nyclerner.com	23-Aug-04	23-Aug-12
nycoaccessories.com	24-Feb-04	24-Feb-13
nycoaccessories.net	24-Feb-04	24-Feb-13
nycofashionlookbook.com	14-Apr-08	14-Apr-12
nycredlabel.com	28-Jul-08	28-Jul-12
nyjeans.com	12-Jan-99	12-Jan-13
nylearner.com	27-Apr-02	27-Apr-12
nyredlabel.com	28-Jul-08	28-Jul-12
nyredlabelcollection.com	28-Jul-08	28-Jul-12
nystyl.com	24-Jul-09	24-Jul-11
nystyletour.com	12-Sep-08	12-Sep-12
redlabelny.com	28-Jul-08	28-Jul-12
redlabelnyc.com	28-Jul-08	28-Jul-12
shoplerner.com	3-Nov-08	3-Nov-12
tellusnyandcompany.com	7-Oct-10	7-Oct-12
thelernercatalog.com	8-May-06	8-May-12
thenewyorkandcompany.com	1-Sep-09	1-Sep-11
thenystyletour.com	12-Sep-08	12-Sep-12

Copyrights:

•                  Copyright registration number VAU506749 dated October 3, 2000 for Lernco’s New York & Company Skyline design.

Design Patents:

•                  Lerner New York, Inc.: D588,920 and D582,283

•                  New York & Company, Inc.: D583,254 and D569,735

License Agreements:

•                  The right of the Company and its Subsidiaries to use and enjoy licensed software and related copyrights is subject to the terms and conditions of such licenses.

•                  Trademark Protection Agreement, dated February 4, 2001, between Lernco, Inc. and Lerner New York, Inc.

•                  Sublicense Agreement, dated as of February 3, 2002, between Lerner New York, Inc. and Lerner New York GC, LLC.

TM Rights (Grouped by country)	Report Date: 7/19/2011

Country: Andorra

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
6006	LERNER NEW YORK	3, 14, 18, 25, 35, 39	Lernco, Inc.	7,236	7/4/1997	6,876	7/4/1997		No
8292	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	14,355	3/24/2000	14,355	4/6/2000		No

Country: Argentina

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
15249	LERNER NEW YORK	35	Lernco, Inc.	2,840,673	7/21/2008	2,306,535	8/13/2009		No
15330	LERNER NEW YORK	25	Lernco, Inc.	2,848,459	7/15/2008				No
7968	NY & CO AND DESIGN	35	Lernco, Inc.	2,275,343	3/21/2000	1,884,659	9/11/2002		No
7966	NY & CO AND DESIGN	3	Lernco, Inc.	2,275,341	3/21/2000	2,031,616	6/16/2005		No
7967	NY & CO AND DESIGN	25	Lernco, Inc.	2,275,342	3/21/2000	1,841,389	8/24/2001		No

Country: Aruba

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4637	LERNER NEW YORK	25, 42	Lernco, Inc.	94,062,322	6/23/1994	16,816	7/11/1994		No
7948	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	IM-2000/0316.18	3/16/2000	20,455	4/11/2000		No

Country: Australia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2295	LERNER	25	Lernco, Inc.	443,663	4/11/1986	B443,663	7/4/1990		No
2296	LERNER	42	Lernco, Inc.	443,665	4/11/1986	B443,665	7/4/1990		No
14783	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7931	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	826,672	3/7/2000	A826,672	4/5/2001		No

Country: Austria

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4444	LERNER NEW YORK	25, 39, 42	Lernco, Inc.	AM 3638/94	7/21/1994	155,919	12/22/1994		No
14784	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8288	NY & CO AND DESIGN	3, 25, 39, 42	Lernco, Inc.	AM 1734/2000	3/13/2000	189,173	6/15/2000		No

1

Country: Bahamas

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
5036	LERNER	38	Lernco, Inc.	16,594	7/15/1994	16,594	12/7/1995		No
4549	LERNER NEW YORK	38	Lernco, Inc.	16,594	7/15/1994	16,594	12/7/1995		No
8617	NY & CO AND DESIGN	38	Lernco, Inc.	22,702	5/11/2000	22,702	2/17/2003		No
8618	NY & CO AND DESIGN	48	Lernco, Inc.	22,703	5/11/2000	22,703	3/26/2009		No
8616	NY & CO AND DESIGN	39	Lernco, Inc.	22,701	5/11/2000	22,701	2/4/2003		No

Country: Bahrain

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
15010	NEW YORK & COMPANY	18	Lernco, Inc.	61,029	11/13/2007	TM61,029	6/16/2010		No
15011	NEW YORK & COMPANY	25	Lernco, Inc.	61,030	11/13/2007	TM61,030	6/16/2010		No
15012	NEW YORK & COMPANY	35	Lernco, Inc.	61,031	11/13/2007	TM61,031	6/16/2010		No
15009	NEW YORK & COMPANY	3	Lernco, Inc.	61,028	11/13/2007				No
8370	NY & CO AND DESIGN	3	Lernco, Inc.	1112/2000	5/15/2000	27,598	4/7/2003		No
8371	NY & CO AND DESIGN	35	Lernco, Inc.	1110/2000	5/15/2000	SM3627	11/19/2001		No
8328	NY & CO. AND RECTANGULAR DESIGN	25	Lernco, Inc.	1111/2000	5/15/2000	27,599	4/7/2003		No

Country: Bangladesh

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3985	LERNER NEW YORK	25	Lernco, Inc.	40,456	4/27/1994	40,456	9/23/2003		No
8121	NY & CO AND DESIGN	25	Lernco, Inc.	64,231	4/2/2000				No
8122	NY & CO AND DESIGN	16	Lernco, Inc.	64,232	4/2/2000				No
8123	NY & CO AND DESIGN	3	Lernco, Inc.	64,227	4/2/2000				No

Country: Barbados

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8435	NY & CO AND DESIGN	3	Lernco, Inc.		3/24/2000	81/015098	11/27/2000		No
8436	NY & CO AND DESIGN	25	Lernco, Inc.		3/24/2000	81/15099	11/27/2000		No
8437	NY & CO AND DESIGN	42	Lernco, Inc.		3/24/2000	81/015100	11/27/2000		No

2

Country: Benelux

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2300	LERNER	25	Lernco, Inc.	684,304	6/3/1986	418,590	6/3/1986		No
2301	LERNER	40, 41, 42	Lernco, Inc.		1/7/1987	424,555	1/7/1987		No
14785	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8103	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	961,522	4/4/2000	682,310	8/1/2001		No

Country: Bermuda

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7944	NY & CO AND DESIGN	25	Lernco, Inc.	31,618	3/23/2000	31,618	1/30/2002		No
7943	NY & CO AND DESIGN	3	Lernco, Inc.	31,617	3/23/2000	31,617	1/30/2002		No
7945	NY & CO AND DESIGN	35	Lernco, Inc.	31,619	3/23/2000	31,619	1/30/2002		No

Country: Bolivia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2298	LERNER	42	Lernco, Inc.		4/9/1986	A-51,354	6/23/1987		No
2297	LERNER	25	Lernco, Inc.		4/9/1986	A-51,353	6/23/1987		No
8394	NY & CO AND DESIGN	42	Lernco, Inc.		4/18/2000	78,520	3/27/2001		No
8395	NY & CO AND DESIGN	3	Lernco, Inc.		4/18/2000	78,519	3/27/2001		No
8396	NY & CO AND DESIGN	25	Lernco, Inc.		4/18/2000	78,518	3/27/2001		No

Country: Brazil

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
5585	LERNER	25.10	Lernco, Inc.	812,694,376	7/10/1986	812,694,376	2/25/1997		No
5327	LERNER	25.10	Lernco, Inc.	819,174,602	4/15/1996	819,174,602	10/6/1998		No
2299	LERNER	42	Lernco, Inc.	812,694,384	7/10/1986	812,694,384	10/30/1990		No
7855	NY & CO	3	Lernco, Inc.	822,421,747	1/28/2000				No
7856	NY & CO	25	Lernco, Inc.	822,421,755	1/28/2000				No
7857	NY & CO	35	Lernco, Inc.	822,421,763	1/28/2000	822,421,763	12/6/2005		No

Country: Bulgaria

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4060	LERNER NEW YORK	42	Lernco, Inc.	26,938	4/13/1994	4,341	8/24/1995		No
4038	LERNER NEW YORK	3, 14, 18, 25	Lernco, Inc.	26,937	4/13/1994	26,627	8/24/1995		No

3

14786	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007	No
8085	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	49,225	3/14/2000	40,296	7/25/2001	No

Country: Cambodia (Kampuchea)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12133	LERNER	35	Lernco, Inc.	19934/04	1/13/2004	19382/04	3/2/2004		No
12132	LERNER	25	Lernco, Inc.	19933/04	1/13/2004	19381/04	3/2/2004		No
12131	LERNER	3	Lernco, Inc.	19932/04	1/13/2004	19380/04	3/2/2004		No
12135	NEW YORK & COMPANY	3	Lernco, Inc.	19938/04	1/19/2004	20237/04	9/9/2004		No
12136	NEW YORK & COMPANY	25	Lernco, Inc.	19939/04	1/19/2004	20238/04	9/9/2004		No
12137	NEW YORK & COMPANY	35	Lernco, Inc.	19940/04	1/19/2004	20239/04	9/9/2004		No

Country: Canada

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
11934	CITY STRETCH	25	Lerner New York, Inc.	1,200,819	12/30/2003				No
15779	CITY STRETCH	25	Lerner New York, Inc.	1,489,606	7/22/2010				No
2302	LERNER	25	Lernco, Inc.	423,797	4/21/1978	262,235	9/4/1981		No
2303	LERNER	42	Lernco, Inc.	423,798	4/21/1978	262,236	9/4/1981		No
15770	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	1,487,263	7/2/2010				No

Country: Chile

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2306	LERNER	25	Lernco, Inc.		1/7/1987	798,392	4/9/1987		No
2305	LERNER	25	Lernco, Inc.		6/19/1986	777,132	10/7/1996		No
1362	LERNER	42	Lernco, Inc.	347,474	6/19/1986	778,705	10/7/1996		No
8549	NY & CO AND DESIGN	3, 25	Lernco, Inc.	488,772	6/2/2000	670,610	8/8/2003		No
8547	NY & CO AND DESIGN	3, 25	Lernco, Inc.	489,690	6/9/2000	673,571	9/16/2003		No

Country: China (People’s Republic Of)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12664	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12673	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No

4

12655	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005	No
2307	LERNER	25	Lernco, Inc.		10/7/1986	288,874	5/30/1987	No
3673	LERNER	42	Lernco, Inc.	93/068,880	8/14/1993	776,376	1/21/1995	No
8094	NY & CO AND DESIGN	35	Lernco, Inc.	2000047617	4/13/2000	1,595,953	6/28/2001	No
8095	NY & CO AND DESIGN	25	Lernco, Inc.	2000047616	4/13/2000	1,589,200	6/21/2001	No
8096	NY & CO AND DESIGN	3	Lernco, Inc.	2000047615	4/13/2000	1,596,375	7/7/2001	No

Country: Colombia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2308	LERNER	25	Lernco, Inc.	255,743	4/29/1986	127,086	12/14/1989		No
4365	LERNER NEW YORK	42	Lernco, Inc.	024,439	6/7/1994	173,073	1/25/1995		No
15491	NY & CO AND DESIGN	25	Lernco, Inc.	09-001130	1/7/2009	383,092	7/16/2009		No
8072	NY & CO AND DESIGN	3	Lernco, Inc.	26,584	4/11/2000	233,704	3/29/2001		No
8132	NY & CO AND DESIGN	42	Lernco, Inc.	26583	4/11/2000	233,703	3/29/2001		No
8100	NY & CO AND DESIGN	25	Lernco, Inc.	26582	4/11/2000	233,702	3/29/2001		No

Country: Costa Rica

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
692	LERNER	25	Lernco, Inc.	89,911	8/22/1994	90,099	2/6/1995		No
681	LERNER NEW YORK AND DESIGN	42	Lernco, Inc.	89,970	8/22/1994	90,104	2/6/1995		No
13458	NY & CO AND DESIGN	35	Lernco, Inc.	2002-346	1/17/2002	170,195	9/14/2007		No

Country: Czech Republic

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4695	LERNER NEW YORK	25, 39	Lernco, Inc.	94/91009	7/1/1994	192,038	7/24/1996		No
14788	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8254	NY & CO AND DESIGN	3, 25, 39	Lernco, Inc.	153,799	3/31/2000	234,336	6/25/2001		No

Country: Denmark

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2310	LERNER	42	Lernco, Inc.	2709-1986	4/24/1986	VR 198801685	4/25/1988		No
2311	LERNER	25	Lernco, Inc.	2887-1987	5/6/1987	VR198902052	5/5/1989		No
14789	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7982	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	VA 2000 01315	3/23/2000	VR 2000 02381	5/31/2000		No

5

Country: Dominican Republic

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4598	LERNER NEW YORK	14, 20, 25	Lernco, Inc.	26,326	7/7/1994	74,353	10/15/1994		No
14883	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	2007-22845	4/9/2007	161,627	7/17/2007		No
8129	NY & CO AND DESIGN	25	Lernco, Inc.	19,087	4/12/2000	114,250	8/15/2000		No
8131	NY & CO AND DESIGN	16	Lernco, Inc.	19,086	4/12/2000	114,334	8/30/2000		No
8130	NY & CO AND DESIGN	3	Lernco, Inc.	19,085	4/12/2000	114,278	8/15/2000		No

Country: Ecuador

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4412	LERNER NEW YORK	25	Lernco, Inc.	48,351	6/17/1994	699-IEPI	11/10/1995		No
4413	LERNER NEW YORK	42	Lernco, Inc.	48,349	6/17/1994	705-IEPI	11/16/1995		No
8273	NY & CO AND DESIGN	3	Lernco, Inc.	103,585	4/28/2000	3022-IEPI	8/28/2000		No
8274	NY & CO AND DESIGN	25	Lernco, Inc.	103,586	4/28/2000	3023-IEPI	8/28/2000		No
8275	NY & CO AND DESIGN	42	Lernco, Inc.	103,584	4/28/2000	3021-IEPI	8/10/2000		No

Country: Egypt

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
10253	LERNER NEW YORK	35	Lernco, Inc.	144,516	8/13/2001	144,516	10/10/2006		No
4533	LERNER NEW YORK	25	Lernco, Inc.	91,363	6/23/1994	91,363	2/27/2000		No
14819	NEW YORK & COMPANY	35	Lernco, Inc.	195,562	1/10/2007	195,562	6/5/2008		No
14818	NEW YORK & COMPANY	25	Lernco, Inc.	195,561	1/10/2007	195,561	6/5/2008		No
14926	NEW YORK & COMPANY	18	Lernco, Inc.	203,434	7/1/2007	203,434	9/15/2009		No
14925	NEW YORK & COMPANY	3	Lernco, Inc.	203,433	7/1/2007	203,433	3/11/2009		No
8445	NY & CO AND DESIGN	42	Lernco, Inc.	132,741	5/10/2000	132,741	11/9/2004		No
8446	NY & CO AND DESIGN	3	Lernco, Inc.	132,739	5/10/2000	132,739	1/15/2005		No
8447	NY & CO AND DESIGN	25	Lernco, Inc.	132,740	5/10/2000	132,740	12/12/2004		No

Country: El Salvador

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4128	LERNER NEW YORK	3	Lernco, Inc.	19887/2001	5/2/1994	79 Book 170 P159-160	3/21/2003		No

6

4129	LERNER NEW YORK	14	Lernco, Inc.	1566/94	5/2/1994	69 Book 107 P139-40	6/23/2000		No
4130	LERNER NEW YORK	18	Lernco, Inc.	1568/94	5/2/1994	3 Book 49 Pages 7-8	2/17/1997		No
4131	LERNER NEW YORK	25	Lernco, Inc.	1567/94	5/2/1994	237 Book 104 P 475-6	5/25/2000		No
4132	LERNER NEW YORK	42	Lernco, Inc.	1564/94	5/2/1994	105 Book104 P211-212	5/16/2000		No
8114	NY & CO AND DESIGN	3	Lernco, Inc.	2306/2000	3/28/2000	109 Book 187 P223-4	10/13/2004		No
8119	NY & CO AND DESIGN	35	Lernco, Inc.	2304/2000	3/28/2000	108 Book 187 P221-2	10/13/2004		No

Country: European Union

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7174	LERNER NEW YORK	3, 25, 42	Lernco, Inc.	325,431	8/13/1996	325,431	12/4/1998		No
14790	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country: Finland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4451	LERNER NEW YORK	25, 35, 42	Lernco, Inc.	3154/94	6/21/1994	140,801	11/20/1995		No
14791	NEW YORK &	3, 9, 14, 18, 20,	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
	COMPANY	25, 26, 35, 36
7932	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	T200000859	3/14/2000	219,910	12/29/2000		No

Country: France

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12665	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12674	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
2314	LERNER	35	Lernco, Inc.		7/21/1986	1,386,464	7/21/1986		No
2313	LERNER	25	Lernco, Inc.		5/22/1986	1,355,689	5/22/1986		No
14792	NEW YORK &	3, 9, 14, 18, 20,	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
	COMPANY	25, 26, 35, 36
8148	NY & CO AND DESIGN	3, 16, 25	Lernco, Inc.	00 3015839	3/21/2000	00 3015839	3/21/2000		No

Country: Gaza District

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7161	LERNER NEW YORK	35	Lernco, Inc.	4,904	7/24/1997	4,904	6/3/1998		No

7

7160	LERNER NEW YORK	25	Lernco, Inc.	4,903	7/24/1997	4,903	6/3/1998		No
8077	NY & CO AND DESIGN	3	Lernco, Inc.	6,991	3/30/2000	6,991	8/4/2001		No
8078	NY & CO AND DESIGN	25	Lernco, Inc.	6,992	3/30/2000	6,992	8/4/2001		No
8079	NY & CO AND DESIGN	35	Lernco, Inc.	6,993	3/30/2000	6,993	8/4/2001		No

Country: Germany

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12666	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12675	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12657	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No
2309	LERNER	25	Lernco, Inc.	L 29287/25 Wz	7/28/1986	1,103,100	4/3/1987		No
5244	LERNER NEW YORK	35, 42	Lernco, Inc.	395 46 914.7	11/17/1995	395 46 914	7/3/1996		No
14793	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8141	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	300 19 077.8/03	3/13/2000	300 19 077	10/16/2000		No

Country: Greece

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2315	LERNER	25	Lernco, Inc.		7/2/1986	83,091	4/18/1989		No
14794	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country: Guatemala

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12644	CITY CREPE	25	Lerner New York, Inc.	487-05	1/25/2005	138,693	10/28/2005		No
12643	CITY SPA	25	Lerner New York, Inc.	486-05	1/25/2005	138,696	10/28/2005		No
12007	CITY STRETCH	25	Lerner New York, Inc.	0320-04	1/20/2004	134,501	2/23/2005		No
11043	LERNER	42	Lernco, Inc.			115,671	2/21/2002		No
3908	LERNER NEW YORK	35	Lernco, Inc.		4/21/1994	78,737	4/30/1996		No
14855	NEW YORK & COMPANY	35	Lernco, Inc.	2244-07	3/15/2007	153,277	11/26/2007		No
14854	NEW YORK & COMPANY	25	Lernco, Inc.	2245-07	3/15/2007	153,288	11/26/2007		No
9436	NY & CO AND DESIGN	42	Lernco, Inc.			108,877	1/19/2001		No
9437	NY & CO AND DESIGN	3	Lernco, Inc.			108,906	1/22/2001		No
9438	NY & CO AND DESIGN	25	Lernco, Inc.			108,908	1/22/2001		No

8

Country: Haiti

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4401	LERNER NEW YORK	25	Lernco, Inc.		6/17/1994	39/152	10/15/1996		No
4402	LERNER NEW YORK	42	Lernco, Inc.		6/17/1994	179/105	10/29/1996		No
8433	NY & CO AND DESIGN	25	Lernco, Inc.	315-V	3/24/2000	120/127	1/30/2001		No
8431	NY & CO AND DESIGN	42	Lernco, Inc.	316-V	3/24/2000	121/127	1/30/2001		No
8432	NY & CO AND DESIGN	3	Lernco, Inc.	322-V	3/24/2000	119/127	1/30/2001		No

Country: Honduras

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3948	LERNER NEW YORK	25	Lernco, Inc.	2770/94	4/13/1994	61,511	5/12/1995		No
3949	LERNER NEW YORK	42	Lernco, Inc.	2771/94	4/13/1994	1,935	1/12/1995		No
8126	NY & CO AND DESIGN	3	Lernco, Inc.	5726/2000	4/10/2000	80,240	12/27/2000		No
8128	NY & CO. AND DESIGN	42	Lernco, Inc.	5724/2000	4/10/2000	7,341	12/27/2000		No
8127	NY & CO. AND DESIGN	25	Lernco, Inc.	5725/2000	4/10/2000	80,064	12/13/2000		No

Country: Hong Kong

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12698	CITY CREPE	25	Lerner New York, Inc.	300359811	1/25/2005	300359811	6/15/2005		No
12697	CITY SPA	25	Lerner New York, Inc.	300359802	1/25/2005	300359802	6/15/2005		No
11974	CITY STRETCH	25	Lerner New York, Inc.	300135044	12/30/2003	300135044	6/2/2004		No
966	LEARNER	42	Lernco, Inc.	12445/1995	10/4/1995	B10848/1997	11/5/1997		No
3623	LEARNER	25	Lernco, Inc.		9/30/1987	1989B0781	3/17/1989		No
7979	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	5222/2000	4/4/2003	300126116AA	12/29/2003		No

Country: Hungary

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2316	LERNER	25, 42	Lernco, Inc.		5/26/1986	126,001	2/6/1987		No
14795	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8107	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	M0001545	3/17/2000	172,142	9/23/2002		No

Country: India

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3903	LERNER NEW YORK	25	Lernco, Inc.	625,620	4/19/1994	625,620	7/15/2003		No
11759	LERNER NEW YORK	35	Lernco, Inc.	1,236,592	9/15/2003	1,236,592	12/26/2005		No

9

14822	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	1,523,588	1/15/2007				No
13482	NY & CO AND DESIGN	35	Lernco, Inc.	1,250,055	11/17/2003	1,250,055	12/29/2005		No
8500	NY & CO AND DESIGN	16	Lernco, Inc.	912,078	3/24/2000	912,078	2/2/2006		No
8499	NY & CO AND DESIGN	3	Lernco, Inc.	912,077	3/24/2000	912,077	10/21/2005		No
8498	NY & CO AND DESIGN	25	Lernco, Inc.	912,079	3/24/2000	912,079	1/29/2007		No

Country: Indonesia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12878	CITY CREPE	25	Lerner New York, Inc.	D00-2005-04523-04561	2/17/2005	IDM000199862	3/31/2009		No
12877	CITY SPA	25	Lerner New York, Inc.	D00-2005-04522-04560	2/17/2005				No
12031	CITY STRETCH	25	Lerner New York, Inc.	D00-2004-00270-00271	1/7/2004	IDM000154282	2/18/2008		No
7599	LERNER	25	Lernco, Inc.	D96-9111	5/7/1996	IDM000113209	8/15/1997		No
12186	LERNER NEW YORK	35	Lernco, Inc.	J00-2004-05091-05134	3/1/2004	IDM000050333	9/14/2005		No
14861	NEW YORK & COMPANY	35	Lernco, Inc.	J00-2007-001249	1/15/2007	IDM000172992	8/11/2008		No
14862	NEW YORK & COMPANY	25	Lernco, Inc.	D00-2007-001248	1/15/2007	IDM000172991	8/11/2008		No
8147	NY & CO and Design	35	Lernco, Inc.	J00-5127	5/29/2000	IDM000243517	5/25/2001		No
8113	NY & CO AND DESIGN	3	Lernco, Inc.	DOO-5125	5/29/2000	481,085	6/21/2001		No
8125	NY & CO AND DESIGN	25	Lernco, Inc.	D00.5126	5/29/2000	IDM000243515	5/25/2001		No

Country: Ireland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4456	LERNER NEW YORK	25	Lernco, Inc.	94/3591	6/14/1994	161,697	11/23/1995		No
7348	LERNER NEW YORK	16, 41	Lernco, Inc.	98/3073	7/28/1998	210,091	4/27/2000		No
7346	LERNER NEW YORK	42	Lernco, Inc.	95/3611	7/1/1996	205,951	7/7/1999		No
14796	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7952	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	2000/00926	3/20/2000	222,496	9/11/2002		No

Country: Israel

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3919	LERNER NEW YORK	42	Lernco, Inc.	92,119	4/12/1994	92,119	5/1/1996		No
3918	LERNER NEW YORK	25	Lernco, Inc.	92,118	4/12/1994	92,118	5/1/1996		No

10

8221	NY & CO AND DESIGN	3	Lernco, Inc.	136,075	3/21/2000	136,075	9/5/2001		No
8222	NY & CO AND DESIGN	25	Lernco, Inc.	136,076	3/21/2000	136,076	9/5/2001		No
8223	NY & CO AND DESIGN	35	Lernco, Inc.	136,077	3/21/2000	136,077	9/5/2001		No

Country: Italy

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12667	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12676	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12658	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No
2318	LERNER	25, 42	Lernco, Inc.		7/4/1986	762,332	3/18/1987		No
14797	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7974	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	MI2000C003247	3/21/2000				No

Country: Jamaica

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
10497	NY & CO AND DESIGN	35	Lernco, Inc.	41,390	10/12/2001	41,390	5/16/2003		No
8142	NY & CO and Design	3	Lernco, Inc.	3/4078	3/16/2000	38,732	5/14/2002		No
8143	NY & CO and Design	16	Lernco, Inc.	16/3001	3/16/2000	38,708	5/15/2002		No
8144	NY & CO and Design	25	Lernco, Inc.	25/2269	3/16/2000	38,769	6/11/2002		No

Country: Japan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12668	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12677	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12659	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No
2319	LERNER	20, 24, 25	Lernco, Inc.		5/15/1986	2,114,688	2/21/1989		No
1216	LERNER NEW YORK	35	Lernco, Inc.	73507/94	7/20/1994	3,357,873	11/7/1997		No
4484	LERNER NEW YORK	39	Lernco, Inc.	73508/94	7/20/1994	3,352,532	10/17/1997		No
14798	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7986	NY & CO AND DESIGN	35	Lernco, Inc.	2000-038466	3/22/2000	4,477,894	5/25/2001		No
7987	NY & CO AND DESIGN	25	Lernco, Inc.	2000-038465	3/22/2000	4,446,389	1/19/2001		No

11

Country: Jordan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8434	LERNER NEW YORK	42	Lernco, Inc.	61,905	5/11/2000	61,905	10/27/2002		No
4518	LERNER NEW YORK	25	Lernco, Inc.	35,872	8/15/1994	35,872	6/29/1995		No
14942	NEW YORK & COMPANY	25	Lernco, Inc.	94,189	7/19/2007	94,189	4/10/2008		No
14945	NEW YORK & COMPANY	18	Lernco, Inc.	94,188	7/19/2007	94,188	4/10/2008		No
14944	NEW YORK & COMPANY	3	Lernco, Inc.	93,878	7/19/2007	93,878	3/9/2008		No
14943	NEW YORK & COMPANY	42	Lernco, Inc.	94,230	7/19/2007	94,230	4/10/2008		No
8488	NY & CO AND DESIGN	42	Lernco, Inc.	61,448	5/11/2000	61,448	9/15/2002		No
8489	NY & CO AND DESIGN	3	Lernco, Inc.	57,894	5/11/2000	57,894	12/10/2001		No
8490	NY & CO AND DESIGN	25	Lernco, Inc.	57,893	5/11/2000	57,893	12/10/2001		No

Country: Kenya

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14799	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country: Kosovo

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
16281	LERNER	25	Lernco, Inc.		5/14/1986	1,811	9/5/1988		No
16373	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	Z-358/2000	4/14/2000	6,780	12/1/2003		No

Country: Kuwait

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4656	LERNER	25	Lernco, Inc.	29,447	9/26/1994	27,144	12/16/1997		No
14970	NEW YORK & COMPANY	3	Lernco, Inc.	89,088	10/16/2007	76,295	1/18/2009		No
14971	NEW YORK & COMPANY	18	Lernco, Inc.	89,089	10/16/2007	74,549	12/7/2008		No
14972	NEW YORK & COMPANY	25	Lernco, Inc.	89,090	10/16/2007	74,550	12/7/2008		No
14973	NEW YORK & COMPANY	35	Lernco, Inc.	89,091	10/16/2007	76,296	1/18/2009		No
11051	NY & CO AND DESIGN	35	Lernco, Inc.	47,029	6/21/2000	44,248	5/7/2003		No
11050	NY & CO AND DESIGN	3	Lernco, Inc.	47,028	6/21/2000	44,249	5/7/2003		No
8458	NY & CO. AND RECTANGULAR DESIGN	25	Lernco, Inc.	47,030	6/21/2000	44,247	5/5/2003		No

12

Country: Lebanon

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14974	NEW YORK & COMPANY IN LATIN CHARACTERS	3, 18, 25, 35	Lernco, Inc.		7/16/2007	111,931	7/16/2007		No

Country: Lesotho

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
13016	LERNER	3, 25, 35	Lernco, Inc.	LS/M/04/00157	1/21/2004	LS/M/04/00157	7/19/2005		No
12696	NEW YORK & COMPANY	3, 25, 35	Lernco, Inc.	LS/M/04/00156	1/21/2004	LS/M/04/00156	7/19/2005		No

Country: Macao

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12825	CITY CREPE	25	Lerner New York, Inc.	N/16028	2/7/2005	N/16028	6/8/2005		No
12826	CITY SPA	25	Lerner New York, Inc.	N/16029	2/7/2005	N/16029	6/8/2005		No
12046	CITY STRETCH	25	Lerner New York, Inc.	N/012906	1/12/2004	N/012906	5/11/2004		No
3994	LERNER NEW YORK	42	Lernco, Inc.	13.527-M	4/18/1994	13.527-M	4/12/1995		No
3993	LERNER NEW YORK	25	Lernco, Inc.	13.526-M	4/18/1994	13.526-M	4/12/1995		No
14910	NEW YORK & COMPANY	35	Lernco, Inc.	N/28945	5/21/2007	N/28945	7/24/2009		No
14911	NEW YORK & COMPANY	25	Lernco, Inc.	N/28944	5/21/2007	N/28944	7/24/2009		No

Country: Madagascar

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12028	LERNER	3, 25, 35	Lernco, Inc.	2004/0058	2/13/2004	6,210	1/3/2005		No
12029	NEW YORK & COMPANY	3, 25, 35	Lernco, Inc.	2004/0059	2/13/2004	6,209	1/3/2005		No

Country: Malaysia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3335	LERNER NEW YORK	3	Lernco, Inc.	97/09744	7/18/1997	97009744	4/22/2009		No
4009	LERNER NEW YORK	25	Lernco, Inc.	94/07748	8/27/1994	94/07748	10/11/1996		No
7008	LERNER NEW YORK	35	Lernco, Inc.	97/18386	12/1/1997	97018386	3/30/2002		No
8510	NY & CO AND DESIGN	3	Lernco, Inc.	2000/05121	4/25/2000				No
8511	NY & CO AND DESIGN	25	Lernco, Inc.	2000/05122	4/25/2000				No

13

8512	NY & CO AND DESIGN	35	Lernco, Inc.	2000/05123	4/25/2000	No

Country: Mauritius

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2324	LERNER	25	Lernco, Inc.		6/19/1986	A/27 No. 112	10/30/1986		No
10756	NY & CO AND DESIGN	3, 16, 25	Lernco, Inc.		4/6/2000	A/47 No. 235	2/25/2002		No

Country: Mexico

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
13251	CITY CREPE	25	Lerner New York, Inc.	699,019	1/27/2005	1,092,600	3/30/2009		No
13252	CITY SPA	25	Lerner New York, Inc.	699,020	1/27/2005	875,034	3/31/2005		No
14907	CITY STRETCH	25	Lerner New York, Inc.	851,073	4/26/2007	1,045,143	6/12/2008		No
16360	CITY STRETCH	25	Lerner New York, Inc.						No
16382	CITY STRETCH	25	Lerner New York, Inc.	1,183,543	6/3/2011				No
14628	LERNER	25	Lernco, Inc.	790,486	6/23/2006	946,937	7/31/2006		No
15525	LERNER	35	Lernco, Inc.	996,433	3/19/2009	1,130,097	11/11/2009		No
15524	LERNER	25	Lernco, Inc.	996,432	3/19/2009	1,093,076	4/2/2009		No
14859	NEW YORK & COMPANY	25	Lernco, Inc.	835,240	2/9/2007	1,070,381	11/5/2008		No
14860	NEW YORK & COMPANY	35	Lernco, Inc.	835,242	2/9/2007	976,631	3/14/2007		No
15652	NEW YORK & COMPANY	14	Lernco, Inc.	1,062,106	1/22/2010	1,205,548	3/8/2011		No
15654	NEW YORK & COMPANY	35	Lernco, Inc.	1,062,108	1/22/2010	1,175,364	8/24/2010		No
15653	NEW YORK & COMPANY	18	Lernco, Inc.	1,062,107	1/22/2010				No
15591	NY & CO	25	Lernco, Inc.	1,039,891	10/9/2009	1,128,806	10/29/2009		No
11534	NY & CO NEW YORK & COMPANY AND DESIGN	3	Lernco, Inc.	604,054	6/5/2003	801,098	7/23/2003		No
11503	NY & CO NEW YORK & COMPANY AND DESIGN	25	Lernco, Inc.	602,178	5/23/2003	1,091,194	3/23/2009		No
15181	NY&CO	25	Lernco, Inc.	289,480	3/12/1997	546,571	4/24/1997		No

Country: Monaco

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4562	LERNER NEW YORK	25, 35	Lernco, Inc.	15,598	7/13/1994	R94-15547	9/15/1994		No

14

8204	NY & CO AND DESIGN	3, 16, 25	Lernco, Inc.	21707	4/25/2000	R00.21473	6/20/2000	No

Country: Mongolia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12001	LERNER	3, 25, 35	Lernco, Inc.	4,922	1/16/2004	4,557	1/16/2004		No
12002	NEW YORK & COMPANY	3, 25, 35	Lernco, Inc.	4,923	1/16/2004	4,870	1/16/2004		No

Country: Montenegro (Republic of)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
15505	LERNER	25	Lernco, Inc.		5/14/1986	32,063	9/5/1988		No

Country: Morocco

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4509	LERNER NEW YORK	25, 42	Lernco, Inc.		7/25/1994	54,393	7/25/1994		No
14800	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7936	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	72,818	3/20/2000	72,818	6/28/2000		No

Country: Nepal

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
1287	LERNER NEW YORK	42	Lernco, Inc.			11377/052	2/16/1996		No
5443	LERNER NEW YORK	18	Lernco, Inc.			11519/052	4/11/1996		No
5442	LERNER NEW YORK	14	Lernco, Inc.			11518/052	4/11/1996		No
5444	LERNER NEW YORK	25	Lernco, Inc.			11520/052	4/11/1996		No
9090	NY & CO.	25	Lernco, Inc.			15414/057	6/15/2000		No

Country: New Zealand

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4609	LERNER NEW YORK	42	Lernco, Inc.	238,131	6/21/1994	238,131	4/15/1997		No
4608	LERNER NEW YORK	25	Lernco, Inc.	238,130	6/21/1994	238,130	4/15/1997		No
8053	NY & CO AND DESIGN	3	Lernco, Inc.	610,336	3/14/2000	610,336	9/14/2000		No
8054	NY & CO AND DESIGN	25	Lernco, Inc.	610,337	3/14/2000	610,337	9/14/2000		No
8055	NY & CO AND DESIGN	35	Lernco, Inc.	610,338	3/14/2000	610,338	9/14/2000		No

15

Country: Nicaragua

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12972	CITY CREPE	25	Lerner New York, Inc.	2005/00625	2/28/2005	83,715	10/18/2005		No
12977	CITY SPA	25	Lerner New York, Inc.	2005/00627	2/28/2005	83,655	10/18/2005		No
12973	CITY STRETCH	25	Lerner New York, Inc.	2005/00626	2/28/2005	83,716	10/18/2005		No
4676	LERNER	25	Lernco, Inc.		10/3/1994	27,890	3/7/1995		No
15008	LERNER NEW YORK	35	Lernco, Inc.	2007-04153	11/15/2007	0802197 LM	8/27/2008		No
8201	NY & CO AND DESIGN	3	Lernco, Inc.	2000/01851	4/27/2000	51,054	9/11/2001		No
8198	NY & CO AND DESIGN	25	Lernco, Inc.	2000/01852	4/27/2000	51,053	9/11/2001		No
8203	NY & CO AND DESIGN	42	Lernco, Inc.	2000/01853	4/27/2000	51,052	9/11/2001		No

Country: Norway

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2327	LERNER	25, 42	Lernco, Inc.		4/11/1986	129,602	7/23/1987		No
14801	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8139	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	2000 03114	3/15/2000	206,761	2/1/2001		No

Country: Oman

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
15015	NEW YORK & COMPANY	3, 18, 25, 35	Lernco, Inc.		11/30/2007	964,551	6/19/2008		No
8270	NY & CO AND DESIGN	35	Lernco, Inc.	22,478	5/15/2000	22,478	6/12/2004		No
8271	NY & CO AND DESIGN	42	Lernco, Inc.	22,479	5/15/2000	22,479	6/12/2004		No
8269	NY & CO AND DESIGN	25	Lernco, Inc.	22,477	5/15/2000	22,477	8/1/2004		No
8268	NY & CO AND DESIGN	3	Lernco, Inc.	22,476	5/15/2000	22,476	6/12/2004		No

Country: Pakistan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12469	NY & CO AND DESIGN	35	Lernco, Inc.	201,229	9/21/2004				No
8133	NY & CO AND DESIGN	16	Lernco, Inc.	162,207	4/13/2000	162,207	12/28/2006		No
8138	NY & CO AND DESIGN	25	Lernco, Inc.	161,735	3/21/2000				No
8137	NY & CO AND DESIGN	3	Lernco, Inc.	161,736	3/21/2000				No

16

Country: Panama

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2329	LERNER	14	Lernco, Inc.		3/10/1987	43,690	11/24/1987		No
2328	LERNER	35	Lernco, Inc.		3/10/1987	43,689	11/24/1987		No
2330	LERNER	18	Lernco, Inc.		3/10/1987	43,691	11/24/1987		No
2331	LERNER	25	Lernco, Inc.		3/11/1987	43,695	11/24/1987		No
8880	NY & CO AND DESIGN	3	Lernco, Inc.	109,369	8/11/2000	109,369	10/15/2001		No
8881	NY & CO AND DESIGN	25	Lernco, Inc.	109,370	8/11/2000	109,370	3/22/2005		No
8882	NY & CO AND DESIGN	35	Lernco, Inc.	109,371	8/11/2000	109,371	10/15/2001		No

Country: Paraguay

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2340	LERNER	25	Lernco, Inc.		6/19/1986	292,154	10/28/1986		No
2339	LERNER	35	Lernco, Inc.		6/19/1986	292,153	10/28/1986		No
8211	NY & CO and Design	3	Lernco, Inc.	8507-2000	4/13/2000	239,105	9/10/2001		No
8212	NY & CO and Design	25	Lernco, Inc.	8506-2000	4/13/2000	239,104	9/10/2001		No
8213	NY & CO and Design	35	Lernco, Inc.	8508-2000	4/13/2000	239,106	9/10/2001		No

Country: Peru

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
10143	LERNER NEW YORK	35	Lernco, Inc.	136,777	10/22/2001	28,269	1/16/2002		No
1076	LERNER NEW YORK	39	Lernco, Inc.	250,581	9/13/1994	003,318	1/18/1995		No
4381	LERNER NEW YORK	25	Lernco, Inc.	247,082	7/19/1994	11,223	11/3/1994		No
14873	NEW YORK & COMPANY	25	Lernco, Inc.	310,827	4/4/2007	135,225	1/11/2008		No
14874	NEW YORK & COMPANY	35	Lernco, Inc.	310,828	4/4/2007	47,353	9/6/2007		No
8205	NY & CO AND DESIGN	25	Lernco, Inc.	106505-2000	5/18/2000	78,796	3/11/2002		No
8169	NY & CO AND DESIGN	3	Lernco, Inc.	105,816	5/9/2000	66,068	9/8/2000		No

Country: Philippines

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12073	CITY STRETCH	25	Lerner New York, Inc.	4-2004-000206	1/9/2004	4-2004-000206	3/10/2006		No
12607	LERNER	18	Lernco, Inc.	4-2004-010623	11/9/2004	4-2004-010623	10/2/2006		No
15320	LERNER	14, 25, 35	Lernco, Inc.	4-2008-008883	7/24/2008	4-2008-008883	2/11/2010		No
14885	NEW YORK & COMPANY	25	Lernco, Inc.	4-2007-000374	1/11/2007	4-2007-000374	11/11/2007		No
8140	NY & CO AND DESIGN	25	Lernco, Inc.	4-2000-002256	3/22/2000	4-2000-002256	4/28/2006		No

17

Country: Poland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4706	LERNER NEW YORK	25, 39	Lernco, Inc.		7/29/1994	98,228	7/29/1994		No
14802	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8253	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	Z-216047	3/29/2000	149,292	12/15/2003		No

Country: Portugal

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2338	LERNER	25	Lernco, Inc.	234,715	5/5/1986	234,715	10/1/1991		No
2337	LERNER	42	Lernco, Inc.	234,716	5/5/1986	234,716	12/3/1991		No
14803	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7996	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	344,857	3/17/2000	344,857	3/22/2001		No

Country: Puerto Rico

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
15511	CITY STRETCH	25	Lerner New York, Inc.		2/2/2009				No
14525	LERNER	18	Lernco, Inc.	69,018	6/19/2006	69,018	7/31/2007		No
14529	LERNER	14	Lernco, Inc.	69,015	6/19/2006	69,015	7/31/2007		No
14530	LERNER	25	Lernco, Inc.	69,019	6/19/2006	69,019	7/31/2007		No
14526	LERNER	16	Lernco, Inc.	69,017	6/19/2006	69,017	7/31/2007		No
10604	LERNER	42	Lernco, Inc.			7,158	4/15/1980		No
2336	LERNER	16	Lernco, Inc.		7/24/1986	27,286	12/23/1986		No
2335	LERNER	14	Lernco, Inc.		7/24/1986	27,285	12/23/1986		No
2334	LERNER	25	Lernco, Inc.		8/28/1981	23,928-A	12/10/1981		No
5189	LERNER	14, 18, 25	Lernco, Inc.		5/15/1990	7,507	3/10/1987		No
15250	LERNER	35	Lernco, Inc.	64,893	7/10/2008				No
15590	NEW YORK & COMPANY	35	Lernco, Inc.	64,357	6/17/2008				No
15589	NEW YORK & COMPANY	25	Lernco, Inc.	64,354	6/17/2008				No
15588	NEW YORK & COMPANY	3	Lernco, Inc.	64,355	6/17/2008				No

18

Country: Qatar

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14959	NEW YORK & COMPANY	18	Lernco, Inc.	45,645	7/16/2007	45,645	4/28/2009		No
14958	NEW YORK & COMPANY	3	Lernco, Inc.	45,644	7/16/2007	45,644	4/28/2009		No
14866	NEW YORK & COMPANY	35	Lernco, Inc.	43,198	2/12/2007	43,198	11/18/2009		No
14865	NEW YORK & COMPANY	25	Lernco, Inc.	43,197	2/12/2007	43,197	9/14/2009		No
8218	NY & CO AND DESIGN	3	Lernco, Inc.	22,570	4/1/2000	22,570	7/5/2007		No
8217	NY & CO AND DESIGN	35	Lernco, Inc.	22,572	4/1/2000	22,572	7/5/2007		No
8219	NY & CO AND DESIGN	25	Lernco, Inc.	22,571	4/1/2000	22,571	7/5/2007		No

Country: Romania

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3275	LERNER NEW YORK	25, 42	Lernco, Inc.	32,461	8/31/1994	24,183	8/31/1994		No
14804	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8369	NY & CO AND DESIGN	3, 25, 44	Lernco, Inc.	M 2000 01204	3/14/2000	R042317	3/14/2000		No

Country: Russian Federation

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4070	LERNER NEW YORK	3, 14, 18, 25, 42	Lernco, Inc.	94,019,044	6/1/1994	134,936	11/24/1995		No
8105	NY & CO AND DESIGN	3, 25, 42	Lernco, Inc.	2000705692	3/15/2000	217,209	7/17/2002		No

Country: Saudi Arabia

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4580	LERNER NEW YORK	42	Lernco, Inc.	28,302	2/1/1995	364/31	12/24/1995		No
4579	LERNER NEW YORK	25	Lernco, Inc.	26,708	10/8/1994	341/66	5/29/1995		No
5009	LERNER NEW YORK	39	Lernco, Inc.	28,290	2/1/1995	364/30	12/24/1995		No
14930	NEW YORK & COMPANY	35	Lernco, Inc.	119,242	7/4/2007				No
14929	NEW YORK & COMPANY	25	Lernco, Inc.	119,241	7/4/2007				No
14928	NEW YORK & COMPANY	18	Lernco, Inc.	119,240	7/4/2007				No
14927	NEW YORK & COMPANY	3	Lernco, Inc.	119,239	7/4/2007				No
8368	NY & CO AND DESIGN	25	Lernco, Inc.	64,049	4/26/2000	742/34	8/25/2004		No
8367	NY & CO AND DESIGN	3	Lernco, Inc.	64,048	4/26/2000	742/33	8/25/2004		No

19

8366	NY & CO AND DESIGN	35	Lernco, Inc.	64,157	5/1/2000	572/64	5/29/2001		No

Country: Serbia (Republic of)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8042	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	Z-358/2000	4/14/2000	46,538	12/1/2003		No

Country: Serbia and Montenegro

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2352	LERNER	25	Lernco, Inc.		5/14/1986	32,063	9/5/1988		No
14806	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No

Country: Singapore

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
6620	LERNER NEW YORK	35	Lernco, Inc.	T99/00470I	1/15/1999	T9900470I	1/15/1999		No
3587	LERNER NEW YORK	25	Lernco, Inc.	10330/96	9/26/1996	T96/10330G	9/26/1996		No
3568	LERNER NEW YORK AND LADY DESIGN	42	Lernco, Inc.	448/97	1/15/1997	T97/00448E	1/15/1997		No
14807	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8004	NY & CO AND DESIGN	3	Lernco, Inc.	T00/04987Z	3/28/2000	T00/04987Z	10/28/2002		No
8006	NY & CO AND DESIGN	35	Lernco, Inc.	T00/04988H	3/28/2000	T00/04988H	2/13/2003		No
8005	NY & CO AND DESIGN	25	Lernco, Inc.	T00/04986A	3/28/2000	T00/04986A	3/28/2000		No

Country: Slovak Republic

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14808	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8236	NY & CO AND DESIGN	3, 25, 35, 39	Lernco, Inc.	POZ 1318-2000	5/2/2000	196,141	7/16/2001		No

Country: South Africa

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7764	LERNER	25	Lernco, Inc.	2000/02683	2/21/2000	2000/02683	7/11/2003		No
14834	NEW YORK & COMPANY	25	Lernco, Inc.	2007/00437	1/9/2007	2007/00437	5/20/2010		No
14835	NEW YORK & COMPANY	35	Lernco, Inc.	2007/00438	1/9/2007	2007/00438	5/20/2010		No
8134	NY & CO AND DESIGN	3	Lernco, Inc.	2000/04509	3/14/2000	2000/04509	2/18/2005		No

20

8135	NY & CO AND DESIGN	25	Lernco, Inc.	2000/04510	3/14/2000	2000/04510	2/18/2005		No
8136	NY & CO AND DESIGN	35	Lernco, Inc.	2000/04511	3/14/2000	2000/04511	2/18/2005		No

Country: South Korea

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12669	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12678	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12660	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No
2321	LERNER	14, 24, 25, 26	Lernco, Inc.	86-8748	5/14/1986	143,701	7/30/1987		No
2320	LERNER	36	Lernco, Inc.	86-734	5/14/1986	7,100	6/10/1987		No
3567	LERNER NEW YORK	35, 36, 44, 45	Lernco, Inc.	93-2091	4/20/1993	32,539	7/29/1996		No
14809	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7975	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	2000-1324	3/21/2000	5,471	5/28/2002		No

Country: Spain

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12670	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12679	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12661	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No
2312	LERNER	42	Lernco, Inc.	1,188,761	4/7/1987	1,188,761	10/2/1989		No
4431	LERNER NEW YORK	25	Lernco, Inc.	1,910,655	6/27/1994	1,910,655	3/5/1995		No
14810	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
7995	NY & CO AND DESIGN	25	Lernco, Inc.	2,302,983	3/24/2000	2,302,983	2/5/2001		No
7991	NY & CO AND DESIGN	3	Lernco, Inc.	2,302,982	3/24/2000	2,302,982	2/5/2001		No
8124	NY & CO AND DESIGN	35	Lernco, Inc.	2,302,984	3/24/2000	2,302,984	4/20/2001		No

Country: Sri Lanka

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12891	CITY STRETCH	25	Lerner New York, Inc.	123,754	2/8/2005				No
2322	LERNER	25	Lernco, Inc.	51,351	5/14/1986	51,351	3/19/1992		No
2323	LERNER	42	Lernco, Inc.	51,353	5/14/1986	51,353	9/10/1990		No
14823	NEW YORK & COMPANY	35	Lernco, Inc.	137,090	1/12/2007				No
14824	NEW YORK & COMPANY	25	Lernco, Inc.	137,091	1/12/2007				No

21

8043	NY & CO AND DESIGN	25	Lernco, Inc.	96,999	3/23/2000	96,999	4/28/2006		No
8044	NY & CO AND DESIGN	42	Lernco, Inc.	96,998	3/23/2000	96,998	9/14/2004		No
8045	NY & CO AND DESIGN	3	Lernco, Inc.	96,996	3/23/2000				No

Country: Sweden

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4468	LERNER NEW YORK	25, 35, 39	Lernco, Inc.	94-06793	6/29/1994	302,523	6/2/1995		No
14811	NEW YORK & COMPANY	3, 9, 14, 18, 20, 25, 26, 35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8028	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	00-02356	3/23/2000	348,299	8/31/2001		No

Country: Switzerland

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2304	LERNER	25	Lernco, Inc.		6/4/1986	P348,915	11/21/1986		No
3898	LERNER NEW YORK	35, 36, 39, 40, 41, 42	Lernco, Inc.	5319-1993.9	4/1/1993	409,696	5/24/1994		No
14812	NEW YORK & COMPANY	35, 36	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
8214	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	02987/2000	3/14/2000	477,497	10/26/2000		No

Country: Taiwan

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12730	CITY CREPE	25	Lerner New York, Inc.	94004484	1/28/2005	1,175,833	10/1/2005		No
12729	CITY SPA	25	Lerner New York, Inc.	94004485	1/28/2005	1,175,834	10/1/2005		No
12731	CITY STRETCH	25	Lerner New York, Inc.	94004482	1/28/2005	1,175,832	10/1/2005		No
1285	LERNER	18	Lernco, Inc.	85053968	10/23/1996	783,341	11/1/1997		No
2344	LERNER	5	Lernco, Inc.	78,021,889		492,681	8/1/1990		No
1753	LERNER	25	Lernco, Inc.	85053969	10/23/1996	774,403	9/1/1997		No
7883	LERNER	3	Lernco, Inc.	89007339	2/14/2000	942,268	6/1/2001		No
5295	LERNER NEW YORK	42	Lernco, Inc.	84065884	12/30/1995	91,398	6/1/1997		No
14953	NEW YORK & COMPANY	25, 35	Lernco, Inc.	96036176	3/9/2006	1,388,626	12/1/2009		No
14379	NEW YORK & COMPANY	3, 35	Lernco, Inc.	96036175	3/9/2006	1,388,625	12/1/2009		No
14821	NEW YORK & COMPANY	3, 14, 18, 25, 35	Lernco, Inc.	96001392	1/10/2007	1,388,624	12/1/2009		No
8115	NY & CO AND DESIGN	3	Lernco, Inc.	89016393	3/27/2000	991,763	4/1/2002		No
8116	NY & CO AND DESIGN	35	Lernco, Inc.	89016385	3/27/2000	150,290	10/16/2001		No
8117	NY & CO AND DESIGN	25	Lernco, Inc.	89016388	3/27/2000	1,037,822	3/16/2003		No

22

Country: Tangier Zone

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2408	LERNER NEW YORK	25, 42	Lernco, Inc.		8/18/1994	9,947	10/20/1994		No

Country: Thailand

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2341	LERNER	25	Lernco, Inc.	309,914	6/13/1986	46,404	12/30/1986		No
8111	NY & CO AND DESIGN	3	Lernco, Inc.	415,518	3/28/2000	148,214	11/22/2001		No

Country: Turkey

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12104	LERNER	35	Lernco, Inc.	2004/01334	1/21/2004	2004/01334	1/21/2004		No
2342	LERNER	25	Lernco, Inc.		6/15/1987	100,004	6/15/1987		No
12090	NEW YORK & COMPANY	25, 35	Lernco, Inc.	2004/01330	1/21/2004	2004/01330	1/21/2004		No

Country: Ukraine

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4491	LERNER NEW YORK	25, 42	Lernco, Inc.	94083022/T	8/23/1994	12,102	6/7/1999		No
14813	NEW YORK &	3, 9, 14, 18, 20,	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
	COMPANY	25, 26, 35, 36
8247	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	2000041478	4/11/2000	26,696	8/15/2002		No

Country: United Arab Emirates

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
3965	LERNER NEW YORK	42	Lernco, Inc.	8,903	12/25/1994	7,442	12/22/1996		No
3964	LERNER NEW YORK	25	Lernco, Inc.	8,902	12/25/1994	8,166	12/22/1996		No
14936	NEW YORK & COMPANY	18	Lernco, Inc.	97,120	7/5/2007	95,257	6/9/2010		No
14937	NEW YORK & COMPANY	25	Lernco, Inc.	97,121	7/5/2007	95,258	6/9/2009		No
14938	NEW YORK & COMPANY	35	Lernco, Inc.	97,122	7/5/2007	95,259	6/9/2009		No
14935	NEW YORK & COMPANY	3	Lernco, Inc.	97,119	7/5/2007	95,256	6/9/2009		No
8501	NY & CO AND DESIGN	42	Lernco, Inc.	36,973	6/18/2000	28,862	10/15/2001		No
8502	NY & CO AND DESIGN	3	Lernco, Inc.	36,971	6/18/2000	28,860	10/15/2001		No

23

8503	NY & CO AND DESIGN	25	Lernco, Inc.	36,972	6/18/2000	28,861	10/15/2001	No

Country: United Kingdom

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12671	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12680	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12662	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No
1812	LERNER	16	Lernco, Inc.	2,025,502	6/29/1995	2,025,502	1/3/1997		No
3913	LERNER	25	Lernco, Inc.	1,568,311	10/31/1994	1,568,311	2/16/1996		No
3914	LERNER	42	Lernco, Inc.	1,568,723	10/31/1994	1,568,723	12/29/1995		No
14814	NEW YORK &	3, 9, 14, 18, 20,	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
	COMPANY	25, 26, 35, 36
7906	NY & CO AND DESIGN	35	Lernco, Inc.	2,225,577	3/13/2000	2,225,577	7/28/2001		No
7907	NY & CO AND DESIGN	3, 25	Lernco, Inc.	2,225,601	3/13/2000	2,225,601	8/25/2000		No

Country: United States

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
14941	CITY BEAUTY	3	Lerner New York, Inc.	77/245,507	8/2/2007	3,486,011	8/12/2008		Yes
14948	CITY DEALS	35	Lerner New York, Inc.	77/258,026	8/17/2007	3,796,066	6/1/2010		Yes
14976	CITY LUXE	25	Lerner New York, Inc.	77/313,628	10/25/2007	3,444,989	6/10/2008		No
14898	CITY MOODS	4	Lerner New York, Inc.	77/179,195	5/11/2007	3,368,897	1/15/2008		No
11365	CITY STRETCH	25	Lerner New York, Inc.	76/502,113	3/26/2003	2,912,135	12/21/2004		No
14762	CITY STYLE	14, 25	Lerner New York, Inc.	77/045,359	11/16/2006	3,494,535	9/2/2008		No
14905	DOWNTOWN DARLING	3	Lerner New York, Inc.	77/193,891	5/31/2007	3,477,674	7/29/2008		Yes
14897	FABULOUS ON FIFTH	3	Lerner New York, Inc.	77/183,988	5/17/2007	3,499,775	9/9/2008		Yes
13442	GREAT STYLE. GREAT VALUE. ALWAYS SEXY.	35	Lerner New York, Inc.	78/672,385	7/18/2005	3,109,349	6/27/2006		No
15242	IN MOTION BY NEW YORK & COMPANY AND DESIGN	25	Lernco, Inc.	77/518,755	7/10/2008	3,652,450	7/7/2009		Yes
14387	LEFT POCKET STITCHING DESIGN	25	Lerner New York, Inc.	78/847,060	3/27/2006	3,263,673	7/10/2007		No
14393	LEFT WAVE STITCHING DESIGN	25	Lerner New York, Inc.	78/849,251	3/29/2006	3,263,679	7/10/2007		No
16062	LERNER	35	Lernco, Inc.	85/221,008	1/19/2011				Yes
2349	LERNER	14, 18, 25	Lernco, Inc.	73/608,444	7/8/1986	1,431,895	3/10/1987		No
1539	LERNER NEW YORK	42	Lernco, Inc.	703,353	7/19/1995	1,987,113	7/16/1996		No

24

16250	LERNER WOMAN	18, 25, 35	Lernco, Inc.	85/270,882	3/18/2011			Yes
14902	MISS MANHATTAN	3	Lerner New York, Inc.	77/182,833	5/16/2007	3,499,770	9/9/2008	Yes
6203	NEW YORK & COMPANY	35	Lerner New York, Inc.	75/648,424	2/23/1999	2,507,567	11/13/2001	Yes
11936	NEW YORK & COMPANY	9, 14, 18, 20, 25, 26	Lernco, Inc.	78/349,339	1/8/2004	3,026,644	12/13/2005	No
11925	NEW YORK & COMPANY	3	Lernco, Inc.	78/349,358	1/8/2004	3,446,405	6/10/2008	Yes
8337	NEW YORK & COMPANY	18, 25, 36	Lernco, Inc.	76/068,009	6/12/2000	2,629,986	10/8/2002	Yes
14680	NEW YORK & COMPANY REWARDS CLUB	35	Lernco, Inc.	77/001,769	9/18/2006	3,414,949	4/22/2008	Yes
12230	NY & C AND DESIGN	18, 25	Lernco, Inc.	78/402,450	4/15/2004	3,382,726	2/12/2008	Yes
15243	NY & C AND DESIGN02	14, 18, 25, 35	Lernco, Inc.	77/518,667	7/10/2008	3,755,542	3/2/2010	Yes
13267	NY & C PLATINUM	25	Lernco, Inc.	78/631,404	5/17/2005	3,386,327	2/19/2008	Yes
9701	NY JEANS NEW YORK & COMPANY	25	Lerner New York, Inc.	78/034,551	11/9/2000	2,573,780	5/28/2002	Yes
14388	NY POCKET STITCHING DESIGN	25	Lernco, Inc.	78/847,002	3/27/2006	3,317,524	10/23/2007	No
15897	NY STYLE	14, 18, 25, 35	Lernco, Inc.	85/152,904	10/14/2010			No
15720	NY&C REWARDS	35	Lernco, Inc.	85/013,875	4/14/2010			Yes
15518	RED LABEL AND DESIGN	25	Lernco, Inc.	77/237,401	7/24/2007	3,528,596	11/4/2008	Yes
14947	REFRESH, INDULGE & PAMPER	35	Lerner New York, Inc.	77/255,645	8/15/2007	3,486,029	8/12/2008	Yes
14386	RIGHT POCKET STITCHING DESIGN	25	Lerner New York, Inc.	78/847,085	3/27/2006	3,263,674	7/10/2007	No
14394	RIGHT WAVE STITCHING DESIGN	25	Lerner New York, Inc.	78/849,306	3/29/2006	3,263,680	7/10/2007	No
15563	SOME GIFTS COUNT MORE THAN OTHERS	35	Lerner New York, Inc.	77/793,433	7/30/2009	3,805,887	6/22/2010	No
15087	SWIRL WITH DOTS DESIGN	25	Lerner New York, Inc.	77/390,324	2/6/2008	3,667,406	8/11/2009	Yes
14896	UPTOWN ANGEL	3	Lerner New York, Inc.	77/182,846	5/16/2007	3,493,505	8/26/2008	Yes

Country: Uruguay

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2351	LERNER	25, 42	Lernco, Inc.		5/20/1986	381,580	10/13/1987		No
7956	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	321,188	3/14/2000	321,188	10/10/2000		No

25

Country: Venezuela

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
4352	LERNER NEW YORK	25	Lernco, Inc.	1994-007935	6/16/1994	P-231269	9/10/1999		No
4353	LERNER NEW YORK	42	Lernco, Inc.	1994-007936	6/3/1994	S-016607	1/13/2000		No
8001	NY & CO AND DESIGN	25	Lernco, Inc.	2000-001738	2/7/2000				No
8002	NY & CO AND DESIGN	3	Lernco, Inc.	2000-001739	2/7/2000				No
8355	NY & CO AND DESIGN		Lernco, Inc.	2000-001737	2/7/2000				No

Country: Vietnam

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12834	CITY CREPE	25	Lerner New York, Inc.	4-2005-01222	1/31/2005	75,950	10/10/2006		No
12835	CITY SPA	25	Lerner New York, Inc.	4-2005-01223	1/31/2005	75,951	10/10/2006		No
11976	CITY STRETCH	25	Lerner New York, Inc.	4-2004-00110	1/5/2004	62,940	5/23/2005		No
3569	LERNER NEW YORK	3, 14, 18, 25, 42	Lernco, Inc.	12,936	4/24/1993	10,850	1/24/1994		No
14815	NEW YORK &	3, 9, 14, 18, 20,	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007		No
	COMPANY	25, 26, 35, 36
8645	NY & CO AND DESIGN	3, 25, 35	Lernco, Inc.	45,632	3/14/2000	37,733	7/11/2001		No

Country: Virgin Islands (US)

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
2761	LERNER	14, 18, 25	Lernco, Inc.		4/2/1996	7,559	4/2/1996		No

Country: West Bank

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
7153	LERNER NEW YORK	25	Lernco, Inc.	5,509	8/30/1997	5,509	9/11/2001		No
7154	LERNER NEW YORK	35	Lernco, Inc.	5,510	8/30/1997	5,510	9/11/2001		No
8723	NY & CO AND DESIGN	3	Lernco, Inc.	8,056	4/5/2000	8,056	12/1/2004		No
8724	NY & CO AND DESIGN	25	Lernco, Inc.	8,058	4/5/2000	8,058	12/1/2004		No
8725	NY & CO AND DESIGN	35	Lernco, Inc.	8,057	4/5/2000	8,057	12/1/2004		No

Country: WIPO

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
12663	CITY CREPE	25	Lerner New York, Inc.	844,333	1/21/2005	844,333	4/7/2005		No
12672	CITY SPA	25	Lerner New York, Inc.	844,334	1/21/2005	844,334	4/7/2005		No
12654	CITY STRETCH	25	Lerner New York, Inc.	844,335	1/21/2005	844,335	4/7/2005		No

26

15014	NEW YORK & COMPANY	3, 18, 25, 35	Lernco, Inc.	964,551	11/30/2007	964,551	6/19/2008	No
14782	NEW YORK &	3, 9, 14, 18, 20,	Lernco, Inc.	926,844	1/3/2007	926,844	7/19/2007	No
	COMPANY	25, 26, 35, 36

Country: Zimbabwe

ID	Mark	Classes	Reg. Owner	App. #	App. Dt	Reg. #	Reg. Dt	Allow. Dt	ITU
8206	NY & CO AND DESIGN	35	Lernco, Inc.	377/2000	3/28/2000	377/2000	10/7/2002		No
8207	NY & CO AND DESIGN	25	Lernco, Inc.	376/2000	3/28/2000	376/2000	10/7/2002		No
7950	NY & CO AND DESIGN	3	Lernco, Inc.	375/2000	3/28/2000	375/2000	10/7/2002		No

27

SCHEDULE 31

Bank Account Contact Information

CORPORATE BANK ACCOUNTS

Bank Name	Bank Address	Contact Person	Phone Number	Account Number	Type of Account
The Bank of New York					Lerner New York Accounts Payable
The Bank of New York					Lerner New York Payroll
The Bank of New York					NY&CO Group Payroll
The Bank of New York					NY&CO Group Accounts Payable
The Bank of New York					NY&CO Group Master Account
Wells Fargo/Wachovia					Lerner New York Concentration
Huntington					Tax Payment
Uniprise Banking					UnitedHealth Medical Claims Escrow Account
Uniprise Banking					UnitedHealth FSA/CERA Escrow Account
Chase Metlife					Metlife Dental Medical Claims Escrow Account
Citicorp					Connecticut General Life Insurance Company — A Cigna Company
JP Morgan Chase					Restrictive Cash
FirstTrust Bank					LLC Escrow Account

STORE DEPOSITORY ACCOUNTS
Bank of America					Consolidated
JP Morgan Chase					Consolidated
Citizens					Consolidated
Comerica					Consolidated
Fifth Third					Consolidated
First Tennessee					Consolidated
Wells Fargo					Consolidated
HSBC					Consolidated
Huntington					Consolidated

Key Bank					Consolidated
PNC					Consolidated
Regions					Consolidated
IBC					Consolidated
US Bank					Consolidated

SCHEDULE 31

Wells Fargo	Consolidated
UNITED NATIONAL BANK	Outlier
SALEM FIVE CENTS SAVINGS BANK	Outlier
Charter One	Outlier
CAPITAL ONE	Outlier
Liberty Bank of Arkansas	Outlier
Hancock Bank	Outlier
GREAT SOUTHERN BANK	Outlier
TD BANK NORTH	Outlier
NORTHWEST SAVINGS BANK	Outlier
FIRST NIAGARA BANK	Outlier
UNITED NATIONAL BANK	Outlier
BB&T	Outlier
FIRST NATIONAL BANK	Outlier
HARRIS BANK	Outlier
CAPITAL CITY BANK	Outlier
CITIBANK	Outlier
Citizens Bank & Trust	Outlier
UMB BANK	Outlier
HEARTLAND BANK	Outlier
FIRST AMERICAN BANK	Outlier
BB&T	Outlier
First State Bank	Outlier
MB FINANCIAL BANK	Outlier
FIRST NATIONAL BANK	Outlier
FIRST SENTRY BANK	Outlier
NBT BANK	Outlier
SOUTH BANK	Outlier
FIRST AMERICAN BANK	Outlier
CITIBANK	Outlier
PROSPERITY BANK	Outlier
BB&T	Outlier
FIRST MERIT BANK, N.A.	Outlier
MB FINANCIAL	Outlier
BOONE COUNTY NATIONAL BANK	Outlier
BANCORPSOUTH	Outlier
BANK FINANCIAL	Outlier

SCHEDULE 31

Plains Capital Bank	Outlier
Sumner Bank and Trust	Outlier

SCHEDULE 31

Bank Account Contact Information

CORPORATE BANK ACCOUNTS

Bank Name	Bank Address	Contact Person	Phone Number	Account Number	Type of Account
The Bank of New York					Lerner New York Outlet Inc Accounts Payable
Wells Fargo/Wachovia					Lerner New York Concentration

STORE DEPOSITORY ACCOUNTS
Bank of America -Outlets					Consolidated
Citizens- Outlets					Consolidated
JP Morgan Chase- Outlets					Consolidated
Comerica - Outlet					Consolidated
PNC - Outlet					Consolidated
IBC - Outlet					Consolidated
Wells Fargo - Outlet					Consolidated
Compass Bank					Outlet — Outlier
Highland Bank					Outlet — Outlier
First Federal Bank					Outlet — Outlier